UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant □
Check the appropriate box:
☒        Preliminary Proxy Statement
☐         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐        Definitive Proxy Statement
☐         Definitive Additional Materials
☐         Soliciting Material under §240.14a-12
JUSHI HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
□    Fee paid previously with preliminary materials.
□    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

JUSHI HOLDINGS INC.
NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF JUSHI HOLDINGS INC.
AND
PRELIMINARY PROXY STATEMENT
FOR ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [____], 2026
[____], 2026

This Preliminary Proxy Statement is dated [____], 2026.

Jushi Holdings Inc.
Notice of Annual General and Special Meeting of Shareholders (the “Notice”)
The 2026 annual general and special meeting of shareholders (the “Meeting”) of Jushi Holdings Inc. (the “Company”), will be a meeting held on [____], 2026, beginning at [____] (Eastern Time), at the Company's office located at 301 Yamato Road, Suite 3250, Boca Raton, FL 33431.
The following matters will be considered at the Meeting:
•    The setting of the number of directors that constitutes the board of directors of the Company (the “Board”) at five;
•    The election of five director nominees named in the Management Information Circular and Proxy Statement, dated [____], 2026 (the “Proxy Statement”) to our Board;
•    The appointment of Macias Gini & O'Connell LLP as auditors for the Company and the authorization of the Board to fix the auditors' remuneration and set the terms of engagement;
•    The consideration and, if thought advisable, adoption of a special resolution, the full text of which is set forth in Appendix A to the Proxy Statement (the “Arrangement Resolution”), to approve a plan of arrangement, the full text of which is set forth in Appendix B to the Proxy Statement (the “Plan of Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) involving, among other things, the continuance and domestication of the Company from the laws of British Columbia, Canada to the laws of the State of Nevada in the United States, as more particularly described in the accompanying Management Information Circular and Proxy Statement (collectively, the “Arrangement”);
•    The approval of one or more adjournments of the Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve one or more proposals, including the Arrangement; and
•    The transaction of such other business as may properly come before the meeting or any adjournment, continuance or postponement thereof.
Each of the matters to be acted upon at the meeting are more fully described in our Proxy Statement.
This Notice of Meeting is accompanied by the Proxy Statement and the accompanying form of proxy (“Proxy Instrument”). As permitted by applicable securities law, the Company is using notice-and-access to deliver the Proxy Statement to shareholders. This means that the Proxy Statement is being posted online to access, rather than being mailed out. Notice-and-access substantially reduces the Company's printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. On or about [____], 2026, we expect to make the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2026, as amended by our Form 10-K/A filed with the SEC on April 14, 2026, including the audited annual consolidated financial statements of the Company, together with the notes thereto and the independent auditor's report and the related management's discussion and analysis contained therein, available on the “Investors” section of the Company's website at https://ir.jushico.com/, SEDAR+ at www.sedarplus.ca and the SEC's website at www.sec.gov. Shareholders will still receive a Proxy Instrument or a voting instruction form in the mail so they can vote their shares, but instead of receiving a paper copy of the Proxy Statement, they will receive a notice with information about how they can access the proxy statement electronically and how to request a paper copy.
The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof is [____], 2026 (the “Record Date”). Shareholders of the Company whose names have been entered in the register of shareholders of the Company at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof.
A shareholder of the Company may attend the Meeting or may be represented by proxy. Registered shareholders of the Company who are unable to attend the Meeting or any adjournment(s) thereof are requested to date, sign and return the accompanying Proxy Instrument for use at the Meeting or any adjournment(s) thereof.

To be effective, the Proxy Instrument must be returned to Odyssey, the Corporation's transfer agent at Odyssey Trust Company, 1100 – 67 Yonge Street, Toronto, ON, M5E 1J8. Alternatively, you may vote by Internet at https://login.odysseytrust.com/pxlogin. All instructions are listed on the Proxy Instrument. Your proxy or voting instructions must be received in each case no later than [____] (Eastern Time) on [____], 2026 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) or postponement of the Meeting.
Whether or not you plan to attend the Meeting, we encourage you to read this Proxy Statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “How You Can Vote” and to the instructions on your proxy or voting instruction card.
Pursuant to an interim order (the “Interim Order”) made by the Supreme Court of British Columbia (the “Court”) pursuant to section 291 of the Business Corporations Act (British Columbia) (the “BCBCA”), the BCBCA and the Plan of Arrangement, each registered shareholder of the Company will be granted the right to dissent in respect of the Arrangement Resolution. To exercise such dissent right: (a) a written notice of dissent to the Arrangement Resolution must be received by the Company c/o Fasken Martineau DuMoulin LLP, at 2900 - 550 Burrard St. Vancouver, BC V6C 0A3, Canada, to the attention of Mark Pontin by [____] (Vancouver time) on [____], or two business days prior to any adjournment or postponement of the Meeting; (b) the registered shareholder of the Company must not have voted in favour of the Arrangement Resolution; and (c) the registered shareholder of the Company must have otherwise complied with the provisions of sections 237 to 247 of the BCBCA, as modified and supplemented by the Plan of Arrangement, the Interim Order and a final order made by the Court (the “Final Order”) approving the Arrangement (if applicable). The right to dissent is described in the Management Information Circular and Proxy Statement and the text of each of the Plan of Arrangement, sections 237 to 247 of the BCBCA and the Interim Order, which are set forth in Appendices B, C and D, respectively, to the Management Information Circular and Proxy Statement.
Persons who are beneficial holders of shares of the Company registered in the name of a broker, custodian, nominee or other intermediary who wish to dissent in respect of the Arrangement Resolution should be aware that only registered shareholders are entitled to dissent. Accordingly, a beneficial shareholder desiring to exercise this right of dissent must make arrangements for the shares beneficially owned by such person to be registered in their name prior to the time the written notice of dissent to the Arrangement Resolution is required to be received by the Company or, alternatively, make arrangements for the registered shareholder to dissent on their behalf.
Failure to strictly comply with the requirements set forth in sections 237 to 247 of the BCBCA, as modified and supplemented by the Plan of Arrangement, the Interim Order and the Final Order (if applicable), may result in the loss of any right of dissent with respect to the Arrangement Resolution.

DATED as of [____], 2026
By Order of the Board of Directors
[ ]
Louis Jonathan Barack
President, Chief Revenue Officer and Corporate Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON [____], 2026.
The Notice of Meeting and Proxy Statement are available online at the “Investors” section of our website at https://ir.jushico.com/corporate-governance/annual-meeting. The 2025 Annual Report to Shareholders, which includes our Form 10-K for the year ended December 31, 2025, filed with the SEC and on SEDAR+ on March 31, 2026, as amended by our Form 10-K/A filed with the SEC and SEDAR+ on April 14, 2026, is also available online at the “Investors” section of our website at https://ir.jushico.com/.
YOUR VOTE IS IMPORTANT, PLEASE VOTE YOUR PROXY OVER THE INTERNET BY VISITING LOGIN.ODYSSEYTRUST.COM/PXLOGIN OR MARK, SIGN, DATE AND RETURN YOUR PROXY INSTRUMENT BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING OF SHAREHOLDERS.

PROXY STATEMENT FOR THE 2026 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
[____], 2026
This Management Information Circular and Proxy Statement, dated [ ], 2026 (this “Proxy Statement”) contains information about the 2026 annual general and special meeting of shareholders (the “Meeting”) of Jushi Holdings Inc., to be held on [____], 2026, beginning at [____] (Eastern Time) at 301 Yamato Road, Suite 3250, Boca Raton, FL 33431. The board of directors (the “board of directors” or the “Board”) is using this Proxy Statement to solicit proxies for use at the Meeting. Unless the context otherwise requires, references to “we,” “us,” “our,” “Company” or “Jushi” or similar terms refers to Jushi Holdings Inc. together with its wholly-owned subsidiaries. The mailing address of our principal executive offices is 301 Yamato Road, Suite 3250, Boca Raton, FL 33431.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters set forth in the accompanying Notice of Meeting (the “Notice”). You may revoke your proxy (i) at any time up to and including the last business day preceding the day of the Meeting by an instrument in writing executed by the shareholder or by his, her or its attorney authorized in writing and delivered to the attention of Odyssey Trust Company, 1100 – 67 Yonge Street, Toronto, ON, M5E 1J8; (ii) by delivering written notice of such revocation to the chair of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) thereof, or (iii) in any other manner permitted by law.
We first made this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) and on SEDAR+ at www.sedarplus.ca on March 31, 2026, as amended by our Form 10-K/A filed with the SEC and on SEDAR+ on April 14, 2026, available to shareholders on [____], 2026.
We are an “emerging growth company” under applicable U.S. federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the U.S. Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of these exemptions until the last day of the fiscal year in which the fifth anniversary of our initial public offering occurs (December 31, 2027) or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.235 billion in annual revenues as of the end of a fiscal year, if we are deemed to be a large-accelerated filer under the rules of the SEC or if we issue more than $1.0 billion of non-convertible debt over a three-year period.
We are also a “smaller reporting company” under applicable U.S. federal securities laws. We will remain a smaller reporting company so long as either (i) the market value of shares of our common stock held by non-affiliates is less than $250 million or (ii) our annual revenue was less than $100 million during the most recently completed fiscal year and the market value of shares of our common stock held by non-affiliates is less than $700 million. If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies. Specifically, as a smaller reporting company we may choose to present reduced disclosures regarding executive compensation.
All dollar amounts herein are in U.S. dollars unless otherwise indicated.
Important Notice Regarding the Availability of Proxy Materials for the Annual General and Special Meeting of Shareholders to be Held on [____], 2026:
This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC and on SEDAR+ on March 31, 2026, as amended by our Form 10-K/A filed with the SEC and on SEDAR+ on April 14, 2026, are available for viewing, printing and downloading at https://ir.jushico.com/.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on March 31, 2026, as amended by our Form 10-K/A filed with the SEC on April 14, 2026, except for exhibits, will be furnished without charge to any shareholder upon written request to Investor Relations at investors@jushico.com. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended by our Form 10-K/A on April 14, 2026, are also available on the “Investors” section of our website at https://ir.jushico.com/, the SEC's website at www.sec.gov and SEDAR+ at www.sedarplus.ca.

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL AND SPECIAL MEETING AND VOTING
Proxy Materials
Why am I receiving these materials?
Our Board is using this Proxy Statement to solicit proxies for use at the Meeting, and at any adjournments, continuances, or postponements of the Meeting. The Meeting will be held on [____], 2026, at 301 Yamato Road, Suite 3250, Boca Raton, FL 33431. The Company is making these materials available to shareholders by posting them online to access, rather than mailing them out unless specifically requested by a shareholder. The cost of any solicitation will be borne by the Company. Proxies may also be solicited personally by employees of the Company at nominal cost to the Company.
As a shareholder as of [____], 2026, the record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof (the “Record Date”), you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Company and the Board. This Proxy Statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and applicable Canadian securities laws.
These proxy materials are being sent to both registered and Non-registered Shareholders (as defined below). In some instances, the Company has distributed copies of the Notice of Availability of Proxy Materials, and if requested, the Notice, the Proxy Statement and the accompanying Proxy Instrument (collectively, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries,” and each an “Intermediary”) for onward distribution to shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders”). The Intermediaries are required to forward the Documents to Non-registered Shareholders.
Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries, or by the Company if the names and addresses of Non-registered Shareholders are provided by the Intermediaries.
Non-registered Shareholders who have received the Documents from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting. Generally, Non-registered Shareholders will either:
•    receive a form of proxy executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to the Intermediary; or
•    be provided with a request for voting instructions. The Intermediary is required to send the Company an executed form of proxy completed in accordance with any voting instructions received by the Intermediary.
If you are a Non-registered Shareholder, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained from your Intermediary in accordance with applicable securities regulatory requirements. By choosing to send the Documents to you directly, the Company (and not your Intermediary) has assumed responsibility for: (i) delivering the Documents to you; and (ii) executing your proper voting instructions. Non-registered Shareholders who have elected to receive the Documents by electronic delivery (“e-Delivery”) will have received e-mail notification from the Intermediary that the Documents are available electronically on the Company's website. Please return your voting instructions as specified in the request for voting instructions.

What is included in the proxy materials?
The proxy materials include:
•    our Notice of Meeting;
•    our Proxy Statement for the Meeting;
•    a Proxy Instrument or voting instruction card; and
•    our 2025 Annual Report on Form 10-K filed with the SEC and on SEDAR+ on March 31, 2026, as amended by our Form 10-K/A filed with the SEC and on SEDAR+ on April 14, 2026.
What information is contained in this proxy statement?
The information in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and board committees, corporate governance and other required information.
I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?
If you share an address with another shareholder, you may receive only one Notice of Availability of Proxy Materials or set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate Notice of Availability of Proxy Materials or set of the proxy materials, please request the additional copy by contacting Investor Relations at investors@jushico.com or by calling us at (561) 617-9100.
A separate Notice of Availability of Proxy Materials or set of the materials will be sent promptly following receipt of your request.
If you are a beneficial owner of shares and you wish to receive a separate Notice of Availability of Proxy Materials or set of proxy materials in the future, or if you have received multiple Notices of Availability of Proxy Materials or sets of proxy materials and would like to receive only one in the future, please contact your bank, broker or other Intermediary directly.
Shareholders also may write to us, or email us, at the address below to request a separate copy of the proxy materials:
Jushi Holdings Inc.
Attn: Investor Relations
301 Yamato Road, Suite 3250
Boca Raton, FL 33431
investors@jushico.com
Who pays the cost of soliciting proxies for the Meeting?
We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact.
We will not reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial shareholders.
What items of business will be voted on at the Meeting?
The business items to be voted on at the Meeting are:
•    The setting of the number of directors that constitutes the Board at five;
•    The election of five director nominees named in the Proxy Statement to our Board;

•    The appointment of Macias Gini & O'Connell LLP, as auditors for the Company and the authorization of the Board to fix the auditors' remuneration and set the terms of engagement;
•    The consideration and, if thought advisable, adoption of a special resolution, the full text of which is set forth in Appendix A to this Management Information Circular and Proxy Statement, to approve a plan of arrangement (the “Plan of Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) involving, among other things, the continuance and domestication of the Company from the laws of British Columbia, Canada to the laws of the State of Nevada in the United States, as more particularly described in this Management Information Circular and Proxy Statement (collectively, the “Arrangement”);
•    Approval of one or more adjournments of the Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve one or more proposals, including the Arrangement; and
•    The transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.
What are my voting choices?
You may vote “FOR” or “AGAINST” for the setting of the number of directors that constitutes the Board at five; “FOR” or “WITHHOLD” for the election of nominees as directors; “FOR” or “WITHHOLD” for the appointment of Macias Gini & O'Connell LLP as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration; and “FOR”, “AGAINST” or “ABSTAIN” for the Arrangement.
How does the Board recommend that I vote?
Our Board recommends that you vote your shares “FOR” the setting of the number of directors that constitutes the Board at five; “FOR” each of the Company's nominees for election to the Board; “FOR” the appointment of Macias Gini & O'Connell LLP, as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration and set the terms of engagement; and “FOR” the Arrangement.
What vote is required to approve each item?
To conduct business at the Meeting, the quorum of shareholders is two (2) persons who are, or who represent by proxy, shareholders holding, in the aggregate, at least 5% of the issued shares entitled to be voted at the Meeting.
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR,” “AGAINST,” “WITHHOLD,” and “ABSTAIN” votes, as applicable, and broker non-votes. A “broker non-vote” occurs when your broker submits a proxy card for your subordinate voting shares held in street name, but does not vote on a particular proposal because the broker has not received voting instructions from you and does not have the authority to vote on that matter without instructions. Under the rules that govern brokers who are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. For purposes of these rules, the only routine matter in this Proxy Statement is Proposal Three—appointment of Macias Gini & O'Connell LLP, as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and set the terms of engagement. Proposals One, Two and Four are non-routine matters. Therefore, if you hold your shares in street name and do not provide voting instructions to your broker, your broker does not have discretion to vote your shares on any proposal at the Meeting other than Proposal Three—appointment of Macias Gini & O'Connell LLP, as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement. However, your shares will be considered present at the Meeting for purposes of determining the existence of a quorum.
Proposal 1—Setting of the Number of Directors that Constitutes the Board
The setting of the number of directors that constitutes the Board requires the affirmative vote of a majority of the votes properly cast “FOR” or “AGAINST” this proposal, assuming the presence of a quorum. Abstentions and broker non-votes will have no effect on the results of this vote. Brokers do not have discretionary authority to vote uninstructed shares on this proposal.

Proposal 2—Election of Directors
The election of the director nominees requires a plurality vote of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors, assuming the presence of a quorum. The director nominees receiving the highest number of “FOR” votes cast by the holders of subordinate voting shares, entitled to vote at the Meeting, and in any case at least one FOR vote, will be elected. Accordingly, “WITHHOLD” votes and broker non-votes will have no effect on the outcome of the election of directors. Brokers do not have discretionary authority to vote uninstructed shares on this proposal. Shareholders have no right to cumulative voting as to any matters, including the election of directors.
Proposal 3—Appointment of Macias Gini & O'Connell LLP, as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and set the terms of engagement.
The proposal to ratify the appointment of Macias Gini & O’Connell LLP as auditors for the Company, and the authorization of the Board to fix the auditors’ remuneration and set the terms of engagement, requires a plurality vote of the shares present in person or represented by proxy at the Meeting and entitled to vote, assuming the presence of a quorum. “WITHHOLD” votes and broker non-votes will have no effect on the results of this vote. Brokers have discretionary authority to vote uninstructed shares on this proposal.
Proposal 4—Approval of the Arrangement
Assuming the presence of a quorum, the vote required by our shareholders to approve the Arrangement at the Meeting is 66 2/3% of the votes cast at the Meeting voting “FOR” the Arrangement.
If you indicate “WITHHOLD” in respect to the election of directors, or the appointment of the auditor and the authorization of the Board to fix the auditors’ remuneration and set the terms of engagement, or “ABSTAIN” with respect to Arrangement, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.
Why is the Company proposing the Arrangement?
As a shareholder of the Company, you are invited to attend the Meeting and are entitled to vote on, among other things, a resolution approving the Arrangement, which involves, among other things, the continuance of the Company out from the jurisdiction of British Columbia, Canada and the concurrent domestication of the Company in the State of Nevada and continuation as a Nevada corporation pursuant to the provisions of the Nevada Revised Statutes (the “Continuance”).
The Arrangement includes the Company’s adoption of new charter documents, being the Articles of Domestication, the Articles of Incorporation and the Bylaws, in the forms attached as Schedules A, B and C, respectively, to the Plan of Arrangement attached to this Proxy Statement as Appendix B, including the adoption of the authorized capital structure contemplated in the new charter documents, as described in this Proxy Statement.
The Arrangement, among other things, is to complete the Continuance, which involves the Company continuing out from the jurisdiction of British Columbia, Canada and its concurrent domestication in the State of Nevada in the United States, resulting in the Company becoming a Nevada corporation. We believe the Continuance to Nevada will better reflect and align with our business and operational focus and strategic objectives, and will provide other expected and potential benefits.
We have the following principal reasons for proposing the Arrangement:
•    All of our operations are based in the United States and we have a much stronger business connection to the United States than to Canada or any other country.
•    We are subject to U.S. federal and state laws and regulations.
•    We are a public reporting company with the SEC, and our subordinate voting shares are registered with the SEC and quoted in the United States on the OTCQX under the trading symbol “JUSHF”.
•    The Company’s financial statements and financial reporting are prepared in accordance with U.S. Generally Accepted Accounting Principles.

•    The Continuance will streamline our organizational and regulatory structure primarily within the United States.
•    The Continuance is intended to enhance the value of the Company over the long term primarily by increasing the acceptance of the Company in the U.S. capital markets, improving the marketability of our stock and potentially making it easier to list on a major stock exchange in the U.S. should applicable laws and the rules and regulations of such exchanges ever permit such listings.
•    Government entities, regulatory authorities, politicians, lenders and strategic partners in the United States are more familiar with, and may be more comfortable dealing with, U.S. corporations.
•    Being incorporated in the U.S. may provide our shareholders and the investing community a greater comparability of our shareholder rights and corporate governance to other public companies generally.
•    We believe that the Continuance may be implemented without any material adverse tax consequences to the Company or our shareholders.
Please see “Overview of Proposals to be Voted on – Proposal 4: Approval of the Arrangement – Benefits of the Arrangement” for more information.
What happens if the Arrangement is approved at the Meeting?
The Company intends to complete the Arrangement, including the Continuance, promptly after the Meeting if approved by the shareholders and subject to receipt of a final order by the Supreme Court of British Columbia approving the Arrangement. However, the Board may delay completion of the Arrangement, including the Continuance, for some period of time after approval pending receipt of third-party consents or for other business reasons, or the Board may determine not to complete the Arrangement.
Will the Continuance dilute my ownership interest?
No. The Arrangement will not dilute your ownership interest in the Company. If the Continuance by way of the Arrangement takes place, immediately after the Arrangement is consummated you will own the same percentage of common stock of the Nevada-governed company as you own subordinate voting shares of the British Columbia-governed company immediately prior to the completion of the Arrangement.
Why was Nevada selected as the U.S. jurisdiction of incorporation of the Company?
We believe the favorable corporate environment afforded by Nevada will further the Company’s strategic objectives and help the Company more effectively conduct its business, including in attracting and retaining skilled, experienced personnel, and potential members of the Board. For many years, Nevada has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted, construed and implemented comprehensive, flexible corporate laws and corporate governance responsive to the legal and business needs of corporations organized under its laws.
Will the Arrangement, including the Continuance, affect the Company’s operations?
The Company will maintain the same corporate name “Jushi Holdings Inc.”, business and assets and the Continuance completed by way of the Arrangement is not expected to have a material impact on how the Company conducts its day-to-day operations. Our common stock will be registered with the SEC and we expect our common stock to be listed on the Canadian Securities Exchange (“CSE”) and quoted on the OTCQX in the United States. The Company is hopeful that the change in governing jurisdiction from British Columbia to Nevada will, among other things, enhance the value of the Company over the long term. Please see “Overview of Proposals to be Voted on – Proposal 4: Approval of the Arrangement – Benefits of the Arrangement” for more information.
What happens if additional items are presented at the Meeting?
As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting, other than, if necessary, the approval of one or more adjournments of the Meeting may also be submitted for vote at the Meeting in order to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve one or more proposals, including the Arrangement. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such shares for which they hold a proxy according to their best judgment.

Where can I find the voting results?
We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a press release that we will file in Canada on SEDAR+ promptly following the Meeting. Both the Form 8-K and press release will also be available on the “Investors” section of our website at https://ir.jushico.com/.
How You Can Vote
What shares can I vote?
If you were a holder of record of the Company's subordinate voting shares (the “Subordinate Voting Shares”) on [____], 2026, the Record Date for the Meeting, you are entitled to vote all shares owned by you as of such date at the Meeting, including (1) shares held directly in your name as the shareholder of record and (2) in coordination with your Intermediary, shares held for you as the beneficial owner through a bank, broker or other nominee. On [____], 2026, there were [___] shareholders of record holding [____] outstanding Subordinate Voting Shares.
REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY INSTRUMENT either by striking out the names of the persons designated in the Proxy Instrument and by inserting the name of the person or company to be appointed in the space provided in the Proxy Instrument or by completing another proper form of proxy and, in either case, delivering the completed proxy by mail to Odyssey Trust Company, 1100 – 67 Yonge Street, Toronto, ON, M5E 1J8. Alternatively, you may vote by Internet at https://login.odysseytrust.com/pxlogin.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Most of our shareholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record
If the shares held by you as of the Record Date are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote such shares to representatives from the Company or to another person, or to vote your shares at the Meeting. You have received a Proxy Instrument to use in voting such shares either by mail or email.
Beneficial Owner
If the shares held by you as of the Record Date are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.
As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote such shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted.
How can I attend the Meeting?
The Meeting will be held at 301 Yamato Road, Suite 3250, Boca Raton, FL 33431 on [____], [____], 2026 at [____] (Eastern time). All shareholders are cordially invited to attend the Meeting.
How can I vote at the Meeting?
If a shareholder attends the Meeting and is a registered shareholder, the shareholder may cast his, her or its vote(s) for each of his, her or its registered Subordinate Voting Shares held as of the Record Date on any and all resolutions placed before the Meeting. If a shareholder does not wish to vote for any matter proposed at the Meeting, the shareholder may withhold his, her or its vote from, or vote his, her or its Subordinate Voting Shares held as of the Record Date against, as applicable, any resolution at the Meeting, depending on the specific resolution. If a shareholder attends the Meeting in person and is a beneficial shareholder, that shareholder will not be entitled to vote at the Meeting unless he, she or it contacts his, her or its intermediary well in advance of the Meeting and carefully follows its instructions and procedures. Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions as described below, so that your vote will be counted if you later decide not to attend.
How can I vote without attending the Meeting?
Whether you hold the shares held by you as of the Record Date as a shareholder of record or as a beneficial owner, you may direct how such shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as of the Record Date as a beneficial owner, you may vote by submitting voting instructions to the registered owner of such shares. Each registered shareholder submitting a proxy has the right to appoint one or more proxy holders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.
For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.
Voting by Internet
Shareholders may vote over the Internet by following the instructions on the Proxy Instrument or voting instruction card.
Voting by Mail
Shareholders may vote by mail by signing, dating and returning their Proxy Instrument or voting instruction card to the following address:
Odyssey Trust Company
1100 – 67 Yonge Street
Toronto, ON, M5E 1J8
How do I submit questions or comments for the Meeting?
We do not plan to take questions or comments regarding matters other than the Proposals set forth in this Proxy Statement during the Meeting. Shareholders may direct communications to the Company outside of the Meeting at our principal executive offices. The mailing address of our principal executive offices is 301 Yamato Road, Suite 3250, Boca Raton, FL 33431.
How will my shares be voted?
Shares held as of the Record Date represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Instrument WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE SETTING OF THE NUMBER OF DIRECTORS AT FIVE, FOR ELECTION OF DIRECTORS, FOR THE APPOINTMENT OF MACIAS GINI & O'CONNELL LLP, AS THE AUDITORS OF THE COMPANY AND FOR THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX AUDITORS' REMUNERATION AND TERMS OF ENGAGEMENT, AND FOR THE ARRANGEMENT. The shares held as of the Record Date represented by the Proxy Instrument will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Instrument confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting, other than, if necessary, the approval of one or more adjournments of the Meeting may also be submitted for vote at the Meeting in order to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve one or more proposals, including the Arrangement. If other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such shares for which they hold a proxy according to their best judgment.
Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?
If shares held by you as of the Record Date are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, such shares will be voted in accordance with the recommendations of our Board.

If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote such shares only on the proposal to ratify our independent registered public accounting firm. Your broker will be prohibited from voting such shares without your instructions on the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matters to be voted on at the Meeting.
Will shares that I own as a shareholder of record be voted if I do not timely return my proxy card?
Shares that you own as a shareholder of record as of the Record Date will be voted as you instruct on your Proxy Instrument or voting instruction card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”
If you do not timely return your Proxy Instrument or voting instruction card, your shares will not be voted unless you or your proxy holder attends the Meeting and any adjournment(s) or postponement(s) thereof and votes submitted during the Meeting as described above under the heading “How can I vote at the Meeting?”
When is the deadline to vote?
If you hold shares as of the Record Date as the shareholder of record, your vote by proxy must be received before [____] (Eastern Time) on [____] or 48 hours prior to any adjournment(s) of the Meeting or must be deposited at the Meeting with the chair of the Meeting before the commencement of the Meeting or any adjournment(s) thereof.
If you hold shares as of the Record Date as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.
May I change or revoke my vote?
A shareholder who has given a proxy pursuant to this solicitation may revoke it (i) at any time up to and including the last business day preceding the day of the Meeting or any adjournment(s) thereof at which the proxy is to be used by an instrument in writing executed by the Shareholder or by his, her or its attorney authorized in writing and delivered to the attention of Odyssey Trust Company, 1100 – 67 Yonge Street, Toronto, ON, M5E 1J8; (ii) by delivering written notice of such revocation to the chair of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) thereof, or (iii) in any other manner permitted by law.
For shares you hold as of the Record Date as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares held as of the Record Date, by attending the Meeting and voting such shares.
Shareholder Proposals and Director Nominations
What is the deadline to submit shareholder proposals to be included in the proxy materials for next year's annual meeting?
Currently, the Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. If the Arrangement, including the Continuance, occurs, the Company will be subject to both the rules under the Exchange Act and also the provisions of the Nevada Revised Statutes, as amended from time to time (the “NRS”) with respect to shareholder proposals to be considered at shareholder meetings of the Company.
Under the BCBCA, the NRS and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.
Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company's proxy materials for next year's annual meeting must be received by our Corporate Secretary no later than the close of business (Eastern time) on [____] and must be submitted to our Corporate Secretary at Jushi Holdings Inc., 301 Yamato Road, Suite 3250, Boca Raton, FL 33431. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. If the Arrangement, including the Continuance, does not occur, proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year's annual meeting and wishes to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to next year's annual meeting must be received at least three (3) months before the anniversary of the Company's last annual general meeting (i.e. by [____]). Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.
The Bylaws, as defined below under “Overview of Proposals to be Voted on – Proposal 4: Approval of the Arrangement – Certain Defined Terms” set out the requirements for a shareholder proposal to be valid and provides for the rights and obligations of the Company and the submitter. If the Arrangement, including the Continuance occurs, the Bylaws require that, to be included in the Company’s proxy materials for next year’s annual meeting, the shareholder proposal must be received by the close of business on the 90th day ([____]), but no earlier than the close of business on the 120th day ([____]), prior to the anniversary of the Company’s last annual general meeting of shareholders. Such proposals must also comply with all applicable provisions of the Exchange Act and the regulations thereunder.
Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.
See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.
How may I nominate director candidates or present other business for consideration at a meeting?
Currently, and following the Continuance, shareholders who wish to (1) submit director nominees for consideration or (2) present other items of business directly at next year's annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this Proxy Statement or voting materials?” Any such notice also must include the information required by our current Articles (the “Articles”), and following the Continuance, our Articles of Incorporation to be filed with the Nevada Secretary of State in connection with the Arrangement, the full text of which is set forth in Schedule B to the Plan of Arrangement and our Bylaws (which also may be obtained as provided below under the heading “How may I obtain financial and other information about Jushi Holdings Inc.?”) and must be updated and supplemented as provided in the Articles.
Currently, in accordance with the Advance Notice Policy of the Company, written notice of director nominees must be received, in the case of an annual meeting, not less than thirty (30) days prior to the date of the annual meeting of shareholders; provided, however, that if the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the initial public announcement of the date of the annual meeting (the “Notice Date”) of shareholders was made, notice by the nominating shareholder may be made not later than the close of business on the tenth (10th) day following such public announcement and provided further that if notice-and-access (as defined in National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer) is used for delivery of proxy related materials in respect of an annual meeting and the Notice Date in respect of the meeting is not less than fifty (50) days prior to the date of the applicable meeting, the notice must be received not later than the close of business on the fortieth (40th) day before the applicable meeting. Following the Continuance, written notice of director nominees must be received, in the case of an annual meeting, by the close of business on the 90th day ([____]), but no earlier than the close of business on the 120th day ([____]), prior to the anniversary of the Company’s last annual general meeting of shareholders. Such proposals must also comply with all applicable provisions of the Exchange Act and the regulations thereunder. If the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, or if no meeting was held the prior year, the notice must be received no later than the (i) 120th day, and not later than the 90th day, prior to such annual meeting or (ii) 10th day following the public announcement of the meeting date. In addition, in order to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide a notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the anniversary of the Company’s last annual general meeting of shareholders ([____]).
How may I recommend candidates to serve as directors?
Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this Proxy Statement or voting materials?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”

To be in proper written form, such notice must set forth the nominee's name, age, business and residential address, and principal occupation or employment for the past five (5) years, his or her direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, including the number or principal amount and such other information on the nominee and the nominating shareholder as set forth in our Articles, which may be obtained in accordance with the instructions below under the heading “How may I obtain financial and other information about Jushi Holdings Inc.?”
Description of the Company's Voting Securities
The Company is authorized to issue an unlimited number of Subordinate Voting Shares, an unlimited number of multiple voting shares, an unlimited number of super voting shares and an unlimited number of preferred shares.
On [____], 2026, there were [____] shareholders of record holding [____] outstanding Subordinate Voting Shares. There were no shareholders holding any multiple voting shares, super voting shares or preferred shares.
The Subordinate Voting Shares, multiple voting shares and preferred shares are “restricted securities” within the meaning of such term under applicable Canadian securities laws. Under Canadian securities laws, a “restricted security” means an equity security of a reporting issuer if, among other things, there is another class of securities of the reporting issuer that carries a greater number of votes per security relative to the equity security. As of [____], 2026, the Subordinate Voting Shares represent 100% of voting rights attached to outstanding securities of the Company, and the multiple voting shares, super voting shares and preferred shares collectively represent 0% of voting rights attached to outstanding securities of the Company.
As of [____], 2026, the total number of Subordinate Voting Shares of the Company outstanding was [____] and the total number of Subordinate Voting Shares of the Company outstanding assuming all outstanding options and warrants are exercised was [____].
Holders of Subordinate Voting Shares held as of the Record Date are entitled to notice of and to attend at any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of Subordinate Voting Shares are entitled to one vote in respect of each Subordinate Voting Share held.
Notice-and-Access
The Company is using the “Notice-and-Access” provisions of applicable securities laws under Rule 14a-16 under the Exchange Act. Under notice-and-access, companies may post electronic versions of such materials on a website for investor access and review and will make such documents available in hard copy upon request at no cost. Notice-and-access substantially reduces the Company's printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The Proxy Statement, the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 31, 2026, as amended by our Form 10-K/A filed with the SEC on April 14, 2026, together with the notes thereto and the independent auditor's report thereon and the related management's discussion and analysis are available on the “Investors” section of our website at ir.jushico.com, SEDAR+ at www.sedarplus.ca and the SEC's website at www.sec.gov. The Company has elected not to use the procedure known as “stratification” in relation to its use of the “Notice-and-Access rules”.
Obtaining Additional Information
How may I obtain financial and other information about Jushi Holdings Inc.?
Our consolidated financial statements are included in our Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC on March 31, 2026 and amended such Form 10-K by filing a Form 10-K/A with the SEC on April 14, 2026. We will furnish a copy of our Annual Report on Form 10-K (as amended by our Form 10-K/A) (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Investor Relations Department at the address below under the heading in “How do I obtain additional copies of this Proxy Statement or voting materials?” The Annual Report on Form 10-K (as amended by our Form 10-K/A) is also available free of charge on the “Investors” section of our website at https://ir.jushico.com/, on the SEC's website at www.sec.gov, and on SEDAR+ at www.sedarplus.ca.
By writing to us, shareholders also may obtain, without charge, a copy of our Articles, code of conduct and Board standing committee charters.

What if I have questions for the Company's transfer agent?
If you are a shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:
Odyssey Trust Company
1100 – 67 Yonge Street
Toronto, ON, M5E 1J8
How do I obtain additional copies of this Proxy Statement or voting materials?
If you need additional copies of this Proxy Statement or voting materials, please contact us at:
Jushi Holdings Inc.
Attn: Corporate Secretary
301 Yamato Road, Suite 3250
Boca Raton, FL 33431
investors@jushico.com

OVERVIEW OF PROPOSALS TO BE VOTED ON
Proposals 1, 2, 3 and 4 are included in this Proxy Statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” setting the number of directors that constitutes the Board at five in Proposal 1, “FOR” the election of the five director nominees in Proposal 2, “FOR” the appointment and remuneration of auditors in Proposal 3, and “FOR” the Arrangement in Proposal 4.
PROPOSAL 1 - SETTING OF THE NUMBER OF DIRECTORS THAT CONSTITUTES THE BOARD
Our Articles currently provide that the number of directors should not be fewer than three (3) directors. There are currently five (5) directors of the Company. At the Meeting, it is proposed to fix the number of directors that constitutes the Board at five (5). Approval of this proposal requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal.
The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby “FOR” setting the number of directors at five unless otherwise instructed on a properly executed and validly deposited proxy.
PROPOSAL 2 - ELECTION OF DIRECTORS
Directors are elected annually at annual general meeting and each director nominee has consented to being named in this Proxy Statement and has consented to serving if elected. The Board proposes to nominate at the Meeting each of James Cacioppo, Benjamin Cross, Stephen Monroe, Marina Hahn and Billy Wafford, each to serve as a director of the Company until the next Meeting at which the election of directors is considered, or until his/her successor is duly elected or appointed, unless he/she resigns, is removed, dies or becomes disqualified in accordance with (i) if the Arrangement, including the Continuance does not occur, the current Articles or the BCBCA; or (ii) if the Arrangement, including the Continuance, does occur, the Articles of Incorporation to be filed with the Nevada Secretary of State, the Bylaws and the NRS. The persons named in the accompanying Proxy Instrument intend to vote for the election of such persons at the Meeting, unless otherwise directed. The Board does not contemplate that any of the nominees will be unable to serve as a director of the Company. However, if anyone nominated by the Board is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board may recommend.
The following table and the notes thereto set out the name and age of each director nominee (as of April 14, 2026), their respective existing positions and, if applicable, the period during which he/she has been a director of the Company.

Directors Name	Age	Position(s)	Location of Residence	Director Since
James Cacioppo (1)(2)	63	Chairman	Florida, US	2018
Benjamin Cross (1)(2)(3)	71	Director	Connecticut, US	2019
Stephen Monroe (1)(2)(3)(4)	66	Director	New York, US	2019
Marina Hahn	68	Director	New York, US	2021
Billy Wafford (3)	54	Director	California, US	2022

(1)    Nominating and Corporate Governance Committee member
(2)    Compensation Committee member
(3)    Audit Committee member
(4)    Lead Independent Director
Biographical Information
The biographies of the proposed nominees for the Board are set out below.
James Cacioppo, brings managerial, start-up, financial and investing experience to his role as Founder, Chief Executive Officer (“CEO”) and Chairman of the Company. Prior to founding the Company, Mr. Cacioppo spent over two decades managing the business and allocating capital in senior management positions at several large hedge funds; two of which were early-stage success stories. Mr. Cacioppo is Co-Founder and Managing Partner of One East Partners ($2.3 billion (peak AUM)). Previously, Mr. Cacioppo served as President and Co-Portfolio Manager of Sandell Asset Management ($5.5 billion (peak AUM)) and Head of Distressed Debt for Halcyon Management, a global investment firm with over $9 billion in assets. Mr. Cacioppo earned his BA from

Colgate University and his MBA from Harvard University. We believe that Mr. Cacioppo is qualified to serve as a member of our Board because of his track record of success as the founder and Chief Executive Officer of Jushi, as well as his knowledge and extensive experience.
Benjamin Cross, brings extensive financial markets experience and commodities knowledge to his role as Director at Jushi. Mr. Cross spent 20 years at Morgan Stanley in both their London and New York offices in the Commodities division until his retirement in 2015 as a Managing Director at the firm. Prior to joining Morgan Stanley, Mr. Cross worked at Merrill Lynch and the commodities exchange. Mr. Cross earned his BS from Cornell University. Mr. Cross formerly served as a Board Advisor to Ursa Space, a geospatial intelligence firm with an emphasis in measuring global oil inventories. We believe Mr. Cross is qualified to serve as a member of our Board because of his financial markets expertise and extensive experience.
Stephen Monroe, brings vast experience in financial markets and risk management to his role as Director at Jushi. Mr. Monroe is President and Managing Partner of Liquid Capital Alternative Funding, an asset-based lender, a position he has held since 2016. Prior to joining Liquid Capital Alternative Funding, Mr. Monroe served as National Sales Manager for Short Duration Products at JP Morgan and was employed in a variety of senior management positions covering cash and short duration products at Barclays and the Royal Bank of Scotland. Mr. Monroe earned his BA from Williams College. We believe Mr. Monroe is qualified to serve as a member of our Board because of his financial markets expertise and extensive experience.
Marina Hahn, brings extensive board and consumer brand experience to her role as Director at Jushi. Ms. Hahn co-founded HOUSEOFLOVE, a ready to drink retail beverage line and currently serves as General Manager. Prior to co-founding HOUSEOFLOVE, from 2020 to 2021 Ms. Hahn served as a consultant at Rotkaeppchen-Mumm, a German market leader in sparkling wines and spirits. Prior to serving as a consultant at Rotkaeppchen-Mumm, Ms. Hahn co-founded ZX Ventures, a growth arm of Anheuser-Busch from 2018 to 2020. Prior to ZX Ventures, from 2014 to 2017 Ms. Hahn served as President of the Consumer Division at Flex Pharma, an innovative biotech formed as a result of a scientific breakthrough for athletes who suffer from muscle cramps. Ms. Hahn was a founder of SVEDKA Vodka (acquired by Constellation Brands, Inc.), an irreverent lifestyle brand where she originated the iconic spokesbot, SVEDKA_grl. Ms. Hahn is a graduate of Wellesley College. We believe Ms. Hahn is qualified to serve as a member of our Board because of her extensive experience with consumer brands.
Billy Wafford, has over 25 years of finance and management consulting experience that he brings to his role as Director at Jushi. Mr. Wafford currently serves as Chief Financial Officer and Chief Administrative Officer of Qurate Retail Group (part of Qurate Retail, Inc., a Fortune 500 company) a video commerce focused retailer that includes brands such as QVC®, HSN®, Zulily®, Ballard Designs®, Frontgate®, Garnet Hill® and Grandin Road®, a position he has held since 2023. Prior to Qurate Retail Group, he served as Chief Financial Officer of Everlane from 2022 to 2023, a digitally native apparel, footwear and accessories brand, JCPenney from 2019 to 2021, one of the largest retail department chains in the U.S., The Vitamin Shoppe from 2017 to 2019, a specialty retailer of nutritional products, and Thrasio in 2021, a global consumer goods company. Mr. Wafford also previously served as Partner of the advisory practice group at KPMG, after holding various executive finance roles with Walgreens Boots Alliance, Target, Archstone Consulting, and Bank of America. Mr. Wafford earned his MBA from Indiana University. We believe Mr. Wafford is qualified to serve as a member of our Board because of his financial expertise and extensive experience.
The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby “FOR” the election of each of the aforementioned named nominees unless otherwise instructed on a properly executed and validly deposited proxy.
Corporate Cease Trade Orders, Bankruptcies, Penalties or Sanctions
On April 21, 2021, the Company announced it had applied to the Ontario Securities Commission (the “OSC”), as principal regulator of the Company, for the imposition of a management cease trade order (the “MCTO”) under National Policy 12-203 – Management Cease Trade Orders because, due to the Company’s auditor not being able to complete its annual audit procedures in a timely manner, the Company would not be able to file its audited annual financial statements for the year ended December 31, 2020, the related management’s discussion and analysis, related Chief Executive Officer and Chief Financial Officer certificates and annual information form for the year ended December 31, 2020 (the “Required Filings”) before the required deadline of April 30, 2021. On May 3, 2021, the OSC issued the MCTO. The MCTO restricted the trading of securities of the Corporation by the Chief Executive Officer and Chief Financial Officer of the Corporation until the Required Filings were made. The Required Filings were made on June 9, 2021, and the MCTO was automatically revoked. All of the Company’s current directors and named executive officers, except Michelle Mosier, Marina Hahn and Billy Wafford, were in place on the date when the MCTO was issued on May 3, 2021.

Except for the MCTO, to the Company's knowledge, no proposed director or executive officer is or, within the ten (10) years prior to the date of this Proxy Statement, has been, a director, Chief Executive Officer or Chief Financial Officer of any company (including the Company) that: (i) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than thirty (30) consecutive days (an “Order”); or (ii) after that person ceased acting in that capacity, was subject to an Order, which resulted from an event that occurred while that person was acting in the capacity of director, Chief Executive Officer or Chief Financial Officer.
On February 22, 2022, Jushi Europe SA (“Jushi Europe”), an entity owned 51% by the Company, filed a notice of over-indebtedness with the Swiss courts. The Swiss court declared Jushi Europe’s bankruptcy on May 19, 2022 (the “Jushi Europe Bankruptcy”). Jim Cacioppo is a director of Jushi Europe.
On May 15, 2020, J.C. Penney Company, Inc. (“J.C. Penney”) and certain other debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “J.C. Penney Bankruptcy”). Billy Wafford was the Executive Vice President and Chief Financial Officer of J.C. Penney at the time of the J.C. Penney Bankruptcy filing.
On April 16, 2026, QVC Group, Inc. (“QVC”) and certain other debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “QVC Bankruptcy”). Billy Wafford was the Chief Financial Officer and Chief Administrative Officer of QVC at the time of the QVC Bankruptcy.
Except with respect to Jushi Europe Bankruptcy, the J.C. Penney Bankruptcy and the QVC Bankruptcy, to the Company's knowledge, no proposed director or executive officer is or, within the ten (10) years prior to the date hereof, has been, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.
To the Company's knowledge, no proposed director or executive officer has, during the ten (10) years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the proposed director.
Certain Relationships and Related Party Transactions
The following is a summary of transactions since January 1, 2025 to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our then directors, executive officers or holders of more than 5% of any class of our capital stock at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest.
Other than as described below under this section titled “Certain Relationships and Related Party Transactions,” since January 1, 2025, we have not entered into any transactions, nor are there any currently proposed transactions, between the Company and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest.
Sale of Second Lien Notes and Warrants
On February 25, 2025, the Company sold approximately $5.1 million principal amount of 12% second lien notes due 2026 (“Second Lien Notes”) and detached warrants to purchase the Company’s Subordinate Voting Shares in a private placement. The Company received approximately $4.6 million of net proceeds from the sale of the Second Lien Notes and the warrants. The Second Lien Notes were issued in accordance with that certain Trust Indenture, dated December 7, 2022, by and between the Company and Odyssey Trust Company, as trustee. The Second Lien Notes were issued with a ten percent (10%) original issue discount. The Company issued approximately 8 million warrants. Each Warrant is exercisable for one Subordinate Voting Share of the Company. The Warrants are exercisable for five (5) years from the issuance date at an exercise price per Subordinate Voting Share equal to $0.48. An entity affiliated with James Cacioppo purchased approximately US$3.7 million principal amount of United States dollar denominated Second Lien Notes, for a purchase price of approximately US$3.3 million and received approximately 5.8 million Warrants. Denis

Arsenault purchased C$2.0 million principal amount of Canadian dollar denominated Second Lien Notes, for a purchase price of C$1.8 million and received approximately 2.2 million Warrants.
Amendment No. 5 to CEO Employment Agreement
On December 11, 2025, the Company, JMGT, LLC and James Cacioppo entered into a fifth amendment to Mr. Cacioppo’s existing employment agreement, pursuant to which Mr. Cacioppo agreed to receive the $1,050,000 annual cash bonus that would otherwise have been paid to him on or before March 15, 2026, and the options to purchase 3,000,000 Subordinate Voting Shares of the Company that would have otherwise been issued to him prior to January 1, 2026, in the following alternative form: (1) a lump sum cash payment in the amount of $300,000; and (2) 3,000,000 restricted Subordinate Voting Shares, which vested on January 1, 2026.
New CEO Employment Agreement
Effective January 1, 2026, the Company entered into a new Executive Employment Agreement with James Cacioppo (the “CEO Employment Agreement”). Pursuant to the CEO Employment Agreement, Mr. Cacioppo will be paid an annual base salary of $1,050,000, subject to certain annual adjustments as provided in the CEO Employment Agreement. Mr. Cacioppo is also entitled to an annual cash bonus targeted at 100% of his annual base salary, which may be increased, but not decreased, by the Board. Mr. Cacioppo is also entitled to receive 3,000,000 options to purchase subordinate voting shares of the Company on or before January 1st of each calendar year during the term of the CEO Employment Agreement (the “LTI Award Deadline”), and such options shall fully vest on the LTI Award Deadline to which such options apply. The CEO Employment Agreement also includes severance provisions, a provision granting Mr. Cacioppo certain “piggyback” rights with respect to equity offerings by the Company, and standard confidentiality, non-competition, non-solicitation, non-disparagement and intellectual property assignment provisions.
Refinancing of First Lien Term Loan and Second Lien Notes
On March 27, 2026, the Company entered into a Loan Agreement, by and among the Company, as borrower, the other loan parties that are parties thereto, the lenders that are party thereto, and FG Agency Lending, LLC, as agent for the lenders (the “Loan Agreement”). Pursuant to the Loan Agreement, a syndicate of lenders provided the Company with a $160,000,000 senior secured term loan (the “Term Loan”). Serpentine Capital Management III, LLC, an entity controlled by James Cacioppo, participated in the Term Loan with a principal amount of approximately $28 million. Denis Arsenault, a founder and significant equity holder of the Company, participated in the Term Loan with a principal amount of approximately $21 million.
Policy Regarding Related Party Transactions
We do not have any formal written policies and procedures for the review, approval, or ratification of transactions with related persons or conflicted transactions. However, prior review and oversight of such transactions are among the responsibilities of the Audit Committee as set forth in its charter, and in practice, when such transactions arise, they are also referred to the Board for consideration and approval. We rely on the Board and the Audit Committee to review related party transactions on an ongoing basis to prevent conflicts of interest. In the event any member of the Board has a conflict of interest with respect to a transaction, we form a special committee of the Board comprised solely of disinterested members of the Board to consider and approve the applicable transaction. In 2025, we formed a special committee comprised of all the independent directors, all of whom were disinterested, to review various options with respect to the refinancing of the Company’s then-existing senior secured and second lien secured debt on behalf of the Company (as Mr. Cacioppo was a lender to the Company under the Company’s then-existing senior secured and second lien secured debt) and to negotiate certain matters with respect to Mr. Cacioppo’s employment with the Company. We intend to adopt formal written policies and procedures for the review, approval, or ratification of transactions with related persons or conflicted transactions in the future. In addition, as we are listed on the CSE and are a reporting issuer under Canadian securities laws, we are subject to Multilateral Instrument 61-101 – Protection of Minority Securityholders in Special Transactions (“MI 61-101”) which includes requirements in connection with, among other things, “related party transactions” being transactions by which an issuer directly or indirectly engages in the following with a related party: acquires, sells, leases or transfers an asset, acquires the related party, acquires or issues treasury securities, amends the terms of a security if the security is owned by the related party or assumes or becomes subject to a liability or takes certain other actions with respect to debt. For the purposes of MI 61-101, the term “related party” includes directors, senior officers and holders of more than 10% of the voting rights attached to all outstanding voting securities of the issuer or holders of a sufficient number of any securities of the issuer to materially affect control of the issuer. MI 61-101 requires, subject to certain exceptions, the preparation of a formal valuation relating to certain aspects of the transaction and more detailed disclosure in the proxy material sent to security holders in connection with a related party transaction including related to the valuation. MI 61-101 also requires, subject to certain exceptions, that an issuer not engage in a related party transaction unless the shareholders of the issuer, other than the related parties, approve the transaction by a simple majority of the votes cast.

Indebtedness of Directors, Executive Officers and Employees
No individual who is, or at any time during the most recently completed fiscal year of the Company was, a director or executive officer of the Company, and no proposed nominee for election as a director of the Company, or any associate of any such director, executive officer or proposed nominee: (i) is or at any time since the beginning of the Company’s most recently completed fiscal year has been, indebted to the Company or any of its subsidiaries; or (ii) whose indebtedness to another entity is, or at any time since the beginning of the Company’s most recently completed fiscal year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.
Requirements under the Business Corporations Act (British Columbia)
Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a contract or transaction that is material to the Company into which we have entered or propose to enter is liable to account to the Company for any profit that accrues to the director under or as a result of such contract or transaction unless certain requirements set out in the BCBCA are met, including under certain circumstances, that the applicable director is not eligible to vote on any directors' resolution to approve the contract or transaction. Subject to certain exceptions, a director or officer has a disclosable interest in a contract or transaction material to the Company that it has entered, or proposes to enter into, if the director or officer, among other things:
•    has a material interest in the contract or transaction; or
•    is a director or senior officer of, or has a material interest in, a person who has a material interest in the contract or transaction.
Generally, as a matter of practice, directors or officers who have disclosed a disclosable interest in any contract or transaction that the Board is considering will not take part in any Board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.
Interests of Management of the Company and Others in Material Transactions
Other than as described elsewhere in this Proxy Statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction since the beginning of the year ended December 31, 2025 that has materially affected or is reasonably expected to materially affect the Company or its subsidiaries.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” SETTING THE NUMBER OF DIRECTORS AT FIVE (5) IN PROPOSAL 1 AND “FOR” THE ELECTION OF THE NOMINEES IN PROPOSAL 2.

PROPOSAL 3: APPOINTMENT AND REMUNERATION OF AUDITORS
The audit committee of our Board (the “Audit Committee”) has appointed Macias Gini & O'Connell LLP (“MGO”) as our independent registered accounting firm for the fiscal year ending December 31, 2026. MGO was first engaged by the Company on April 20, 2023. The approval of the appointment of MGO as our independent registered accounting firm requires a plurality of the shares cast “FOR” by the shareholders who vote in respect of this proposal. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Representatives of MGO are expected to attend the Meeting, with the opportunity to make a statement if they so desire and, if a representative is in attendance, the representative will be available to answer appropriate questions.
Principal Independent Accountant Fees and Services
Aggregate fees billed by our principal independent auditor, MGO, for the years ended December 31, 2025 and 2024 are detailed in the table below.

	Year Ended December 31,
	2025	2024
Audit Fees (1)	$889,000	$1,199,000
Audit Related Fees (2)	343,000	364,000
Tax Fees (3)	—	—
All Other Fees (4)	—	141,000
Total Fees	$1,232,000	$1,704,000

(1) “Audit Fees” includes the aggregate fees billed for the audit of the annual consolidated US GAAP financial statements.
(2) “Audit Related Fees” includes the aggregate fees billed for the review of interim unaudited consolidated US GAAP financial statements, comfort letters, consents, and reviews of securities filings.
(3) “Tax fees” includes the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning.
(4) “All other fees” includes fees related to the Registration Statements on Form S-3 filed with the Securities and Exchange Commission, and Short Form Base Shelf Prospectus filed in Canada.
Pre-approval Policies and Procedures
Our Audit Committee has established a policy of reviewing, in advance, and either approving or not approving, all audit, audit-related, tax and other non-audit services that our independent registered public accounting firm provides to us. This policy requires that all services received from independent registered public accounting firms be approved in advance by the Audit Committee. The Audit Committee has delegated pre-approval responsibility to the Chair of the Audit Committee with respect to non-audit related fees and services.
Our Audit Committee has determined that the provision of the services as set out above is compatible with the maintaining of MGO's independence in the conduct of their auditing functions.
Audit Committee Report
The primary purpose of the Audit Committee is to assist the Company's Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company's system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2025 with management. The Audit Committee has also discussed with MGO, the Company's independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with MGO its independence, and received from MGO the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with MGO, with and without management present, the scope and results of MGO's audit of such financial statements.

Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2025.
Audit Committee of the Board
The Audit Committee of the Board currently consists of Billy Wafford (Chair), Stephen Monroe and Benjamin Cross. Each of the members of the Audit Committee meets the independence requirements pursuant to NI 52-110 and each is financially literate within the meaning of NI 52-110.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT AND TO FIX THE REMUNERATION AND TERMS OF ENGAGEMENT OF OUR AUDITORS IN PROPOSAL 3.

PROPOSAL 4: APPROVAL OF ARRANGEMENT
The following proposal regarding the Arrangement, which includes the Continuance, is included in this Proxy Statement at the direction of the Board. The Board unanimously recommends that you vote “FOR” the Arrangement.
At the Meeting, the holders of Subordinate Voting Shares will be asked to consider and, if thought advisable, to pass, with or without variation, a special resolution, the text of which is set out in Appendix A to this Proxy Statement (the “Arrangement Resolution”), to approve the Plan of Arrangement under section 288 of the BCBCA involving, among other things, the Arrangement and the Continuance. The Plan of Arrangement includes the Company’s adoption of new charter documents, being the Articles of Domestication, the Articles of Incorporation and the Bylaws in the forms attached as Schedules A, B and C, respectively, to the Plan of Arrangement, including the adoption of the authorized capital structure contemplated in such charter documents, all as more particularly described in this Proxy Statement.
Certain Defined Terms
With respect to the Arrangement, the following terms have the respective meanings set out below or in the section of this Proxy Statement referenced therein and grammatical variations of such terms have corresponding meanings.
“allowable capital loss” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences - Tax Consequences of the Continuance to Holders Resident in Canada - Disposition of Nevada Common Stock Following the Continuance”.
“Arrangement” means the proposed arrangement, under the provisions of section 288 of the BCBCA, on the terms and conditions set forth in the Plan of Arrangement, as supplemented, modified, or amended.
“Articles of Domestication” means the Articles of Domestication to be filed with the Nevada Secretary of State in connection with the Arrangement, the full text of which is set forth in Schedule A to the Plan of Arrangement.
“Articles of Incorporation” means the Articles of Incorporation to be filed with the Nevada Secretary of State in connection with the Arrangement, the full text of which is set forth in Schedule B to the Plan of Arrangement.
“BC Articles” means the current Articles of the Company.
“BC Notice of Articles” means the current Notice of Articles of the Company attached as Appendix F to the Proxy Statement;
“Bylaws” means the bylaws of the Company following completion of the Continuance, the full text of which is set forth in Schedule C to the Plan of Arrangement.
“Canadian Holder” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences - Tax Consequences of the Continuance to Holders Resident in Canada”.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Company Options” has the meaning ascribed thereto under the heading “Details of the Arrangement and Continuance - Effect of the Arrangement, including the Continuance”.
“Company Preferred Shares” has the meaning ascribed thereto under the heading “Details of the Arrangement and Continuance - Effect of the Arrangement, including the Continuance”.
“Company Warrants” has the meaning ascribed thereto under the heading “Details of the Arrangement and Continuance - Effect of the Arrangement, including the Continuance”.
“Court” means the British Columbia Supreme Court.
“Dissent Procedures” has the meaning ascribed thereto under the heading “Rights of Dissent”.

“Dissent Rights” means rights of dissent under Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order, with respect to the Subordinate Voting Shares in connection with the Arrangement.
“Dissenting Shareholders” has the meaning ascribed thereto under the heading “Rights of Dissent”.
“Effective Date” means the date designated by the Company in writing as the effective date of the Arrangement and of filing of the Articles of Domestication and Articles of Incorporation in the office of the Nevada Secretary of State, after all the conditions to the completion of the Arrangement as set out in the Plan of Arrangement and the Final Order have been satisfied or waived.
“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date or such other time at which the Articles of Domestication and Articles of Incorporation are filed on the Effective Date.
“F Reorganization” has the meaning ascribed thereto under the heading “Tax Matters - Effects of the Continuance on U.S. Holders of Subordinate Voting Shares”.
“Final Order” means the order made after the application to the Court pursuant to subsection 291(4) of the BCBCA, in form and substance acceptable to the Company, after being informed of the intention to rely upon the Section 3(a)(10) Exemption and after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement as such order may be amended, affirmed, modified, supplemented or varied by the Court (with the consent of the Company) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such affirmation, amendment, modification, supplement or variation is acceptable to the Company) on appeal.
“Final Order Hearing” has the meaning ascribed thereto under the heading “Procedure for the Arrangement to Become Effective - Court Approval - Final Order”.
“FATCA” has the meaning ascribed thereto under the heading “Tax Matters - Certain United States Federal Income Tax Consequences - FATCA Withholding”.
“Holder” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences”.
“Interim Order” means the order made after application to the Court pursuant to section 291 of the BCBCA after being informed of the intention to rely upon the Section 3(a)(10) Exemption, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, supplemented or varied by the Court.
“IRS” means U.S. Internal Revenue Service.
“Multiple Voting Shares” has the meaning ascribed thereto under the heading “Details of the Arrangement and Continuance - Effect of the Arrangement, including the Continuance”.
“Nevada Common Stock” has the meaning ascribed thereto under the heading “Details of the Arrangement and Continuance - Effect of the Arrangement, including the Continuance”.
“Nevada Options” has the meaning ascribed thereto under the heading “Details of the Arrangement and Continuance - Effect of the Arrangement, including the Continuance”.
“Nevada Preferred Stock” has the meaning ascribed thereto under the heading “Details of the Arrangement and Continuance - Effect of the Arrangement, including the Continuance”.
“Nevada Warrants” has the meaning ascribed thereto under the heading “Details of the Arrangement, Continuance and Nevada Domestication - Effect of the Arrangement, including the Continuance”.
“Non-Canadian Holder” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences - Tax Consequences of the Continuance to Holders Resident in Canada”.
“Non-U.S. Holder” has the meaning ascribed thereto under the heading “Tax Matters - United States Federal Income Tax Considerations”.

“NRS” means the Nevada Revised Statutes, as amended from time to time, and specifically, Nevada Revised Statutes Chapters 75, 78 and 92A.
“person” includes any individual, partnership, firm, trust, body corporate, government, governmental body, agency or instrumentality, unincorporated body of persons or association.
“Registered Plans” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences - Tax Consequences of the Continuance to Holders Resident in Canada - Eligibility for Investment”.
“Registrar” means the British Columbia Registrar of Companies.
“Response” has the meaning ascribed thereto under the heading “Procedure for the Arrangement to Become Effective - Court Approval - Final Order”.
“Section 3(a)(10) Exemption” means the exemption from registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof.
“Securityholders” means, collectively, Shareholders, holders of Company Options and holders of Company Warrants.
“Shareholders” means the holders of Subordinate Voting Shares.
“Super Voting Shares” has the meaning ascribed thereto under the heading “Details of the Arrangement and Continuance - Effect of the Arrangement, including the Continuance”.
“Tax Act” means the Income Tax Act (Canada).
“Tax Proposals” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences”.
“taxable capital gain” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences - Tax Consequences of the Continuance to Holders Resident in Canada - Disposition of Nevada Common Stock Following the Continuance”.
“Treasury Regulations” has the meaning ascribed thereto under the heading “Tax Matters - Certain United States Federal Income Tax Consequences”.
“U.S. Holder” has the meaning ascribed thereto under the heading “Tax Matters - Certain United States Federal Income Tax Consequences”.
“U.S. Securities Act” means the United States Securities Act of 1933, as amended.
“U.S. Treaty” has the meaning ascribed thereto under the heading “Tax Matters - Certain Canadian Federal Income Tax Consequences”.
“USRPHC” has the meaning ascribed thereto under the heading “Tax Matters - Certain United States Federal Income Tax Consequences - FIRPTA”.
The Arrangement
Pursuant to the Plan of Arrangement, among other things, the Company is seeking to implement the Continuance by continuing out from the jurisdiction of the BCBCA and continuing into and domesticating in Nevada and maintaining the same corporate name, “Jushi Holdings Inc.” The Continuance will have the effect of subjecting the Company to the laws of the State of Nevada as if it had originally been incorporated in the State of Nevada, and the Company adopting new charter documents being the Articles of Domestication, Articles of Incorporation and the Bylaws in the forms attached as Schedules A, B and C, respectively, to the Plan of Arrangement, including the new authorized capital structure contemplated in such charter documents.

If made, the Final Order will constitute the basis for the Section 3(a)(10) Exemption with respect to any deemed issuance or exchange of securities that may be considered to have occurred as a result of the Arrangement.
Readers are encouraged to carefully review the Plan of Arrangement, as it contains the specific terms and conditions governing the Arrangement, including the Continuance.
Benefits of the Arrangement
The Board and management believe that the Arrangement is beneficial to our Shareholders for, among others, the following reasons:
•    The Company has a much stronger business connection to the United States than to Canada or any other country. All of our business operations, executive officers, directors, customers and employees and substantially all our assets are located in the United States.
•    The Company is subject to U.S. federal and state laws and regulations. We are subject to the federal laws of the United States and the laws of the U.S. states in which we operate, including the rules and regulations of the SEC and of state cannabis governmental authorities, including those in Nevada.
•    The Subordinate Voting Shares are registered with the SEC and quoted in the United States on the OTCQX under the trading symbol “JUSHF”.
•    The Company’s financial statements and financial reporting are already prepared in accordance with U.S. Generally Accepted Accounting Principles, and not International Financial Reporting Standards.
•    The Arrangement is intended to enhance the value of the Company over the long term primarily by increasing the acceptance of the Company in the U.S. capital markets, improving the marketability of our stock and potentially making it easier to list on a major stock exchange in the U.S. should applicable laws and the rules and regulations of such exchanges ever permit such listings.
•    Investors may understand the Company’s Nevada governance documents and corporate laws to which the Company is subject better than British Columbia governance documents and corporate laws. If investors are more familiar with Nevada corporate laws versus British Columbia corporate laws, it could further increase capital raising opportunities.
•    We believe that the shares of a U.S. corporation will be more accessible to U.S. institutional investors, allowing for more investment opportunities and capital raising if the Company is domiciled in the United States. Certain U.S. institutional investors and state-level investment vehicles are prohibited from investing in non-U.S. companies or are limited in the size of such investment. Although the converse can also apply with respect to certain Canadian institutional investors, the Company believes that becoming a U.S. corporation would provide greater opportunities to expand our institutional investor base, which should provide opportunities for enhancing the value of our Company.
•    If U.S. stock exchanges allow listings by U.S. based cannabis operators, being domiciled in the United States could assist the Company in listing our stock on a U.S. stock exchange. We believe listing on a U.S. stock exchange could lead to increased trading volume and enhanced Company value.
•    As a U.S. corporation, the Company may be eligible for inclusion in certain leading stock indices, which could also increase demand for our shares through passive investment by certain index funds.
•    Being incorporated in the United States instead of a non-U.S. jurisdiction may help the Company attract and complete business transactions with U.S. domiciled companies, including acquisitions and other strategic transactions.
•    If U.S. cannabis banking laws are reformed, we believe that the Company will have access to additional funding sources as a U.S. corporation rather than being a Canadian corporation, which should provide opportunities for improved financing terms.
•    Having the Company incorporated in the United States, instead of a non-U.S. jurisdiction, may help address and streamline regulatory matters with U.S. governmental entities and improve interactions with U.S. governmental authorities, politicians and agencies.

•    Nevada has strong, developed corporate statutes, which may provide more predictability and certainty in decision making for the Company and our Shareholders.
•    The favorable corporate environment afforded by Nevada may help the Company more effectively conduct its business, including by attracting and retaining skilled, experienced personnel, and potential members of the Board. For many years, Nevada has followed a policy of encouraging incorporation in Nevada and, in furtherance of that policy, has adopted, construed and implemented comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws.
•    Being incorporated in the U.S. may provide the Company’s Shareholders and the investing community a greater comparability of the Company’s Shareholder rights and corporate governance to other public companies generally.
•    The Company believes that the Continuance may be implemented without any material adverse tax consequences to the Company or its Shareholders.
The Board and management believe that the potential benefits of the change in domicile and related adoption of the Articles of Domestication, Articles of Incorporation and Bylaws outweigh the disadvantages and make the proposed Arrangement beneficial to the Company and our Shareholders.
Potential Disadvantages of the Arrangement
Despite the belief of the Board and management that the Arrangement is in the best interests of the Company, the laws of Nevada may not afford Shareholders the same substantive rights and protections as are available under the laws of British Columbia. In addition, the Arrangement includes certain permitted changes to the Company’s governing documents which alter the relative rights of Shareholders and management and which may reduce Shareholder participation in certain corporate decisions. See “Comparison of Shareholders’ Rights Under British Columbia and Nevada Law” and “Comparison of the Articles of Incorporation and Bylaws with the BC Notice of Articles and BC Articles” below.
Recommendation of the Board
The Board has concluded that the Arrangement is fair to the Shareholders, that it is in the best interests of the Company and, as such, has authorized submission of the Arrangement Resolution to the Shareholders for approval at the Meeting and if approved, to the Court for the Final Order.
In coming to its conclusion and recommendations, the Board considered, among others, the following factors:
•    the purpose and benefits of the Arrangement as outlined herein;
•    completion of the Arrangement requires the Court to approve the Arrangement after a hearing at which fairness of the Arrangement to Shareholders will be considered;
•    a special departure tax under Canadian tax laws applies to the Company as a result of the Continuance completed as part of the Arrangement; however, management of the Company currently expects that the special departure tax will not be a material amount; and
•    the Shareholders that oppose the Arrangement may, subject to compliance with certain conditions, dissent with respect to the Arrangement Resolution and if the Arrangement is completed, be entitled to be paid the fair value for their Subordinate Voting Shares in accordance with section 237 to 247 of the BCBCA, the Plan of Arrangement, the Interim Order and the Final Order.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ARRANGEMENT RESOLUTION, WHICH WILL CONSTITUTE APPROVAL OF THE ARRANGEMENT, INCLUDING THE CONTINUANCE AND THE ADOPTION OF THE ARTICLES OF DOMESTICATION, ARTICLES OF INCORPORATION AND THE BYLAWS.

Conditions to Completion of the Arrangement
The obligation of the Company to complete the Arrangement is subject to the satisfaction of certain conditions, including the following:
•    the Arrangement must be approved by the Shareholders in the manner set forth in the Interim Order;
•    the Final Order must be obtained from the Court in form and substance satisfactory to the Company;
•    the authorization from the Registrar to proceed with the Continuance must be obtained;
•    all other consents, orders and approvals, including regulatory and judicial approvals and orders required or necessary or desirable for the completion of the transactions provided for in the Plan of Arrangement must have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances;
•    there will not be in force any order or decree restraining or enjoining the consummation of the transactions provided for in the Plan of Arrangement and there will be no suit, action or proceeding (other than an appeal made in connection with the Plan of Arrangement), of a judicial or administrative nature or otherwise, brought by a governmental entity in progress, pending or threatened that relates to or results from the transactions contemplated by the Plan of Arrangement that would, if successful, result in an order or ruling that would preclude completion of the transactions contemplated by the Plan of Arrangement in accordance with its terms or would otherwise be inconsistent with the regulatory approvals which have been obtained; and
•    the Board will have determined, in its discretion, to proceed with the Arrangement.
Details of the Arrangement and Continuance
Set forth below are summaries of the steps to completing the Continuance by way of the Arrangement, and a comparison of Shareholders’ rights under the laws of British Columbia and Nevada.
Shareholders are urged to consult with their legal advisors to discuss matters relating to their rights as Shareholders in connection with the Arrangement, including the Continuance.
Steps to Completing the Arrangement, including the Continuance
If the required Shareholder approval of the Arrangement Resolution is obtained, and the Court grants the Final Order, the following steps must then be taken to give effect to the Arrangement, including the Continuance:
•    the Board must determine to proceed with the Arrangement;
•    the Company will file an application for authorization to continue out of British Columbia with the Registrar to proceed with the Continuance and domestication of the Company from British Columbia to Nevada as part of the Arrangement and such authorization must be granted; and
•    the Company will file the Articles of Domestication and Articles of Incorporation each in the form prescribed by the NRS with the Nevada Secretary of State.
Effect of the Arrangement, including the Continuance
Upon completion of the Arrangement, including the Continuance, the Company will cease to be a corporation organized under the laws of British Columbia and will be deemed to have been incorporated under and will be subject to the laws of Nevada and will be governed by the Articles of Incorporation and the Bylaws.
At the Effective Time:
•    each Subordinate Voting Share held by a Dissenting Shareholder will be transferred by the holder thereof, without any further act or formality on its part, free and clear of all liens to the Company and such Subordinate Voting Share will be cancelled, and in exchange the respective Dissenting Shareholder will be entitled to be paid by the Company the fair market value of such Subordinate Voting Share in accordance with the Plan of Arrangement;
•    the Continuance will become effective, and the Company will be domesticated in the State of Nevada and will continue as a corporation under the NRS in accordance with the following:
•    the name of the Company will remain “Jushi Holdings Inc.”;
•    the certificate of amalgamation, the BC Notice of Articles and BC Articles will be canceled and substituted with the Articles of Domestication and the Articles of Incorporation, each as filed with the Nevada Secretary of State, and the Bylaws;
•    the number of directors on the Board will initially be set at five;
•    the authorized capital of the Company will be amended to consist of 2,000,000,000 authorized shares of common stock, par value $0.001 per share (the “Nevada Common Stock”) and 1,000,000,000 authorized shares of undesignated preferred stock, par value $0.001 per share (the “Nevada Preferred Stock”) ;
•    amending the maximum number of authorized shares and altering the identifying name of the unlimited Subordinate Voting Shares without par value to 2,000,000,000 authorized shares of Nevada Common Stock and deleting the special rights and restrictions attached to the Subordinate Voting Shares as set out in the BC Articles and attaching the special rights and restrictions to the Subordinate Voting Shares as set out in the Articles of Incorporation and under the NRS;
•    authorizing 1,000,000,000 shares of Nevada Preferred Stock and attaching special rights and restrictions to the Nevada Preferred Stock as set out in the Articles of Incorporation and under the NRS;
•    removing the Multiple Voting Shares, no par value per share (“Multiple Voting Shares”), Super Voting Shares, no par value per share (“Super Voting Shares”), and Preferred Shares, no par value per share (“Company Preferred Shares”), in each case of which no shares are outstanding, and deleting the special rights and restrictions attached to the Multiple Voting Shares, Super Voting Shares and Preferred Shares as set out in the BC Articles;
•    each issued and outstanding Subordinate Voting Share (for greater certainty, other than shares held by Dissenting Shareholders) will for all purposes be automatically exchanged into one issued and outstanding share of Nevada Common Stock, without any action required on the part of the Company or the holders thereof;
•    each outstanding option to purchase Subordinate Voting Shares (a “Company Option”) will for all purposes be deemed to be adjusted pursuant to the terms of the Company’s 2019 Equity Incentive Plan to become one outstanding option to purchase an equal number of shares of Nevada Common Stock at the same exercise price per share and otherwise on the same terms and conditions (a “Nevada Option”) under the Company’s 2019 Equity Incentive Plan and applicable award agreement;
•    each outstanding warrant to purchase Subordinate Voting Shares (a “Company Warrant”) will for all purposes be deemed to be adjusted pursuant to the terms of the applicable Common Stock Purchase Warrant, to become one outstanding warrant exercisable for an equal number of shares of Nevada Common Stock at the same exercise price per share and otherwise on the same terms and conditions (a “Nevada Warrant”) under the applicable Common Stock Purchase Warrant, as amended;
•    all the property, rights, interests, privileges and powers of the Company will continue to be property, rights, interests, privileges and powers of the Company, and all debt due to the Company, all subsidiaries of the Company, all rights under all contracts and all other causes of action belonging to the Company immediately prior to the Effective Time will remain vested in the Company following the Effective Time;
•    all debts, liabilities, obligations and duties of the Company immediately prior to the Effective Time will remain attached to the Company following the Effective Time and will remain debts, liabilities, obligations and duties of the Company; and
•    an existing cause of action, claim or liability to prosecution is unaffected, a legal proceeding being prosecuted or pending by or against the Company may be prosecuted or its prosecution may be continued, as the case may be, by or against the Company following the Effective Time, and a conviction against, or a ruling, order or judgment in favor of or against, the Company may be enforced by or against the Company following the Effective Time.

As a result and upon the consummation of the Arrangement and the Continuance, the authorized capital will be amended to (a) amend the maximum number of authorized shares and alter the identifying name of the unlimited Subordinate Voting Shares without par value to [____] shares of Nevada Common Stock; (b) delete the special rights and restrictions attached to the Subordinate Voting Shares as set out in the BC Articles and attach the special rights and restrictions as set out in the Articles of Incorporation and the NRS; (c) authorize [____] shares of undesignated preferred stock as set out in the Articles of Incorporation; and (d) remove the Multiple Voting Shares, Super Voting Shares and Preferred Shares, in each case of which no shares are outstanding, and deleting the special rights and restrictions attached to the Multiple Voting Shares, Super Voting Shares and Preferred Shares as set out in the BC Articles.
The members of the Board and officers of the Company are not expected to change as a result of the Arrangement. The Arrangement, including the Continuance, is not expected to cause any material change in the Company’s business or operations.
Subject to receipt of the Final Court Order and the authorization to complete the Continuance from the Registry, the Company anticipates that the Articles of Incorporation will be filed promptly after the Meeting, although the Board may delay completion of the Arrangement for some period of time after Shareholder approval pending any other third-party consents or for other business reasons.
Notwithstanding the foregoing and the approval of the Shareholders, the Board may in its discretion, without further notice to or approval of the Shareholders, decide not to proceed with the Arrangement and decide not to complete the Continuance.
Treatment of Securities following the Arrangement and the Continuance
On the Effective Date:
•    Shareholders of Subordinate Voting Shares will become holders of shares of Nevada Common Stock and any share certificates or book entries representing the Subordinate Voting Shares will be deemed to represent an identical number of shares of Nevada Common Stock.
•    Holders of Company Options will be holders of Nevada Options to acquire an identical number of shares of Nevada Common Stock at the same exercise price per share. Any document previously evidencing Company Options will thereafter evidence Nevada Options and no option agreements evidencing the Nevada Options will be required to be issued and the Nevada Options will be governed by and be subject to the Company’s 2019 Equity Incentive Plan and applicable award agreement.
•    Holders of Company Warrants will be holders of Nevada Warrants to acquire an identical number of shares of Nevada Common Stock at the same exercise price per share. Any document previously evidencing Company Warrants will thereafter evidence the Nevada Warrants, and the Nevada Warrants will be governed by and be subject to the applicable Common Stock Purchase Warrant, as amended.
Comparison of Shareholders’ Rights Under British Columbia and Nevada Law
After the Continuance by way of Arrangement, the Shareholders of the former British Columbia corporation will become the shareholders of a Nevada corporation organized under the NRS. Differences between the NRS and the BCBCA will result in various changes in the rights of Shareholders. The following is a summary description of the more significant differences. This summary description is qualified by reference to the NRS and the BCBCA and the BC Articles.
While it is not practical to summarize all of the legal differences between the rights of holders of Nevada Common Stock as governed by the NRS and the rights of holders of Subordinate Voting Shares as governed by the BCBCA, certain principal differences that could materially affect the rights of holders of Subordinate Voting Shares are set forth below. The following summary is not a substitute for direct reference to applicable statutes (Nevada and British Columbia), the BC Articles, the Articles of Domestication, the Articles of Incorporation and the Bylaws, or for professional interpretation of such documents, and is qualified by reference thereto. The following summary does not purport to be complete or exhaustive and Shareholders should therefore consult their legal and tax advisors regarding the implications of the Arrangement and the Continuance by way of the Arrangement which may be of particular importance to them.

	Nevada	British Columbia
Quorum of Shareholders
Under the NRS, unless otherwise provided in the articles of incorporation or bylaws, a quorum for the transaction of business at a meeting of stockholders is a majority of the voting power entitled to vote at the meeting whether present in person or by proxy. Shares represented at a meeting of stockholders by proxy count towards a quorum even if the proxy does not have the authority to vote on any matter.

The Bylaws state that quorum for the transaction of business at a meeting of stockholders is five percent (5%) of the voting power of the Corporation’s capital stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on any matter).

The BCBCA provides that the quorum for the transaction of business at a meeting of shareholders is the quorum established by the articles of the company. If no quorum is established by the articles, the quorum is two shareholders entitled to vote at the meeting whether present or by proxy. If the number of shareholders entitled to vote at the meeting is less than the quorum applicable to the company, then all of the shareholders entitled to vote at the meeting, whether present personally or by proxy, will constitute quorum.

In accordance with the BC Articles, subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting.

Required Vote Generally
Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter, other than the election of directors, is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote, or if no annual meeting is held, at a special meeting called and held for that purpose.

The Bylaws provide that, unless the articles of incorporation, bylaws, or Nevada law provide for a different proportion, action by the stockholders on a matter, other than the election of directors, is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action and that directors will be elected by a plurality vote.

Under the BCBCA, an ordinary resolution, meaning a resolution passed by a simple majority of the votes cast by shareholders voting shares that carry the right to vote at general meetings, is required to pass most matters at a shareholders’ meeting.

Under the BCBCA, directors are elected by a plurality of votes cast by the shareholders voting shares that carry the right to vote at general meetings, or passed, after being submitted to all of the shareholders holding shares that carry the right to vote at general meetings, by being consented to in writing by shareholders holding shares that carry the right to vote at general meetings who, in the aggregate, hold shares carrying at least a special majority of the votes entitled to be cast on the resolution.

	Nevada	British Columbia
Required Vote for Mergers, Conversions, Exchanges and Sale of Assets
Unless otherwise provided in the articles of incorporation, the NRS requires approval of the board of directors and at least a majority of the voting power of the outstanding shares entitled to vote for a merger or a sale of all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, the NRS does not generally require a stockholder vote of the surviving corporation in a merger (unless otherwise provided in the articles of incorporation) if: (1) the existing articles of incorporation are not amended; (2) each share of stock of the surviving corporation outstanding immediately before the merger is identical after the merger; (3) the number of voting shares issued and issuable as a result of the merger will not exceed 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (4) the number of participating shares, meaning shares entitling their holders to participate without limitation in distributions, issued and issuable as a result of the merger will not exceed 20% of the total number of participating shares outstanding immediately before the merger.

Although the NRS requires stockholder approval only for the sale of all of a corporation’s assets, the practice is to interpret this statute to mean the sale of “all or substantially all” assets. It is likely that many sales of less than all of the assets of a corporation would therefore require stockholder approval under Nevada law.

The Articles of Incorporation and Bylaws do not contain any specific provisions that depart from the provisions of the NRS described above.
Certain extraordinary corporate actions such as certain amalgamations, arrangements, continuances, sales of substantially all the undertaking of a company other than in the ordinary course of business, and certain other extraordinary corporate actions such as liquidations or dissolution require, among other things, authorizations by special resolution, meaning, among other things, a resolution approved by not less than a special majority, which is set out in the BC Articles as two-thirds of the votes cast at a general meeting called for the purpose of considering the special resolution, or a resolution passed by being consented to in writing by all of the shareholders holding shares that carry the right to vote at general meetings.

	Nevada	British Columbia
Amendments to the BC Notice of Articles and BC Articles and the Articles of Incorporation and Bylaws
Under the NRS, every amendment to the articles of incorporation must be made in the following manner:

● The proposed amendment must be approved by the board of directors and submitted to the stockholders for approval.

● The proposed amendment requires the approval of stockholders representing at least a majority of the voting power of the corporation, or such greater proportion of the voting power as may be required in the case of a vote by classes or series (as described below), or as otherwise required by the articles of incorporation. If any proposed amendment would adversely alter or change any preference or other right given to any class or series of outstanding shares, then the amendment must also be approved by the holders of shares representing a majority of the voting power of each class or series adversely affected by such amendment regardless of limitations or restrictions on the voting power thereof. The amendment does not have to be approved by the vote of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the amendment if the articles of incorporation specifically deny the right to vote on such an amendment.

Different series of the same class of shares do not constitute different classes of shares for the purpose of voting by classes except when the series is adversely affected by an amendment in a different manner than other series of the same class.

The NRS provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the board of directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The NRS also provides that the articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the board of directors. The Articles of Incorporation and Bylaws specifically provide that the Bylaws may be amended exclusively by the Board.

Under the BCBCA, an alteration to the articles or notice of articles of a company may require a resolution to be passed by: (i) the type of resolution specified by the BCBCA; (ii) if not specified by the BCBCA, the type of resolution specified by the articles; or (iii) if neither contain such a provision, a special resolution, which as set out in the BC Articles, is a resolution that, among other things, is passed by at least two-thirds of the votes cast on the resolution. The BCBCA does allow certain capital alterations and alterations to the articles and notice of articles to be approved by an ordinary resolution (simple majority) of shareholders or by the directors, subject to the articles of the company.

The Company currently has provisions in the BC Articles that permit alterations to the Notice of Articles, BC Articles and share structure in some circumstances by directors resolution, subject to any further requirements under the BCBCA and the BC Articles, including, inter alia, to:
● create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;
● increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;
● subdivide or consolidate all or any of its unissued, or fully paid issued, shares;
● change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;
● alter the identifying name of any of its shares, or
● otherwise alter its authorized share structure when required or permitted to do so by the BCBCA;

The BC Articles also provide that, if the BCBCA does not specify the type of resolution and the BC Articles do not specify another type of resolution, the Company may by ordinary resolution alter the BC Articles.

The BCBCA also provides that a right or special right attached to issued shares must not be prejudiced or interfered with or under the memorandum, notice of articles or articles unless the shareholders holding shares of the class or series of shares to which the right or special right is attached consent by a special separate resolution of those shareholders.

	Nevada	British Columbia
Size of Board; Director Qualifications
Under the NRS, a director must be a natural person that is at least 18 years of age.

Under the NRS, a corporation must have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and may otherwise provide for the manner in which the number of directors may be increased or decreased. The Bylaws provide that the number of directors shall be at least one (1) and no more than nine (9).

Under the BC Articles, the size of the board is determined by ordinary resolution, provided that it is not less than three directors if the company is a public company.

Under the BCBCA, an individual is not qualified to become or act as a director of a company if that individual is (a) under the age of 18 years, (b) found by a court, in Canada or elsewhere, to be incapable of managing the individual’s own affairs, unless a court, in Canada or elsewhere, subsequently finds otherwise, (b.1) a person in respect of whom a certificate of incapability is issued under the Adult Guardianship Act, unless the certificate is subsequently cancelled under section 37 (4) of that act, (c) an undischarged bankrupt, or (d) convicted in or out of British Columbia of an offence in connection with the promotion, formation or management of a corporation or unincorporated business, or of an offence involving fraud, unless (i) the court orders otherwise, (ii) 5 years have elapsed since the last to occur of (A) the expiration of the period set for suspension of the passing of sentence without a sentence having been passed, (B) the imposition of a fine, (C) the conclusion of the term of any imprisonment, and (D) the conclusion of the term of any probation imposed, or (iii) a pardon was granted or issued, or a record suspension was ordered, under the Criminal Records Act (Canada) and the pardon or record suspension, as the case may be, has not been revoked or ceased to have effect. A director who ceases to be qualified to act as a director of a company must promptly resign.

	Nevada	British Columbia
Removal of Directors
Under the NRS, stockholders may remove a director before the expiration of the director’s term of office by a vote representing not less than two-thirds of the voting power of the issued and outstanding stock. The Articles of Incorporation and Bylaws contain this two-thirds threshold.

The articles of incorporation may provide for a voting threshold higher than two-thirds, but not lower. Furthermore, the NRS does not make a distinction between removal for cause and removal without cause.

Under the BCBCA, a company may remove a director before the expiration of the director’s term of office by a special resolution, or, if the articles provide that a director may be removed by a resolution of the shareholders entitled to vote at general meetings passed by less than a special majority or may be removed by some other method, by the resolution or method specified. Further, if the shareholders holding shares of a class or series of shares of a company have the exclusive right to elect or appoint one or more directors, a director so elected or appointed may only be removed by a special resolution passed by at least two-thirds of the votes cast by those shareholders, or, if the articles provide, by some other method or resolution specified therein.

Under the BC Articles, the Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy. The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

Board Vacancies
Under the NRS, all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, even if less than a quorum, unless otherwise provided in the articles of incorporation. The Articles of Incorporation provide that all vacancies, including those caused by an increase in the number of directors, shall be filled by the affirmative vote of a majority of the remaining directors, even if they constitute less than a quorum and not by the stockholders of the Company. The Bylaws provide that all vacancies, including those caused by an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, even if they constitute less than a quorum.
Under the BCBCA, unless the articles of a company provide otherwise, if a vacancy occurs among the directors, such vacancy may be filled by the shareholders at the shareholders’ meeting, if any, at which the director is removed, or, otherwise by the shareholders or by the remaining directors. Unless the articles of a company provide otherwise, a casual vacancy among directors may be filled by the remaining directors. Unless the articles of a company provide otherwise, if the shareholders holding shares of a class or series of shares have the exclusive right to elect or appoint one or more directors, a vacancy that occurs as a result of the removal of a director may be filled by those shareholders at the shareholders’ meeting, if any, at which the director is removed, or, otherwise, by those shareholders or remaining directors elected or appointed by those shareholders. If there are no directors in office, (a) an individual may be empowered by the shareholders, incorporators or subscribers, as the case may be, to call a meeting of the shareholders, incorporators or subscribers, as the case may be, for the election or appointment of directors, and appoint as directors, to hold office until the vacancies are filled at that meeting, the number of individuals that will constitute a quorum, or (b) there may be appointed, by a unanimous resolution of the shareholders, not more than the number of directors who, under the articles, may be elected or appointed at an annual general meeting, unless the articles of a company provide otherwise.

	Nevada	British Columbia
Liability of Directors; Fiduciary Duties; Limitation of Directors’ Liability
Fiduciary duties of directors and officers are codified in the NRS. Nevada law requires that directors and officers of Nevada corporations exercise their powers in good faith, on an informed basis and with a view to the interests of the corporation. The NRS also provides that directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted. Under the NRS, unless the articles of incorporation provide otherwise, neither a director nor an officer of a Nevada corporation is personally liable to the corporation, its stockholders or its creditors as a result of any act or failure to act, unless the presumption of the business judgment rule is rebutted and it is proven that the director or officer breached his or her fiduciary duty and such breach involved intentional misconduct, fraud or knowing violation of law. The NRS does not distinguish as to, or exclude, breaches of the duty of loyalty or instances where the director has received an improper personal benefit.

The Articles of Incorporation provide that the liability of directors and officers is eliminated or limited to the fullest extent permitted by the NRS.

Under the NRS, a transaction between a corporation and one or more of its directors or officers who has an interest in the transaction, is not void or voidable solely for that reason, if: (a) the interest is disclosed to the board of directors or a committee thereof, and the disinterested directors or committee members approve the transaction in good faith; (b) the interest is disclosed to the stockholders of the corporation, and the stockholders holding a majority of the voting power approve or ratify the transaction in good faith; (c) the interest is not known to the interested director or officer at the time the transaction is brought before the board of directors for action; or (d) the transaction is fair to the corporation at the time it is authorized or approved.
Under the BCBCA, the statutory duties of directors and officers provide that every director and officer must act honestly and in good faith with a view to the best interests of the company, exercise the care, diligence, and skill that a reasonably prudent individual would exercise in comparable circumstances, act in accordance with the BCBCA and the regulations, and subject to the foregoing, act in accordance with the articles of the company. Under the BCBCA, directors of a company who vote for or consent to a resolution authorizing the company to. among other things,: (i) carry on a business or exercise a power contrary to its articles as a result of which the company has paid compensation to any person; (ii) pay a commission or allow a discount contrary to the BCBCA; (iii) pay a dividend or purchase, redeem or otherwise acquire shares contrary to the BCBCA, or (iv) make or give an indemnity to a party contrary to the BCBCA, are jointly and severally liable to restore to the company any amount paid or distributed as a result and not otherwise recovered by the company. A director is not liable for any such amount if the director has relied, in good faith, on (i) financial statements represented by an officer of the company or in the written report of the auditor of the company to fairly reflect the financial position of the company; (ii) the written report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by that person; (iii) a statement of fact represented to the director by an officer of the company to be correct; or (iv) any record, information or representation that the court considers provides reasonable grounds for the actions of the director, whether or not the record, information or representation was forged, fraudulently made or inaccurate.

	Nevada	British Columbia
Indemnification of Officers and Directors; Insurance
The NRS includes a statutory mechanism that permits a corporation to indemnify any director or officer who is not liable pursuant to NRS 78.138 or acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of a criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful). Under the discretionary indemnification regime of the NRS, unless ordered by a court or advanced pursuant to NRS 78.751(2), the corporation, through its stockholders, directors or independent legal counsel, must determine that the indemnification is proper.

Under the NRS, a corporation shall indemnify any person who is a director, officer, employee or agent to the extent that the person is successful on the merits or otherwise in defense of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or any claim, issue or matter therein, against expenses actually and reasonably incurred by the person in connection with defending the action, including, without limitation, attorney’s fees.

Unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may advance expenses to officers and directors incurred in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.

The indemnification available pursuant to the statutory mechanisms provided under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but, unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.
The Bylaws provide for indemnification of our directors and officers to the fullest extent permitted by law.

The NRS grants authority to the corporation to purchase and maintain insurance for the benefit of a director or officer, and a former director and officer. Under the NRS, a corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against the person and liability and expenses incurred by the person in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such, whether or not the corporation has the authority to indemnify such a person against such liability and expenses.

Under the BCBCA, a current or former director or officer of the company, a current or former director or officer who acts or has acted for an affiliate of the company or at the company’s request as a director or officer of another company, or at the request of the company, is or was, or holds or held a position equivalent to that of, a director or officer of a partnership, trust, joint venture or other unincorporated entity, may be indemnified by the company in respect of all judgments, penalties or fines awarded or imposed in, or an amount paid in settlement of, and all costs, charges and expenses (including legal and other fees) actually and reasonably incurred by the person in connection with, any legal proceeding or investigative action such person is a party by reason of being or having been in such director or officer, or equivalent position if, among other things, (i) the person acted honestly and in good faith with a view to the best interests of the company; and (ii) in the case of an eligible proceeding other than a civil proceeding, the person had reasonable grounds for believing that this conduct in respect of which the proceeding was brought was lawful.

Under the BCBCA, a company may purchase and maintain insurance for the benefit of a director or officer, former director and officer or current or former director and officer who acted as a director or officer of an affiliate or at the company’s request as director or officer against any liability that may be incurred by reason of the eligible party being or having been a director or officer of, or holding or having held a position equivalent to that of a director or officer of, the company or an associated corporation.

	Nevada	British Columbia
Shareholder Consent in Lieu of Meeting
The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by at least a majority of the voting power of the corporation, or a different proportion of voting power if otherwise required.

The Bylaws provide that stockholders may not act by written consent.

Under the BCBCA, a written consent resolution by shareholders is deemed to be valid and effective as if it had been passed at a meeting of shareholders as long as it satisfies all of the requirements of the BCBCA and the regulations and articles of the company.
Calling of Shareholder Meetings
Under the NRS, unless otherwise provided in the articles of incorporation or the bylaws, the entire board of directors, any two directors, or the president may call special meetings of the stockholders.

The Articles of Incorporation provide that a special meeting of the stockholders may be called only by the Board, Chair of the Board or the Chief Executive Officer. The Bylaws provide that a special meeting of the stockholders may be called only by the Chair of the Board or the Chief Executive Officer, and that a special meeting will be called by the Secretary upon the written request of the Chair of the Board, the Chief Executive Officer or a majority of the Board of Directors. Stockholders have no right to request or call a special meeting of the stockholders.

Under the BC Articles, directors may call meetings of shareholders. The BCBCA provides that shareholders may requisition a general meeting provided the requisition is made by shareholders holding at least 1/20 of the issued shares of the company that carry the right to vote at general meetings. If a general meeting is validly requisitioned in accordance with the BCBCA, the directors must call a general meeting to transact the business specified in the requisition, to be held within four months after the date the requisition is received by the company, regardless of the articles of such company.
Location of Shareholder Meetings
Under the NRS, a stockholders meeting may be held within or outside of Nevada, at a physical location or in whole or in part by remote communication. Under the Bylaws, the Board may determine to hold a meeting of stockholders by means of remote communication, including videoconferencing, teleconferencing or other electronic communications or available technology authorized by and in accordance with the NRS.

Under the BCBCA, a general meeting of a company must be held in British Columbia or may be held at a location outside British Columbia if (i) a location outside of British Columbia is provided for in the company’s articles, (ii) the articles do not restrict the company from approving a location outside of British Columbia and the location is approved by the resolution required by the articles for that purpose (if no resolution is required by the articles for that purposes, approved by ordinary resolution), or (iii) the location for the meeting is approved by the Registrar of Companies of British Columbia before the meeting is held. If the meeting is a partially electronic meeting, the foregoing applies to the location where persons attend the meeting in person. If the meeting is a fully electronic meeting, the foregoing does not apply to the meeting.

The BC Articles permit meetings of shareholders to be held anywhere in the world as determined by the directors.

	Nevada	British Columbia
Shareholder Inspection Rights
Under the NRS, any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or authorized in writing by the holders of, at least 5% of all of the corporation’s outstanding shares, upon at least five days’ written notice, may demand the right to inspect, in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the alphabetically arranged names of all persons who are record stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation is not required to keep a list of beneficial owners who are not also record stockholders. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is not for any purpose other than the business of the corporation.

In addition, the NRS grants certain stockholders the right to inspect, make copies of and audit the books of account and financial statements of a corporation for any purpose related to the requesting stockholders’ interest in the corporation as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder of record who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, this right does not apply with respect to any corporation that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

Under the BCBCA, current shareholders of a company are entitled to inspect, without charge, certain records of the company, including the company’s constating documents (including the company’s articles, notice of articles and certificate of incorporation, continuation or amalgamation, as applicable); any orders made by the court under the BCBCA, the Registrar or the executive director under the Securities Act (British Columbia); the company’s central securities register and register of directors; consents to act and resignations of directors; any report of an inspector appointed by the court; the minutes of every meeting of shareholders; each consent resolution of shareholders; every audited financial statement of the company and its subsidiaries, whether or not consolidated; certain disclosures of disclosable interests of directors and senior officers; and, if the company is an amalgamated company, the equivalent records for each predecessor company. Former shareholders have the same rights of inspection as do current shareholders, but only to those records that relate to the period when that person was a shareholder.
Shareholder Proposals
The NRS does not contain specific provisions regarding stockholder proposals.

The Bylaws include an advance notice provision requiring that stockholders who wish to nominate directors or propose other business at an annual meeting of stockholders, or to nominate directors at a special meeting of stockholders, must provide timely notice in proper written form to the Secretary of the Company at the Company’s principal executive offices. To be timely, notice must generally be delivered not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the previous year’s annual meeting. If the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, or if no meeting was held the prior year, the notice must be received no later than the (i) 120th day, and not later than the 90th day, prior to such annual meeting or (ii) 10th day following the public announcement of the meeting date.

Stockholder notices under the advance notice provisions must comply with the informational and procedural requirements set forth in the Bylaws, including detailed disclosures about the proposing stockholder, any beneficial owners or control persons, and any related agreements or arrangements. The Bylaws also require compliance with Rule 14a-19 under the Exchange Act, where applicable.
The BCBCA provides a mechanism whereby qualified shareholders of public companies holding at least 1/100 of the issued shares that carry the right to vote at general meetings or have a fair market value in excess of $2,000, can have specific matters submitted for consideration at the next annual general meeting of the company, rather than relying on the directors or management of the company to put the matter before the shareholders. A “qualified shareholder” is a person who is a registered owner or beneficial owner of one or more shares of the company that carry the right to vote at general meetings and has been a registered owner or beneficial owner of one or more such shares for an uninterrupted period of at least two years before the date of the signing of the proposal. However, a person is not a “qualified shareholder” if, within two years before the date of the signing of the proposal, the person failed to present at an annual general meeting an earlier proposal that the person had submitted to the company and that the company had responded to by complying with the proposal process.

	Nevada	British Columbia
Payment of Dividends and Distributions
The NRS provides that no distribution (including dividends on, or redemption or purchases of, shares of capital stock or distributions of indebtedness) may be made if, after giving effect to such distribution (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders, which is known as the balance sheet test. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable under the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable under the circumstances. The Articles of Incorporation eliminate the Company’s requirement to comply with the described balance sheet test with respect to any distribution.

Under the BCBCA, a company may declare a dividend, subject to its charter or an enactment that provides otherwise, out of the profits, capital or otherwise by issuing shares or warrants by way of dividend, or in property, including in money. A dividend in money or property may not be declared or paid if there are reasonable grounds for believing that (i) the company is insolvent, or (ii) the payment of the dividend would render the company insolvent.
Rights of Dissent and Appraisal
Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) accordance of full voting rights under certain circumstances in connection with certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares, or (vi) any corporate action to which the stockholder would be obligated, as a result of such action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to the applicable provisions of the NRS.

Holders of covered securities (generally those that are listed on a national securities exchange) or shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000 or issued by an open end management investment company registered under the Investment Company Act are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept anything except cash, shares of stock or other securities that satisfy the standards set forth above at the time of the effectiveness of the corporate action or any combination thereof.
Under the BCBCA, registered shareholders have the right to dissent from certain corporate acts, including certain amendments to the articles of incorporation, the adoption or approval of an amalgamation agreement, the approval of certain arrangements, the continuance of the company into a jurisdiction other than British Columbia, a sale, lease or other disposition by the company of all or substantially all of its undertaking, any other resolution, if dissent is authorized by the resolution and any court order that permits dissent. Subject to fulfilling all of the requirements of the BCBCA in respect of the shareholder’s right to dissent, the company and the dissenting shareholder may agree on the amount of the payout value of the dissent shares and the company must then promptly purchase the dissenting shareholder’s shares at fair value, unless there are grounds for believing that the company is insolvent or the payment would render the company insolvent. A dissenting shareholder who has not entered into an agreement with the company (or the company itself) may apply to the court and the court may determine the payout value of the dissent shares.

	Nevada	British Columbia
Oppression Remedy	Although the NRS imposes fiduciary duties upon directors, officers and controlling stockholders, the NRS does not contain an “oppression remedy” as under the BCBCA.
The BCBCA contains an oppression remedy that enables the court to make any interim or final order it considers appropriate, if satisfied upon application by a complainant (being a shareholder of the company or any other person whom the court considers to be an appropriate person) that (i) the affairs of the company are being or have been conducted, or that the powers of the directors are being or have been exercised, in a manner oppressive to one or more of the shareholders; or (ii) that some act of the company has been done or is threatened, or that some resolution of the shareholders or of the shareholders holding shares of a class or series of shares has been passed or is proposed, that is unfairly prejudicial to one or more of the shareholders, and that the application was brought by the shareholder in a timely manner.

Derivative Action
The NRS grants stockholders a derivative cause of action where the corporation refuses to enforce rights, which it may properly assert if the plaintiff was a stockholder at the time of the event or the plaintiff’s share thereafter devolved on the plaintiff by operation of law. The complaint must also set forth with particularity the efforts of the plaintiff to secure from the board of directors and, if necessary, from the stockholders, such action as the plaintiff desires, and the reasons for the plaintiff’s failure to obtain such action or the reasons for not making such effort. In any such action, at any time within 30 days after service of summons upon the corporation or any defendant who is an officer or director of the corporation or held such office at the time of the acts complained of, the corporation or such defendant may move the court for an order, upon notice and hearing, requiring the plaintiff to furnish security as hereinafter provided. Such motion must be based upon one or more of the following grounds: (a) there is no reasonable possibility that the prosecution of the cause of action alleged in the complaint against the moving party will benefit the corporation or its security holders or (b) the moving party, if other than the corporation, did not participate in the event complained of in any capacity.
Under the BCBCA, a complainant (being a shareholder or director of a company or any other person whom the court considers to be an appropriate person) may, with leave of the court, prosecute a civil, criminal, quasi-criminal, administrative or regulatory action or proceeding in the name and on behalf of the company to enforce a right, duty, or obligation owed to the company that could be enforced by the company itself; or to obtain damages for any breach of any such right, duty, or obligation, whether the right, duty, or obligation arises under the BCBCA or otherwise. A complainant may also, with leave of the court, defend, in the name and on behalf of a company, a legal proceeding brought against the company.

	Nevada	British Columbia
Business Combinations
The NRS imposes a two-year moratorium on a business combination with an interested stockholder that is extended up to four years if certain conditions are not met. First, an interested stockholder is generally defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by, and will remain in place for up to four years unless, (i) advance approval by the board of directors of the combination, or the transaction by which such person first becomes an interested stockholder, (ii) approval of the combination by the board of directors and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, or (iii) the combination meets specified fair value requirements. These statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.

Companies are entitled to opt out of the business combination provisions. Any opt-out of the business combinations provisions of the NRS must be contained in the original articles of incorporation, or an amendment to the articles of incorporation approved by a majority of the outstanding voting power not then beneficially owned by interested stockholders or their affiliates and associates, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment, and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment. These statutes would also not apply if the articles were amended to elect not to be governed by these statutes before the corporation first became a resident domestic corporation.

The Articles of Incorporation expressly provide that the Company has elected not to be governed by the combinations with interested stockholders provisions of the NRS.
The BCBCA does not contain an exact corresponding provision. Certain matters as take-over bids, issuer bids, going-private transactions, business combinations and transactions with directors, officers, significant shareholders and other related parties to which the Company is a party may be subject to Canadian provincial securities legislation and administrative policies and rules of the Canadian securities administrators. Such legislation, administrative policies and rules may impose board and/or shareholder approval requirements on public companies separate and apart from the BCBCA.

	Nevada	British Columbia
Control Share Acquisition Status
Pursuant to the “acquisition of controlling interest” or “control share” statutes contained in the NRS, any person who acquires a “controlling interest” in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. The NRS provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

The NRS provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business directly or indirectly in Nevada. The NRS provides that the corporation may impose stricter requirements if it so desires.

Corporations are entitled to opt out of the above controlling interest provisions of the NRS. The Bylaws expressly provide that the Company has elected not to be governed by the controlling interest provisions of the NRS.
The BCBCA does not contain a corresponding provision.

	Nevada	British Columbia
Fiduciary Duty of Controlling Stockholder; Controlling Stockholder Transactions
Pursuant to the NRS, no stockholder (other than a “controlling stockholder” as discussed below) has any fiduciary duty to the Company or any other stockholder, and each stockholder, regardless of such stockholder’s relative ownership of shares, is entitled to exercise or withhold the voting power of such shares in such stockholder’s personal interest and without regard to any other person or interest.

A “controlling stockholder” is defined as a stockholder of a corporation having the voting power, by virtue of such stockholder’s relative beneficial ownership of shares or otherwise pursuant to the articles of incorporation, to elect at least a majority of the corporation’s directors. The only fiduciary duty of a controlling stockholder of a corporation, in such person’s capacity as a stockholder, is to refrain from exerting undue influence over any director or officer of the corporation with the purpose and proximate effect of inducing a breach of fiduciary duty by such director or officer, for which breach the director or officer is liable pursuant to the NRS as described above, and which breach:

● directly relates to the initiation, evaluation, negotiation, authorization or approval by the board of directors, or a committee thereof, of a contract or transaction to which the controlling stockholder or any of its affiliates or associates is a party or in which the controlling stockholder or any of its affiliates or associates has a material and nonspeculative financial interest; and

● results in material, nonspeculative and non-ratable financial benefit to the controlling stockholder, which benefit excludes, and results in a material and nonspeculative detriment to the other stockholders generally.

However, the exercise or withholding of voting power by a controlling stockholder, or the indication or implication by a controlling stockholder as to whether or to what extent such voting power may be exercised or withheld, does not, by itself, constitute or indicate a breach of this limited fiduciary duty.

A controlling stockholder is presumed to have not breached its fiduciary duty with respect to any contract or transaction if such contract or transaction is authorized or approved, or recommended to the board of directors, by a committee of the board consisting only of disinterested directors. Under the NRS, a “disinterested director” includes a director who (and whose affiliates or associates) neither has a material and nonspeculative financial interest in, nor is a party to, the contract or transaction, and would satisfy the independence standards, without regard to any financial literacy of financial expert qualifications, required to serve on an audit committee of a board of directors of a non-investment company issuer pursuant to the Exchange Act and the rules of the applicable securities exchange. A controlling stockholder is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in such person’s capacity as a stockholder unless the presumption described above is rebutted and it is proven that the stockholder’s act or failure to act constituted a breach of the stockholder’s fiduciary duty.
The BCBCA does not contain a corresponding provision.

	Nevada	British Columbia
Compulsory Acquisition Right
The NRS does not contain a similar provision. However, the NRS does permit a parent Nevada entity owning 90% of a subsidiary Nevada corporation to merge the subsidiary with and into the parent entity without a vote of the owners of either entity. Further, the NRS permits a parent Nevada entity owning 90% of a subsidiary Nevada corporation to merge the parent entity with and into the subsidiary without a vote of the stockholders of the subsidiary Nevada corporation.

In addition, effective May 30, 2025, the NRS was amended to establish a restructuring merger process that allows a Nevada corporation to reorganize into a holding company structure without a stockholder vote, unless otherwise provided in the articles of incorporation. Under this provision, no vote of stockholders is required to authorize a restructuring merger if the plan of merger expressly permits or requires the merger to be effected under these provisions and the following conditions are satisfied: (i) the constituent corporation and the merger subsidiary are the only constituent entities in the restructuring merger; (ii) each share of stock of the constituent corporation is converted into shares of the holding corporation having the same voting powers, designations, preferences, limitations, restrictions and relative rights as the shares being converted, and such shares must be likewise registered and approved for trading on any applicable securities exchanges; (iii) the organizational documents of the holding corporation must contain only provisions identical to those of the constituent corporation (with limited exceptions including the holding corporation's name, and the required protective provisions described under (vi) below); (iv) the surviving company must become a direct or indirect wholly owned subsidiary of the holding corporation; (v) the directors and officers of the constituent corporation must be the only directors and officers of the holding corporation at the effective time; (vi) the organizational documents of the holding corporation and the surviving company must contain, for at least two years following the restructuring merger, certain provisions protecting stockholder approval rights with respect to subsequent mergers involving the surviving company, sales of substantially all assets of the surviving company, dispositions of a majority of the voting power of the surviving company, and dissolution of the surviving company; and (vii) the board of directors of the constituent corporation must determine in good faith that stockholders would not reasonably be expected to recognize gain or loss for U.S. federal income tax purposes as a result of the restructuring merger.
The BCBCA provides a right of compulsory acquisition for an offeror that acquires at least 90% of the target company’s shares or any class of shares pursuant to a take-over bid or issuer bid, other than securities held at the date of the bid by or on behalf of the offeror (i.e., an “acquiring person” under the BCBCA). Those shareholders who did not accept the offer may be compelled, on notice from the acquiring person, to sell their shares to the acquiring person at the same price and on the same terms offered, unless the court otherwise orders. If the acquiring person does not give that notice within one month after becoming entitled to do so, it must give notice to those shareholders that they may require the acquiring person to purchase their shares from them. A shareholder may apply to the court to set the price and terms of payment.

	Nevada	British Columbia
Blank Check Preferred Stock/ Shares
Under the NRS, a corporation may authorize one or more classes or series of preferred stock in its articles of incorporation, and the articles of incorporation may grant the board of directors the authority, without stockholder approval, to determine the rights, preferences, privileges, and limitations of a class or series of “blank check” preferred stock pursuant to board resolution and the filing of a certificate of designation with respect to such class or series.

The Articles of Incorporation grant blank check authority to the board of directors of the Company to establish one or more series of preferred stock.
Under the BCBCA, the special rights or restrictions attached to a class of shares may provide that the class of shares includes or may include one or more series of shares and, may authorize the directors by resolution, but subject to the provisions of the articles and BCBCA, to determine the maximum number of shares of each series, create an identifying name for each series and attach special rights or restrictions to the shares of any of those series of shares or to alter any special rights or restrictions attached to those shares if the series of shares does not have shares outstanding. Under the BCBCA, each share of a series of shares must have the same special rights or restrictions as are attached to every other share of that series of shares and the special rights or restrictions attached to shares of a series of shares must be consistent with the special rights or restrictions attached to the class of shares of which the series of shares is part.

Comparison of the Articles of Incorporation and Bylaws with the BC Notice of Articles and BC Articles
In addition to the differences noted above, set forth below is a comparison of the material provisions of the Articles of Incorporation and Bylaws with the BC Notice of Articles and BC Articles. While it is not practical to summarize all of the legal differences between the different sets of charter documents, certain principal differences that could materially affect the rights of Shareholders are set forth below. The following summary is not a substitute for direct reference to the Articles of Incorporation, Bylaws and the BC Articles themselves, or for professional interpretation of such documents, and is qualified by reference thereto. Copies of the Articles of Domestication, Articles of Incorporation and Bylaws are attached as Schedule A, Schedule B, and Schedule C, respectively, to the Plan of Arrangement. A copy of the BC Articles has been filed with the SEC as Exhibit 3.1 to the Company’s Annual Report on Form 10-K filed with the SEC and on SEDAR+ on March 31, 2026. A copy of the current BC Notice of Articles can be found attached as Appendix F to this Proxy Statement. The following summary does not purport to be complete or exhaustive and Shareholders should therefore consult their legal advisors regarding the implications of the adoption of the Articles of Incorporation and Bylaws which may be of particular importance to them.

	Nevada	British Columbia
Authorized Capital
The total number of shares of all classes of stock that the Corporation is authorized to issue is 3,000,000,000 shares, divided into two classes as follows: (i) 2,000,000,000 shares of Nevada Common Stock and (ii) 1,000,000,000 shares of Nevada Preferred Stock. The number of authorized shares of the Nevada Common Stock or Nevada Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) with the approval of the board of directors and the affirmative vote of the stockholders of the Company entitled to vote thereon, and no vote of the holders of Nevada Common Stock or Nevada Preferred Stock voting separately as a class will be required therefor (and any such right otherwise provided by certain provisions of the NRS has been specifically denied by the Articles of Incorporation), unless a vote of any such holders is expressly required pursuant to the Articles of Incorporation including any certificate of designation establishing any series of Nevada Preferred Stock.

The Board is expressly authorized in the Articles of Incorporation to provide for one or more series of Nevada Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of such series, and the powers, preferences and relative, participating, optional or other rights, if any, and any qualifications, limitations or restrictions thereof, of such series.

The BC Notice of Articles provide that the authorized share structure of the Company consists of an unlimited number of Subordinate Voting Shares, an unlimited number of Multiple Voting Shares, an unlimited number of Super Voting Shares, and an unlimited number of Preferred Shares.
The Preferred Shares may be issued in one or more series. Subject to the BCBCA, if none of the Preferred Shares of any particular series are issued, the Board may, among other things, determine the maximum number of shares of any of those series of Preferred Shares; create an identifying name by which the shares of any of those series of Preferred Shares may be identified, and attach special rights or restrictions to the shares of any of those series of Preferred Shares, including with respect to dividends, rights on dissolution, liquidation or winding up, or return of capital, redemption, or retraction, conversion or exchange, or voting rights.

No Multiple Voting Shares, Super Voting Shares or Preferred Shares are currently outstanding.

	Nevada	British Columbia
Voting Rights
Each holder of record of Nevada Common Stock is entitled to one vote for each share of Nevada Common Stock on all matters on which stockholders generally or holders of Nevada Common Stock as a separate class or series are entitled to vote (whether voting separately as a class or series, or together with any other classes or series of the Company’s capital stock); provided that, to the fullest extent permitted by law, holders of Nevada Common Stock have no voting power with respect to any amendment to the Articles of Incorporation that relates solely to the terms, number of shares, powers, designations, preferences or relative, participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations or restrictions thereof, of one or more outstanding series of Nevada Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Articles of Incorporation or pursuant to the NRS.

No holder of shares of Nevada Common Stock has the right to cumulative voting.

The holders of Subordinate Voting Shares are entitled to notice of and to attend any meetings of shareholders of the Company except a meeting of which only holders of another class or series of shares shall have the right to vote. Subordinate Voting Holders are entitled to one vote in respect of each Subordinate Voting Share held.

The holders of Multiple Voting Shares are entitled to notice of any meetings of shareholders of the Company and shall be entitled to vote, together with holders of Subordinate Voting Shares, with respect to any question upon which holders of Subordinate Voting Shares have the right to vote. The holders of Multiple Voting Shares have the right to 10 votes for each Subordinate Voting Share into which such Multiple Voting Shares could then be converted (ignoring any conversion limitations set out in Section 26.7 of the Articles), which is equal to 10 votes per Multiple Voting Share. Except as provided by law and by the Articles, Multiple Voting Holders shall vote the Multiple Voting Shares together with the Subordinate Voting Holders and Super Voting Holders as a single class.

The holders of Super Voting Shares are entitled to notice of any meetings of shareholders of the Company and shall be entitled to vote, together with holders of Subordinate Voting Shares with respect to any question upon which holders of Subordinate Voting Shares have the right to vote. The holders of Super Voting Shares have the right to 10 votes for each Subordinate Voting Share into which such Super Voting Shares could then be converted (ignoring any conversion limitations set out in Section 27.7 of the Articles), which is equal to 1,000 votes per Super Voting Share. Except as provided by law and by the Articles, Super Voting Holders shall vote the Super Voting Shares together with the Subordinate Voting Holders and Multiple Voting Holders as a single class.

	Nevada	British Columbia
Liquidation Rights	Under the Articles of Incorporation, the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, after payment or provision for payment of the debts and other liabilities of the Company and subject to the right, if any, of the holders of any outstanding series of Nevada Preferred Stock or any class or series of stock having a preference over or the right to participate with the Nevada Common Stock as to distributions upon dissolution, liquidation or winding up of the Company, the holders of all outstanding shares of Nevada Common Stock shall be entitled to receive the remaining assets of the Company available for distribution ratably in proportion to the number of shares held by each such stockholder.
Under the BC Articles, in the event of the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its shareholders for the purposes of winding up its affairs, the holders of the Subordinate Voting Shares shall, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Subordinate Voting Shares, be entitled to participate rateably along with all other holders of Multiple Voting Shares (on an as-converted to Subordinate Voting Share basis) and Super Voting Shares (on an as-converted to Subordinate Voting Share basis).

Under the BC Articles, in the event of the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, the holders of the Multiple Voting Shares shall, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Multiple Voting Shares, be entitled to participate rateably, on an as-converted to Subordinate Voting Share basis, along with all other holders of Subordinate Voting Shares and Super Voting Shares (on an as-converted to Subordinate Voting Share basis).

Under the BC Articles, in the event of any Liquidation Event (as defined below), either voluntary or involuntary, the holders of Super Voting Shares shall, subject to the prior rights of the holders of any shares of the Company ranking in priority to Super Voting Shares, be entitled to receive the assets of the Company available for distribution to shareholders, distributed among the holders of Super Voting Shares on a pro rata basis based on the number of Super Voting Shares (on an as converted to Subordinate Voting Share basis, assuming conversion of all Super Voting Shares into Subordinate Voting Shares at the applicable Conversion Ratio (as defined below) and ignoring any limitations on conversion in the BC Articles) issued and outstanding on the record date.

In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, the holders of the Preferred Shares will be entitled to preference over the Super Voting Shares, the Multiple Voting Shares, the Subordinate Voting Shares and any other shares ranking junior to the Preferred Shares with respect to the repayment of capital paid up on and the payment of unpaid dividends accrued on the Preferred Shares.

“Liquidation Event” means (i) any voluntary
or involuntary liquidation, dissolution or winding up of the Company, including any event determined by the Board of Directors of the Company to constitute a Liquidity Event requiring the liquidation, dissolution or winding up of the Company; (ii) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any transaction effected exclusively for the purpose of changing the domicile of the Company or determined by the Board of Directors of the Company not to constitute a Liquidation Event); (iii) a sale of all or substantially all of the assets of the Company; unless, in the case of (ii) or (iii), the Company’s shareholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company’s acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity or the Board of Directors of the Company otherwise determines that such transaction does not constitute a Liquidation Event.

“Conversion Ratio” means each Super Voting Share shall be convertible into 100 Subordinate Voting Shares, provided, however, the Conversion Ratio shall be subject to adjustment as set forth in the BC Articles.

	Nevada	British Columbia
Conversion of Shares	Shares of the Nevada Common Stock do not have conversion rights and the Articles of Incorporation do not currently contemplate conversion rights for the Nevada Preferred Stock. The conversion rights of any future series of Nevada Preferred Stock, other capital stock of the Company or any securities convertible into capital stock of the Company, will be set forth in the Articles of Incorporation including in any certificate of designation filed with the Nevada Secretary of State or in another applicable agreement.
In the event that (1) an offer is made to purchase Multiple Voting Shares or Super Voting Shares, and the offer is one which is required, pursuant to applicable securities legislation or the rules of a stock exchange, if any, on which the Subordinate Voting Shares are then listed, to be made to all or substantially all the holders of Multiple Voting Shares or Super Voting Shares, as applicable, in a province or territory of Canada to which the requirement applies, and (2) a concurrent equivalent offer is not made in respect of the Subordinate Voting Shares, then each Subordinate Voting Share shall become convertible at the option of the holder into Multiple Voting Shares or Super Voting Shares, as applicable, at the inverse of applicable Conversion Ratio (as defined in the BC Articles, as applicable) then in effect, at any time while the offer is in effect until one day after the time prescribed by applicable securities legislation for the offeror to take up and pay for such shares as are to be acquired pursuant to the offer. The conversion may only be exercised in respect of Subordinate Voting Shares for the purpose of depositing the resulting Multiple Voting Shares or Super Voting Shares, as applicable, under the offer, and for no other reason, and shall not provide holders of Subordinate Voting Shares any beneficial ownership of Multiple Voting Shares or Super Voting Shares, as applicable, but only in the consideration under the offer. In such event, the transfer agent for the Subordinate Voting Shares shall deposit under the offer the resulting Multiple Voting Shares or Super Voting Shares, as applicable, on behalf of the holder.

If Multiple Voting Shares or Super Voting Shares, as applicable, resulting from the conversion and deposited pursuant to the offer are withdrawn by the holder or are not taken up by the offeror, or the offer is abandoned, withdrawn or terminated by the offeror or the offer otherwise expires without such Multiple Voting Shares or Super Voting Shares, as applicable, being taken up and paid for, the Multiple Voting Shares or Super Voting Shares, as applicable, resulting from the conversion will be automatically re-converted into Subordinate Voting Shares at the Conversion Ratio then in effect, shall be deemed to have never been outstanding, and a share certificate representing the Subordinate Voting Shares or electronic evidence of such Subordinate Voting Shares issued in a non-certificate manner will be sent to the holder by the transfer agent. In the event that the offeror takes up and pays for the Multiple Voting Shares or Super Voting Shares, as applicable, resulting from conversion, the transfer agent shall deliver to the holders thereof the consideration paid for such shares by the offeror.

	Nevada	British Columbia
Preemptive and Subscription Rights	Shares of the Nevada Common Stock do not have preemptive or subscription rights, and there are no redemption or sinking-fund provisions applicable to them.
The holders of Subordinate Voting Shares are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Subordinate Voting Shares, bonds, debentures or other securities of the Company now or in the future.

The holders of Multiple Voting Shares are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Subordinate Voting Shares, bonds, debentures or other securities of the Company now or in the future.

The holders of Super Voting Shares have no pre-emptive rights.

Directors	Under the Articles of Incorporation and Bylaws, the number of directors are to be fixed exclusively by resolutions adopted by the Board. Pursuant to the Bylaws, the number of directors shall consist of at least one (1) individual and not more than nine (9) individuals. The Articles of Incorporation provide for a classified Board divided into three classes, with the directors in each class serving staggered three-year terms and with one class of directors being elected at each annual meeting of stockholders.
Under the BC Articles, the number of directors is set at the greater of three and the most recently set number of directors elected by ordinary resolution.
Meetings of Directors	Annual meetings of the Board may be held without notice. Regular meetings between annual meetings may be held at such times and places as designated by the Board. If the Board designates the time and place of a regular meeting by resolution, no further notice of such meeting shall be required. Special meetings of the Board may be called only by the Chair of the Board, the Chief Executive Officer, the President, or the Secretary, or upon the request of a majority of the Board. Regular or special meetings may be held at any place designated by the Board or, in the absence of such designation, as specified in the notice of the meeting, and/or by remote communication. Except as otherwise provided for regular meetings, notice of any meeting shall be delivered to each director at least 24 hours prior to the meeting.

Under the BC Articles directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as the directors think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine. A director may, and the secretary or an assistant secretary of the Company, if any, the request of a director must, call a meeting of the directors at any time. Other than for meetings held at regular intervals as determined by the directors, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors. It is not necessary to give notice of a meeting of directors if (a) the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed or is the meeting of the directors as which that director is appointed; or (b) the director has waived notice of the meeting.

Quorum for Director’s Meetings	The Bylaws provide that a majority of the directors in office is necessary to constitute a quorum for the transaction of business.	Under the BC Articles, the quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at two directors.
Quorum for Shareholder’s Meetings	Under the Bylaws, stockholders holding at least five percent (5%) of the voting power of the Company’s capital stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on any matter), are necessary to constitute a quorum for the transaction of business at any meeting.

Under the BC Articles, subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting.

	Nevada	British Columbia
Attendance at Shareholders’ Meetings	The Bylaws provide that meetings of stockholders may be held within Nevada or outside of Nevada. A stockholder may participate in a meeting of stockholders through remote communication, including, without limitation, electronic communications, videoconferencing, teleconferencing or other similar method of communication by which all individuals participating in the meeting can hear each other and such participation shall constitute presence in person at the meeting.
The BC Articles permit meetings of shareholders to be held anywhere in the world as determined by the directors.
Advance Notice Provisions
The Bylaws include an advance notice provision requiring that stockholders who wish to nominate directors or propose other business at an annual meeting of stockholders or to nominate directors at a special meeting of stockholders must provide timely notice in proper written form to the Secretary of the Company at the Company’s principal executive offices. To be timely, notice must generally be delivered not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the previous year’s annual meeting. If the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, or if no meeting was held the prior year, the notice must be received no later than the (i) 120th day, and not later than the 90th day, prior to such annual meeting or (ii) 10th day following the public announcement of the meeting date. For special meetings called for the purpose of electing directors, notice of nominations must generally be received not earlier than the 120th day and not later than the 90th day prior to the meeting or the 10th day following public announcement of the meeting date.

Stockholder notices under the advance notice provisions must comply with the informational and procedural requirements set forth in the Bylaws, including detailed disclosures about the nominating or proposing stockholder, any beneficial owners or control persons, and any related agreements or arrangements. The Bylaws also require compliance with Rule 14a-19 under the Exchange Act, where applicable.
The BC Articles do not contain provisions relating to advance notice procedures required of shareholders in order to properly nominate directors. However, the BCBCA contains provisions relating to the ability of shareholders to bring forward specific matters submitted for consideration at the next annual general meeting by way of shareholder proposals as noted above.

	Nevada	British Columbia
Exclusive Forum Provision
The Bylaws provide that unless the Company consents in writing to the selection of an alternative forum, and subject to applicable jurisdictional requirements, the Eighth Judicial District Court of Clark County of the State of Nevada (the “Eighth Judicial District Court”) (or, if the Eighth Judicial District Court lacks jurisdiction over such action or proceeding, then another court of the State of Nevada or, if no court of the State of Nevada has jurisdiction, then the United States District Court for the District of Nevada) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, or controlling stockholder of the Company in such capacity, (iii) any internal action (as defined in NRS 78.046), including any action asserting a claim arising pursuant to any provision of NRS Title 7, the Articles of Incorporation, the Bylaws or any agreement entered into pursuant to NRS 78.365 or as to which the NRS confers jurisdiction on the district court of the State of Nevada, (iv) any action to interpret, apply, enforce or determine the validity of the Articles of Incorporation or the Bylaws, or (v) any action asserting a claim governed by the internal affairs doctrine; provided that such exclusive forum provisions will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

Under the BC Articles unless the Company consents in writing to the selection of an alternative forum, the Supreme Court of the Province of British Columbia, Canada and the appellate Courts therefrom (collectively, the “Courts”) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer of the Company to the Company, (iii) any action asserting a claim arising pursuant to any provision of the Business Corporations Act or the notice of articles or articles of the Company (as either may be amended from time to time); or (iv) any action asserting a claim otherwise related to the relationships among the Company, its affiliates and their respective shareholders, directors and/or officers, but this paragraph (iv) does not include claims related to the business carried on by the Company or such affiliates.

If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court located within the Province of British Columbia (a “Foreign Action”) in the name of any registered or beneficial shareholder, such registered or beneficial shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Courts in connection with any action brought in any such Court to enforce the foregoing exclusive forum provision (an “Enforcement Action”), and (ii) having service of process made upon such registered or beneficial shareholder in such Enforcement Action by service upon such registered or beneficial shareholder’s counsel in the Foreign Action as agent of the shareholder.

	Nevada	British Columbia
Dividends and Distributions	The Articles of Incorporation provide that the Company may make distributions to its stockholders ratably out of funds legally available for this purpose as determined by the Board. The Articles of Incorporation provide that the Company is allowed to make any distribution that otherwise would be prohibited by the NRS if the Company’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the Company were to be dissolved immediately after the time of the distribution, to satisfy the preferential rights upon such dissolution of holders of shares of any class or series of the capital stock of the Company having preferential rights superior to those receiving the distribution.
The BC Articles contain provisions with respect to dividend payments and entitlement thereof, including manner of payment and settlement of difficulties in regard to the distribution of dividends.

The holders of Subordinate Voting Shares shall, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Subordinate Voting Shares, be entitled to receive as and when declared by the directors, dividends in cash or property of the Company. No dividend will be declared or paid on the Subordinate Voting Shares unless the Company simultaneously declares or pays, as applicable, equivalent dividends on the Multiple Voting Shares (on an as- converted to Subordinate Voting Share basis) and Super Voting Shares (on an as-converted to Subordinate Voting Share basis).

The holders of Multiple Voting Shares shall, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Multiple Voting Shares, have the right to receive dividends, out of any cash or other assets legally available therefor, pari passu (on an as converted basis, assuming conversion of all Multiple Voting Shares into Subordinate Voting Shares at the applicable Conversion Ratio (as defined herein) and ignoring any limitations on conversion under the BC Articles) as to dividends and any declaration or payment of any dividend on the Subordinate Voting Shares.
No dividend will be declared or paid on the Multiple Voting Shares unless the Company simultaneously declares or pays, as applicable, equivalent dividends on the Subordinate Voting Shares and Super Voting Shares (on an as-converted to Subordinate Voting Share basis).

The holders of Super Voting Shares shall, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Super Voting Shares, have the right to receive dividends, out of any cash or other assets legally available therefor, pari passu (on an as converted basis, assuming conversion of all Super Voting Shares into Subordinate Voting Shares at the applicable Conversion Ratio and ignoring any limitations on conversion under the BC Articles) as to dividends and any declaration or payment of any dividend on the Subordinate Voting Shares.

Holders of Preferred Shares will be entitled to preference with respect to payment of dividends over the Super Voting Shares, the Multiple Voting Shares, the Subordinate Voting Shares and any other shares ranking junior to the Preferred Shares with respect to payment of dividends.

PROCEDURE FOR THE ARRANGEMENT TO BECOME EFFECTIVE
Procedural Steps
The Arrangement is proposed to be carried out pursuant to Section 288 of the BCBCA. The following procedural steps must be taken in order for the Arrangement, including the Continuance, to become effective:
•    the Arrangement must be approved by the Shareholders in the manner set forth in the Interim Order;
•    the Court must grant the Final Order;

•    all conditions to the completion of the Arrangement must be satisfied;
•    an application for authorization of the Continuance must be filed with the Registrar and such authorization must be granted; and
•    the Articles of Domestication and the Articles of Incorporation, each in the form prescribed by the NRS, must be filed with the Nevada Secretary of State.
Shareholder Approval
The Arrangement Resolution must be approved by at least 66 2/3% of the votes cast by the Shareholders present in person or by proxy at the Meeting. Such approval will constitute the Shareholders’ approval of the Arrangement, including the Continuance, and the Company’s adoption of the Articles of Incorporation and the Bylaws.
Notwithstanding the foregoing, the Arrangement Resolution authorizes the Board, without further notice to or approval of the Shareholders, to decide not to proceed with the Arrangement, and to revoke the Arrangement Resolution for any reason at any time prior to the Arrangement becoming effective pursuant to the provisions of the BCBCA.
Court Approval
Interim Order
Prior to the distribution of this Proxy Statement, on [____], 2026, the Company obtained the Interim Order from the Court authorizing and directing the Company to call, hold and conduct the Meeting, submit the Arrangement Resolution to the Shareholders for approval, and other procedural matters, including, but not limited to: (1) the required Shareholder approval of the Arrangement Resolution; (2) the Dissent Rights for Shareholders; (3) the notice requirements with respect to the Court hearing of the application for the Final Order; (4) the ability of the Company to adjourn or postpone the Meeting from time to time in accordance with the terms of the Interim Order, without the need for additional approval of the Court; and (5) the Record Date for the Shareholders entitled to notice of and to vote at the Meeting and filed a Notice of Hearing of Petition for the Final Order to approve the Arrangement. Copies of the Interim Order and the Notice of Hearing of Petition are attached as Appendices D and E, respectively, to this Circular.
Final Order
If the Arrangement Resolution is approved by the Shareholders at the Meeting in the manner required by the Interim Order, the Company intends to apply to the Court for the Final Order (the “Final Order Hearing”). The Final Order Hearing is expected to take place at [____] (Vancouver time) at the Supreme Court of British Columbia, 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1, or as soon thereafter as counsel may be heard, or at any other date and time and by any other method as the Court may direct. At the Final Order Hearing, any Shareholder or any other interested person, who wishes to participate or to be represented or to present evidence or argument at the Final Order Hearing may do so, subject to filing with the Court and serving upon the Company on or before [____] (Vancouver time) on [____], 2026 a Response to Petition (“Response”), in accordance with the terms set out in the Interim Order and in the form prescribed by the Supreme Court Civil Rules (British Columbia), including his, her, or its address for service, together with all materials on which he, she or it intends to rely at the Final Order Hearing. See Appendix E to this Proxy Statement for the Notice of Hearing of Petition and Petition for Final Order, which includes the form of Final Order.
The Response and supporting materials must be served on the Company, within the time specified, by delivery to the Company, c/o Fasken Martineau DuMoulin LLP, at 2900 - 550 Burrard St. Vancouver, BC V6C 0A3, Canada, to the attention of Mark Pontin. Subject to the Court ordering otherwise, only those persons who file a Response in compliance with the Interim Order will be provided with notice of the materials to be filed with the Court and the opportunity to make submissions in support or opposition of the Final Order. In the event the Final Order Hearing is postponed, adjourned or rescheduled, then, subject to further order of the Court, only those persons having previously served a Response in compliance with the Interim Order will be given notice of the postponement, adjournment or rescheduled date. Participation in the Final Order Hearing, including who may participate and present evidence or argument and the procedure for doing so, is subject to the terms of the Interim Order and any subsequent direction of the Court.
Shareholders who wish to participate in or be represented at the Final Order Hearing should consult their legal advisors as to the necessary requirements. The Notice of Hearing and Petition for Final Order constitutes notice of the Final Order Hearing and is the only such notice of that proceeding.

The Court has broad discretion under the BCBCA when making orders with respect to the Arrangement. The Court, in hearing the Company’s application at the Final Order Hearing, will consider, among other things, the fairness of the Arrangement to the Shareholders and any other interested party as the Court determines appropriate. The Court may approve the Arrangement either as proposed or as amended in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court may determine appropriate.
The Company may determine not to proceed with the Arrangement if any amendment ordered by the Court is not satisfactory to it.
Timing
The Arrangement, including the Continuance, will become effective on the Effective Date. If the Meeting is held and the Arrangement Resolution is approved by the Shareholders as required by the Interim Order, the Company intends to apply to the Court for the Final Order. If the Final Order is obtained on or about [____], 2026, in form and substance satisfactory to the Company, the Company expects the Effective Date to be on or about [____], 2026. The Effective Date could be delayed, however, for a number of reasons, including an objection before the Court in the hearing of the application for the Final Order or at the discretion of the Board. Notwithstanding the foregoing, the Company may determine not to proceed to apply to the Court for the Final Order or proceed with the Continuance.
Shareholders should consult their legal advisors with respect to the legal rights available to them in relation to the Arrangement.
TAX MATTERS
The Continuance may have different tax consequences for Shareholders resident in Canada than for Shareholders resident in the United States. Shareholders are urged to carefully read the sections below entitled “Certain United States Federal Income Tax Consequences” and “Certain Canadian Federal Income Tax Consequences” as applicable, and to consult with their own tax and other advisors. Shareholders residing outside of Canada and the United States should consult their own tax advisors regarding the tax consequences of the Continuance in their respective jurisdictions, as this Proxy Statement does not address the tax laws of any jurisdiction other than the United States and Canada.
Certain United States Federal Income Tax Consequences
The following discussion summarizes certain U.S. federal income tax considerations generally applicable to U.S. Holders and Non-U.S. Holders relating to the Arrangement, including the Continuance. This summary is based upon the Code, the U.S. Treasury Regulations promulgated thereunder (“Treasury Regulations”), judicial authorities, published positions of the IRS, and other applicable authorities, all as in effect on the date of this Proxy Statement . Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive basis. This summary is of a general nature only, does not address all of the U.S. federal income tax considerations that may be relevant to a U.S. Holder or Non-U.S. Holder in light of their circumstances and does not constitute tax advice to any Shareholder. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state and local or non-U.S. tax laws are not discussed.
This discussion only deals with a beneficial owner of Subordinate Voting Shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes), and does not address the special tax rules that may apply to special classes of taxpayers, such as:
•    securities broker-dealers;
•    persons that hold Subordinate Voting Shares as part of a hedging or integrated financial transaction or a straddle;
•    persons whose functional currency is not the U.S. dollar;
•    U.S. expatriates;
•    persons that are owners of an interest in a partnership or other pass-through entity that is a holder of Subordinate Voting Shares;
•    partnerships or other pass-through entities;

•    regulated investment companies or real estate investment trusts;
•    banks, thrifts, mutual funds and other financial institutions;
•    insurance companies;
•    traders that have elected a mark-to-market method of accounting;
•    tax-exempt organizations and pension funds;
•    controlled foreign corporations, passive foreign investment companies and corporations that accumulate earnings to avoid U.S. federal income tax; and
•    persons who hold Company Options or persons who received their Subordinate Voting Shares upon the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan.
For purposes of this summary, a “U.S. Holder” means a beneficial owner of Subordinate Voting Shares who is, for U.S. federal income tax purposes:
•    an individual citizen or resident alien of the United States;
•    a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•    an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•    a trust (i) that validly elects to be treated as a U.S. person for U.S. federal income tax purposes or (ii) the administration over which a U.S. court can exercise primary supervision and all substantial decisions of which one or more U.S. persons have the authority to control.
For purposes of this summary, a “Non-U.S. Holder” is a beneficial owner of Subordinate Voting Shares that is not a U.S. Holder and that is not an entity that is classified for U.S. federal income tax purposes as a partnership. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Subordinate Voting Shares, the tax treatment of a partner in the partnership will generally depend on the status of such partner and the activities of the partnership.
The Company has not, and does not, intend to seek any rulings from the IRS regarding the Arrangement or the Continuance. There can be no assurance that the IRS will not take positions concerning the tax consequences of the Arrangement and the Continuance that are inconsistent with the considerations discussed in this Proxy Statement or that any such positions would not be sustained by a court.
This summary is of a general nature only for informational purposes and is not and is not legal or tax advice to any particular Shareholder. This summary is not exhaustive of all U.S. income tax considerations. Consequently, Shareholders are urged to consult their own tax advisors to determine the particular tax effects to them of the Continuance and of any other consequences to them in connection with the Arrangement under U.S. federal, state, and local tax laws and non-U.S. tax laws, having regard to their own particular circumstances.
Treatment of the Company for U.S. Federal Income Tax Purposes
A corporation is generally considered for U.S. federal income tax purposes to be a tax resident in the jurisdiction of its organization or incorporation; however, although the Company was incorporated in British Columbia, it has taken the position that it is a U.S. domestic corporation for U.S. federal income tax purposes pursuant to Section 7874 of the Code which provides an exception to this general rule. For purposes of this Proxy Statement, it is assumed that the Company is treated as a U.S. domestic corporation for U.S. federal income tax purposes.
Under Section 7874, a corporation created or organized outside the United States (i.e., a non-U.S. corporation) will nevertheless be treated as a U.S. corporation for U.S. federal income tax purposes (and, therefore, as a U.S. tax resident subject to U.S. federal income tax on its worldwide income) if each of the following three conditions is met: (1) the non-U.S. corporation, directly or indirectly, acquires substantially all of the properties held directly or indirectly by a U.S. corporation or partnership (including through the acquisition of all of the outstanding shares or interests of the U.S. corporation or partnership); (2) the non-U.S. corporation’s “expanded affiliated group” does not have “substantial business activities” in the non-U.S. corporation’s country of organization or incorporation and tax residence relative to the expanded affiliated group’s worldwide activities; and (3) after the acquisition, the former shareholders of the acquired U.S. corporation hold at least 80% (by either vote or value) of the shares of the non-U.S. acquiring corporation by reason of holding shares in the U.S. acquired corporation (taking into account the receipt of the non-U.S. corporation’s shares in exchange for the U.S. corporation’s shares) as determined for purposes of Section 7874.
For purposes of Section 7874, the Company believes that the three conditions described above have been met, and the Company has taken the position that it is treated as a U.S. domestic corporation for U.S. federal income tax purposes. This position is subject to challenge by the IRS and no assurance can be given that the IRS or a court will agree with this classification. Significant U.S. federal income tax consequences may result from such classification, including potential taxation on the Company’s worldwide income, and this summary does not attempt to describe all such U.S. federal income tax consequences. Section 7874 of the Code and the Treasury Regulations promulgated thereunder do not address all the possible tax consequences that arise from the Company being treated as a U.S. domestic corporation for U.S. federal income tax purposes. Accordingly, there may be additional or unforeseen U.S. federal income tax consequences to the Company that are not addressed or discussed in this Proxy Statement.
Effects of the Continuance on U.S. Holders of Subordinate Voting Shares
The U.S. federal income tax consequences of the Continuance will depend primarily upon whether the Continuance qualifies as a “reorganization” within the meaning of Section 368 of the Code. Under Section 368(a)(1)(F) of the Code, a reorganization is a “mere change in identity, form, or place of organization of one corporation, however effected” (an “F Reorganization”). Pursuant to the Continuance, the Company will change its jurisdiction of incorporation from British Columbia, Canada to Nevada in the United States The Company intends for the Continuance to qualify as an F Reorganization, although no IRS ruling has been or will be sought.
Assuming the Continuance qualifies as an F Reorganization, the general U.S. federal income tax consequences of the Continuance are as follows:
•    U.S. Holders of Subordinate Voting Shares generally should not recognize gain or loss as a result of the Continuance.
•    The Company should not recognize gain or loss as a result of the Continuance.
•    The tax basis of a share of Nevada Common Stock received by a U.S. Holder in the Continuance should equal the U.S. Holder’s tax basis in the Subordinate Voting Share surrendered in exchange therefor.
•    The holding period for a share of Nevada Common Stock received by a U.S. Holder generally should include such U.S. Holder’s holding period for the Subordinate Voting Share surrendered in exchange therefor.
If the Continuance does not qualify as an F Reorganization, the tax consequences could be materially different and potentially adverse to U.S. Holders, including the possible recognition of taxable gain. U.S. Holders are urged to consult their own tax advisors regarding this risk.
Effects of the Continuance on Non-U.S. Holders of Subordinate Voting Shares
FIRPTA generally applies only to Non-U.S. Holders. U.S. Holders are subject to U.S. federal income tax on any gain from the Continuance under the general rules described above.
Assuming the Continuance qualifies as an F Reorganization, Non-U.S. Holders should generally not recognize gain or loss for U.S. federal income tax purposes as a result of the Continuance. However, Non-U.S. Holders are urged to consult their own tax advisors regarding any U.S. federal income tax consequences of the Continuance specific to their circumstances, including the potential application of FIRPTA as discussed below.
FIRPTA
If the Company is or has been a U.S. real property holding corporation (as defined in Section 897(c)(2) of the Code) (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the Non-U.S. Holder’s holding period or the five-year period ending on the date of the Continuance, gain realized by a Non-U.S. Holder as a result of the Continuance may be subject to tax at generally applicable U.S. federal income tax rates unless an exception applies. The Company does not believe that it is currently a USRPHC and does not anticipate becoming one in the foreseeable future.
If for any reason the Company were treated as a USRPHC, then gain realized by a Non-U.S. Holder in connection with the Continuance should not be subject to U.S. federal income tax as long as the Subordinate Voting Shares are regularly traded on an established securities market as determined under the Treasury Regulations, unless the Non-U.S. Holder has owned more than 5% of the Subordinate Voting Shares at any time during such five-year or shorter period. For this purpose, certain attribution rules apply in determining ownership. For purposes of this regularly traded exception, the trading of the Subordinate Voting Shares on the U.S. over-the-counter market should qualify as being regularly traded on an established securities market. Other non-recognition exceptions may also be available to Non-U.S. Holders.
If FIRPTA applies and no exception is available, the applicable withholding agent may be required to withhold up to 15% of the amount realized by the Non-U.S. Holder pursuant to Section 1445 of the Code. Non-U.S. Holders should consult their own tax advisors regarding applicable withholding requirements.
Non-U.S. Holders should consult with their own tax advisors regarding the possible implications of USRPHC rules as a result of the Continuance.
Payments Related to Dissent Rights
U.S. Holders
A U.S. Holder of Subordinate Voting Shares that exercises Dissent Rights in the Continuance and is paid cash in exchange for all of its Subordinate Voting Shares will generally recognize a taxable gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received and (2) the tax basis of the U.S. Holder in its Subordinate Voting Shares surrendered. For this purpose, any amounts that are or are deemed to be interest for U.S. federal income tax purposes will be excluded from this calculation and will instead be taxed as ordinary income. Any gain or loss recognized will generally be capital gain or loss, subject to applicable limitations on capital losses and preferential rates for long-term capital gains, if applicable. Preferential tax rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. There are no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to complex limitations under the Code.
Non-U.S. Holders
Subject to the discussions below under “Information Reporting and Backup Withholding”, a Non-U.S. Holder will generally not be subject to U.S. federal income tax on any gain recognized upon the exercise of Dissent Rights in the Continuance unless:
•    the gain is effectively connected with a U.S. trade or business carried on by the Non-U.S. Holder (and, where an income tax treaty applies, is attributable to a U.S. permanent establishment of the Non-U.S. Holder), in which case the Non-U.S. Holder will be subject to tax on the net gain from the sale at regular graduated U.S. federal income tax rates, and if the Non-U.S. Holder is a corporation, may be subject to an additional U.S. branch profits tax at a gross rate equal to 30% of its effectively connected earnings and profits for that taxable year, subject to any exemption or lower rate as may be specified by an applicable income tax treaty;
•    the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the gain from the sale, which may be offset by U.S. source capital losses; or
•    the Company is or has been a USRPHC for U.S. federal income tax purposes at any time during the shorter of the Non-U.S. Holder’s holding period or the 5-year period ending on the date of the Continuance and either, (i) the Subordinate Voting Shares have ceased to be regularly traded on an established securities market or (ii) such Non-U.S. Holder has owned more than 5% of the Subordinate Voting Shares at any time during such 5-year or shorter period. For a discussion of the Company’s status as a USRPHC, see discussion above under “FIRPTA.”
Non-U.S. Holders should consult with their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

Interest Payment Related to Dissent Rights
A U.S. Holder or Non-U.S. Holder of Subordinate Voting Shares that receives payment pursuant to the exercise of Dissent Rights may also receive an amount of interest income. Any such interest income that is received by a U.S. Holder will be subject to U.S. federal income tax at ordinary income rates. Any such interest income that is received by a Non-U.S. Holder should not be subject to U.S. federal income tax unless the interest income is effectively connected with the conduct of a trade or business (and, if a United States income tax treaty applies, is attributable to a permanent establishment maintained) within the United States by the Non-U.S. Holder, in which event the interest income will be subject to U.S. federal income tax at regular graduated rates.
If the Non-U.S. Holder is classified as a corporation for U.S. federal income tax purposes, the interest income may also be subject to a U.S. branch profits tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on effectively connected earnings and profits, subject to certain adjustments. The effectively connected income will generally be subject to U.S. federal income tax withholding unless the Non-U.S. Holder furnishes a properly completed IRS Form W-8ECI (or suitable successor form) to the applicable withholding agent, in which case withholding should not be required.
Interest income that is not effectively connected with the conduct of a U.S. trade or business will be subject to U.S. federal income tax withholding unless the Non-U.S. Holder furnishes a properly completed IRS Form W-8BEN or W-8BEN-E, as applicable, or otherwise properly establishes an exemption.
Information Reporting and Backup Withholding
U.S. Holders of Subordinate Voting Shares who exercise Dissent Rights may be subject to information reporting and may be subject to backup withholding on any cash payments received in exchange for Subordinate Voting Shares.
Backup withholding generally will not apply, however, to a U.S. Holder who:
•    furnishes a correct taxpayer identification number and certifies that he, she or it is not subject to backup withholding on IRS Form W-9; or
•    is otherwise exempt from backup withholding.
Backup withholding is not an additional tax. Any amounts withheld from a payment to a holder under the backup withholding rules may be credited against the holder’s U.S. federal income tax liability and a holder may obtain a refund of any excess amounts withheld by filing the appropriate claim for refund with the IRS in a timely manner and furnishing any required information.
A Non-U.S. Holder who provides an appropriate certification (such as an IRS Form W-8BEN or W-8BEN-E) to the applicable withholding agent attesting to its status as a non-U.S. person and otherwise qualifies for exemption should not be subject to the backup withholding and information reporting requirements.
FATCA Withholding
Sections 1471 through 1474 of the Code (“FATCA”) may impose withholding at a rate of 30% in certain circumstances on dividends in respect of Subordinate Voting Shares, which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (1) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (2) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the IRS. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which Subordinate Voting Shares are held will affect the determination of whether such withholding is required.
Similarly, dividends in respect of Subordinate Voting Shares held by a holder that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (1) certifies to the Company or the applicable withholding agent that such entity does not have any “substantial United States owners” or (2) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury. FATCA withholding also potentially applies to payments of gross proceeds from the sale or other taxable disposition of

Subordinate Voting Shares. However, proposed Treasury Regulation would eliminate FATCA withholding on payments of gross proceeds, and the IRS has indicated that taxpayers may rely on this aspect of the proposed regulations pending finalization.
Non-U.S. Holders should consult with their own tax advisors regarding the possible implications of the foregoing rules on their holding of Subordinate Voting Shares.
Certain Canadian Federal Income Tax Consequences
The following summary is generally applicable to Shareholders who beneficially own Subordinate Voting Shares and who, at all relevant times, for purposes of the Tax Act (1) deal at arm’s length with the Company, (2) are not affiliated with the Company, and (3) hold Subordinate Voting Shares as capital property (a “Holder”). Subordinate Voting Shares will generally be considered capital property to the applicable Holder unless such shares are held by the Holder in the course of carrying on a business of buying and selling securities or were acquired in one or more transactions considered to be a venture or concern in the nature of trade.
It is assumed the Company will cease to be resident in Canada for purposes of the Tax Act at the time of the Continuance and at all relevant times thereafter the Company will be a resident of the United States for the purpose of the Canada-United States Income Tax Convention (the “U.S. Treaty”) and will be entitled to the benefits of the U.S. Treaty. This summary further assumes that pursuant to Nevada law, the Company will remain the same corporate entity following the Continuance.
This summary is based on the facts set out in this Proxy Statement, the current provisions of the Tax Act, the regulations thereunder, all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Tax Proposals”), and counsel’s understanding of the current published administrative practices and assessing policies of the Canada Revenue Agency. No assurances can be given that the Tax Proposals will be enacted as proposed, if at all. This analysis does not otherwise consider or anticipate any changes in applicable law, whether by legislative, regulatory, administrative or judicial action or administrative policy or assessing practice nor does it take into account other federal tax legislation or considerations or those of any province, territory or foreign jurisdiction, which may differ from those discussed herein.
This analysis does not apply to a Holder (1) that is a “specified financial institution” for the purposes of the Tax Act, (2) that is a “financial institution” for the purposes of the mark-to-market rules in the Tax Act, (3) an interest in which is a “tax shelter investment” for the purposes of the Tax Act, (4) that reports its “Canadian tax results” for the purposes of the Tax Act in a currency other than Canadian currency, (5) that has entered into or will enter into a “derivative forward agreement” or a “synthetic disposition arrangement” (each as defined in the Tax Act) in respect of Subordinate Voting Shares, (6) that is a “foreign affiliate” of a taxpayer resident in Canada or in respect of which the Company will be a “foreign affiliate” at any time after the Continuance (all such terms as defined in the Tax Act), (7) that is a partnership for Canadian federal income tax purposes, (8) that is exempt from tax under Part I of the Tax Act, (9) that receives dividends on its Subordinate Voting Shares under or as part of a “dividend rental arrangement” (as defined in the Tax Act), or (10) that has acquired any Subordinate Voting Shares upon the exercise of an employee stock option or other employee compensation plan or otherwise in the course of employment. Such Holders should consult their own tax advisors with respect to the Continuance.
Additional considerations not discussed herein may be applicable to a Holder that is a corporation resident in Canada and is, or becomes, controlled by a non-resident person or group of persons not dealing at arm’s length for purposes of the “foreign affiliate dumping” rules in section 212.3 of the Tax Act.
This analysis does not address the tax considerations for holders of Company Options, Company Warrants or any other outstanding equity awards issued by the Company. Any such Holders should consult with and rely on their own tax advisors.
This summary is for informational purposes of a general nature only and is not, and is not intended to be, legal or tax advice to any particular Holder. This summary is not exhaustive of all Canadian income tax considerations. Consequently, Holders are urged to consult their own tax advisors to determine the particular tax effects to them of the Continuance and of any other consequences to them in connection with the Arrangement under Canadian federal, provincial, territorial or local tax laws and under foreign tax laws, having regard to their own particular circumstances.
Tax Consequences of the Continuance to the Company
As a result of the Continuance, the Company will cease to be a resident of Canada and a “public corporation” for purposes of the Tax Act. The “corporate emigration” rules in the Tax Act will apply to the Company upon the Company ceasing to be resident in Canada for the purposes of the Tax Act. The Company will also have a deemed tax year-end immediately prior to the time it ceases to be resident in Canada for purposes of the Tax Act. Each property owned by the Company immediately before the deemed year-end will be deemed to have been disposed of by the Company for proceeds of disposition equal to the fair market value of each such property at that time. Any gains or losses realized by the Company from the deemed disposition will be taken into account when determining the amount of the Company’s taxable income for the taxation year which is deemed to end immediately before the Continuance.
The Company will also be subject to an additional “departure tax” under Part XIV of the Tax Act on the amount, if any, by which the fair market value (immediately before the Company’s deemed taxation year end resulting from the Continuance), of all of its properties, exceeds the total of the amount of certain of its liabilities and the paid-up capital (determined for purposes of the departure tax) of all the issued and outstanding shares of the Company immediately before the deemed taxation year end. This additional tax is generally payable at the rate of 25% but is expected to be reduced to 5% by virtue of the Treaty.
Management of the Company currently expects that it will not incur a material amount of Canadian income tax as a result of the Continuance, although there can be no assurance in this regard. This expectation is based in part on determinations of factual matters, including determinations regarding the fair market value of the Company’s assets and tax attributes, and the paid-up capital for purposes of the Tax Act in respect of its issued and outstanding shares, any or all of which could change prior to the effective time of the Continuance, and also depends in part on factors or circumstances beyond the Company’s control and as to which only incomplete information may be available. Moreover, there can be no assurance that the Canada Revenue Agency will accept the valuations or the positions that the Company has adopted in calculating the amount of Canadian tax that will be payable in connection with the Continuance.
Subsequent to the Continuance, the Company will not be subject to Canadian income tax except on any income from business operations that are attributable to a permanent establishment in Canada as well as on gains from the disposition of “taxable Canadian property” that is not “treaty-protected property” (each as defined in the Tax Act).
Currency Conversion
Generally, for purposes of the Tax Act, all amounts relating to the acquisition, holding or disposition of Subordinate Voting Shares, or Nevada Common Stock following the Continuance, must be converted into Canadian dollars based on exchange rates as determined in accordance with the Tax Act.
Tax Consequences of the Continuance to Holders Resident in Canada
This portion of the summary is generally applicable to a Holder and who, at all relevant times, for purposes of the Tax Act, is, or is deemed to be, resident in Canada (a “Canadian Holder”).
The Continuance
Canadian Holders should not be considered to have disposed of their Subordinate Voting Shares as a consequence only of the Continuance. The Continuance should not result in a capital gain or loss to the Canadian Holders. The adjusted cost base of the Nevada Common Stock received by each Canadian Holder on the exchange will be equal to the aggregate adjusted cost base of the Subordinate Voting Shares disposed of by the Canadian Holder to the Company immediately before the exchange.
Dividends and Other Distributions on Nevada Common Stock Following the Continuance
Dividends and other distributions received on shares of Nevada Common Stock following the Continuance will be required to be included in the Canadian Holder’s income for the purposes of the Tax Act. Such distributions received by a Canadian Holder who is an individual will not be subject to the gross-up and dividend tax credit rules in the Tax Act. A Canadian Holder that is a corporation will include such dividends and other distributions in computing its income and generally will not be entitled to deduct the amount of such dividends or other distributions in computing its taxable income.
Any U.S. non-resident withholding tax on such dividends or other distributions generally should be eligible, subject to certain limitations under the Tax Act, to be credited against the Canadian Holder’s income tax or deducted from income. Canadian Holders are advised to consult with their own tax advisors with respect to the availability of a Canadian foreign tax credit or deduction.

Disposition of Nevada Common Stock Following the Continuance
A disposition or deemed disposition of Nevada Common Stock by a Canadian Holder will generally result in a capital gain (or capital loss) to the extent that the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Canadian Holder of such shares of shares of Nevada Common Stock immediately before the disposition.
Generally, one-half of any capital gain (a “taxable capital gain”) realized by a Canadian Holder in a taxation year must be included in computing the income of that Canadian Holder, and one-half of any capital loss (an “allowable capital loss”) realized by a Canadian Holder in a taxation year must be applied to reduce taxable capital gains realized by the Canadian Holder in that year. Allowable capital losses for the year in excess of taxable capital gains generally may be applied by the Canadian Holder to reduce net taxable capital gains realized in any of the three preceding taxation years or in any subsequent year, subject to the detailed provisions of the Tax Act.
In the case of a Canadian Holder that is a corporation, the amount of any capital loss arising on a disposition, or deemed disposition, of any share of Nevada Common Stock may be reduced by the amount of dividends received, or deemed to have been received, by it on such share. Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns shares, or where a trust or partnership of which a corporation is a beneficiary or a member is a member of a partnership or a beneficiary of a trust that owns any shares.
Alternative Minimum Tax
Capital gains realized by a Canadian Holder that is an individual (including certain trusts) may be relevant for purposes of calculating liability for alternative minimum tax under the Tax Act. Canadian Holders who are individuals should consult their own tax advisors in this regard.
Additional Refundable Tax
A Canadian Holder that is, throughout the taxation year, a “Canadian-controlled private corporation” (as such term is defined in the Tax Act), or, at any time in the taxation year, a “substantive CCPC” (as such term is defined in the Tax Act) may be liable for an additional tax (refundable in certain circumstances) on its “aggregate investment income” (as such term is defined in the Tax Act) for the year, including taxable capital gains, interest, and dividends or deemed dividends on Nevada Common Stock that are not deductible under the Tax Act.
Foreign Property Information Reporting
A Canadian Holder that is a “specified Canadian entity” (as such term is defined in the Tax Act) for a taxation year or fiscal period whose total cost amount of “specified foreign property” (as such term is defined in the Tax Act), which will include Nevada Common Stock, at any time in the year or fiscal period exceeds CAD$100,000 is required to file an information return for the year or period disclosing prescribed information in respect of such property. Such holders are advised to consult their own tax advisors.
Offshore Investment Fund Property Rules
A Canadian Holder whose Subordinate Voting Shares or Nevada Common Stock constitute an “offshore investment fund property” for purposes of the Tax Act will be required to include in computing their income for purposes of the Tax Act an amount based on a prescribed rate of such Canadian Holder’s “designated cost” of such shares at the end of each month. Canadian Holders should consult with their own advisors to assess the implications of these rules in light of their own circumstances.
Dissenting Shareholders
A Canadian Holder that properly exercises Dissent Rights in respect of its Subordinate Voting Shares will dispose of its Subordinate Voting Shares to the Company and will be entitled to be paid the fair value of such Subordinate Voting Shares. Although not free from doubt, such dissenting Canadian Holder should be deemed to have received a dividend equal to the amount, if any, by which such payment (other than any portion of the payment that is interest awarded by a court in connection with the Arrangement) exceeds the “paid-up capital” of such Subordinate Voting Shares for purposes of the Tax Act immediately before that time.
A dissenting Canadian Holder will be required to include in computing its income for a taxation year any dividend deemed to be received on the Subordinate Voting Shares.

In the case of a dissenting Canadian Holder that is a corporation, any such dividend generally will be included in computing the dissenting Canadian Holder’s income as a dividend, and will ordinarily be deductible in computing its taxable income subject also to all other limitations under the Tax Act. In certain circumstances, a taxable dividend received by a dissenting Canadian Holder that is a corporation will be treated under the Tax Act as proceeds of disposition or a capital gain.
A dissenting Canadian Holder will also be required to include in computing its income any interest awarded by a court in connection with the Arrangement.
Canadian Holders should consult their own tax advisors with respect to the Canadian income tax consequences of exercising their Dissent Rights.
Eligibility for Investment
Provided the Subordinate Voting Shares are listed on a designated stock exchange (which, for purposes of the Tax Act, currently includes the CSE), the Subordinate Voting Shares would, at the time of the Continuance, be qualified investments under the Tax Act for trusts governed by a registered retirement savings plan, registered retirement income fund, registered education savings plan, registered disability savings plan, tax-free savings account, first home savings account (collectively, “Registered Plans”), or a deferred profit sharing plan.
Provided that at a particular time the Nevada Common Stock is listed on a designated stock exchange (which, for purposes of the Tax Act, currently includes the CSE), the Nevada Common Stock would, at that time, be a qualified investment under the Tax Act for trusts governed by Registered Plans or a deferred profit sharing plan.
Notwithstanding the foregoing, if the Subordinate Voting Shares or the Nevada Common Stock are a “prohibited investment” for a Registered Plan, the holder, subscriber or annuitant of the Registered Plan, as the case may be, will be subject to a penalty tax as set out in the Tax Act. The Subordinate Voting Shares or the Nevada Common Stock will generally be a “prohibited investment” for a Registered Plan if the holder, subscriber or annuitant, as the case may be, does not deal at arm’s length with the Company for purposes of the Tax Act or has a “significant interest” (as defined in the Tax Act) in the Company. In addition, the Subordinate Voting Shares or the Nevada Common Stock will generally not be a prohibited investment if such shares are “excluded property” as defined in the Tax Act for purposes of the prohibited investment rules.
Canadian Holders who will hold or who intend to hold the Nevada Common Stock in a Registered Plan or a deferred profit sharing plan should consult their own tax advisors.
Tax Consequences of the Continuance to Holders Not Resident in Canada
This portion of the summary is generally applicable to a Holder who, at all relevant times, for the purposes of the Tax Act and any applicable tax treaty or convention, is not, and is not deemed to be, resident in Canada and does not use or hold, and is not deemed to use or hold, Subordinate Voting Shares in a business carried on in Canada (a “Non-Canadian Holder”). Special rules, which are not discussed herein, may apply to certain Non-Canadian Holders that are insurers carrying on an insurance business in Canada and elsewhere or are “authorized foreign banks” (as defined in the Tax Act) and any such Non-Canadian Holders should consult their own tax advisors.
The Continuance
Non-Canadian Holders should not be considered to have disposed of their Subordinate Voting Shares as a consequence only of the Continuance. The Continuance should not result in a capital gain or loss to the Non-Canadian Holders. The adjusted cost base of the Nevada Common Stock received by each Non-Canadian Holder on the exchange will be equal to the aggregate adjusted cost base of the Subordinate Voting Shares disposed of by the Non-Canadian Holder to the Company immediately before the exchange.
After the Continuance, Non-Canadian Holders will not be subject to Canadian withholding tax on dividends received from the Company.

Disposition of Nevada Common Stock Following the Continuance
Following the Continuance, a disposition or deemed disposition of Nevada Common Stock by a Non-Canadian Holder will generally not result in tax under the Tax Act unless such Nevada Common Stock is “taxable Canadian Property” and the gain is not exempt from tax pursuant to the terms of an applicable tax treaty or convention.
Provided the Nevada Common Stock is listed on a “designated stock exchange”, as defined in the Tax Act (which currently includes the CSE), at the time of disposition, the Nevada Common Stock generally will not constitute taxable Canadian property of a Non-Canadian Holder at that time, unless at any time during the 60-month period immediately preceding the disposition the following two conditions are met concurrently:
(i) the Non-Canadian Holder, persons with whom the Non-Canadian Holder did not deal at arm’s length, partnerships in which the Non-Canadian Holder or such non-arm’s length person holds a membership interest (either directly or indirectly through one or more partnerships), or the Non-Canadian Holder together with all such persons, owned 25% or more of the issued shares of any class or series of the capital stock of the Company; and
(ii) more than 50% of the fair market value of the Nevada Common Stock was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, “Canadian resource properties” (as defined in the Tax Act), “timber resource properties” (as defined in the Tax Act) or an option in respect of, an interest in, or for civil law a right in, any such property, whether or not such property exists.
Notwithstanding the foregoing, the Nevada Common Stock may be deemed to be taxable Canadian property to a Non-Canadian Holder for purposes of the Tax Act in particular circumstances.
A Non-Canadian Holder’s capital gain (or capital loss) in respect of Nevada Common Stock that constitutes or is deemed to constitute taxable Canadian property (and that is not otherwise exempt from tax pursuant to the terms of an applicable tax treaty or convention) will generally be computed in the manner described above under the subheading “Tax Consequences of the Continuance to Holders Resident in Canada – Disposition of Nevada Common Stock Following the Continuance”. Non-Canadian Holders whose Nevada Common Stock is taxable Canadian property should consult their own tax advisors.
Dissenting Non-Canadian Holders
A Non-Canadian Holder that properly exercises Dissent Rights in respect of its Subordinate Voting Shares will dispose of its Subordinate Voting Shares to the Company and will be entitled to be paid the fair value of such Subordinate Voting Shares. Although not free from doubt, such dissenting Non-Canadian Holder may be deemed to have received a dividend equal to the amount, if any, by which such payment (other than any portion of the payment that is interest awarded by a court in connection with the Arrangement) exceeds the “paid-up capital” of such Subordinate Voting Shares for purposes of the Tax Act immediately before that time.
A dividend deemed to be received by a dissenting Non-Canadian Holder will be subject to Canadian withholding tax at a rate of 25% or such lower rate as may be available under the terms of an applicable tax treaty. For example, a dividend deemed to be received by a dissenting Non-Canadian Holder that is a resident of the United States for purposes of the U.S. Treaty, is fully entitled to benefits under the U.S. Treaty and is the beneficial owner of such dividends will generally be subject to withholding tax at a treaty-reduced rate of 15% (or 5% if the beneficial owner of such dividends is a company that owns at least 10% of the voting stock of the Company). Dissenting Non-Canadian Holders are urged to consult their own tax advisors to determine their entitlement, if any, to relief under an applicable tax treaty, if applicable.
A dissenting Non-Canadian Holder who transfers Subordinate Voting Shares to the Company for cancellation will also be considered to have disposed of their Subordinate Voting Shares for proceeds of disposition equal to the amount paid to such dissenting Non-Canadian Holder (other than any portion of the payment that is interest awarded by a court in connection with the Arrangement), less the amount of any deemed dividend arising on the transfer described above.
The dissenting Non-Canadian Holder will not be subject to tax under the Tax Act on any capital gain unless the Subordinate Voting Shares are “taxable Canadian property” to the dissenting Non-Canadian Holder at the time of the exchange and such gain is not exempt from tax under the Tax Act pursuant to the provisions of an applicable tax treaty (if any).

Generally, provided that the Subordinate Voting Shares are listed on a “designated stock exchange” (which currently includes the CSE) at the time of disposition, the Subordinate Voting Shares will not be taxable Canadian property of a Non-Canadian Holder at that time unless at any time during the 60-month period immediately preceding that time:
(i) one or any combination of (1) the Non-Canadian Holder, (2) persons with whom the Non-Canadian Holder did not deal at arm’s length for purposes of the Tax Act and (3) a partnership in which the Non-Canadian Holder or such non-arm’s length person holds a membership interest directly or indirectly through one or more partnerships owned 25% or more of the issued Subordinate Voting Shares or any other issued class of the Company’s shares; and
(ii) more than 50% of the fair market value of the Subordinate Voting Shares was derived directly or indirectly from one or any combination of (1) real or immovable property situated in Canada, (2) “Canadian resource properties” (as defined in the Tax Act), (3) “timber resource properties” (as defined in the Tax Act), and (4) options in respect of, or interests in, or for civil law rights in, property described in any of clauses (1) to (3), whether or not such property exists.
In addition, the Subordinate Voting Shares may be deemed to be taxable Canadian property of a Non-Canadian Holder in certain circumstances specified in the Tax Act.
In the event the Subordinate Voting Shares are “taxable Canadian property” of a dissenting Non-Canadian Holder and the dissenting Non-Canadian Holder is not entitled to an exemption pursuant to the provisions of an applicable tax treaty (if any), any capital gain or capital loss realized by the dissenting Non-Canadian Holder will be treated in the same manner as described under the heading “Tax Consequences of the Continuance to Holders Resident in Canada - Disposition of Nevada Common Stock Following the Continuance” above.
Generally, a dissenting Non-Canadian Holder will not be subject to Canadian income or withholding tax under the Tax Act on any interest awarded by a court in connection with the Continuance.

SECURITIES LAW MATTERS
The following discussion of Canadian and U.S. securities laws and their application to the Arrangement, including the Continuance, is necessarily general and accordingly is not intended and should not be relied upon as legal advice. Therefore, Shareholders should consult with their legal advisors regarding applicable resale restrictions relating to securities issuable to them in connection with Arrangement, including the Continuance.
Canada
Any restrictions on the resale of securities of the Company applicable under Canadian securities laws before the Continuance will continue to apply after completion of the Arrangement.
United States
Upon completion of the Continuance, the Shareholders (other than Dissenting Shareholders) and other Securityholders of the Company will be deemed to receive the Nevada Common Stock, the Nevada Options and the Nevada Warrants, as applicable, as of the Effective Date without further act or formality.
The Nevada Common Stock, Nevada Options and the Nevada Warrants that may be deemed to be issued or exchanged upon completion of the Arrangement, including the Continuance, are not being registered under the U.S. Securities Act or under any U.S. state securities laws. In that regard, the Company is relying on the Section 3(a)(10) Exemption, which provides an exemption from registration under the U.S. Securities Act for any security which is issued in exchange for one or more bona fide outstanding securities, where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions, by a court expressly authorized by law to grant such approval and on exemptions from registration or qualification requirements under applicable U.S. state securities laws. Based on interpretations of the Section 3(a)(10) Exemption by the SEC, the Company believes that the approval of the British Columbia Supreme Court of the Arrangement will satisfy the requirements of the Section 3(a)(10) Exemption.
The Nevada Common Stock that may be deemed to be issued or exchanged upon completion of the Arrangement, including the Continuance, may generally be resold without restriction under the U.S. Securities Act if the Shareholders receiving Nevada Common Stock in the Arrangement are not “affiliates” (as defined under Rule 144(a)(1) under the U.S. Securities Act) of the Company and have not been affiliates within 90 days of the date of completion of the Arrangement, including the Continuance, as such securities would not constitute “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act. If the Nevada Common Stock is held by affiliates of the Company, those Shareholders may be able to resell the Nevada Common Stock in accordance with the provisions of Rule 144 under the U.S. Securities Act.
The Nevada Common Stock issuable upon exercise of the Nevada Options and Nevada Warrants will not be eligible for the Section 3(a)(10) Exemption. To the extent the underlying shares have not been registered, such underlying shares of Nevada Common Stock will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, and, unless registered, may be issued only pursuant to an exemption from the registration requirements of the U.S. Securities Act. To the extent the underlying shares have been so registered, such underlying shares of Nevada Common Stock issued upon exercise will not be “restricted securities” and will be freely tradable (provided such registration statement remains effective and the prospectus is current at the time of exercise).
Reporting and Trading
Notwithstanding the Arrangement, the Company will continue to be a “reporting issuer” in each of the Provinces and Territories of Canada and a domestic issuer under applicable SEC rules and will continue to be subject to the reporting requirements of the Exchange Act.
The Subordinate Voting Shares currently trade on the CSE under the symbol “JUSH” and are quoted on the OTCQX under the symbol “JUSHF”. After completion of the Arrangement, the Company expects that the Nevada Common Stock will be listed for trading on the CSE and be quoted on the OTCQX in place of the Subordinate Voting Shares and the trading symbols on the CSE and OTCQX will remain the same.

RIGHTS OF DISSENT
Registered Shareholders who wish to dissent should take note that the procedures for dissenting to the Plan of Arrangement (the “Dissent Procedures”) require strict compliance with Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, Interim Order and the Final Order.
Dissenting Shareholders who might desire to exercise the right to dissent and appraisal should carefully consider and comply with the provisions of the BCBCA, the full text of which is set out in Appendix C to this Proxy Statement as modified by the Plan of Arrangement and the Interim Order, the full texts of which are set out in Appendix B and Appendix D, respectively, to this Proxy Statement and consult their own legal advisors.
The Court hearing the application for the Final Order has the discretion to alter the Dissent Rights with respect to the Arrangement described herein based on the evidence presented at such hearing.
As indicated in the Notice of the Meeting, any registered Shareholder is entitled to be paid the fair value of its Subordinate Voting Shares in accordance with Dissent Rights if such Shareholder properly dissents in respect of the Plan of Arrangement and the Plan of Arrangement becomes effective (a “Dissenting Shareholder”). A Shareholder is not entitled to dissent with respect to Subordinate Voting Shares if such Shareholder votes any of those Subordinate Voting Shares in favor of the Arrangement Resolution.
If a Dissenting Shareholder exercises Dissent Rights with respect to Subordinate Voting Shares, properly complies with the Dissent Procedures and is ultimately entitled to be paid for such Subordinate Voting Shares, such Dissenting Shareholder will be entitled to be paid the fair value of such Subordinate Voting Shares and will be deemed to have irrevocably transferred such Subordinate Voting Shares to the Company in accordance with the Plan of Arrangement in consideration for such fair value (less, for greater certainty, any applicable withholding or other taxes), at the effective time of the Arrangement, and will cease to have any rights as a Shareholder.
Generally, the provisions of Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order, provide as follows:
•    A written notice of dissent from the Arrangement Resolution (the “Notice of Dissent”) must be sent to the Company by a Dissenting Shareholder by [____], Vancouver time, on [____], 2026 or the business day that is two business days before the Meeting or any date to which the Meeting may be postponed or adjourned. The Notice of Dissent should be delivered to the Company at the address for notice set forth below under “Address for Notice of Dissent” and must meet the requirements of the BCBCA, the Plan of Arrangement, and the Interim Order. A Dissenting Shareholder must prepare a separate Notice of Dissent for themselves, if dissenting on their own behalf, and for each other person who beneficially owns Subordinate Voting Shares registered in the Dissenting Shareholder’s name and on whose behalf the Dissenting Shareholder is dissenting, and must dissent with respect to all of the Subordinate Voting Shares registered in their name beneficially owned by the non-registered Shareholder on whose behalf they are dissenting.
•    If the Arrangement Resolution is approved by Shareholders and within one month after the Company notifies the Dissenting Shareholder of the Company’s intention to act upon the Arrangement Resolution and complete the Arrangement, then pursuant to Section 244 of the BCBCA the Dissenting Shareholder must send to the Company a written notice that such Dissenting Shareholder requires the purchase of all of the Subordinate Voting Shares in respect of which such Dissenting Shareholder has given notice of dissent, together with the share certificates, if any, representing those Subordinate Voting Shares (including a written statement prepared in accordance with Section 244(1)(c) of the BCBCA if the dissent is being exercised by the Dissenting Shareholder on behalf of a beneficial holder).
•    A Dissenting Shareholder who does not strictly comply with the Dissent Procedures or, for any other reason, is not ultimately entitled to be paid fair value for his, her or its applicable Subordinate Voting Shares will be deemed to have participated in the Plan of Arrangement on the same basis as non-Dissenting Shareholders.
The Dissenting Shareholder and Company may agree on the payout value of the applicable Subordinate Voting Shares. Otherwise, any Dissenting Shareholder who has duly complied with the Dissent Right Procedures set out in the provisions of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order or the Company may apply to the Court, and the Court may determine the fair value of the applicable Subordinate Voting Shares and make consequential orders and give directions as the Court considers appropriate. There is no obligation on the Company to apply to the Court. The Dissenting Shareholder will be entitled to receive the fair value that the applicable Subordinate Voting Shares had as of the close of business on the last business day before the day on which the Arrangement Resolution is approved by the Shareholders.

Persons who are beneficial holders of Subordinate Voting Shares registered in the name of a broker, custodian, nominee or other intermediary who wish to exercise Dissent Rights should be aware that only registered Shareholders are entitled to dissent. Accordingly, a beneficial Shareholder desiring to exercise this right of dissent must make arrangements for the shares beneficially owned by such person to be registered in their name prior to the time the Notice of Dissent to the Arrangement Resolution is required to be received by the Company or, alternatively, make arrangements for the registered shareholder to dissent on their behalf.
A Dissenting Shareholder loses their Dissent Rights with respect to the Arrangement if, before full payment is made for the applicable Subordinate Voting Shares, the Company abandons the corporate action that has given rise to such Dissent Rights (namely, the Arrangement), a court permanently enjoins the action, or the Dissenting Shareholder withdraws the Notice of Dissent with the Company’s consent.
Addresses for Notice of Dissent
All Notices of Dissent should be sent to the Company at:
Fasken Martineau DuMoulin LLP
2900 - 550 Burrard St. Vancouver, British Columbia, Canada
V6C 0A3
Attention: Mark Pontin
Strict Compliance with Dissent Provisions Required
The foregoing summary does not purport to provide a comprehensive statement of the procedures to be followed by a Dissenting Shareholder who seeks payment of the fair value of Subordinate Voting Shares held and is qualified in its entirety by reference to Sections 237 to 247 of the BCBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement. The Dissent Procedures must be strictly adhered to and any failure by a Shareholder to do so may result in the loss of that Shareholder’s Dissent Rights. Accordingly, each Shareholder who wishes to exercise Dissent Rights should carefully consider and comply with the Dissent Procedures and consult the Shareholder’s legal advisors.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ARRANGEMENT RESOLUTION, WHICH WILL CONSTITUTE APPROVAL OF THE ARRANGEMENT AND THE CONTINUANCE, INCLUDING THE ARTICLES OF DOMESTICATION, ARTICLES OF INCORPORATION AND THE BYLAWS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Unless otherwise indicated, the following table provides information regarding the beneficial ownership of our Subordinate Voting Shares, as of April 14, 2026 by:
•    each person or entity, or group of affiliated persons or entities, known by us to beneficially own more than 5.0% of our Subordinate Voting Shares based solely on our review of filings with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act;
•    each of our directors;
•    each of our named executive officers; and
•    all of our executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, any Subordinate Voting Shares that a person has the right to acquire within sixty (60) days of April 14, 2026 through the exercise of stock options, warrants or other rights are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Each shareholder's percentage ownership is based on 199,696,597 Subordinate Voting Shares issued and outstanding as of April 14, 2026. Except as otherwise indicated, the address of each of the persons in this table is c/o Jushi Holdings Inc., 301 Yamato Road, Suite 3250, Boca Raton, FL 33431.

	Subordinate Voting Shares
Name, Position and Address of Beneficial Owner	Number Beneficially Owned		% of Subordinate Voting Shares Beneficially Owned
James Cacioppo – Chief Executive Officer and Chairman, Florida, U.S.	46,180,000	(1)	19.99%
Louis Jonathan Barack – President, Chief Revenue Officer and Corporate Secretary, Florida, U.S.	6,186,105	(2)	3.05%
Michelle Mosier – Chief Financial Officer and Chief Accounting Officer, Florida, U.S.	662,233	(3)	*
Benjamin Cross – Director, Connecticut, U.S.	499,080	(4)	*
Stephen Monroe – Director, New York, U.S.	492,636	(5)	*
Billy Wafford – Director, California, U.S.	327,235	(6)	*
Marina Hahn – Director, New York, U.S.	237,301	(7)	*
Denis Arsenault – Shareholder, Cheltenham, United Kingdom	23,380,182	(8)	10.85%
Marex Securities Products, Inc. – Shareholder, New York, U.S.	10,000,000	(9)	5.01%
All directors and executive officers as a group	54,584,590	(10)	23.13%

* Indicates percentage of less than 1.0%

(1)    Includes 6,926,296 Subordinate Voting Shares underlying stock options exercisable within 60 days of April 14, 2026, and 24,335,239 Subordinate Voting Shares underlying warrants exercisable within 60 days of April 14, 2026. Certain options and warrants awarded to Mr. Cacioppo are unvested and cannot vest or be exercised by Mr. Cacioppo if such vesting and/or exercise would increase Mr. Cacioppo's beneficial ownership beyond 19.99%. The numbers set forth in this table apply such limitation to Mr. Cacioppo’s beneficial ownership.
(2)    Includes 1,864,332 Subordinate Voting Shares underlying stock options exercisable within 60 days of April 14, 2026, and 1,500,000 Subordinate Voting Shares underlying warrants exercisable within 60 days of April 14, 2026.

(3)    Includes 420,000 Subordinate Voting Shares underlying stock options exercisable within 60 days of April 14, 2026, and 120,000 Subordinate Voting Shares underlying warrants exercisable within 60 days of April 14, 2026.
(4)    Includes 260,000 Subordinate Voting Shares underlying stock options exercisable within 60 days of April 14, 2026.
(5)    Includes 338,952 Subordinate Voting Shares underlying stock options exercisable within 60 days of April 14, 2026.
(6)    Includes 327,235 Subordinate Voting Shares underlying stock options exercisable within 60 days of April 14, 2026.
(7)    Includes 220,000 Subordinate Voting Shares underlying stock options exercisable within 60 days of April 14, 2026.
(8)    Includes 15,702,283 Subordinate Voting Shares underlying warrants exercisable within 60 days of April 14, 2026. The Address of Mr. Arsenault is Flat 6 Witney Court, Western Road England, Cheltenham, GL 50 3RN UK.
(9)    This information was obtained by the Company from the Schedule 13G filed by Marex Securities Products Inc. on November 26, 2025. The Address of Marex Securities Products Inc. is 140 East 45th Street, New York, NY 10017 USA.
(10)    Excludes Denis Arsenault and Marex Securities Products Inc.

CORPORATE GOVERNANCE
Board of Directors
Our Articles currently provide that the number of directors should not be fewer than three (3). Our shareholders have authorized the Board, by resolution, to determine the number of directors above the minimum number of directors set out in our current Articles. Each director holds office until the close of the next annual general meeting of shareholders, or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated. The Board currently consists of five (5) directors. Our business and affairs are managed by or under the direction of the Board. Pursuant to the current Articles, the Board may establish one or more committees of the Board, however designated, and delegate to any such committee the full power of the Board except those as set out in the Articles, to the fullest extent permitted by law.
We are not currently subject to listing requirements of any national securities exchange in the United States which requires that a majority of the Board be “independent.” Four of our five existing directors are considered to be independent under the Canadian Securities Administrators Guidelines and in accordance with National Instrument 52-110-Audit Committees (“NI 52-110”). Under NI 52-110, an independent director is one who is free from any direct or indirect relationship which could, in the view of the Board, be reasonably expected to interfere with such director’s exercise of independent judgment. Our independent directors are Benjamin Cross, Stephen Monroe, Marina Hahn and Billy Wafford. Jim Cacioppo is not considered independent because of his role as Chief Executive Officer of the Company.
The Board holds regularly scheduled meetings and at such meetings our independent directors meet in executive session.
The Board held two (2) meetings and took eighteen (18) actions by unanimous written consent during the year ended December 31, 2025. In 2025, each person serving as a director attended at least 75% of the total number of meetings of our Board and any committee on which he or she served.
We do not currently have a policy with regard to members of the Board attending annual meetings of the shareholders. At the 2025 annual shareholders meeting, James Cacioppo, Stephen Monroe, Benjamin Cross and Billy Wafford were present at the meeting.
We do not currently have a process for Shareholders to send communications to the Board as our Board does not believe that such a formal process is necessary given the number of holders of record. However, we welcome comments and questions from our shareholders. Shareholders can direct communications to the Company at our principal executive offices. The mailing address of our principal executive offices is 301 Yamato Road, Suite 3250, Boca Raton, FL 33431.
Board Committees
At present, the Board has three standing committees, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. The charters for our committees set forth the scope of the responsibilities of that committee. The Board will assess the effectiveness and contribution of each committee on an annual basis. The charters for our committees were adopted by the Board in August 2019, and have been amended from time to time.
In the event any member of the Board has a conflict of interest with respect to a transaction, we form a special committee of the Board comprised solely of disinterested members of the Board to consider and approve the applicable transaction. In 2025, we formed a special committee comprised of all the independent directors, all of whom were disinterested, to review various options with respect to the refinancing of the Company’s then-existing senior secured and second lien secured debt on behalf of the Company (as Mr. Cacioppo was a lender to the Company under the Company’s then-existing senior secured and second lien secured debt) and to negotiate certain matters with respect to Mr. Cacioppo’s employment with the Company. The special committee held one (1) meeting and took two (2) actions by unanimous written consent during the year ended December 31, 2025.
Audit Committee
The Audit Committee is currently composed of three members: Benjamin Cross, Stephen Monroe and Billy Wafford (Chair). Billy Wafford is an audit committee financial expert within the meaning of Item 407(d) of Regulations S-K under the Securities Act of 1933, as amended. The Audit Committee met four (4) times during 2025 (not including any actions taken by written consent).
Each of the members of the Audit Committee meets the independence requirements pursuant to NI 52-110 and each is financially literate within the meaning of NI 52-110.

The Audit Committee operates pursuant to a written charter, which is available on our corporate website at https://ir.jushico.com/corporate-governance/governance-documents. The principal duties and responsibilities of the Audit Committee are to assist the Board to:
•    Conduct such reviews and discussions with management and the external auditors relating to the audit and financial reporting as are deemed appropriate by the Audit Committee;
•    Assess the integrity of internal controls and financial reporting procedures of the Company and ensure implementation of such controls and procedures;
•    Review the interim and annual financial statements and management’s discussion and analysis of the Company’s financial position and operating results and in the case of the annual financial statements and related management’s discussion and analysis, report thereon to the Board for approval of same;
•    Select and monitor the independence and performance of the Company’s external auditors, including attending private meetings with the external auditors and reviewing and approving all renewals or dismissals of the external auditors and their remuneration; and
•    Provide oversight of all disclosure relating to, and information derived from, financial statements and management’s discussion and analysis.
In fulfilling its responsibilities, the Audit Committee meets regularly with our auditor and key management members.
The Audit Committee has access to all of our books, records, facilities and personnel and may request any information as it may deem appropriate. It also has the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee. The Audit Committee is responsible for the pre-approval of all non-audit services to be provided by our auditors.
Compensation Committee
The Compensation Committee is currently comprised of three members: James Cacioppo (Chair), Benjamin Cross and Stephen Monroe. All of the members of the Compensation Committee other than Mr. Cacioppo are independent for purposes of NI 52-110. Mr. Cacioppo recuses himself on compensation committee-related matters relating to himself. The Compensation Committee met zero times during 2025 (not including any actions taken by written consent).
The Compensation Committee operates pursuant to a written charter, which is available on our corporate website at https://ir.jushico.com/corporate-governance/governance-documents. The principal duties and responsibilities of the Compensation Committee are to assist the Board to:
•    Review and approve annually the corporate goals and objectives applicable to the compensation of the CEO;
•    Evaluate, at least annually, the CEO’s performance in light of the goals and objectives set for the CEO;
•    Determine and make recommendations to the Board with respect to the CEO’s compensation level (both cash and equity-based). In determining the long-term incentive component of the CEO’s compensation, the Committee may consider our performance, shareholder returns, the value of similar incentive awards given to CEOs at comparable companies and the awards given to the Company’s CEO in past years;
•    Make recommendations to the Board regarding the compensation of non-CEO senior executive officers and the directors;
•    Review and make recommendations to the Board regarding incentive compensation plans and equity-based plans, and where appropriate or required, recommend for approval by the shareholders of the Company;
•    Review and discuss with management our executive compensation disclosure to be included in our management information circular and any other disclosure with respect to executive compensation to be included in any other public disclosure documents of the Company; and

•    Review and make recommendations to the Board regarding any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers.
The Compensation Committee also has the authority to retain and compensate a compensation consultant, special legal, and other consultants or advisors. Additionally, the Compensation Committee has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Compensation Committee may deem appropriate in its sole discretion.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is currently comprised of three members: James Cacioppo (Chair), Benjamin Cross and Stephen Monroe. All of the members of the Nominating and Corporate Governance Committee other than Mr. Cacioppo are independent for purposes of NI 52-110. The Nominating and Corporate Governance Committee met zero times during 2025 (not including any actions taken by written consent).
The Nominating and Corporate Governance Committee operates pursuant to a written charter, which is available on our corporate website at https://ir.jushico.com/corporate-governance/governance-documents. The principal duties and responsibilities of the Nominating and Corporate Governance Committee are to assist the Board to:
•    Identify individuals qualified to become members of the Board;
•    Recommend director nominees for each annual meeting of the Company’s shareholders and director nominees to fill any vacancies that may occur between meetings of shareholders;
•    Be aware of the best practices in corporate governance and develop and recommend to the Board a set of corporate governance standards to govern the Board, its committees, the Company and its employees in the conduct of the business and affairs of the Company;
•    Consider the diversity of the Board; and
•    Develop and oversee the annual Board and committees of the Board evaluation process.
The Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders, but the Nominating and Corporate Governance Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and shareholders. Qualified director candidates must be eligible for affiliation with the Company's various licenses. Our Board believes this process is sufficient given the Company’s size and position in the market. Candidates for directors recommended by shareholders will be given the same consideration as those identified from other sources. Any Shareholder who wishes to recommend a candidate for consideration by the Nominating and Corporate Governance Committee as a nominee for director should follow the procedures described in “How may I nominate director candidates or present other business for consideration at a meeting” under “Shareholder Proposals and Director Nominations” in this Proxy Statement. The Nominating and Corporate Governance Committee is responsible for reviewing each candidate's biographical information, meeting with each candidate and assessing each candidate's independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Nominating and Corporate Governance Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors.
Board Oversight of Enterprise Risk
One of the key functions of our Board is informed oversight of our risk management process. The Board does not have a standing risk management committee and instead administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and the Audit Committee will have the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements.

Board Leadership
The Board has no policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that seems most appropriate for Jushi. The positions of Chairman of the Board and Chief Executive Officer are currently held by James Cacioppo. The Board believes the Chief Executive Officer is in the best position to direct the independent directors’ attention on the issues of greatest importance to Jushi and its shareholders. Our overall corporate governance policies and practices combined with the strength of our independent directors and our internal controls minimize any potential conflicts that may result from combining the roles of Chairman and Chief Executive Officer. Additionally, our Board has a lead independent director, selected by the Board from among the independent directors. Mr. Monroe currently serves as lead independent director. The lead director's authority and responsibilities are, among other things, to act as chair at board meetings when the Chairman is not present, including meetings of the independent directors, to coordinate activities of the independent directors and serves as a liaison between the Chairman and the independent directors, and to perform such other duties as the Board may determine from time to time. The Board believes the lead independent director position provides additional independent oversight of senior management and board matters.
Insider Trading Policy
We have adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of our securities by directors, officers, and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations. Our insider trading policy states, among other things, that our directors, officers, and employees are prohibited from trading in such securities while in possession of material, nonpublic information. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading and Blackout Period Policy which was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 31, 2026. In addition, with regard to the Company's trading in its own securities, it is our policy to comply with the federal securities laws.
Anti-Hedging and Anti-Pledging Policy
Our Insider Trading and Blackout Period Policy prohibits our officers (including the NEOs), directors and employees from buying or selling financial instruments that are designed to hedge or offset a decrease in market value of our equity securities granted as compensation or held, directly or indirectly, by such individuals.
Corporate Governance Principles and Code of Ethics
The Board is committed to sound corporate governance principles and practices. In order to clearly set forth our commitment to conduct our operations in accordance with our high standards of business ethics and applicable laws and regulations, the Board also adopted a Code of Business Conduct and Ethics, which we refer to as our Code of Ethics, which is applicable to all directors, officers and employees. A copy of the Code of Ethics is available on our corporate website at https://ir.jushico.com/corporate-governance/governance-documents. We will disclose any waivers or amendments to the provisions of our Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions on our website. You also may obtain a printed copy of the Code of Ethics and Principles free of charge by sending a written request to: Investor Relations, Jushi Holdings Inc. 301 Yamato Road, Boca Raton, FL, 33431.
Compensation Committee Interlocks and Insider Participation
During 2025, our Compensation Committee members were James Cacioppo (Chair), Benjamin Cross and Stephen Monroe, none of whom, other than James Cacioppo, currently is, or formerly was, an officer or employee of the Company. James Cacioppo is currently our Chief Executive Officer, and has served as an executive officer of the Company since our founding. Except for certain transactions between James Cacioppo, Benjamin Cross and Stephen Monroe, on the one hand, and the Company, on the other hand, as disclosed elsewhere in this Proxy Statement, there were no transactions in 2025 between us and any directors who served as Compensation Committee members for any part of 2025 that would require disclosure by us under SEC rules requiring disclosure of certain relationships and related party transactions. During 2025, none of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee, and none of our executive officers served as a member of the compensation committee of another entity, whose executive officers served as a member of our Board. Accordingly, there were no interlocks with other companies within the meaning of the SEC's proxy rules during 2025.

EXECUTIVE OFFICERS
The following table provides information with respect to our executive officers as of April 14, 2026:

Name	Age	Position(s)
James Cacioppo	63	Chairman and Chief Executive Officer
Louis J. Barack	49	President, Chief Revenue Officer and Corporate Secretary
Michelle O. Mosier	60	Chief Financial Officer and Chief Accounting Officer

Biographical Information
The biography of James Cacioppo can be found under “Proposal 2 - Election of Directors.” The following is biographical information for our other executive officers:
Louis J. Barack co-founded the Company in 2018 and has served as our President since December of 2019, our Chief Revenue Officer since November 2024 and our Corporate Secretary since March 2025. Mr. Barack brings extensive financial and cannabis industry investing experience (both public and private) to his roles as President, Chief Revenue Officer and Corporate Secretary and in his previous role as Interim Chief Financial Officer. Mr. Barack spent over ten years in investments at various hedge funds, including working from 2013 to 2018 at One East Capital Advisors where he focused on cannabis investments. Mr. Barack earned his BA from Princeton University and his JD/MBA from Northwestern University.
Michelle O. Mosier brings over 20 years of financial leadership experience to Jushi across several consumer-facing industries, including consumer packaged goods, global manufacturing, as well as food and beverage packaging. Most recently, she served as the Chief Financial Officer for Hamilton Beach Brands Holding Company (NYSE: HBB), a leading designer, marketer, and distributor of a wide range of branded small electric household and specialty housewares appliances, as well as commercial products. Prior to her time at Hamilton Beach, she held a number of executive leadership and finance roles, notably as Controller for Reynolds Group Holdings Limited, and Chief Financial Officer of Reynolds Consumer Products (NASDAQ: REYN). She began her career in the audit practice of Coopers & Lybrand, now PricewaterhouseCoopers, where she was admitted into the partnership in 1998. Ms. Mosier is a graduate of the University of Virginia.

EXECUTIVE COMPENSATION
2025 Executive Compensation Philosophy and Objectives

The Compensation Committee is committed to the adoption of an executive compensation program that fosters the attraction and retention of highly qualified executives, and motivates them to achieve our financial, operational and strategic objectives. We believe in providing our executive officers, including our named executive officers, with a competitive pay package that includes a strong link between corporate performance and compensation. In doing so, the executive compensation program is designed to reward the creation of sustained long-term shareholder value, as well as each executive's individual contributions in the context of overall annual corporate performance. We aim to meet these objectives with the principal components of our executive compensation program, which include a combination of base salary, annual cash bonuses and long-term incentives in the form of equity-based compensation.

2025 Executive Compensation Program

This section discusses the material components of the executive compensation program offered to our named executive officers (“NEOs”), identified below. For 2025, our NEOs were:

•    James Cacioppo, our Chief Executive Officer;
•    Louis Jonathan Barack, our President, Chief Revenue Officer and Corporate Secretary; and
•    Michelle Mosier, our Chief Financial Officer and Chief Accounting Officer.

As an emerging growth company and a smaller reporting company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act.

Summary Compensation Table

The following table provides information regarding compensation earned by our Chief Executive Officer and our two most highly compensated executive officers other than our principal executive officer who served during 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)(1)	Total ($)
James Cacioppo Chief Executive Officer	2025	1,050,040	1,800,000(2)	—	19,405	2,869,445
	2024	850,032	1,619,051(3)	1,027,330(4)	54,793	3,551,206
Louis Jonathan Barack President, Chief Revenue Officer and Corporate Secretary	2025	450,017	360,000(5)	188,864(6)	35,545	1,034,426
	2024	414,599	265,333	215,160(7)	30,123	925,215
Michelle Mosier Chief Financial Officer and Chief Accounting Officer	2025	425,016	212,500(8)	113,318(9)	18,765	769,599
	2024	414,599	165,833	112,341(10)	17,446	710,219

(1) Represents our matching contributions to our 401(k) plan and health and disability benefits. In addition: (i) the amount for Mr. Cacioppo in 2025 includes $5,111 of legal fees paid by the Company for certain related party transactions involving Mr. Cacioppo, and (ii) the amount for Mr. Cacioppo in 2024 includes $40,699 of legal fees paid by the Company for the review and negotiation of certain amendments to Mr. Cacioppo’s employment agreement and certain related party transactions involving Mr. Cacioppo.
(2) Pursuant to Mr. Cacioppo’s previous employment agreement with the Company, Mr. Cacioppo was eligible to receive a cash bonus for the 2025 calendar year in an amount not less than $1,050,000. On December 11, 2025, Mr. Cacioppo and the Company entered into a fifth amendment to the Cacioppo Employment Agreement pursuant to which Mr. Cacioppo agreed to receive his $1,050,000 annual cash bonus that would otherwise have been paid to him on or before March 15, 2026, in the following alternative form: (1) a lump sum cash payment in the amount of $300,000, which was paid in 2026 but was accrued in 2025 and therefore is disclosed in this column; and (2) 3,000,000 restricted subordinate voting shares, which vested on January 1, 2026. The market value of the 3,000,000 restricted subordinate voting shares awarded to Mr. Cacioppo on the date of issuance is disclosed in this column.
(3)    Pursuant to Mr. Cacioppo’s previous employment agreement with the Company, Mr. Cacioppo was eligible to receive a cash bonus for the 2024 calendar year in an amount not less than $950,000. On September 13, 2024, Mr. Cacioppo and the Company entered into a fourth amendment to the Cacioppo Employment Agreement pursuant to which Mr. Cacioppo agreed to receive the $950,000 annual cash bonus that would otherwise have been paid to him on or before March 15, 2025 in the following alternative form: (1) a lump sum cash payment in the amount of $238,051; (2) $1,381,000 principal amount of 12% Second Lien Notes; and (3) stock options granted under the Company’s 2019 Equity Incentive Plan, as amended, expiring five years from the date of grant to purchase up to 1,062,732 of the Company’s subordinate voting shares at an exercise price of $0.65. The figure provided here reflects the lump sum cash payment and the principal amount of the 12% Second Lien Notes. The fair value of the stock options awarded to Mr. Cacioppo in 2024 is disclosed in “Option Awards”.
(4)    The reported amount reflects the grant date fair value of stock options and the incremental grant date fair value of certain other stock options awarded to Mr. Cacioppo during fiscal year 2024 calculated in accordance with Financial Accounting Standards Board (“FASB”) ASC 718. On August 12, 2024, the Company approved a limited stock option cancellation and regrant program pursuant to which a limited number of the Company’s senior management team (including Mr. Cacioppo) and certain of the Company’s non-employee directors could elect to cancel each stock option held by them with an exercise price per Subordinate Voting Share greater than or equal to $1.91 and to be granted a replacement option. Mr. Cacioppo elected to participate in the stock option cancellation and regrant program. The reported amount for the stock options granted to Mr. Cacioppo pursuant to the stock option cancellation and regrant program represent the incremental grant date fair value of the replacement award over the old award calculated in accordance with FASB ASC 718. For additional information, see Note 14 of our 2024 Annual audited consolidated financial statements. Such grant date fair values do not take into account any estimated forfeitures.
(5)    The reported amount reflects the amount of Mr. Barack’s bonus for fiscal year 2025 that the Company has accrued for but has not been paid. The amount actually paid, if any, is at the discretion of the Company and subject to Board approval.
(6)    The reported amount reflects the grant date fair value of stock options awarded to Mr. Barack during fiscal year 2025 calculated in accordance with FASB ASC 718.
(7)    The reported amount reflects the incremental grant date fair value of stock options awarded to Mr. Barack during fiscal year 2024 calculated in accordance with FASB ASC 718. August 12, 2024, the Company approved a limited stock option cancellation and regrant program pursuant to which a limited number of the Company’s senior management team (including Mr. Barack) and certain of the Company’s non-employee directors could elect to cancel each stock option held by them with an exercise price per Subordinate Voting Share greater than or equal to $1.91 and to be granted a replacement option. Mr. Barack elected to participate in the stock option cancellation and regrant program. The reported amount for the stock options granted to Mr. Barack pursuant to the stock option cancellation and regrant program represents the incremental grant date fair value of the replacement award over the old award calculated in accordance with FASB ASC 718. For additional information, see Note 14 of our 2024 Annual audited consolidated financial statements. Such grant date fair values do not take into account any estimated forfeitures.
(8)    The reported amount reflects the amount of Ms. Mosier’s bonus for fiscal year 2025 that the Company has accrued for but has not been paid. The amount actually paid, if any, is at the discretion of the Company and subject to Board approval.
(9)    The reported amount reflects the grant date fair value of stock options awarded to Ms. Mosier during fiscal year 2025 calculated in accordance with FASB ASC 718.
(10)The reported amount reflects the grant date fair value of stock options awarded to Ms. Mosier during fiscal year 2024 calculated in accordance with FASB ASC 718.

Compensation Components

The executive compensation program during the fiscal year ended December 31, 2025, consisted of three (3) key elements: (i) base salaries; (ii) cash bonuses; and (iii) equity-based compensation.

Base Salaries

Base salaries are intended to provide an appropriate level of fixed compensation that will assist in employee retention and recruitment. Base salaries are determined on an individual basis, taking into consideration the past, current and potential contribution to our success, the position and responsibilities of the NEOs and competitive industry pay practices for other similarly sized companies in the industry.

Incentive Compensation

Bonuses are awarded based on qualitative and quantitative performance standards and reward performance of each NEO individually. The determination of an NEO’s performance may vary from year to year depending on economic conditions and conditions in the industry in which we operate and may be based on measures such as acquisition activity, equity raises, revenue growth, EBITDA growth, and talent recruitment and retention, metrics the Compensation Committee and management believe to provide proper incentives for achieving long-term shareholder value for us at this time. Except as set forth below under the heading “Agreement with Mr. Cacioppo”, the Compensation Committee and the Board, when required, retain full discretion over performance evaluation and the amount of any bonuses to be paid to NEOs.

Equity-Based Compensation

The long-term component of compensation for executive officers, including the NEOs, is currently based on a combination of restricted stock and/or stock options issued under our 2019 Equity Incentive Plan. This component of compensation is intended to reinforce management’s long-term commitment to our performance. The board of directors believes that incentive compensation in the form of stock option grants and/or restricted stock awards which vest over time, typically three to five years, is beneficial and necessary to attract and retain both senior executives and managerial talent at other levels. Furthermore, the board of directors believes stock option grants are an effective long-term incentive vehicle because they are directly tied to share price over a longer period, up to 10 years, and motivate executives to deliver sustained long-term performance and increase shareholder value, and have a time horizon that aligns with long-term corporate goals. Restricted stock includes a tax component at issuance or vesting, whichever the grantee decides, which incentivizes the restricted stock grantee to deliver mid-term performance and increase shareholder value that aligns with mid-term corporate goals. In 2025, the board of directors took the following actions in respect of outstanding equity awards designed to reinforce the efficacy of the outstanding equity awards as a tool for meeting the Company's retention and motivation goals:

Timing of Grant of Equity Awards

Our Board and Compensation Committee typically grant equity awards to executive officers on an annual basis (other than Mr. Cacioppo, whose equity award grants are contractually required on or before certain dates each calendar year), but do not follow a formal policy or practice related to the timing of the grants of equity awards. Neither the Board nor the Compensation Committee takes material nonpublic information into account when determining the timing of equity award grants in order to take advantage of a depressed stock price or an anticipated increase in stock price. Similarly, it is the Company’s practice not to release material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

Outstanding Equity Awards at Fiscal Year End

The following table provides information regarding outstanding Equity Awards held by our NEOs as of December 31, 2025.

		Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
James Cacioppo(2)	12/09/2022(3)	3,000,000	0	$1.75	12/09/2032
	12/17/2023(4)	3,000,000	0	$0.55	12/17/2033
	09/13/2024(5)	5,385,000	0	$0.54	09/13/2034
	09/13/2024(6)	1,062,732	0	$0.65	09/13/2029
Louis Jonathan Barack	05/17/2023(7)	400,000	200,000	$0.48	05/17/2033
	12/17/2023(8)	666,666	333,334	$0.55	12/17/2033
	09/13/2024(9)	597,666	1,195,334	$0.54	09/13/2034
	12/11/2025(10)	0	500,000	$0.50	12/11/2035
Michelle Mosier	02/06/2023(11)	80,000	120,000	$0.61	02/06/2033
	12/17/2023(12)	200,000	100,000	$0.55	12/17/2033
	09/13/2024(13)	100,000	200,000	$0.54	09/13/2034
	12/11/2025(14)	0	300,000	$0.50	12/11/2035

(1)
All options were granted under the Company's 2019 Equity Incentive Plan. Awards may be subject to acceleration provisions as described in the “Employment Agreements, Severance and Change in Control Arrangements” Section below.

(2)
Certain options awarded to Mr. Cacioppo are unvested and cannot vest or be exercised by Mr. Cacioppo if such vesting and/or exercise would increase Mr. Cacioppo's beneficial ownership beyond 19.99%. The numbers set forth in this table are without regard to the foregoing provision.

(3)	Granted 3,000,000 options, 1/3 of which vested on January 1, 2023, 1/3 of which vested on January 1, 2024, and 1/3 of which vested on January 1, 2025.
(4)	Granted 3,000,000 options, 1/2 of which vested on January 1, 2024, and 1/2 of which vested on January 1, 2025.
(5)	Granted 5,385,000 options, 1/2 of which vested on September 13, 2024, and 1/2 of which vested on September 13, 2025.
(6)	Granted 1,062,732 options, which vested on January 1, 2025.
(7)	Granted 600,000 options, 1/3 of which vested on May 1, 2024, 1/3 of which vested on May 1, 2025 and 1/3 of which vests on May 1, 2026.
(8)	Granted 1,000,000 options, 1/3 of which vested on December 17, 2024, 1/3 of which vested on December 17, 2025, and 1/3 of which vests on December 17, 2026.
(9)	Granted 1,793,000 options, 1/3 of which vested on September 13, 2025, 1/3 of which vests on September 13, 2026, and 1/3 of which vests on September 13, 2027.
(10)	Granted 500,000 options, 1/3 of which vests on December 11, 2026, 1/3 of which vests on December 11, 2027, and 1/3 of which vests on December 11, 2028.
(11)
Granted 300,000 options, 1/5 of which vested on January 16, 2024, 1/5 of which vested on January 16, 2025, 1/5 of which vested on January 16, 2026, 1/5 of which vests on January 16, 2027, and 1/5 of which vests on January 16, 2028.

(12)	Granted 300,000 options, 1/3 of which vested on December 17, 2024, 1/3 of which vested on December 17, 2025, and 1/3 of which vests on December 17, 2026.
(13)	Granted 300,000 options, 1/3 of which vested on September 13, 2025, 1/3 of which vests on September 13, 2026, and 1/3 of which vests on September 13, 2027.
(14)	Granted 300,000 options, 1/3 of which vests on December 11, 2026, 1/3 of which vests on December 11, 2027, and 1/3 of which vests on December 11, 2028.

Employment Agreements, Severance and Change in Control Arrangements

Agreement with Mr. Cacioppo

We have entered into an employment agreement with Mr. Cacioppo for the position of Chief Executive Officer and Chairman of the board of directors (the “Cacioppo Employment Agreement”). The Cacioppo Employment Agreement provides for Mr. Cacioppo’s at-will employment for an initial period of two years and one day following its effective date, with automatic renewal for successive one-year periods, unless written notice is provided at least 60 days prior to the end of the initial period or any renewal period, as applicable. Mr. Cacioppo’s current annual base salary is $1,050,000 and he is eligible to receive an annual bonus with a target amount of 100% of his annual base salary. The actual amount of any bonus earned by Mr. Cacioppo will be determined by the board, but in no event will such bonus be less than 100% of Mr. Cacioppo’s base salary.

Mr. Cacioppo is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of such plans, including our 2019 Equity Incentive Plan. Each calendar year during the term of Mr. Cacioppo’s employment, Mr. Cacioppo will be eligible to receive an annual equity compensation award (an “LTI Award”) in the form of a stock option to purchase 3,000,000 shares. The Cacioppo Employment Agreement provides that each LTI Award shall be granted on or before January 1 of the next calendar year and, if issued prior to January 1, shall be fully vested on January 1 of the next calendar year. Each Annual LTI Award shall have an exercise price per subordinate voting share equal to the Fair Market Value (as such term is defined in the Equity Plan) of a subordinate voting share on the date such LTI Award is granted. The LTI Awards shall be eligible for early exercise. Each LTI Award has a five-year post termination exercise period.

The Cacioppo Employment Agreement provides that in the event of a termination of Mr. Cacioppo’s employment by the Company without cause or by Mr. Cacioppo for good reason, then subject to Mr. Cacioppo’s execution and non-revocation of a general release of claims, Mr. Cacioppo will be eligible to receive: (i) a one-time lump sum payment in an amount equal to $5,000,000, (ii) a grant of the next LTI Award that would otherwise have been granted had Mr. Cacioppo remained employed by the Company through the next scheduled LTI Award date (or economically equivalent compensation in an alternative form if the grant of such awards would violate applicable law, or in the event there is an insufficient number of shares available under the company’s equity plan to make the LTI Award), and (iii) full vesting of all of Mr. Cacioppo’s outstanding equity-based awards.

Upon a termination of Mr. Cacioppo’s employment due to death, subject to his estate’s execution of a general release of claims in favor of the Company, his estate will be entitled to (i) a lump sum payment of a pro rata portion of his annual bonus in respect of the fiscal year in which such termination occurs, (ii) a lump sum cash payment in an amount equal to eighteen times the monthly COBRA premiums that Mr. Cacioppo would be required to pay to continue group health coverage at the level in effect on the date of his termination, and (iii) full vesting on the date of death of all outstanding equity-based awards, subject to compliance with applicable law (clause (i) and (ii), the “Separation Payments”). Upon a termination of Mr. Cacioppo’s employment due to disability, Mr. Cacioppo will be eligible to receive the Separation Payments subject to his execution of a general release of claims in favor of the Company.

In the event of a change in control, Mr. Cacioppo will be eligible to receive (i) a one-time lump sum payment in an amount equal to $5,000,000, (ii) a grant of the next LTI Award that would otherwise have been granted had Mr. Cacioppo remained employed by the Company through the next scheduled LTI Award date, and (iii) full vesting of all of Mr. Cacioppo’s outstanding equity-based awards. If any payment or benefit Mr. Cacioppo receives in connection with a change in control would constitute a “parachute payment” within the meaning of Section 280G of the Code subject to the excise tax under Section 4999, Mr. Cacioppo will receive a full tax gross-up payment.

The Cacioppo Employment Agreement contains various restrictive covenants, including non-competition provisions during the term of his employment and for eighteen (18) months thereafter and non-solicitation provides during the term of his employment and for two (2) years thereafter.

Agreement with Mr. Barack

We entered into an employment agreement with Mr. Barack effective May 1, 2019, which was amended by a letter agreement dated June 9, 2020 and further amended on November 5, 2024. The employment agreement, as amended, provides for, among other things, an initial base salary of $250,000, which may increase from time to time and is currently set at $450,000, and a discretionary performance-based bonus with a target of up to 80% of Mr. Barack's base salary, which may be paid by us in cash or equity and is subject to Board approval. Mr. Barack is also eligible, subject to approval by our Board or the Compensation Committee, for equity grants under the 2019 Equity Incentive Plan. The employment agreement includes standard six (6)-month noncompetition and two (2)-year non-solicitation covenants. In the event Mr. Barack’s employment is terminated without cause (whether or not in connection with a change in control), he is entitled to receive a lump sum cash severance payment equivalent to twelve (12) months of his base salary, subject to his execution of a general release of claims in favor of the Company. Upon a change in control, his employment is automatically terminated and he becomes entitled to a cash severance equivalent to twelve (12) months of his base salary, in addition to full vesting of all outstanding equity grants.

Agreement with Ms. Mosier

We entered into an employment agreement with Ms. Mosier effective January 16, 2023. The employment agreement provides for, among other things, an initial base salary of $400,000 and a discretionary performance-based bonus with a target of up to 50% of Ms. Mosier’s base salary, which may be paid by us in cash or equity and is subject to Board approval. Ms. Mosier is also eligible, subject to approval by our Board or the Compensation Committee, for equity grants under the 2019 Equity Incentive Plan. The employment agreement includes a non-competition provision that lasts during the term of Ms. Mosier’s employment and (a) if Ms. Mosier’s employment is terminated without cause, the time period during which Ms. Mosier is paid her severance payment or change in control severance payment installments, as applicable, or (b) if Ms. Mosier resigns or is terminated with cause, 12 months following the employment term. The employment agreement also contained a standard two (2)-year non-solicitation covenant. In the event Ms. Mosier’s employment is terminated without cause (prior to a change in control), then subject to her execution of a general release of claims in favor of the Company, she is entitled to receive six (6) months of base salary over a 6-month period in installments based on the Company’s regular payroll schedule. In the event Ms. Mosier’s employment is terminated without cause (after a change in control), then subject to her execution of a general release of claims in favor of the Company and Ms. Mosier completes an adequate transition period at the Company (or its successor) of up to 12 months or longer period of time mutually agreed upon, then the

Company shall (x) accelerate any unvested portion of Ms. Mosier’s initial grant of warrants and stock options so that they are fully vested, exercisable and nonforfeitable; and (y) pay Ms. Mosier twelve (12) months of base salary over a 12-month period in installments based on the Company’s regular payroll schedule.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table contains information about our equity compensation plan as of December 31, 2025:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	29,597,918(1)	$0.75(2)	4,350,503(3)
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	29,597,918	$0.75	4,350,503

(1)
This number represents all options and other awards outstanding under the 2019 Equity Incentive Plan, and includes both vested and unvested options. The Company does not have any warrants outstanding under the 2019 Equity Incentive Plan.

(2)
The weighted-average exercise price information is comprised of the exercise prices of all outstanding stock options issued under the 2019 Equity Incentive Plan. The Company does not have any warrants outstanding under the 2019 Equity Incentive Plan. As of December 31, 2025, the Company had 3,000,000 restricted stock awards outstanding, each of which was issued with a price per share of $0.50. The value of the restricted stock awards was not included in this calculation.

(3)
The number of shares that are available for issuance under the 2019 Equity Incentive Plan cannot exceed 15% of the number of outstanding subordinate voting shares, plus an additional 2% of the number of outstanding subordinate voting shares that may be issued as inducement to employees and officers not previously employed by the Company and who were not previously an insider of the Company.

DIRECTOR COMPENSATION

For the 2025 fiscal year, each non-employee director was paid an annual retainer fee of $70,000, except for Stephen Monroe, who was paid an additional retainer fee of $20,000 in recognition of his role as Lead Independent Director and Billy Wafford, who was paid an additional retainer fee of $30,000 in recognition of his role as chairman of the Audit Committee. Directors are also reimbursed for any out-of-pocket travel expenses incurred in order to attend meetings of the Board, meetings of committees of the Board or meetings of our shareholders. Historically, each non-employee director has been provided an annual grant of restricted stock or stock options each year.

The following table sets forth information regarding compensation awarded to, earned by, or paid to, our non-employee directors in connection with their service for the year ended December 31, 2025. We do not pay any compensation to James Cacioppo, our Chief Executive Officer, who is also the Chair of the Company’s Board, in connection with his service on the Board.

Name	Fees earned or paid in cash ($)(1)	Option awards ($)(2)(3)	Total ($)
Billy Wafford	100,000	37,773	137,773
Benjamin Cross	70,000	37,773	107,773
Marina Hahn	70,000	37,773	107,773
Stephen Monroe	90,000	37,773	127,773

(1)	Represents amount earned or paid for service as a director during fiscal year 2025.
(2)	The reported amounts reflect the grant date fair value of stock options awarded to each non-employee director during fiscal year 2025 calculated in accordance with FASB ASC 718.
(3)
As of December 31, 2025, each non-employee director held the following aggregate number of outstanding option awards (including both vested and unvested options): (1) Billy Wafford – 427,235; (2) Benjamin Cross – 360,000; (3) Marina Hahn – 320,000; (4) Stephen Monroe – 438,952.

OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act (“Section 16(a)”) requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“10% Holder”), to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% Holders are required by SEC regulations to furnish our company with copies of all Section 16(a) forms that they file.
To our knowledge, based solely on review of the copies of such reports furnished to us, or written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended December 31, 2025, the executive officers, directors and 10% Holders timely filed all reports they were required to file under Section 16(a).
Additional Matters
The board does not know of any matters other than those described in this Proxy Statement that will be presented for action at the annual meeting.
If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.
INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON AT THE MEETING
Other than as set forth in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
The SEC and applicable Canadian securities laws allow us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC or on SEDAR+. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information contained in this Proxy Statement. This Proxy Statement incorporates by reference the documents set forth below that we have previously filed with the SEC and on SEDAR+. These documents contain important information about us and our financial condition and are incorporated by reference into this Proxy Statement. The following filings with the SEC and on SEDAR+ are incorporated by reference:
•    Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 31, 2026 (as amended by our Form 10-K/A for the fiscal year ended December 31, 2025, filed with the SEC on April 14, 2026).
•    Current Reports on Form 8-K, filed with the SEC on [____], 2026.
Notwithstanding the above, information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this Proxy Statement. These filings are available to the public from commercial document retrieval services and at www.sec.gov or on SEDAR+. You may also obtain any of the documents that we file with the SEC, without charge, by requesting them in writing from us at the following address:
Jushi Holdings Inc.
301 Yamato Road, Suite 3250
Boca Raton, FL 33431
investors@jushico.com
If you would like to request documents from us, please do so as soon as possible to receive them before the Meeting. Please note that all of our documents that we file with the SEC and on SEDAR+ are also promptly available through the “SEC Filings” section of our website, https://ir.jushico.com/financials-and-filings/sec-filings. The information included on our website is not incorporated by reference into this Proxy Statement. The website addresses, and the website addresses included in any documents incorporated by reference in this Proxy Statement, are not intended to function as hyperlinks, and the information contained on such websites and on the SEC’s website or on SEDAR+ is not incorporated by reference in this Proxy Statement and you should not consider it a part of this Proxy Statement.
By order of the board of directors:
[____]
LOUIS JONATHAN BARACK
President, Chief Revenue Officer and Corporate Secretary
Boca Raton, Florida, [____], 2026

Appendix A

ARRANGEMENT RESOLUTION
JUSHI HOLDINGS INC.
(THE “COMPANY”)

NOW, THEREFORE BE IT RESOLVED, that:

1. The arrangement (the “Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving the Company, as more particularly set forth in the Company’s management information circular and proxy statement dated [●], 2026 (the “Proxy Statement”) (as the Arrangement may be modified, supplemented or amended), is hereby authorized, approved and adopted.

2. The plan of arrangement implementing the Arrangement under Section 288 of the BCBCA in the form attached as Appendix B to the Proxy Statement (as such plan of arrangement may be, or may have been, modified or amended in accordance with its terms) (the “Plan of Arrangement”) is hereby authorized, approved and adopted.

3. In connection with the Arrangement and the continuance of the Company out from the jurisdiction of the BCBCA, and the concurrent domestication of the Company, in the State of Nevada and continuation as a corporation pursuant to the provisions of Section 92A.270 of the Nevada Revised Statutes, as amended (the “NRS”) contemplated therein:

a. under section 308 of the BCBCA, the Company shall file Articles of Domestication and Articles of Incorporation with the Nevada Secretary of State under NRS 92A.270, together with such other documents and information required by the NRS to complete the domestication under Nevada law; and

b. the Company shall make application to the British Columbia Registrar of Companies for authorization to permit such continuance;

4. Effective upon the effective time of the Arrangement, in accordance with the Arrangement:

a. the Certificate of Incorporation, Certificates of Name Change, the Notice of Articles and the Articles of the Company be canceled and substituted with the Articles of Domestication and Articles of Incorporation in the forms attached as Schedule A and Schedule B, respectively, to the Plan of Arrangement and the Bylaws in the form attached as Schedule C to the Plan of Arrangement;

b. the authorized capital of the Company will be amended to consist of 2,000,000,000 shares of common stock, par value $0.001 per share (the “Nevada Common Stock”) and 1,000,000,000 shares of undesignated preferred stock, par value $0.001 per share (the “Nevada Preferred Stock”), by:
i. amending the maximum number of authorized shares and altering the identifying name of the Company’s unlimited number of subordinate voting shares (“Subordinate Voting Shares”) without par value to 2,000,000,000 authorized shares of Nevada Common Stock and deleting the special rights and restrictions attached to the Subordinate Voting Shares as set out in the Articles of the Company and attaching the special rights and restrictions to the Nevada Common Stock as set out in the Articles of Incorporation;

ii. authorizing 1,000,000,000 shares of Nevada Preferred Stock and attaching the special rights and restrictions to the Nevada Preferred Stock as set out in the Articles of Incorporation;

A-1

iii. removing the unlimited multiple voting shares without par value, of which no shares are outstanding, and deleting the special rights and restrictions attached to the multiple voting shares as set out in the Articles of the Company;
iv. removing the unlimited super voting shares without par value, of which no shares are outstanding, and deleting the special rights and restrictions attached to the super voting shares as set out in the Articles of the Company;

v. removing the unlimited preferred shares without par value, of which no shares are outstanding, and deleting the special rights and restrictions attached to the preferred shares as set out in the Articles of the Company; and

vi. deleting the special rights and restrictions attached to the Subordinate Voting Shares, multiple voting shares, preferred shares and super voting shares as set out in the Articles of the Company.

5. The Company is authorized and directed to apply for a final order from the Supreme Court of British Columbia (the “Court”) to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement.

6. Notwithstanding the approval by the shareholders of the Company of this special resolution and/or the approval of the Arrangement by the Court, the board of directors of the Company, without further notice to or approval of the Shareholders, may decide (i) to amend, modify or supplement the Plan of Arrangement to the extent permitted by the Plan of Arrangement; or (ii) not to proceed with the Arrangement and to revoke this special resolution at any time prior to the Arrangement becoming effective pursuant to the provisions of the BCBCA.

7. The directors and officers of the Company are authorized and directed to take, or cause to be taken, for and on behalf of the Company, any and all action which one or more of such persons may deem necessary, appropriate or desirable to carry out the purpose and intent of the foregoing resolutions, and to make, execute and deliver or cause to be made, executed and delivered, all filings, postings, notices, undertakings, statements, documents, and certifications, in the name and on behalf of the Company, under its corporate seal or otherwise, as any such persons may deem necessary or desirable in connection therewith, and to perform and observe, or cause to be performed and observed, the obligations of the Company under all of the filings, postings, notices, undertakings, statements, documents or certifications referred to herein or contemplated hereby.
A-2

Appendix B
PLAN OF ARRANGEMENT
PLAN OF ARRANGEMENT UNDER SECTION 288
OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
ARTICLE I
INTERPRETATION

1.1    Definitions

In this Plan of Arrangement unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

“Arrangement”, “herein”, “hereof”, “hereto”, “hereunder” and similar expressions mean and refer to the arrangement pursuant to section 288 of the BCBCA set forth in this Plan of Arrangement as supplemented, modified, or amended, and not to any particular article, section or other portion thereof.

“Articles of Domestication” means the Articles of Domestication to be filed with the Nevada Secretary of State in connection with the Arrangement and the Continuance, the full text of which is set forth in Schedule A to this Plan of Arrangement.

“Articles of Incorporation” means the Articles of Incorporation to be filed with the Nevada Secretary of State in connection with the Arrangement and the Continuance, the full text of which is set forth in Schedule B to this of Plan of Arrangement.

“BCBCA” means the Business Corporations Act (British Columbia) as amended, including the regulations promulgated thereunder.

“Code” has the meaning set forth in Section 2.4.

“Company” means Jushi Holdings Inc., a corporation incorporated under the BCBCA.

“Company Option” has the meaning set forth in Section 2.2.

“Company Warrant” has the meaning set forth in Section 2.2.

“Continuance” means the continuance of the Company out from the jurisdiction of the BCBCA, and the concurrent domestication of the Company in, the State of Nevada, and continuation as a corporation pursuant to the provisions of NRS 92A.270.

“Court” means the Supreme Court of British Columbia.

“Dissent Rights” has the meaning set forth in Section 3.1.

“Dissenting Shareholders” means registered Shareholders who dissent in respect of the Arrangement in strict compliance with the Dissent Rights and who are ultimately entitled to be paid fair value for their SV Shares, but only in respect of SV Shares in respect of which Dissent Rights are validly exercised and not withdrawn by such holder.

“Effective Date” means the date designated by the Company in writing as the effective date of the Arrangement and the date of filing of the Articles of Domestication and Articles of Incorporation in the office of the Nevada Secretary of State, after all the conditions to the completion of the Arrangement as set out in the Plan of Arrangement and the Final Order have been satisfied or waived.

“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date or such other time at which the Articles of Domestication and Articles of Incorporation are filed with the Nevada Secretary of State on the Effective Date.

“Equity Incentive Plan” means the Jushi Holdings Inc. 2019 Equity Incentive Plan.

“Final Order” means the order made after the application to the Court pursuant to subsection 291(4) of the BCBCA, in form and substance acceptable to the Company, after being informed of the intention to rely upon the Section 3(a)(10) Exemption and after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement, as such order may be amended, affirmed, modified, supplemented or varied by the Court (with the consent of the Company) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such affirmation, amendment, modification, supplement or variation is acceptable to the Company) on appeal.

“Governmental Authority” means: (a) any court, tribunal, judicial body or arbitral body or arbitrator; (b) any domestic or foreign government or supranational body or authority whether multinational, national, federal, provincial, territorial, state, municipal or local and any governmental agency, governmental authority, governmental body, governmental bureau, governmental department, governmental tribunal or governmental commission of any kind whatsoever; (c) any subdivision or authority of any of the foregoing; (d) any quasi-governmental or private body or public body exercising any regulatory, administrative, expropriation or taxing authority under or for the account of the foregoing; and (e) any stock or securities exchange.

“Interim Order” means the order made after application to the Court pursuant to section 291 of the BCBCA after being informed of the intention to rely upon the Section 3(a)(10) Exemption, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, supplemented or varied by the Court.

“Jushi Holdings Nevada” means the Company upon and following the Continuance under the NRS.

“Liens” means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachments, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third-party interest or encumbrance of any kind, in each case, whether contingent or absolute.

“Meeting” means the annual general and special meeting of the Shareholders to be held to consider and vote on this Plan of Arrangement, and any adjournment thereof.

“MV Share” means a multiple voting share in the authorized share structure of the Company, of which there are no shares outstanding.

“Nevada Common Stock” has the meaning set forth in Section 2.2.

“Nevada Option” has the meaning set forth in Section 2.2.

“Nevada Preferred Stock” has the meaning set forth in Section 2.2.

“Nevada Warrant” has the meaning set forth in Section 2.2.

“NRS” means the Nevada Revised Statutes, as amended from time to time.

“Preferred Share” means a preferred share in the authorized share structure of the Company, of which there are no shares outstanding.

“Section 3(a)(10) Exemption” means the exemption from registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof.

“Shareholders” means the holders from time to time of SV Shares.

“Super V Share” means a super voting share in the authorized share structure of the Company, of which there are no shares outstanding.
“SV Share” means a subordinate voting share in the authorized share structure of the Company.

“Taxes” means all taxes, surtaxes, duties, levies, imposts, fees, assessments, reassessments, withholdings, dues and other charges of any nature, imposed or collected by any Governmental Authority, whether disputed or not, including federal, provincial, territorial, state, municipal and local, foreign and other income, franchise, capital, real property, personal property, withholding, payroll, health, transfer, land transfer, value added, alternative, or add on minimum tax including GST/HST, sales, use, consumption, excise, customs, anti-dumping, countervail, net worth, stamp, registration, franchise, payroll, employment, employer health, education, business, school, local improvement, development and occupation taxes, duties, levies, imposts, fees, assessments and withholdings and Canada Pension Plan, Québec Pension Plan, and other government pension plan premiums, contributions, employment insurance premiums and all other taxes and similar governmental charges, levies or assessments of any kind whatsoever imposed by any Governmental Authority including any installment payments, interest, penalties or other additions associated therewith, whether or not disputed.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

1.2    Sections and Headings

The division of this Plan of Arrangement into sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to a section refers to the specified section of this Plan of Arrangement.

1.3    Numbers, Genders and Persons

In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, bodies corporate, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

1.4    Date for Any Action

In the event that any date on or by which any action is required or permitted to be taken hereunder is not a business day, such action shall be required or permitted to be taken on or by the next succeeding day which is a business day.

1.5    Statutory References

Any reference in this Plan of Arrangement to a statute includes such statute as amended, consolidated or re-enacted from time to time, all regulations made thereunder, all amendments to such regulations from time to time, and any statute or regulation which supersedes such statute or regulations.

1.6    Schedules

The following Schedules are attached to this Plan of Arrangement and are incorporated in and form part hereof:
Schedule A    Articles of Domestication
Schedule B    Articles of Incorporation

Schedule C    Bylaws.
ARTICLE II
ARRANGEMENT
2.1    Binding Effect

The Arrangement shall be effective as of, and be binding at and after, the Effective Time on the Company, the Shareholders, and holders of Company Options and the holders of Company Warrants.

2.2    Arrangement

At the Effective Time the following shall occur and shall be deemed to occur sequentially in the order set out below without any further authorization, act or formality:

(a)    each SV Share held by a Dissenting Shareholder shall be transferred by the holder thereof, without any further act or formality on its part, free and clear of all Liens, to the Company and such SV Share shall be cancelled, and in exchange the respective Dissenting Shareholder shall be entitled to be paid by the Company the fair market value of such SV Share determined and payable in accordance with Section 3.1;

(b)    the Continuance shall be effective, and the Company shall be domesticated in the State of Nevada and shall continue as a corporation under the NRS in accordance with the following:

(i)    the Certificate of Incorporation, Certificates of Name Change, the Notice of Articles and Articles of the Company shall be cancelled and substituted with, and which shall be filed with the Nevada Secretary of State, the Articles of Domestication and Articles of Incorporation of Jushi Holdings Nevada in the forms attached as Schedule A and Schedule B, respectively, hereto and the Bylaws of Jushi Holdings Nevada, which shall be in the form attached as Schedule C hereto;

(ii)    the number of directors of Jushi Holdings Nevada shall be set at five until changed in accordance with the Bylaws of Jushi Holdings Nevada and the NRS;

(iii)    the authorized capital of Jushi Holdings Nevada shall consist of 2,000,000,000 shares of common stock, par value $0.001 per share (the “Nevada Common Stock”) and 1,000,000,000 shares of undesignated preferred stock, par value $0.001 per share (the “Nevada Preferred Stock”), by:

(A)    amending the maximum number of authorized shares and altering the identifying name of the unlimited SV Shares without par value to 2,000,000,000 authorized shares of Nevada Common Stock and deleting the special rights and restrictions attached to the SV Shares as set out in the Articles of the Company and attaching the special rights and restrictions to the Nevada Common Stock as set out in the Articles of Incorporation;

(B)    authorizing 1,000,000,000 shares of Nevada Preferred Stock and attaching the special rights and restrictions to the Nevada Preferred Stock as set out in the Articles of Incorporation;

(C)    removing the unlimited number of MV Shares, Preferred Shares and Super V Shares of which no shares are outstanding, and deleting the special rights and restrictions attached to the MV Shares, Preferred Shares and Super V Shares, as applicable, as set out in the Articles of the Company; and

(D)    deleting the special rights and restrictions attached to the SV Shares, MV Shares, Preferred Shares and Super V Shares.

(iv)    each issued and outstanding SV Share (for greater certainty, other than those SV Shares, if any, transferred pursuant to Section 2.2(a) above) will for all purposes be automatically exchanged into one issued and outstanding share of Nevada Common Stock, without any action required on the part of the Company or the holders thereof;

(v)    each outstanding option to purchase SV Shares (a “Company Option”) will for all purposes be deemed to be adjusted pursuant to the terms of the Equity Incentive Plan to become one outstanding option to purchase an equal number of shares of the Nevada Common Stock at the same exercise price per share and otherwise on the same terms and conditions (a “Nevada Option”) under the Equity Incentive Plan and applicable award agreement;

(vi)    each outstanding warrant to purchase SV Shares (a “Company Warrant”) will for all purposes be deemed to be adjusted pursuant to the terms of the applicable common stock purchase warrant certificate or other terms and conditions attaching thereto to become one outstanding warrant to purchase an equal number of shares of the Nevada Common Stock at the same exercise price per share and otherwise on the same terms and conditions (a “Nevada Option”) under such applicable common stock purchase warrant certificate or other terms and conditions attaching thereto;
(vii)    all the property, rights, interests privileges and powers of the Company will continue to be property, rights, interests, privileges and powers of the Company, all debt due to the Company, all subsidiaries of the Company, all rights under all contracts, and all other causes of action belonging to the Company immediately prior to the Effective Time will remain vested in Jushi Holdings Nevada following the Effective Time;

(viii)    all debts, liabilities and duties of the Company immediately prior to the Effective Time will remain attached to Jushi Holdings Nevada following the Effective Time and will remain debts, liabilities and duties of the Company; and

(ix)    an existing cause of action, claim or liability to prosecution is unaffected, a legal proceeding being prosecuted or pending by or against the Company may be prosecuted or its prosecution may be continued, as the case may be, by or against the Company following the Effective Time, and a conviction against, or a ruling, order or judgment in favor of or against, the company may be enforced by or against the Company following the Effective Time.

2.3    Jushi Holdings Nevada Securities Registers

Jushi Holdings Nevada shall make the appropriate entries in its securities registers to reflect the matters referred to under Section 2.2.

2.4    U.S. Federal Income Tax Treatment

For U.S. federal income tax purposes, the Continuance is intended to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and the Company and Jushi Holdings Nevada are parties to such reorganization within the meaning of Section 368(b) of the Code. This Plan of Arrangement is being adopted as a “plan of reorganization” within the meaning of Section 368(a) of the Code and Sections 1.368-2(g) and 1.368-3(a) of the Treasury Regulations.

ARTICLE III
DISSENTING SHAREHOLDERS

3.1    Dissenting Shareholders

Pursuant to the Interim Order, registered holders of SV Shares may exercise rights of dissent (“Dissent Rights”) under Division 2 of Part 8 of the BCBCA, as modified by this ARTICLE III, the Interim Order and the Final Order, with respect to SV Shares in connection with the Arrangement, provided that the written notice of dissent to the special resolution to approve the Arrangement contemplated by section 242 of the BCBCA must be sent to the Company by holders who wish to dissent not later than 4:00 p.m. (Vancouver time) on the business day that is two business days before the Meeting or any date to which the Meeting may be postponed or adjourned. A Dissenting Shareholder who purports to exercise such rights of dissent and who ultimately is entitled to be paid fair value for their SV Shares in respect of which such Dissenting Shareholder exercised Dissent Rights shall be entitled to be paid the fair value of such SV Shares by the Company and will be deemed to have irrevocably transferred such SV Shares to the Company in consideration for such fair value (less, for greater certainty, any applicable withholding or other taxes), at the Effective Time, and will cease to have any rights as a Shareholder. A Dissenting Shareholder who purports to exercise such rights of dissent and who ultimately is not entitled for any reason to be paid the fair value of such holder’s SV Shares shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting Shareholder, notwithstanding the provisions of sections 237 to 247 of the BCBCA, and shall be entitled to receive only what such holder would have received pursuant to the Arrangement if such holder had not purported to exercise Dissent Rights as contemplated in Section 2.2(b) hereof. Notwithstanding the foregoing, in no case will the Company or any other person be required to recognize such holders who purport to exercise Dissent Rights as holders of SV Shares after the time that is immediately prior to the Effective Time, and the name of such holders of SV Shares who exercise Dissent Rights will cease to be entitled to the rights of a shareholder in respect of the SV Shares and the central securities register of the Company will be amended to reflect that such former holder is no longer the holder of such SV Shares as at the Effective Time. The fair value of the SV Shares for the purposes of the Dissent Rights shall be determined as of the close of business on the last business day before the day on which the Arrangement is approved by the Shareholders at the Meeting. For greater certainty, in addition to any other restrictions in sections 237 to 247 of the BCBCA, none of the following shall be entitled to exercise Dissent Rights: (i) any person who has voted, or has instructed a proxyholder to vote, in favor of the special resolution to approve the Arrangement at the Meeting; and (ii) holders of Company Options and Company Warrants.

ARTICLE IV
AMENDMENT AND TERMINATION

4.1    Amendment

(a)    The Company reserves the right to amend, modify and/or supplement this Plan of Arrangement from time to time at any time prior to the Effective Time provided that any such amendment, modification or supplement must be: (i) filed with the Court if made after receipt of the Interim Order and, if made following the Meeting, approved by the Court, and (ii) communicated to Shareholders in the manner required by the Court (if so required).
(b)    Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company at any time prior to or at the Meeting with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.
(c)    Any amendment, modification or supplement to this Plan of Arrangement which is approved by the Court following the Meeting shall be effective only (a) if it is consented to by the Company and (b) if required by the Court or applicable law, it is consented to by the Shareholders.
(d)    Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by the Company provided that it concerns a matter which, in the reasonable opinion of the

Company, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to any Shareholder.

4.2    Withdrawal of Plan of Arrangement

This Plan of Arrangement may be withdrawn prior to the Effective Time upon the resolution of the directors of the Company.

4.3    Effect of Termination

Upon the withdrawal of this Plan of Arrangement pursuant to Section 4.2, no party, including but not limited to the Company, shall have any liability or further obligations hereunder.

4.4    Further Assurances

Notwithstanding that the transactions and events set out herein shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, the Company shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further document or evidence any of the transactions or events set out herein.

ARTICLE V
TREATMENT OF SECURITIES

5.1    Share Certificates

On the Effective Date, registered holders of SV Shares shall be deemed to be the registered holders of shares of Nevada Common Stock. Share certificates, if any, representing the SV Shares shall be deemed to represent an identical number of shares of Nevada Common Stock.

5.2    Options

On the Effective Date, holders of Company Options shall upon deemed adjustment of the Company Options pursuant to Section 2.2(b) be deemed to be holders of Nevada Options to acquire an identical number of shares of Nevada Common Stock at the same exercise price per share. Any document previously evidencing Company Options will thereafter evidence and be deemed to evidence the Nevada Options and no option agreements evidencing the Nevada Options shall be required to be issued and the Nevada Options shall be governed by and be subject to the Equity Incentive Plan and applicable award agreement.

5.3    Warrants

On the Effective Date, holders of Company Warrants shall upon deemed adjustment of the Company Warrants pursuant to Section 2.2(b) be deemed to be holders of Nevada Warrants to receive an identical number of shares of Nevada Common Stock. Any common stock purchase warrant certificate previously evidencing Company Warrants will thereafter evidence and be deemed to evidence the Nevada Warrants and no common stock purchase warrant certificate, agreement, or indenture evidencing the Nevada Warrants shall be required to be issued and the Nevada Warrants shall be governed by and be subject to the applicable common stock purchase warrant certificate and/or other terms and conditions attaching thereto.

5.4    Withholding Rights

The Company will be entitled to deduct and withhold from any amounts payable or otherwise deliverable to any person pursuant to this Plan of Arrangement (including, for greater certainty, Shareholders, holders of Company Options and Company Warrants, and Dissenting Shareholders), such Taxes or other amounts as the Company is required or permitted to deduct or withhold in connection with such payment or delivery under the Income Tax Act (Canada), the Code, or any other provisions of any applicable law. To the extent that amounts so deducted and withheld are remitted to the appropriate Governmental Authority, such deducted, withheld and remitted amounts shall be treated for all purposes of this Plan of Arrangement as having been paid to such Person in respect of which such deduction, withholding and remittance was made. If applicable, the Company is hereby authorized to sell or dispose (on behalf of the applicable person in respect of which such deduction, withholding and remittance is to be made) of such portion of SV Shares, shares of Nevada Common Stock or any other securities issued hereunder, if any, as is necessary to provide sufficient funds to enable it to implement such deduction, withholding and remittance, and the Company will notify the holder thereof and remit to the holder any unapplied balance of the net proceeds of such sale.

SCHEDULE A – ARTICLES OF DOMESTICATION

SCHEDULE B

ARTICLES OF INCORPORATION
OF
JUSHI HOLDINGS INC.

ARTICLE I
NAME

The name of the Corporation is Jushi Holdings Inc. (the “Corporation”).

ARTICLE II
REGISTERED OFFICE AND REGISTERED AGENT

The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under Nevada Revised Statutes (as amended from time to time and including any successor provisions, the “NRS”) Chapter 78.

ARTICLE IV
CAPITAL STOCK

Section 4.1.    Capitalization. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 3,000,000,000 shares, divided into two classes as follows: (i) 2,000,000,000 shares of common stock, $0.001 par value (“Common Stock”) and (ii) 1,000,000,000 shares of preferred stock, $0,001 par value (“Preferred Stock”). The number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the stockholders of the Corporation entitled to vote thereon, and no vote of the holders of Common Stock or Preferred Stock voting separately as a class shall be required therefor (and any such right otherwise provided under NRS 78.207(3) or 78.390(2) is hereby specifically denied), unless a vote of any such holders is expressly required pursuant to the Articles of Incorporation (as the same may be amended and/or restated from time to time, and including any Certificate(s) of Designation (as defined below) relating to any series of Preferred Stock, the “Articles”).

Section 4.2.    Preferred Stock.

(A)    Designation of Series of Preferred Stock. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized, by resolution adopted at any time and from time to time, to provide, out of the authorized but undesignated and unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the powers, preferences and relative, participating, optional or other rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series and to cause to be filed with the Nevada Secretary of State a certificate of designation with respect thereto (each, a “Certificate of Designation”). The powers, preferences and relative, participating, optional and other rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

(B)    Voting Rights of Preferred Stock. Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by the Articles.

Section 4.3.    Voting Rights of Common Stock.

(A)    Common Stock. Each holder of record of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally or holders of Common Stock as a separate class or series are entitled to vote (whether voting separately as a class or series, or together with any other class(es) or series of the Corporation’s capital stock); provided that to the fullest extent permitted by law, holders of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to the Articles that relates solely to the terms, number of shares, powers, designations, preferences or relative, participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations or restrictions thereof, of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Articles or pursuant to the NRS.

(B)    No Cumulative Voting. No holder of shares of Common Stock shall have the right to cumulate votes.

Section 4.4.    Dividends and Other Distributions.

(A)    Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends and other distributions in cash, property or shares of capital stock of the Corporation and except as otherwise provided by the Articles or the NRS, dividends and other distributions may be declared and paid ratably on the Common Stock out of the funds of the Corporation that are legally available for this purpose at such times and in such amounts as the Board in its discretion shall determine.

(B)    Notwithstanding anything to the contrary in the Articles or the Bylaws (as defined below), the Corporation is hereby specifically allowed to make any distribution (as defined in NRS 78.191) that otherwise would be prohibited by NRS 78.288(2)(b).

Section 4.5.    Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (each, a “Dissolution Event”), after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the right, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock as to distributions upon dissolution or liquidation or winding up of the Corporation, the holders of all outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by each such stockholder.

ARTICLE V
BYLAWS

In furtherance and not in limitation of the powers conferred by the NRS, the Board is expressly authorized to make, alter, amend, change, add to, rescind or repeal, in whole or in part, the bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”) without the approval or vote of the stockholders in any manner not inconsistent with the laws of the State of Nevada or the Articles. Authority to adopt, amend or repeal the Bylaws is granted exclusively to the Board.

ARTICLE VI
BOARD OF DIRECTORS
Section 6.1.    Board of Directors.

(A)    Number of Directors. Except as otherwise provided in the Articles or the NRS, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The total number of directors constituting the Board shall be determined from time to time exclusively by resolution adopted by the Board pursuant to the Bylaws, except as otherwise provided for or fixed pursuant to the provisions of any Certificate of Designation and this Article VI. The initial Board comprises the five individuals set forth below:

James Cacioppo        Class III
Benjamin Cross        Class II
Stephen Monroe    Class II
Marina Hahn        Class I
Billy Wafford        Class I

As of the initial effective date of the Articles, each director listed above has the following business address with respect to the Corporation: 301 Yamato Road, Suite 3250, Boca Raton, Florida 33431.

(B)    The directors, other than those who may be elected by the holders of any class or series of Preferred Stock, shall be classified, with respect to the term for which they severally hold office, into three classes as nearly equal in number as is practicable, which classes are hereby designated as Class I, Class II and Class III. The members of the initial Board are assigned to the respective classes set forth next to their names in Section 6.1(A). Class I directors shall initially serve until the first annual meeting of stockholders following the initial effectiveness of this Section 6.1; Class II directors shall initially serve until the second annual meeting of stockholders following the initial effectiveness of this Section 6.1; and Class III directors shall initially serve until the third annual meeting of stockholders following the initial effectiveness of this Section 6.1. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election (but at least one-fourth of the total number of the directors must be elected annually), provided that notwithstanding the foregoing, the directors elected to each class shall hold office until their successors are duly elected or appointed and qualified or until their earlier resignation, death, or removal. Notwithstanding the foregoing, whenever the holders of any class or series of Preferred Stock have the right, voting separately as a series or together with holders of any other class(es) or series of Preferred Stock, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Articles and the Certificate of Designation relating to each such class or series of Preferred Stock.

(C)    Vacancies. Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding, any newly created directorship on the Board that results from an increase in the total number of directors and any vacancy occurring in the Board (whether by death, resignation, retirement, disqualification, removal, change in the total number of directors constituting the whole Board, or other cause) shall be filled by the affirmative vote of a majority of the directors then in office (other than directors elected by the holders of any series of Preferred Stock voting separately as a series or together with one or more series, as the case may be), even if they constitute less than a quorum, and not by the stockholders of the Company. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election and when his or her successor shall be elected or appointed and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

(D)    Removal. Any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock voting separately as a series or together with one or more other such series, as the case may be) may be removed at any time either with or without cause by the affirmative vote of at least the minimum percentage of the voting power of all outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, then permitted under the NRS for such vote (which at the initial effective time of the Articles is two-thirds of the voting power and in any event shall not be less than a simple majority thereof).

(E)    Rights of Holders of Preferred Stock. Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of the Articles applicable thereto. Notwithstanding Section 6.1(A), the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to Section 6.1(A), and the total number of directors constituting the Board shall be automatically adjusted accordingly.

ARTICLE VII
CALL OF SPECIAL MEETINGS OF STOCKHOLDERS

Subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by or at the direction of the Board, the chair of the Board or the chief executive officer of the Corporation. Stockholders shall have no right to request or call a special meeting.

ARTICLE VIII
LIMITATION OF LIABILITY; INDEMNIFICATION AND PAYMENT OF EXPENSES

(A)    Limitation of Liability. The liability of directors and officers of the Corporation is hereby eliminated or limited to the fullest extent permitted by the NRS. Without limiting the effect of the preceding sentence, if the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended.

(B)    Indemnification. To the fullest extent permitted under the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752) and other applicable law, the Corporation shall indemnify and defend any current and former directors and officers of the Corporation in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Corporation.

(C)    Payment of Expenses. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in the Bylaws or by agreement or otherwise, the expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such directors or officers in their respective capacities as directors or officers of the Corporation must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.
(D)    Repeal and Conflict. Any repeal or modification of this Article VIII approved by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between any provision of this Article VIII and any other provision of the Articles, the terms and provisions of this Article VIII shall control

ARTICLE IX
INAPPLICABILITY OF NEVADA COMBINATIONS STATUTES

The Corporation hereby expressly elects not to be governed by the provisions of NRS 78.411 to 78.444, inclusive.

ARTICLE X
LIMITED WAIVER OF JURY TRIALS

To the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction in the State of Nevada before the presiding judge as the trier of fact and not before a jury. This Article X shall conclusively operate as a waiver of the right to trial by jury by each party to any such internal action.

ARTICLE XI
DEEMED NOTICE AND CONSENT; SEVERABILITY

Section 11.1.    Severability. If any provision or provisions of the Articles shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of the Articles (including, without limitation, each portion of any paragraph of the Articles containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby and (ii) to the fullest extent permitted by applicable law, the provisions of the Articles (including, without limitation, each such portion of any paragraph of the Articles containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from individual liability to the fullest extent permitted under Nevada law.

Section 11.2.    Deemed Notice and Consent. To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) the Articles, (b) the Bylaws and (c) any amendment to the Articles or the Bylaws enacted or adopted in accordance with the Articles, the Bylaws and applicable law.

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SCHEDULE C

BYLAWS
of
JUSHI HOLDINGS INC.
a Nevada corporation
ARTICLE I
OFFICES
Section 1.1    Principal Office. The principal office and place of business of Jushi Holdings Inc., a Nevada corporation (the “Corporation”) shall be at such location as is established from time to time by resolution of the board of directors of the Corporation (the “Board of Directors”).
Section 1.2    Other Offices. Other offices and places of business either within or without the State of Nevada may be established from time to time by resolution of the Board of Directors or as the business of the Corporation may require as determined by the Board of Directors or any officer of the Corporation. The street address of the Corporation’s registered agent is the registered office of the Corporation in Nevada.
ARTICLE II
STOCKHOLDERS
Section 2.1    Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held at such physical location, if any, by such means of remote communication, if any, on such date and at such time as may be designated from time to time by the Board of Directors. At the annual meeting, directors shall be elected and any other business may be transacted as may be properly brought before the meeting pursuant to these Bylaws (as amended and/or restated from time to time, these “Bylaws”). Except as otherwise restricted by the articles of incorporation of the Corporation (as amended and/or restated from time to time, the “Articles of Incorporation”) or applicable law, the Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders.
Section 2.2    Special Meetings.
(a)    Subject to any rights of stockholders set forth in the Articles of Incorporation, special meetings of the stockholders may be called only by the chair of the board or the chief executive officer or, if there be no chair of the board and no chief executive officer, by the president, and shall be called by the secretary upon the written request (which request shall state the purpose or purposes of the meeting) of the chair of the board, the chief executive officer or at least a majority of the Board of Directors, and stockholders acting in their capacity as such shall have no right to request or call a special meeting of the stockholders. Except as otherwise restricted by the Articles of Incorporation or applicable law, the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders.
(b)    No business shall be acted upon at a special meeting of stockholders except as set forth in the notice of the meeting.
Section 2.3    Place of Meetings. Any meeting of the stockholders of the Corporation to be held at a physical location may be held at the Corporation’s registered office in the State of Nevada or at such other physical location in or out of the State of Nevada and the United States as may be designated in the notice of meeting. The Board of Directors may, in its sole discretion, determine that any meeting
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of the stockholders shall be held exclusively, or simultaneously with the conduct of the meeting at a physical location, by means of remote communication (as described in Nevada Revised Statutes (as amended from time to time, the “NRS”) 78.320(4)) or other available technology permitted under the NRS, in accordance with Section 2.14.
Section 2.4    Notice of Meetings; Waiver of Notice.
(a)    The chief executive officer, the president, any vice president, the secretary, an assistant secretary or any other individual designated by the Board of Directors shall sign and deliver or cause to be delivered to the stockholders written notice of any meeting of stockholders not less than ten (10) days, but not more than sixty (60) days, before the date of such meeting. The notice shall state the physical location, if any, the date and time of the meeting, the means of remote communication, if any, by which the stockholders or the proxies thereof shall be deemed to be present and vote and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice shall be delivered in accordance with, and shall contain or be accompanied by such additional information as may be required by, the NRS, including, without limitation, NRS 78.379, 92A.120 or 92A.410. Any notice of a meeting of stockholders delivered pursuant to and in accordance with NRS 78.370(9) shall be deemed to have satisfied any and all requirements applicable to such notice under these Bylaws.
(b)    In the case of an annual meeting, subject to Section 2.13, any proper business may be presented for action, except that (i) if a proposed plan of merger, conversion or exchange is submitted to a vote, the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan; and (ii) if a proposed action creating dissenter’s rights is to be submitted to a vote, the notice of the meeting must state that the stockholders are or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those statutes.
(c)    A copy of the notice shall be personally delivered or mailed postage prepaid to each stockholder of record at the address appearing on the records of the Corporation. Upon mailing, service of the notice is complete, and the time of the notice begins to run from the date upon which the notice is deposited in the mail. If the address of any stockholder does not appear upon the records of the Corporation or is incomplete, it will be sufficient to address any notice to such stockholder at the registered office of the Corporation. Notwithstanding the foregoing and in addition thereto, any notice to stockholders given by the Corporation pursuant to NRS Title 7 (including, without limitation, NRS Chapters 75, 78 and 92A), the Articles of Incorporation or these Bylaws may be given pursuant to any form of electronic transmission permitted under the NRS. Notice shall be deemed given (i) by facsimile when directed to a number designated and used by the stockholder to receive notice, (ii) by e-mail when directed to an e-mail address designated or used by the stockholder to receive notice, (iii) by posting on an electronic network together with a separate notice to the stockholder of the specific posting on the later of the specific posting or the giving of the separate notice or (iv) by any other electronic transmission as consented to by and when directed to the stockholder. The stockholder consent necessary to permit electronic transmission to such stockholder shall be deemed revoked and of no force and effect if (A) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with the stockholder’s consent and (B) the inability to deliver by electronic transmission becomes known to the secretary, assistant secretary, transfer agent or other agent of the Corporation responsible for the giving of notice.
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(d)    The written certificate of an individual signing a notice of meeting, setting forth the substance of the notice or having a copy thereof attached thereto, the date the notice was mailed or personally delivered to the stockholders and the addresses to which the notice was mailed, shall be prima facie evidence of the manner and fact of giving such notice and, in the absence of fraud, an affidavit of the individual signing a notice of a meeting that the notice thereof has been given by a form of electronic transmission shall be prima facie evidence of the facts stated in the affidavit.
(e)    Any stockholder may waive notice of any meeting by a signed writing or by transmission of an electronic record, either before or after the meeting. Such waiver of notice shall be deemed the equivalent of the giving of such notice.
Section 2.5    Determination of Stockholders of Record.
(a)    For the purpose of determining the stockholders entitled to (i) notice of and to vote at any meeting of stockholders or any adjournment thereof, (ii) receive payment of any distribution or the allotment of any rights, or (iii) exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, if applicable.
(b)    If no record date is fixed, the record date for determining stockholders: (i) entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any postponement of any meeting of stockholders to a date not more than sixty (60) days after the record date or to any adjournment of the meeting; provided that the Board of Directors may fix a new record date for the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than sixty (60) days later than the date set for the original meeting.
Section 2.6    Quorum; Adjourned Meetings.
(a)    Unless the Articles of Incorporation provide for a different proportion, stockholders holding at least five percent (5%) of the voting power of the Corporation’s capital stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on any matter), are necessary to constitute a quorum for the transaction of business at any meeting. If, on any issue, voting by classes or series is required by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, at least a majority of the voting power, represented in person or by proxy (regardless of whether the proxy has authority to vote on any matter), within each such class or series is necessary to constitute a quorum of each such class or series.
(b)    If a quorum is not represented, a majority of the voting power represented or the person presiding at the meeting may adjourn the meeting from time to time until a quorum shall be represented. At any such adjourned meeting at which a quorum shall be represented, any business may be transacted which might otherwise have been transacted at the adjourned meeting as originally called. When a meeting of stockholders is adjourned to another time or physical location hereunder, notice need not be given of the adjourned meeting if the time and physical location, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed present in person
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and may vote at such meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxyholders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with these Bylaws. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. The stockholders present at a duly convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the departure of enough stockholders to leave less than a quorum of the voting power.
Section 2.7    Voting.
(a)    Unless otherwise provided in the NRS, the Articles of Incorporation, or any resolution providing for the issuance of preferred stock adopted by the Board of Directors pursuant to authority expressly vested in it by the provisions of the Articles of Incorporation, each stockholder of record, or such stockholder’s duly authorized proxy, shall be entitled to one (1) vote for each share of voting stock standing registered in such stockholder’s name at the close of business on the record date.
(b)    Except as otherwise provided in these Bylaws, all votes with respect to shares (including pledged shares) standing in the name of an individual at the close of business on the record date shall be cast only by that individual or such individual’s duly authorized proxy. With respect to shares held by a representative of the estate of a deceased stockholder, or a guardian, conservator, custodian or trustee, even though the shares do not stand in the name of such holder, votes may be cast by such holder upon proof of such representative capacity. In the case of shares under the control of a receiver, the receiver may vote such shares even though the shares do not stand of record in the name of the receiver but only if and to the extent that the order of a court of competent jurisdiction which appoints the receiver contains the authority to vote such shares. If shares stand of record in the name of a minor, votes may be cast by the duly appointed guardian of the estate of such minor only if such guardian has provided the Corporation with written proof of such appointment.
(c)    With respect to shares standing of record in the name of another corporation, partnership, limited liability company or other legal entity on the record date, votes may be cast: (i) in the case of a corporation, by such individual as the bylaws of such other corporation prescribe, by such individual as may be appointed by resolution of the board of directors of such other corporation or by such individual (including, without limitation, the officer making the authorization) authorized in writing to do so by the chair of the board, the chief executive officer, the president or any vice president of such corporation; and (ii) in the case of a partnership, limited liability company or other legal entity, by an individual representing such stockholder upon presentation to the Corporation of satisfactory evidence of his or her authority to do so.
(d)    Notwithstanding anything to the contrary contained in these Bylaws and except for the Corporation’s shares held in a fiduciary capacity, the Corporation shall not vote or cause to be voted, directly or indirectly, shares of its own stock owned or held as treasury shares (as defined in NRS 78.283(1)), and such treasury shares shall not be counted in determining the total number of outstanding shares entitled to vote.
(e)    Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal, except in the case of elections of directors. If such holder entitled to vote does vote any of such
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stockholder’s shares affirmatively and fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.
(f)    With respect to shares standing of record in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, spouses as community property, tenants by the entirety, voting trustees or otherwise and shares held by two or more persons (including proxy holders) having the same fiduciary relationship in respect to the same shares, votes may be cast in the following manner:
(i)    If only one person votes, the vote of such person binds all.
(ii)    If more than one person casts votes, the act of the majority so voting binds all.
(iii)    If more than one person casts votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately, as split.
(g)    If a quorum is present, unless the Articles of Incorporation, these Bylaws or the NRS, or other applicable law provide for a different proportion, action by the stockholders entitled to vote on a matter, other than the election of directors, is approved by and is the act of the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless voting by classes or series is required for any action of the stockholders by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, in which case the number of votes cast in favor of the action by the voting power of each such class or series must exceed the number of votes cast in opposition to the action by the voting power of each such class or series.
(h)    If a quorum is present, directors shall be elected by a plurality of the votes cast by the holders of the shares present in person or by proxy at the meeting and entitled to vote in the election of directors.
Section 2.8    Proxies. At any meeting of stockholders, any holder of shares entitled to vote may designate, in a manner permitted by the laws of the State of Nevada, another person or persons to act as a proxy or proxies. If a stockholder designates two or more persons to act as proxies, then a majority of those persons present at a meeting has and may exercise all of the powers conferred by the stockholder or, if only one is present, then that one has and may exercise all of the powers conferred by the stockholder, unless the stockholder’s designation of proxy provides otherwise. Every proxy shall continue in full force and effect until its expiration or revocation in a manner permitted by the laws of the State of Nevada.
Section 2.9    No Action Without A Meeting. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called and noticed in the manner required by these Bylaws. The stockholders may not in any circumstance take action by written consent.
Section 2.10    Organization.
(a)    Meetings of stockholders shall be presided over by the chair of the board, or, in the absence of the chair, by the vice chair of the board, or if there be no vice chair or in the absence of the vice chair, by the chief executive officer, or if there be no chief executive officer or in the absence of the chief executive officer, by the president, or, in the absence of the president, or, in the absence of any of the foregoing persons, by a chair designated by the Board of Directors, or by a chair chosen at the
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meeting by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast. The individual acting as chair of the meeting may delegate any or all of his or her authority and responsibilities as such to any director or officer of the Corporation present in person at the meeting. The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the order of business at each such meeting shall be as determined by the chair of the meeting and the chair of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, (i) the establishment of procedures for the maintenance of order and safety, (ii) limitation on participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies and such other persons as the chair of the meeting shall permit, (iii) limitation on the time allotted for consideration of each agenda item and for questions or comments by meeting participants, (iv) restrictions on entry to such meeting after the time prescribed for the commencement thereof and (v) the opening and closing of the voting polls. The Board of Directors, in its discretion, or the chair of the meeting, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.
(b)    The Board of Directors or the chair of the meeting may appoint one or more inspectors of elections, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The inspector or inspectors may (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the number of shares represented at a meeting and the validity of proxies or ballots; (iii) count all votes and ballots; (iv) determine any challenges made to any determination made by the inspector(s); and (v) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider, such information as is permitted by applicable law.
(c)    Only such persons who are nominated in accordance with the procedures set forth in Section 2.12 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in Section 2.12. If any proposed nomination or business was not made or proposed in compliance with Section 2.12 (including proper notice under Section 2.13 and including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in compliance with such stockholder’s representation pursuant to clause (a)(iv)(D) of Section 2.13), then the chair of the meeting shall have the power to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. If the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that such proposal or nomination is set forth in the notice of meeting or other proxy materials and notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.10, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction or electronic transmission of the writing) delivered to the
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Corporation prior to the making of such nomination or proposal at such meeting by such stockholder stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.
Section 2.11    Consent to Meetings. Attendance of a person at a meeting (in person or by remote communication) shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called, noticed or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice, to the extent such notice is required, if such objection is expressly made at the time any such matters are presented at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice or consent, except as otherwise provided in these Bylaws.
Section 2.12    Director Nominations and Business Conducted at Meetings of Stockholders. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) by or at the direction of the Board of Directors or the chair of the board or any authorized committee of the Board of Directors, or (ii) by any stockholder of the Corporation who is entitled to vote on such matter at the meeting, who complied with the notice procedures set forth in Section 2.13 and who was a stockholder of record at the time such notice is delivered to the secretary of the Corporation. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or the chair of the board or (ii) by any stockholder of the Corporation who is entitled to vote on such matter at the meeting, who complied with the notice procedures set forth in Section 2.13 and who was a stockholder of record at the time such notice is delivered to the secretary of the Corporation.
Section 2.13    Advance Notice of Director Nominations and Stockholder Proposals by Stockholders.
(a)    For nominations or other business to be properly brought before an annual meeting by a stockholder and for nominations to be properly brought before a special meeting by a stockholder in each case pursuant to Section 2.12, the stockholder of record must have given timely notice thereof in writing to the secretary of the Corporation, and, in the case of business other than nominations, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice for nominations or other business to be properly brought before an annual meeting shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the immediately preceding year’s annual meeting; provided that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement (as defined below) of the date of such meeting is first made by the Corporation. In the event the Corporation calls a special meeting of stockholders for the purpose of submitting a proposal to stockholders for the election of one or more directors to fill any vacancy or newly created directorship on the Board of Directors, any such stockholder entitled to vote on such matter may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting only if the stockholder delivers a written notice complying with the applicable requirements in this Section 2.13 to the secretary at the principal executive offices of the
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Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement (as defined below) of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Notwithstanding anything in this Section 2.13(a) to the contrary, if the number of directors to be elected to the Board of Directors at an annual meeting is increased after the time period for which nominations would otherwise be due under this Section and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) calendar days prior to the first anniversary of the prior year’s annual meeting of stockholders, then a stockholder’s notice required by this Section shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary of the Corporation not later than the close of business on the 10th calendar day following the day on which such public announcement is first made by the Corporation. The notice must be provided by a stockholder of record and must set forth:
(i)    as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person's written consent to being named in the proxy statement as a nominee and accompanying proxy card and to serving as a director if elected, a questionnaire completed and signed by such person (in the form to be provided by the secretary upon written request of any stockholder of record within ten (10) days of such request) with respect to the background and qualification of such proposed nominee and a written representation and agreement (in the form to be provided by the secretary upon written request of any stockholder of record within ten (10) days of such request) that such proposed nominee (A) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question that has not been disclosed to the Corporation or that could limit or interfere with such proposed nominee’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Corporation that has not been disclosed to the Corporation, and (C) would be in compliance, if elected as a director of the Corporation, and will comply with, all applicable publicly disclosed corporate governance, code of conduct and ethics, conflict of interest, confidentiality, corporate opportunities, trading and any other policies and guidelines of the Corporation applicable to directors;
(ii)    as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;
(iii)    as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made or the business is proposed: (A) the name and address of such stockholder, as they appear on the Corporation's books, and the name and address of such beneficial
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owner, (B) the class and number of shares of stock of the Corporation which are owned of record by such stockholder and such beneficial owner as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class and number of shares of stock of the Corporation owned of record by the stockholder and such beneficial owner as of the record date for the meeting, and (C) a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such nomination or business;
(iv)    as to the stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made or the business is proposed, as to such beneficial owner, and if such stockholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such person, a “control person”): (A) the class and number of shares of stock of the Corporation which are beneficially owned (as defined below) by such stockholder or beneficial owner and by any control person as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class and number of shares of stock of the Corporation beneficially owned by such stockholder or beneficial owner and by any control person as of the record date for the meeting, (B) a description of any agreement, arrangement or understanding with respect to the nomination or other business and/or the voting of shares of any class or series of stock of the Corporation between or among such stockholder or beneficial owner or control person or any of their respective affiliates or associates and/or any other person (collectively, “proponent persons”), including, in the case of a nomination, the nominee, including without limitation any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the nomination(s) or other business proposed to be brought before the meeting of stockholders and any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder, beneficial owner or control person) (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding) and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (C) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by, or on behalf of, such proponent person, the effect or intent of which may be to provide any proponent person, directly or indirectly, with the opportunity to mitigate loss, manage risk or benefit from changes in the share price of any class of the Corporation's stock, transfer to or from the proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, or maintain, increase or decrease the voting power of the proponent person with respect to shares of any class of stock of the Corporation, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (D) a description of any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, or understanding pursuant to which such stockholder or beneficial owner has or shares a right, directly or indirectly, to vote any shares of any class or series of capital stock of the Corporation; (E) a description of any agreement, arrangement or understanding with respect to any rights to distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such stockholder or beneficial owner that are separated or separable pursuant to such agreement, arraignment or understanding from the underlying shares of the Corporation; (F) a description of any performance-related fees (other than an asset-based fee) that such stockholder or beneficial owner, directly or
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indirectly, is entitled to receive based on any increase or decrease in the value of shares of any class of capital stock of the Corporation or any interests described in clause (A) of this Section 2.13(a)(iv); (G) a representation whether the stockholder or the beneficial owner, if any, and any control person will engage in a solicitation with respect to the nomination or business and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation and whether such person intends or is part of a group which intends to (x) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding stock required to approve or adopt the business to be proposed or nomination to be made (in person or by proxy) by the stockholder, (y) otherwise solicit proxies or votes from stockholders in support of such proposal or nomination and/or (z) solicit proxies or votes in support of any proposed nominee in accordance with Rule 14a-19 promulgated under the Exchange Act; and (H) the names and addresses of other stockholders and beneficial owners actually known (without any obligation of inquiry) by any stockholder giving the notice (and/or beneficial owner, if any, on whose behalf the nomination or proposal is made) to support such nomination or proposal, and to the extent known, the class and number of all shares of the Corporation’s capital stock owned beneficially and/or of record by such other stockholder(s) and beneficial owner(s); and
(v)    a certification that the stockholder giving the notice and the beneficial owner(s), if any, on whose behalf the nomination is made or the business is proposed, has or have complied with all applicable federal, state and other legal requirements in connection with such stockholder’s and/or each such beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or such stockholder’s and/or each such beneficial owner’s acts or omissions as a stockholder of the Corporation, including, without limitation, in connection with such nomination or proposal.
(b)    A stockholder providing notice of a proposed nomination for election to the Board of Directors or other business proposed to be brought before a meeting shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (x) as of the record date for determining the stockholders entitled to notice of the meeting and (y) as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof. For the avoidance of doubt, the obligation to update and supplement as set forth in this Section 2.13(b) or any other section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any stockholder’s notice, including, without limitation, any representation required herein, extend any applicable deadlines under these Bylaws or enable or be deemed to permit a stockholder who has previously submitted a stockholder's notice under these Bylaws to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of stockholders. Any such update and supplement shall be delivered in writing to the secretary at the principal offices of the Corporation (i) in the case of any update and supplement required to be made as of the record date for notice of the meeting, not later than five (5) days after the later of such record date and the public announcement of such record date and (ii) in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or adjournment or postponement thereof, not later than ten (10) days prior to the date of the meeting or any adjournment or postponement thereof. The Corporation may require any proposed nominee to furnish within ten (10) days of a request therefor such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation, including information relevant to a determination whether such proposed nominee is qualified under the Articles of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or any law or regulation applicable to the Corporation to serve as a director of the Corporation.
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(c)    For purposes of Section 2.13(a), a “public announcement” shall mean disclosure (x) in a press release released by the Corporation following its customary procedures and reported by the Dow Jones News Service, Associated Press, Business Wire or PR Newswire or a comparable national news service or is generally available on internet news sites or (y) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of clause (a)(iv)(A) of this Section 2.13, shares shall be treated as “beneficially owned” by a person if the person beneficially owns such shares, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder or has or shares pursuant to any agreement, arrangement or understanding (whether or not in writing): (i) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both), (ii) the right to vote such shares, alone or in concert with others and/or (iii) investment power with respect to such shares, including the power to dispose of, or to direct the disposition of, such shares.
(d)     Notwithstanding the foregoing provisions of this Section 2.13, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.13; provided, however, that, to the fullest extent permitted by law, any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws (including clause (iii) of each of the first and second sentences of Section 2.12), and compliance with clause (iii) of each of the first and second sentences of Section 2.12 of these Bylaws shall be the exclusive means for a stockholder to make nominations or submit other business. Nothing in these Bylaws shall be deemed to affect any rights of the holders of any class or series of preferred stock pursuant to any applicable provision of the Articles of Incorporation.
(e)    This Section 2.13 shall not apply to notice of a proposal to be made by a stockholder if the stockholder has notified the Corporation of his, her or its intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.
(f)    If the stockholder does not provide the information required under clause (a)(iii)(B) and clauses (a)(iv)(A)-(C) of this Section 2.13 to the Corporation within the time frames specified herein, or if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. The chair of the meeting shall have the power to determine whether notice of a nomination or of any business proposed to be brought before the meeting was properly made in accordance with the procedures set forth in this Section 2.13. Notwithstanding anything to the contrary in these Bylaws, unless otherwise required by law, if any stockholder or proponent person (i) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act with respect to any proposed nominee and (ii) subsequently fails to comply with the requirements of Rule 14a-19 promulgated under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such stockholder has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence), then the nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any annual meeting (or any supplement thereto) and notwithstanding that proxies or
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votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If any stockholder or proponent person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five (5) business days prior to the date of the meeting and any adjournment or postponement thereof, reasonable evidence that it or such stockholder associated person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.
Section 2.14    Meetings Through Remote Communications. Stockholders may participate in a meeting of the stockholders by any means of remote communication or other available technology utilized by the Corporation, including without limitation, videoconferencing, teleconferencing, webcast or other similar method of communication by which all individuals participating in the meeting can hear each other. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a stockholder and (b) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. If any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation. Participation in a meeting pursuant to this Section 2.14 constitutes presence in person at the meeting. Notwithstanding anything to the contrary in these Bylaws, a meeting of stockholders may be held solely by remote communication pursuant to and in accordance with NRS 78.320(4)-(6).
ARTICLE III
DIRECTORS
Section 3.1    General Powers; Performance of Duties. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as otherwise provided in the NRS or the Articles of Incorporation.
Section 3.2    Number, Tenure, and Qualifications.
(a)    The Board of Directors shall consist of at least one (1) individual and not more than nine (9) individuals, with the number of directors within the foregoing fixed minimum and maximum fixed and thereafter changed from time to time solely by resolution adopted by the Board of Directors without the need for an amendment to these Bylaws or the Articles of Incorporation. Each director shall hold office until his or her respective successor shall be elected or appointed and qualified or until his or her earlier death, retirement, disqualification, resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. No provision of this Section 3.2 shall restrict the right of the Board of Directors to fill vacancies or the right of the stockholders to remove directors, each as provided in these Bylaws.
(b)    No person shall qualify for service as a director of the Corporation if he or she is a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation, or has received any such compensation or other payment from any person or entity other than the Corporation, in each case in connection with candidacy or service as a director of the Corporation; provided that agreements providing only for indemnification and/or reimbursement of out-of-pocket expenses in connection with candidacy as a director (but not, for the avoidance of doubt, in connection with service as a director) and any pre-existing employment agreement a candidate has with his or her employer (not entered into in contemplation of the employer’s investment
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in the Corporation or such employee’s candidacy as a director), shall not be disqualifying under this provision.
Section 3.3    Chair of the Board. The Board of Directors shall elect a chair of the board from the members of the Board of Directors, who shall preside at all meetings of the Board of Directors and stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws or as provided by law.
Section 3.4    Vice Chair of the Board. The Board of Directors may elect a vice chair of the board from the members of the Board of Directors who shall preside at all meetings of the Board of Directors and stockholders at which he or she shall be present and the chair is not present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws or as provided by law.
Section 3.5    Removal and Resignation of Directors. Subject to any rights of the holders of preferred stock, if any, and except as otherwise provided in the NRS or the Articles of Incorporation, any director may be removed from office with or without cause by the affirmative vote of the holders of not less than two-thirds (2/3) of the voting power of the issued and outstanding stock of the Corporation entitled to vote generally in the election of directors (voting as a single class) excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred. Any director may resign effective upon giving written notice, unless the notice specifies a later time for effectiveness of such resignation, to the chair of the board, the president or the secretary, or in the absence of all of them, any other officer of the Corporation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise expressly provided in the resignation.
Section 3.6    Vacancies; Newly Created Directorships. Subject to any rights of the holders of preferred stock, if any, any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority vote of the directors then in office or by a sole remaining director, in either case though less than a quorum, and the director(s) so chosen shall hold office for a term expiring at the next annual meeting of stockholders and when their respective successors are elected or appointed and qualified, at which the term of the class to which he or she has been elected expires, or until their earlier resignation, death, retirement, disqualification or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.
Section 3.7    Annual and Regular Meetings. The Board of Directors may hold an annual meeting of the Board of Directors without call or notice other than this Section 3.7, to transact such business as the Board of Directors deems necessary or appropriate. The Board of Directors may provide by resolution the physical location (if any), means of remote communication (if any), date, and hour for holding regular meetings between annual meetings, and if the Board of Directors so provides with respect to a regular meeting, notice of such regular meeting shall not be required.
Section 3.8    Special Meetings. Subject to any rights of the holders of preferred stock, if any, and except as otherwise required by law, special meetings of the Board of Directors may be called only by the chair of the board, the chief executive officer, or by the president or the secretary, and shall be called by the chair of the board, the chief executive officer, the president, or the secretary upon the request of at least a majority of the Board of Directors. If the chair of the board, the chief executive
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officer, the president, and the secretary, fails for any reason to call such special meeting, a special meeting may be called by a notice signed by at least a majority of the Board of Directors. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting of the Board of Directors.
Section 3.9    Place of Meetings. Any regular or special meeting of the Board of Directors may be held at such physical location and/or by such means of remote communication as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate. A waiver of notice signed by the directors may designate any physical location and/or means of remote communication for the holding of such meeting.
Section 3.10    Notice of Meetings. Except as otherwise provided in Section 3.7, there shall be delivered to each director at the address appearing for him or her on the records of the Corporation, at least twenty-four (24) hours before the time of such meeting, a copy of a written notice of any meeting (i) by delivery of such notice personally, (ii) by mailing such notice postage prepaid, (iii) by facsimile, (iv) by overnight courier, or (v) by electronic transmission or electronic writing, including, without limitation, e-mail. If mailed to an address inside the United States, the notice shall be deemed delivered two (2) business days following the date the same is deposited in the United States mail, postage prepaid. If mailed to an address outside the United States, the notice shall be deemed delivered four (4) business days following the date the same is deposited in the United States mail, postage prepaid. If sent via overnight courier, the notice shall be deemed delivered the business day following the delivery of such notice to the courier. If sent via facsimile, the notice shall be deemed delivered upon sender’s receipt of confirmation of the successful transmission. If sent by electronic transmission (including, without limitation, e-mail), the notice shall be deemed delivered when directed to the e-mail address of the director appearing on the records of the Corporation and otherwise pursuant to the applicable provisions of NRS Chapter 75. If the address of any director is incomplete or does not appear upon the records of the Corporation it will be sufficient to address any notice to such director at the registered office of the Corporation. Any director may waive notice of any meeting, and the attendance of a director at a meeting and oral consent entered on the minutes of such meeting shall constitute waiver of notice of the meeting unless such director objects, prior to the transaction of any business, that the meeting was not lawfully called, noticed or convened. Attendance for the express purpose of objecting to the transaction of business thereat because the meeting was not properly called or convened shall not constitute presence or a waiver of notice for purposes hereof.
Section 3.11    Quorum; Adjourned Meetings.
(a)    A majority of the directors in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business.
(b)    At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.
Section 3.12    Manner of Acting. Except as provided in Section 3.14, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present is the act of the Board of Directors.
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Section 3.13    Meetings Through Electronic Communications. Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by any means of remote communication or other available technology utilized by the Corporation, including, without limitation, videoconferencing, teleconferencing, webcast or other similar method of communication by which all individuals participating in the meeting can hear each other. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a director or member of the committee, as the case may be, and (b) provide the directors or members of the committee a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members of the committee, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 3.13 constitutes presence in person at the meeting.
Section 3.14    Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the Board of Directors or the committee, excluding any director(s) not required to sign such consent pursuant to and in accordance with NRS 78.315(2). The written consent may be signed manually or electronically (or by any other means then permitted under the NRS) and in counterparts, including, without limitation, counterparts delivered by facsimile or electronic transmission, and shall be filed with the minutes of the proceedings of the Board of Directors or committee.
Section 3.15    Powers and Duties.
(a)    Except as otherwise restricted by NRS Chapter 78 or the Articles of Incorporation, the Board of Directors has full control over the business and affairs of the Corporation. The Board of Directors may delegate any of its authority to manage, control or conduct the business of the Corporation to any standing or special committee, or to any officer or agent, and to appoint any persons to be agents of the Corporation with such powers, including the power to subdelegate, and upon such terms as it deems fit.
(b)    The Board of Directors, in its discretion, or the chair presiding at a meeting of stockholders, in his or her discretion, may submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called and noticed for the purpose of considering any such contract or act, provided a quorum is present.
(c)    The Board of Directors may, by resolution passed by at least a majority of the Board of Directors, designate one or more committees, provided that each such committee must have at least one director of the Corporation as a member. Unless the Articles of Incorporation, the charter of the committee, or the resolutions designating the committee expressly require that all members of such committee be directors of the Corporation, the Board of Directors may appoint natural persons who are not directors of the Corporation to serve on such committee. The Board of Directors may designate one or more individuals as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another individual to act at the meeting in the place of any such absent or disqualified member. Subject to applicable law and to the extent provided in the resolution of the Board of Directors, any such committee shall have and may exercise all the
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powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided in the resolution of the Board of Directors designating such committee. Unless otherwise provided in such a resolution, the presence of at least a majority of the members then serving on the committee shall be necessary to constitute a quorum unless there are only one or two members then serving, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present at a meeting of the committee at which a quorum is present.
Section 3.16    Compensation. The Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the Board of Directors establishes the compensation of directors pursuant to this Section 3.16, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.
Section 3.17    Organization. Meetings of the Board of Directors shall be presided over by the chair of the board, or in the absence of the chair of the board by the vice chair, or in his or her absence by a chair chosen at the meeting. The secretary, or in the absence, of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary, the chair of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chair of the meeting.
ARTICLE IV
OFFICERS
Section 4.1    Election. The Board of Directors shall elect or appoint at least a president, a secretary and a treasurer or the equivalents thereof in accordance with NRS 78.130(1). The Board of Directors may from time to time, by resolution, elect or appoint such other officers and agents as it may deem advisable, who shall hold office at the pleasure of the Board of Directors, and shall have such powers and duties and be paid such compensation as may be directed by the Board of Directors. Each officer of the Corporation shall serve until their respective successors are elected and appointed and shall qualify or until their earlier resignation or removal. Any individual may simultaneously hold two or more offices.
Section 4.2    Removal; Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause. Any officer may resign at any time upon written notice to the Corporation. Any such removal or resignation shall be subject to the rights, if any, of the respective parties under any contract between the Corporation and such officer or agent.
Section 4.3    Vacancies. Any vacancy in any office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.
Section 4.4    Chief Executive Officer. The Board of Directors may elect a chief executive officer who, subject to the supervision and control of the Board of Directors, shall have the ultimate responsibility for the management and control of the business and affairs of the Corporation, and perform such other duties and have such other powers as may be reasonably incident to such
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responsibility or which are delegated to him or her by the Board of Directors, these Bylaws or as provided by law.
Section 4.5    President. The president (if not the chief executive officer), subject to the supervision and control of the Board of Directors or chief executive officer, shall in general actively supervise and control the business and affairs of the Corporation. The president shall keep the Board of Directors fully informed as the Board of Directors may request and shall consult the Board of Directors concerning the business of the Corporation. The president shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors, the chief executive officer, if any, these Bylaws or as provided by law or as customarily exercised by a president. If a chief executive officer of the Corporation is not elected or appointed, the president shall also be deemed the chief executive officer of the Corporation.
Section 4.6    Vice Presidents. The Board of Directors may elect one or more vice presidents. In the absence or disability of the president, or at the president’s request, the vice president or vice presidents, in order of their rank as fixed by the Board of Directors, and if not ranked, the vice presidents in the order designated by the Board of Directors, or in the absence of such designation, in the order designated by the president, shall perform all of the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions on the president. Each vice president shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors, the chief executive officer, the president, these Bylaws or as provided by law.
Section 4.7    Secretary. The secretary shall attend all meetings of the stockholders, the Board of Directors and any committees thereof, and shall keep, or cause to be kept, the minutes of proceedings thereof in books provided for that purpose. He or she shall keep, or cause to be kept, a register of the stockholders of the Corporation and shall be responsible for the giving of notice of meetings of the stockholders, the Board of Directors and any committees, and shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law. The secretary shall be custodian of the corporate seal, if any, the records of the Corporation, the stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or any appropriate committee may direct. The secretary shall perform all other duties commonly incident to his or her office and shall perform such other duties which are assigned to him or her by the Board of Directors, the chief executive officer, the president, these Bylaws or as provided by law.
Section 4.8    Assistant Secretaries. An assistant secretary shall, at the request of the secretary, or in the absence or disability of the secretary, perform all the duties of the secretary. He or she shall perform such other duties as are assigned to him or her by the Board of Directors, the chief executive officer, the president, these Bylaws or as provided by law.
Section 4.9    Treasurer. The treasurer shall have the care and custody of, and be responsible for, all of the money, funds, securities, receipts and valuable papers, documents and instruments of the Corporation, and all books and records relating thereto. The treasurer shall keep, or cause to be kept, full and accurate books of accounts of the Corporation’s transactions, which shall be the property of the Corporation, and shall render financial reports and statements of condition of the Corporation when so requested by the Board of Directors, the chair of the board, the chief executive officer, or the president. The treasurer shall perform all other duties commonly incident to his or her office and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the chief executive officer, the president, these Bylaws or as provided by law. The treasurer shall, if required by the Board
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of Directors, give a bond to the Corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of the treasurer and for restoration to the Corporation, in the event of the treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the treasurer’s custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation. If a chief financial officer of the Corporation has not been elected or appointed, the treasurer shall also be deemed the chief financial officer of the Corporation.
Section 4.10    Assistant Treasurers. An assistant treasurer shall, at the request of the treasurer, or in the absence or disability of the treasurer, perform all the duties of the treasurer. He or she shall perform such other duties which are assigned to him or her by the Board of Directors, the chief executive officer, the president, the treasurer, the chief financial officer, these Bylaws or as provided by law. The Board of Directors may require an assistant treasurer to give a bond to the Corporation in such sum and with such security as it may approve, for the faithful performance of the duties of the assistant treasurer, and for restoration to the Corporation, in the event of the assistant treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the assistant treasurer’s custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation.
Section 4.11    Execution of Negotiable Instruments, Deeds and Contracts. All (i) checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money of the Corporation, (ii) deeds, mortgages, proxies, powers of attorney and other written contracts, documents, instruments and agreements to which the Corporation shall be a party and (iii) assignments or endorsements of stock certificates, registered bonds or other securities owned by the Corporation shall be signed in the name of the Corporation by the chief executive officer, president, chief financial officer, secretary or such other officers or other persons as the Board of Directors may from time to time designate. The Board of Directors may authorize the use of the facsimile or electronic signatures of any such persons. Any officer of the Corporation shall be authorized to attend, act and vote, or designate another officer or an agent of the Corporation to attend, act and vote, at any meeting of the owners of any entity in which the Corporation may own an interest or to take action by written consent in lieu thereof. Such officer or agent, at any such meeting or by such written action, shall possess and may exercise on behalf of the Corporation any and all rights and powers incident to the ownership of such interest.
ARTICLE V
CAPITAL STOCK
Section 5.1    Issuance. Shares of the Corporation’s authorized capital stock shall, subject to any provisions or limitations of the laws of the State of Nevada, the Articles of Incorporation or any contracts or agreements to which the Corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors.
Section 5.2    Stock Certificates and Uncertificated Shares.
(a)    Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by (i) the chief executive officer, the president, or a vice president and (ii) the secretary, an assistant secretary, the treasurer or the chief financial officer of the Corporation (or any other two officers or agents so authorized by the Board of Directors), certifying the number of shares of stock owned by him, her or it in the Corporation; provided that the Board of Directors may authorize the issuance of uncertificated shares of some or all of any or all classes or series
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of the Corporation’s stock. Any such issuance of uncertificated shares shall have no effect on existing certificates for shares until such certificates are surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Whenever any such certificate is countersigned or otherwise authenticated by a transfer agent, transfer clerk or registrar (other than the Corporation), then a facsimile or electronic signatures of any corporate officers or agents, the transfer agent, transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. In the event that any officers who have signed, or whose facsimile or electronic signatures have been used on any certificates for stock cease to be officers because of death, resignation or other reason, before the certificates for stock have been delivered by the Corporation, the certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the persons who signed the certificates, or whose facsimile or electronic signatures have been used thereon, had not ceased to be officers of the Corporation.
(b)    Within a reasonable time after the issuance or transfer of any uncertificated shares on the books of the Corporation, the Corporation or its transfer agent, transfer clerk or registrar shall send to the registered holder thereof a written statement certifying the number and class (and the designation of the series, if any) of the shares owned by such stockholder in the Corporation and any restrictions on the transfer or registration of such shares imposed by the Articles of Incorporation, these Bylaws, any agreement among stockholders or any agreement between the stockholders and the Corporation, and, within 10 days after receipt of a written request therefor from the stockholder of record, the Corporation or its transfer agent, transfer clerk or registrar shall provide to such stockholder of record holding uncertificated shares, a written statement confirming the information contained in such written statement previously sent to the stockholder of record. The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates. Except as otherwise expressly provided by the NRS, the rights and obligations of the stockholders of the Corporation shall be identical whether or not their shares of stock are represented by certificates.
(c)    Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Corporation’s organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid. In addition to the foregoing, all certificates evidencing shares of the Corporation’s stock or other securities issued by the Corporation shall contain such legend or legends as may from time to time be required by the NRS or such other federal, state or local laws or regulations then in effect.
Section 5.3    Surrendered; Lost or Destroyed Certificates. All certificates surrendered to the Corporation, except those representing treasury shares, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the Corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and, if required by the Board of Directors, an indemnity bond in an amount not less than twice the then-current market value of the stock, and upon such terms as the treasurer or the Board of Directors shall require which shall indemnify the Corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate. Prior to the surrender to the Corporation of a
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certificate for shares of stock or notification to the Corporation of the transfer of uncertificated shares with a request to record the transfer of such shares, the Corporation may treat the registered owner of such shares as the person entitled to receive dividends and other distributions, to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner of such shares. To the fullest extent permitted by law, the Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof.
Section 5.4    Replacement Certificate. When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the Corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, the merger of the Corporation with another Corporation or the conversion or reorganization of the Corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.
Section 5.5    Transfer of Shares. No transfer of stock shall be valid as against the Corporation except on surrender and cancellation of any certificate(s) therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment (to the extent such shares are evidenced by a physical stock certificate) or by delivery of transfer instructions (in the case of uncertificated shares) and any documents required therefor to the person in charge of the stock and transfer books and ledgers and in compliance with any procedures adopted by the Corporation or its agents and applicable law, and a record shall be made of each such transfer. Certificates representing such shares, if any, shall be cancelled and new certificates (if the shares are to be certificated) or uncertificated shares (if the shares are to be uncertificated) shall thereupon be issued. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer in the records of the Corporation. The Corporation shall, subject to applicable law, have power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of certificates for shares of stock of the Corporation or uncertificated shares.
Section 5.6    Transfer Agent; Registrars. The Board of Directors may appoint one or more transfer agents, transfer clerks and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agents, transfer clerks and/or registrars of transfer.
Section 5.7    Miscellaneous. The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Corporation’s stock.
Section 5.8    Inapplicability of Controlling Interest Statutes. Notwithstanding any other provision in these Bylaws to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Corporation shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock.
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ARTICLE VI
DISTRIBUTIONS
Distributions (as defined in NRS 78.191) may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board of Directors and may be paid in money, shares of corporate stock, property or any other medium not prohibited under applicable law. The Board of Directors may fix in advance a record date, in accordance with and as provided in Section 2.5, prior to the distribution for the purpose of determining stockholders entitled to receive any distribution.
ARTICLE VII
RECORDS AND REPORTS; CORPORATE SEAL; FISCAL YEAR
Section 7.1    Records. All original records of the Corporation, shall be kept at the principal office of the Corporation by or under the direction of the secretary or at such other place or by such other person as may be prescribed by these Bylaws or the Board of Directors.
Section 7.2    Corporate Seal. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except as otherwise specifically provided in these Bylaws, any officer of the Corporation shall have the authority to affix the seal to any document requiring it.
Section 7.3    Fiscal Year-End. The fiscal year-end of the Corporation shall be December 31 or such other date as may be fixed from time to time by resolution of the Board of Directors.
ARTICLE VIII
INDEMNIFICATION
Section 8.1    Indemnification and Insurance.
(a)    Indemnification of Directors and Officers.
(i)    For purposes of this Article VIII, (A) “Indemnitee” shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as defined below), by reason of the fact that he or she is or was a director, officer, employee or agent (including, without limitation, as a trustee, fiduciary, administrator or manager) of the Corporation or any predecessor entity thereof, or is or was serving in any capacity at the request of the Corporation as a director, manager or managing member (of a limited liability company), officer, employee or agent (including, without limitation, as a trustee, fiduciary administrator or partner) of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and (B) “Proceeding” shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.
(ii)    Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of the State of Nevada, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to
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believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section 8.1, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.
(iii)    Indemnification pursuant to this Section 8.1 shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent of the Corporation or any predecessor entity thereof or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators.
(iv)    The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as such expenses are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of such Indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an Indemnitee is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred in by him or her in connection with the defense.
(b)    Indemnification of Employees and Other Persons. The Corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.
(c)    Non-Exclusivity of Rights. The rights to indemnification provided in this Article VIII shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of stockholders or directors, or otherwise.
(d)    Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee,
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member, managing member or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.
(e)    Other Financial Arrangements. The other financial arrangements which may be made by the Corporation may include the following (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; and (iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.
(f)    Other Matters Relating to Insurance or Financial Arrangements. Any insurance or other financial arrangement made on behalf of a person pursuant to this Section 8.1 may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by the Corporation. In the absence of fraud, (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 8.1 and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.
Section 8.2    Amendment. The provisions of this Article VIII relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in this Section 8.2. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article VIII which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws (including, without limitation, Article X), no repeal or amendment of these Bylaws shall affect any or all of this Article VIII so as to limit or reduce the indemnification in any manner unless adopted by (i) the unanimous vote of the directors of the Corporation then serving, or (ii) by the stockholders as set forth in Article X; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.
ARTICLE IX
CHANGES IN NEVADA LAW
References in these Bylaws to the laws of the State of Nevada or the NRS or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (i) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article VIII, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (ii) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of
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expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.
ARTICLE X
AMENDMENT OR REPEAL
In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend, rescind or repeal these Bylaws, in whole or in part, or to adopt new bylaws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Nevada or the Articles of Incorporation. Authority to make, alter, amend, rescind or repeal these Bylaws, in whole or in part, or to adopt new bylaws, is granted exclusively to the Board of Directors.
ARTICLE XI
FORUM FOR ADJUDICATION OF DISPUTES
Section 11.1    Forum for Adjudication of Disputes. To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative (a) brought in the name or right of the Corporation or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any current or former director, officer or controlling stockholder of the Corporation in such capacity, (c) any internal action (as defined in NRS 78.046) including any action asserting a claim against the Corporation arising pursuant to any provision of NRS Title 7 (including NRS Chapters 78 and 92A), the Articles of Incorporation or these Bylaws, any agreement entered into pursuant to NRS 78.365, or as to which the NRS confers jurisdiction on the district court of the State of Nevada, (d) to interpret, apply, enforce or determine the validity of the Articles of Incorporation or these Bylaws or (e) asserting a claim governed by the internal affairs doctrine; provided that such exclusive forum provisions will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor and in the event that no state district court in the State of Nevada has jurisdiction over any such action, suit or proceeding, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by applicable law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States of America, including, in each case, the applicable rules and regulations promulgated thereunder.
Section 11.2    Deemed Notice and Consent. To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) these Bylaws (including this Article XI), (b) the Articles of Incorporation and (c) any amendment to these Bylaws or the Articles of Incorporation enacted or adopted in accordance with these Bylaws, the Articles of Incorporation and applicable law.
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Section 11.3    Severability. If any provision or provisions of these Bylaws shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision or provisions in any other circumstance and of the remaining provisions of these Bylaws (including, without limitation, each portion of any paragraph of these Bylaws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision or provisions to other persons, entities and circumstances shall not in any way be affected or impaired thereby.
*    *    *    *

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CERTIFICATION
The undersigned, as the duly elected Secretary of Jushi Holdings Inc., a Nevada corporation (the “Corporation”), does hereby certify that the Board of Directors of the Corporation adopted the foregoing Bylaws as of __________, 2026.

Secretary
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Appendix C
Arrangement Dissent Provisions
DIVISION 2 OF PART 8 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
Definitions and application
237 (1) In this Division:
“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;
“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;
“payout value” means,
(a)    in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,
(b)    in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,
(c)    in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or
(d)    in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations, excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2) This Division applies to any right of dissent exercisable by a shareholder except to the extent that
(a)    the court orders otherwise, or
(b)    in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent
238 (1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:
1

(a)    under section 260, in respect of a resolution to alter the articles
(i)    to alter restrictions on the powers of the company or on the business the company is permitted to carry on,
(ii)    without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91; or
(iii)    without limiting subparagraph (i), in the case of a benefit company, to alter the company’s benefit provision;
(b)    under section 272, in respect of a resolution to adopt an amalgamation agreement;
(c)    under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;
(d)    in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;
(e)    under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;
(f)    under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;
(g)    in respect of any other resolution, if dissent is authorized by the resolution;
(h)    in respect of any court order that permits dissent
(1.1)    A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.

(2) A shareholder wishing to dissent must
(a)    prepare a separate notice of dissent under section 242 for
(i)    the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and
(ii)    each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,
(b)    identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and
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(c)    dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.
(3) Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must
(a)    dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and
(b)    cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.
Waiver of right to dissent
239 (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.
(2) A shareholder wishing to waive a right of dissent with respect to a particular corporate action must
(a)    provide to the company a separate waiver for
(i)    the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and
(ii)    each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and
(b)    identify in each waiver the person on whose behalf the waiver is made.
(3) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to
(a)    the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and
(b)    any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.
(4) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person
3

who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.
Notice of resolution
240 (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,
(a)    a copy of the proposed resolution, and
(b)    a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.
(2) If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,
(a)    a copy of the proposed resolution, and
(b)    a statement advising of the right to send a notice of dissent.
(3) If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,
(a)    a copy of the resolution,
(b)    a statement advising of the right to send a notice of dissent, and
(c)    if the resolution has passed, notification of that fact and the date on which it was passed.
(4) Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.
Notice of court orders
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241 If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent
(a)    a copy of the entered order, and
(b)    a statement advising of the right to send a notice of dissent.
Notice of dissent
242 (1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) or (1.1) must,
(a)    if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,
(b)    if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or
(c)    if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of
(i)    the date on which the shareholder learns that the resolution was passed, and
(ii)    the date on which the shareholder learns that the shareholder is entitled to dissent.
(2) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company
(a)    on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or
(b)    if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.
(3) A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company
(a)    within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or
5

(b)    if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241
(4) A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:
(a)    if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;
(b)    if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and
(i)    the names of the registered owners of those other shares,
(ii)    the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and
(iii)    a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;
(c)    if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and
(i)    the name and address of the beneficial owner, and
(ii)    a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name
(5) The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.
Notice of intention to proceed
243 (1) A company that receives a notice of dissent under section 242 from a dissenter must,
(a)    if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of
(i)    the date on which the company forms the intention to proceed, and
6

(ii)    the date on which the notice of dissent was received, or
(b)    if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.
(2) A notice sent under subsection (1) (a) or (b) of this section must
(a)    be dated not earlier than the date on which the notice is sent,
(b)    state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and
(c)    advise the dissenter of the manner in which dissent is to be completed under section 244.
Completion of dissent
244 (1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,
(a)    a written statement that the dissenter requires the company to purchase all of the notice shares,
(b)    the certificates, if any, representing the notice shares, and
(c)    if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.
(2) The written statement referred to in subsection (1) (c) must
(a)    be signed by the beneficial owner on whose behalf dissent is being exercised, and
(b)    set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out
(i)    the names of the registered owners of those other shares,
(ii)    the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and
(iii)    that dissent is being exercised in respect of all of those other shares.
(3) After the dissenter has complied with subsection (1),
(a)    the dissenter is deemed to have sold to the company the notice shares, and
7

(b)    the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.
(4) Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.
(5) Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person
(6) A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.
Payment for notice shares
245 (1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must
(a)    promptly pay that amount to the dissenter, or
(b)    if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.
(2) A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may
(a)    determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,
(b)    join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and
(c)    make consequential orders and give directions it considers appropriate.
(3) Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must
8

(a)    pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or
(b)    if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.
(4) If a dissenter receives a notice under subsection (1) (b) or (3) (b),
(a)    the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or
(b)    if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.
(5) A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that
(a)    the company is insolvent, or
(b)    the payment would render the company insolvent.
Loss of right to dissent
246 The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:
(a)    the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;
(b)    the resolution in respect of which the notice of dissent was sent does not pass;
(c)    the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;
(d)    the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;
9

(e)    the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;
(f)    a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;
(g)    with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;
(h)    the notice of dissent is withdrawn with the written consent of the company;
(i)    the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.
Shareholders entitled to return of shares and rights
247 If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,
(a)    the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244(1) (b) or, if those share certificates are unavailable, replacements for those share certificates,
(b)    the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and
(c)    the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.
10

Appendix D
Interim Order

D-1

NO. [[●]]
VANCOUVER REGISTRY
IN THE SUPREME COURT OF BRITISH COLUMBIA

JUSHI HOLDINGS INC.
PETITIONER
RE: IN THE MATTER OF SECTION 288 OF THE BUSINESS     CORPORATIONS ACT, S.B.C. 2002, C.57
AND:
IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING JUSHI HOLDINGS INC. AND THE SHAREHOLDERS OF JUSHI HOLDINGS INC.
ORDER MADE AFTER APPLICATION

BEFORE	) ) ) ) )	ASSOCIATE JUSTICE	) ) ) ) )	[●], 2026
ON THE APPLICATION of the Petitioner, Jushi Holdings Inc. (the “Petitioner” or “Jushi”), pursuant to sections 186 and 288-297 of the Business Corporations Act, S.B.C. 2002, c. 57, as amended (the “BCBCA”), for an Interim Order for directions in seeking approval of a plan of arrangement under Division 5 of Part 9 of the BCBCA (the “Plan of Arrangement”), coming on for hearing at the Law Courts, 800 Smithe Street, Vancouver, British Columbia on [●], AND ON HEARING Mark Pontin, counsel for the Petitioner, AND UPON READING the Petition and other materials filed herein AND UPON being advised that it is the intention of Jushi to rely upon Section 3(a)(10), of the United States Securities Act of 1933, as amended (the “1933 Act” ) as a basis for an exemption from the registration requirements of the 1933 Act with respect to the exchange of shares of Jushi in connection with the Continuance (as defined below) under the proposed Plan of Arrangement based on the Court’s approval of the Arrangement (as defined below) and determination that the Arrangement is substantively and procedurally fair to those who will receive securities of Jushi pursuant to the Arrangement;

THIS COURT ORDERS that:
DEFINITIONS
1.    As used in this order made after application (the “Interim Order”), unless otherwise defined, defined terms have the respective meanings set out in the draft Notice of Annual and Special Meeting and Information Circular (the “Information Circular”) relating to the annual and special meeting of the Shareholders of Jushi attached as Exhibit “B” to the Affidavit #1 of [●], sworn [●] (the “Jushi Affidavit”).
MEETING
2.    Pursuant to sections 289 and 291 of the BCBCA, Jushi is authorized and directed to call a meeting (the “Jushi Meeting”) of the holders (the “Shareholders”) of the issued and outstanding subordinate voting shares (the “Subordinate Voting Shares”), to be held at 301 Yamato Road, Suite 3250, Boca Raton, FL 33431 on [●], 2026 commencing at [●] (Eastern time), subject to any adjournment or adjournments thereof:
(a)    to consider and, if thought fit, pass, with or without amendment, among other matters, the special resolution (in the form attached as Appendix [●] to the Information Circular) (the “Arrangement Resolution”) approving the arrangement (the “Arrangement”) under section 288 of the BCBCA involving, among other things the continuance of Jushi from the laws of British Columbia, Canada to the laws of the State of Nevada in the United States (the “Continuance”);
(b)    to approve one or more adjournments of the Jushi Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Jushi Meeting to approve the Plan of Arrangement; and
(c)    to transact such further or other business as may properly come before the Jushi Meeting and any adjournment or postponement thereof.
3.    The Jushi Meeting shall be called, held and conducted in accordance with the BCBCA, applicable securities legislation, the Information Circular, and the Articles of Jushi, subject to the terms of this Interim Order, and any further order of this Court, and the rulings and directions of the Chair of the Jushi Meeting, such rulings and directions not to be inconsistent with this Interim Order and to the extent of any inconsistency or discrepancy between this Interim Order and the terms of any instrument creating or governing or collateral to the Subordinate Voting Shares, or the Articles of Jushi, this Interim Order shall govern.
4.    The Chair of the Jushi Meeting shall be the Chair of the Board of Directors of Jushi or such other person authorized in accordance with the Articles of Jushi. The Chair is at liberty to call on the assistance of legal counsel to Jushi at any time and from time to time as the Chair of the Jushi Meeting may deem necessary or appropriate.

ADJOURNMENT
5.    Notwithstanding the provisions of the BCBCA and the Articles of Jushi, Jushi, if it deems advisable, is specifically authorized to adjourn or postpone the Jushi Meeting on one or more occasions without the necessity of first convening the Jushi Meeting or first obtaining any vote of the Shareholders respecting the adjournment or postponement and without the need for approval of the Court. Notice of any such adjournments or postponements shall be given by press release, news release, newspaper advertisement, or by notice sent to the Shareholders by the methods specified in paragraph 11 of this Interim Order, as determined to be the most appropriate method of communication by the Jushi Board of Directors.
6.    The Record Date (as defined in paragraph 8 below) shall not change in respect of adjournments or postponements of the Jushi Meeting.
AMENDMENTS
7.    Prior to the Jushi Meeting, Jushi is authorized to make amendments, revisions or supplements to the Plan of Arrangement without any additional notice to the Shareholders or further order of this Court, and the Plan of Arrangement as so amended, revised and/or supplemented shall be the Plan of Arrangement submitted to the Jushi Meeting and the subject of the Arrangement.
RECORD DATE
8.    The record date for the determination of the Shareholders entitled to receive notice of and to vote at the Jushi Meeting in respect of the Arrangement is [●], 2026 (the “Record Date”). Only Shareholders whose names were entered in the register of Jushi at the close of business on the Record Date will be entitled to receive notice of and to vote at the Jushi Meeting in respect of the Arrangement.
NOTICE OF MEETING
9.    The Information Circular is hereby deemed to represent sufficient and adequate disclosure, including for the purpose of section 290(1)(a) of the BCBCA, and Jushi shall not be required to make available to the Shareholders any other or additional statement pursuant to section 290(1)(a) of the BCBCA.
10.    The Information Circular, which includes an explanation of the effect of the Arrangement, the Arrangement Resolution, the Plan of Arrangement, copies of the Interim Order, Petition, and Notice of Hearing of Petition, and the forms of proxy for Shareholders, (collectively referred to as the “Meeting Materials”) in substantially the same form as contained in Exhibits “B” and “C” to the Jushi Affidavit, with such deletions, amendments or additions thereto as may be necessary or desirable, provided that such amendments are not inconsistent with the terms of this Interim Order, shall be made available to the Shareholders using the notice-and-access rules (“Notice-and-Access”) adopted by the Canadian Securities Administrators under National Instrument

54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”) and applicable U.S securities laws. The Information Circular will be available on Jushi’s website at [●] and under Jushi’s profile on SEDAR+ at sedarplus.ca. The Information Circular shall include instructions for non-registered and registered shareholders of Jushi on how to obtain paper copies of the Meeting Materials.
11.    A notice of annual and special meeting of shareholders (the “Notice Package”) containing information prescribed by the BCBCA and NI 54-101 including: the date, time and location of the Meeting, the website addresses where the Meeting Materials are posted, a voting information form in the case of Non-registered Shareholders and a form of proxy in the case of registered Shareholders of Jushi, shall be sent to Non-registered Shareholders and registered Shareholders as follows:
(a)    to registered Shareholders as they appear on the central securities register of Jushi as at the Record Date at least 30 days prior to the date of the Jushi Meeting, excluding the date of mailing, delivery or transmittal and the date of the Jushi Meeting, by one or more of the following methods:
(i)    by prepaid regular mail addressed to the Shareholders at their address as it appears on the central securities register of Jushi as at the Record Date; or
(ii)    by email or facsimile transmission to any Shareholders who identify themselves to the satisfaction of Jushi, acting through its representatives, who requests such email or facsimile transmission;
(b)    in the case of non-registered Shareholders, by providing copies of the Notice Package to intermediaries and registered nominees for sending to beneficial owners in accordance with National Instrument 54-101 Communications with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators and to the extent the intermediary has received standing instructions from a beneficial owner that is a client of the intermediary that a paper copy of the Meeting Materials be sent to the beneficial owner, such intermediary will request appropriate quantities of paper copies of the Meeting Materials;
(c)    the directors and auditors of Jushi by electronic mail or by prepaid regular mail, at least 30 days prior to the date of the Jushi Meeting, excluding the date of mailing or transmittal and the date of the Jushi Meeting;
and substantial compliance with this paragraph shall constitute good and sufficient notice of the Jushi Meeting and these proceedings, and no notice shall be required to be given to any other party. Jushi is at liberty to give notice of the Jushi Meeting and these proceedings to persons outside the jurisdiction of this Honourable Court in the manner specified herein.
12.    Accidental failure of or omission by Jushi to give notice to any one or more Shareholders, or any other Person set out in paragraph 11, or the non-receipt of such notice by one or more Shareholders, or any other Person set out in paragraph 11 or any failure or omission to give such notice as a result of events beyond the reasonable control of Jushi, shall not constitute a breach of this Interim Order or a defect in the calling of the Jushi Meeting, and shall not invalidate any resolution passed or proceeding taken at the Jushi Meeting, but if any such failure or omission is brought to the attention of Jushi then it shall use reasonable commercial efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.
13.    Provided that notice of the Jushi Meeting and the provision of the Meeting Materials to the Shareholders take place in substantial compliance with this Interim Order, the requirement of section 290(1)(b) of the BCBCA to include certain disclosure in any advertisement of the Jushi Meeting is waived.
DEEMED RECEIPT OF NOTICE
14.    The Meeting Materials and Notice Package shall be deemed, for the purposes of this Interim Order, to have been served upon and received:
(a)    in the case of mailing, the day, Saturdays, Sundays and holidays excepted, following the date of mailing;
(b)    in the case of any means of transmitted, recorded or electronic communication, when dispatched or delivered for dispatch;
(c)    in the case of non-registered Shareholders, three days after delivery thereof to intermediaries and registered nominees; and
(d)    in the case of advertisement, at the time of publication of the advertisement.
UPDATING MEETING MATERIALS
15.    Notice of any amendments, updates or supplement to any of the information provided in the Meeting Materials may be communicated to the Shareholders by press release, news release, newspaper advertisement or by notice sent to the Shareholders by the means set forth in paragraph 11 herein, as determined to be the most appropriate method of communication by the Jushi Board of Directors.
QUORUM AND VOTING
16.    The votes taken at the Jushi Meeting required to pass the Arrangement Resolution shall be 66 2/3% of the votes cast on the Arrangement Resolution by Shareholders present in person or represented by proxy at the Jushi Meeting. The Shareholders are entitled to exercise one vote for each Subordinate Voting Share held.
(the “Requisite Jushi Shareholder Approval”).

17.    Provided the conditions precedent to the Arrangement as described in the Information Circular have been satisfied or waived in accordance with the Plan of Arrangement, as applicable, the Requisite Jushi Shareholder Approval shall be sufficient to authorize and direct Jushi to do all such acts and things as may be necessary or desirable to give effect to the Plan of Arrangement on a basis consistent with what is provided for in the Information Circular, in accordance with the Plan of Arrangement, without the necessity of any further approval by the Shareholders, subject only to final approval by this Honourable Court.
18.    The quorum required at the Jushi Meeting shall be the quorum required by the Articles of Jushi, being two persons who are, or who represent by proxy, Shareholders holding, in the aggregate, at least 5% of the issued shares entitled to be voted at the Jushi Meeting.
19.    For the purpose of counting votes respecting the Arrangement Resolution, any spoiled votes, illegible votes, defective votes and abstentions shall be deemed to be votes not cast and the Subordinate Voting Shares represented by such spoiled votes, illegible votes, defective votes or abstentions shall not be counted in determining the number of Subordinate Voting Shares represented at the Jushi Meeting. Proxies that are properly signed and dated but which do not contain voting instructions shall be voted in favour of the Arrangement Resolution.
20.    A representative of Jushi who attends the Jushi Meeting shall file in due course with the Court an affidavit verifying the actions taken and the decisions reached by the Shareholders at the Jushi Meeting with respect to the Plan of Arrangement.
PERMITTED ATTENDEES
21.    The only persons entitled to attend the Jushi Meeting shall be the registered Shareholders, as of the Record Date or their respective proxyholders, Jushi’s directors, officers, auditors and advisors, the scrutineers, and any other persons admitted on the invitation of the directors of Jushi or on the invitation of the Chair of the Jushi Meeting, and the only persons entitled to be represented and to vote at the Jushi Meeting shall be the registered Shareholders as at the close of business (Vancouver Time) on the Record Date, or their respective proxyholders.
SCRUTINEER
22.    An employee of Jushi is authorized to act as scrutineer for the Jushi Meeting.

SOLICITATION OF PROXIES
23.    Jushi is authorized to use the form of proxy in connection with the Jushi Meeting in substantially the same form as attached as Exhibit “C” to the Jushi Affidavit and the voting methods as set out in the Meeting Materials, and Jushi may in its discretion waive generally the time limits for deposit of proxies by Shareholders if Jushi deems it reasonable to do so. Jushi is authorized, at its expense, to solicit proxies, directly and through its officers, directors and employees, and through such agents or representatives as it may retain for that purpose, and by mail or such other forms of personal or electronic communication as may be determined.
24.    The procedure for the use of proxies at the Jushi Meeting, including the time limit for place of deposit, the voting methods and revocation of proxy, shall be as set out in the Meeting Materials. Jushi may in its discretion waive the time limits for the deposit of proxies by Shareholders if Jushi deems it advisable to do so, such waiver to be endorsed on the proxy by the initials of the Chair of the Jushi Meeting.
DISSENT RIGHTS
25.    Each of the registered Shareholders as of the Record Date, shall have the right to dissent (a “Dissenting Shareholder”) in respect of the Arrangement Resolution in accordance with sections 237 to 247 of the BCBCA, as varied by the Plan of Arrangement, this Interim Order and the Final Order (the “Dissent Rights”).
26.    In order for a registered Shareholder to exercise his, her or its Dissent Rights:
(a)    notwithstanding section 242(1)(a) of the BCBCA, a Dissenting Shareholder shall deliver a written notice to Jushi, c/o Fasken Martineau DuMoulin LLP, at 2900 - 550 Burrard St. Vancouver, BC V6C 0A3, Canada, to the attention of Mark Pontin, by 9:30 a.m, Vancouver time, on [●] or the business day that is two business days before the Jushi Meeting or any date to which the Jushi Meeting may be postponed or adjourned.
(b)    a Dissenting Shareholder must dissent with respect to all of the Subordinate Voting Shares held by such person; and
(c)    any such exercise of the Dissent Rights must otherwise comply with the requirements of sections 237–247 of the BCBCA, as modified by the Plan of Arrangement and this Interim Order.
27.    Notice to the Shareholders of their Dissent Rights with respect to the Arrangement Resolution and their right to receive, subject to the provisions of the BCBCA and the Plan of Arrangement, the fair value of their Subordinate Voting Shares shall be given by including information with respect to this right in the Notice Package to be sent to the Shareholders and the Information Circular to be electronically accessible in accordance with the Interim Order.

28.    None of the Shareholders who vote or have instructed a proxyholder to vote the Subordinate Voting Shares in favour of the Arrangement Resolution shall be entitled to exercise their Dissent Rights.
29.    Subject to this Interim Order and further order of this Court, the rights available to the Shareholders under the BCBCA and the Plan of Arrangement to dissent from the Arrangement will constitute full and sufficient Dissent Rights for the Shareholders with respect to the Arrangement.
APPLICATION FOR FINAL ORDER
30.    Upon the approval, with or without variation by the Shareholders, of the Arrangement, in the manner set forth in this Interim Order, Jushi may apply to this Court for, inter alia, an Order that:
(a)    the Arrangement, and its terms and conditions, be approved;
(b)    the Arrangement be implemented in the manner and sequence set forth in the Plan of Arrangement, and pursuant to sections 291, 292 and 296 of the BCBCA, the Arrangement will take effect as of the Effective Time (as defined in the Plan of Arrangement);
(c)    the terms and conditions of the Arrangement, including the exchange of shares to be effected by completion of the Arrangement, are declared to be procedurally and substantively fair and reasonable to the Shareholders;
(d)    the Arrangement shall be binding on Jushi, the Shareholders and other securityholders of Jushi upon the taking effect of the Arrangement pursuant to section 297 of the BCBCA; and
(e)    Jushi shall be entitled to seek the advice and direction of this Court as to the implementation of this Order or to apply for such further Order or Orders as may be appropriate (collectively, the “Final Order”).
31.    Jushi is at liberty to proceed with the hearing of the Final Order on [●] at 9:45 a.m. (Vancouver Time) at the Courthouse at 800 Smithe Street, Vancouver, British Columbia or as soon thereafter as the hearing of the Final Order can be heard or at such other date and time as Jushi may determine or this Court may direct.
32.    Any Shareholder or securityholder of Jushi desiring to support or oppose the application has the right to appear (either in person or by counsel) and make submissions at the hearing of the application for the Final Order, subject to filing a Response to Petition and delivering a copy of the filed Response to Petition together with a copy of any additional affidavits or other materials on which the person intends to rely at the hearing for the Final Order on or before 4:00 p.m. (Vancouver Time) on [●], to the solicitors for the Petitioner at:

FASKEN MARTINEAU DuMOULIN LLP
Suite 2900, 550 Burrard Street
Vancouver, BC V6C 0A3
Attention: Mark Pontin
33.    Providing electronic access to the Petition and this Interim Order, attached to the Information Circular in accordance with paragraph 11 of this Interim Order, shall constitute good and sufficient service of the within proceedings and no other form of service need be made and no other material need be served on such persons in respect of these proceedings and service of the affidavits, including the Jushi Affidavit, is dispensed with. Jushi shall be at liberty to give notice of this Petition to persons outside the jurisdiction of this Court in the manner specified herein.
34.    In the event the hearing for the Final Order is adjourned, only those persons who have filed and delivered a Response to Petition in accordance with this Interim Order need be provided notice of materials filed in this proceeding and the adjourned hearing date.
VARIANCE
35.    Jushi shall be entitled, at any time, to apply to vary this Interim Order and apply for such other orders and direction from the Court as may be appropriate.
36.    Supreme Court Civil Rules 8-1 and 16-1(3) will not apply to any further applications in respect of this proceeding, including the application for the Final Order and any application to vary this Interim Order.
THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

Signature of Lawyer for the Petitioner, Jushi Holdings Inc.
MARK PONTIN

BY THE COURT
REGISTRAR

No. ___________ Vancouver Registry
IN THE SUPREME COURT OF BRITISH COLUMBIA JUSHI HOLDINGS INC. PETITIONER RE: IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, C. 57
ORDER MADE AFTER APPLICATION
FASKEN MARTINEAU DuMOULIN LLP Barristers and Solicitors 550 Burrard Street, Suite 2900 Vancouver, BC, V6C 0A3 +1 604 631 3131 Counsel: Mark Pontin

Appendix E
Notice of Hearing and Petition

E-1

No.
Vancouver Registry
IN THE SUPREME COURT OF BRITISH COLUMBIA
JUSHI HOLDINGS INC.
PETITIONER
RE: IN THE MATTER OF SECTION 288 OF THE BUSINESS     CORPORATIONS ACT, S.B.C. 2002, C.57
AND:
IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING JUSHI HOLDINGS INC. AND THE SHAREHOLDERS OF JUSHI HOLDINGS INC.
Re: Jushi Holdings Inc.
PETITION TO THE COURT
WITHOUT NOTICE
The address of the registry is: 800 Smithe Street Vancouver, B.C.
The petitioner estimates that the hearing of the petition will take 20 minutes.
    This matter is an application for judicial review.
X    This matter is not an application for judicial review.
This proceeding is brought for the relief set out in Part 1 below, by the person(s) named as petitioner(s) in the style of proceedings above
    X    Jushi Holdings Inc. (the petitioner)
If you intend to respond to this Petition, you or your lawyer must
(a)    file a Response to Petition in Form 67 in the above-named registry of this Court within the time for Response to Petition described below, and
(b)    serve on the Petitioner
(i)    2 copies of the filed Response to Petition, and

(ii)    2 copies of each filed Affidavit on which you intend to rely at the hearing.
Orders, including orders granting the relief claimed, may be made against you, without any further notice to you, if you fail to file the Response to Petition within the time for response.
Time for Response to Petition
A Response to Petition must be filed and served on the petitioner
(a)    if you were served with the petition anywhere in Canada, within 21 days after that service,
(b)    if you were served with the petition anywhere in the United States of America, within 35 days after that service,
(c)    if you were served with the petition anywhere else, within 49 days after that service, or
(d)    if the time for response has been set by Order of the Court, within that time.

(1)	The ADDRESS FOR DELIVERY is: Fasken Martineau DuMoulin LLP 2900 - 550 Burrard Street Vancouver, B.C. V6C 0A3 Fax number for delivery is: n/a E-mail address for service is: n/a
(2)
The name and office address of the Petitioner’s Solicitor is:
Mark Pontin
Fasken Martineau DuMoulin LLP
2900 - 550 Burrard Street
Vancouver, B.C. V6C 0A3
Telephone: 604 631 3131.
(Reference: 346669.00001/15283)

CLAIM OF THE PETITIONER
Part 1:ORDERS SOUGHT
1. An order (the “Interim Order”) pursuant to sections 186 and 288-297 of the Business Corporations Act (British Columbia), S.B.C., 2002, c. 57 (the “BCBCA”) and Rules 2-1, 4-4, 4-5 and 16-1 of the Supreme Court Civil Rules, in the form attached as Appendix “A” providing directions for, inter alia:

(a)    the convening and conduct by the Petitioner, Jushi Holdings Inc. (the “Petitioner” or “Jushi”), of an annual and special meeting (the “Jushi Meeting”) of the holders (the “Jushi Shareholders”) of the issued and outstanding subordinate voting shares (the “Subordinate Voting Shares”), to be held at the Company's office located at 301 Yamato Road, Suite 3250, Boca Raton, Florida 33431 on [●], commencing at [●] a.m. (Florida time), subject to any adjournment or adjournments thereof, to consider and, if thought fit, to pass, among other matters, with or without amendment, a special resolution (the “Jushi Arrangement Resolution”) approving an arrangement (the “Arrangement”) under section 288 of the BCBCA involving, among other things, the continuance of Jushi from the laws of British Columbia, Canada to the laws of the State of Nevada in the United States (the “Continuance”); and
(b)    the giving of notice of the Jushi Meeting and the provision of materials regarding the Arrangement to the Jushi Shareholders.
2.    An order (the “Final Order”) pursuant to sections 288-297 of the BCBCA, Rules 2-1, 16-1, 4-4 and 4-5 of the Supreme Court Civil Rules, and the inherent jurisdiction of the Court that, inter alia:
(a)    the Arrangement, and its terms and conditions, be approved;
(b)    the Arrangement be implemented in the manner and sequence set forth in the Plan of Arrangement, and pursuant to sections 291, 292 and 296 of the BCBCA, the Arrangement will take effect as of the Effective Time (as defined in the Plan of Arrangement);
(c)    a declaration that the terms and conditions of the Arrangement, including the exchange of shares to be effected by completion of the Arrangement, are fair and reasonable; and
(d)    that the Arrangement shall be binding on the Petitioner and the Jushi Shareholders upon taking effect pursuant to section 297 of the BCBCA; and
3.    Such further and other relief as counsel may advise and this Honourable Court may deem just.
Part 2: FACTUAL BASIS
DEFINITIONS
4.    As used in this Petition, unless otherwise defined, terms beginning with capital letters have the respective meaning set out in the Notice of the Annual and Special Meeting and Management Information Circular (the “Circular”) attached as Exhibit “B” to the Affidavit of [●], sworn [●].

THE PARTIES
Jushi Holdings Inc.
5.    Jushi is a British Columbia corporation and vertically integrated, multi-state cannabis operator focused on retail, cultivation and processing operations. Jushi operates across multiple U.S. markets and is delivers cannabis products through its portfolio of branded retail locations and cultivation and processing facilities.
6.    The authorized capital of Jushi consists of: (i) an unlimited number of subordinate voting shares, with no par value, of which there are currently [●] shares outstanding, (ii) an unlimited number of multiple voting shares, with no par value, of which there are no shares outstanding, (iii) an unlimited number of super voting shares, with no par value. of which there are no shares outstanding; and (iv) an unlimited number of preferred shares, with no par value, of which there are no shares outstanding.
OVERVIEW OF THE ARRANGEMENT
7.    Jushi proposes, in accordance with sections 186, 289 and 291 of the BCBCA and the Interim Order, to call, hold and conduct the Jushi Meeting of the Jushi Shareholders to be held at the Company's office located at 301 Yamato Road, Suite 3250, Boca Raton, Florida 33431 on [●] at [●] a.m. (Florida Time).
8.    At the Jushi Meeting, the Jushi Shareholders shall, among other annual matters:
(a)    consider and, if thought fit, pass, with or without amendment, the Jushi Arrangement Resolution (in the form attached as Appendix A to the Circular which is attached as Exhibit “B” to the Affidavit of [●]) approving the Arrangement under section 288 of the BCBCA involving, among other things the continuance of Jushi from the laws of British Columbia, Canada to the laws of the State of Nevada in the United States; and
(b)    approve one or more adjournments of the Jushi Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Jushi Meeting to approve the Plan of Arrangement; and
(c)    transact such further or other business as may properly come before the Jushi Meeting and any adjournment or postponement thereof.
9.    The purpose of the Arrangement is to complete the Continuance.
10.    Upon completion of the Arrangement, Jushi will complete the Continuance and become domesticated in the State of Nevada and will continue as a corporation under the Nevada Revised Statutes, as amended (“NRS”) and in connection therewith, among other things:
(a)    the Certificate of Incorporation, the Notice of Articles and Articles of Jushi shall be cancelled and substituted with the Articles of Domestication and Articles of

Incorporation of Jushi filed with the Nevada Secretary of State and the Bylaws of Jushi, each in the form attached to the Plan of Arrangement;
(b)    the authorized capital of Jushi will be amended to consist of 2,000,000,000 shares of common stock, par value $0.001 per share (the “Nevada Common Stock”) and 1,000,000,000 shares of undesignated preferred stock, par value $0.001 per share (the “Nevada Preferred Stock”), by:
(i)    amending the maximum number of authorized shares and altering the identifying name of the unlimited Subordinate Voting Shares without par value to 2,000,000,000 authorized shares of Nevada Common Stock and deleting the special rights and restrictions attached to the Subordinate Voting Shares as set out in the Articles of Jushi and attaching the special rights and restrictions to the Nevada Common Stock as set out in the Articles of Incorporation of Jushi;
(ii)    authorizing 1,000,000,000 shares of Nevada Preferred Stock and attaching the special rights and restrictions to the Nevada Preferred Stock as set out in the Articles of Incorporation;
(iii)    removing the unlimited multiple voting shares without par value, of which no shares are outstanding, and deleting the special rights and restrictions attached to the multiple voting shares as set out in the Articles of Jushi;
(iv)    removing the unlimited super voting shares without par value, of which no shares are outstanding, and deleting the special rights and restrictions attached to the super voting shares as set out in the Articles of Jushi; and
(v)    removing the unlimited preferred shares without par value, of which no shares are outstanding, and deleting the special rights and restrictions attached to the preferred shares as set out in the Articles of Jushi.
(c)    each issued and outstanding Subordinate Voting Share will for all purposes be automatically exchanged to become one issued and outstanding share of Nevada Common Stock, without any action required on the part of Jushi or the holders thereof;
(d)    each outstanding option of Jushi will for all purposes be deemed to be adjusted pursuant to the terms of the Jushi Holdings Inc. 2019 Incentive Plan to become one outstanding option to purchase an equal number of shares of the Nevada Common Stock at the same exercise price per share and otherwise on the same terms and conditions under the Jushi Holdings Inc. 2019 Incentive Plan and applicable award agreement; and
(e)    each outstanding warrant to purchase Subordinate Voting Shares will for all purposes be deemed to be adjusted pursuant to the terms of the applicable warrant certificate or other terms and conditions attaching thereto to become one outstanding warrant to purchase an equal number of shares of the Nevada Common Stock at the same exercise price per share and otherwise on the same terms and conditions under such applicable warrant certificate or other terms and conditions attaching thereto.
BACKGROUND AND FAIRNESS OF THE ARRANGEMENT
Benefits of the Arrangement
11.    Jushi’s board of directors (the “Board”) and management believe that the Arrangement is beneficial to the Jushi Shareholders for, among others, the following reasons:
(a)    Jushi has a much stronger business connection to the United States than to Canada or any other country. All of its business operations, executive officers, directors, customers, employees and substantially all of Jushi’s assets are located in the United States.
(b)    Jushi is subject to U.S. federal and state laws and regulations. Jushi is subject to the federal laws of the United States and the laws of the U.S. states in which it operates, including the rules and regulations of the United States Securities and Exchange Commission (“SEC”) and of state cannabis governmental authorities, including those in Nevada.
(c)    The Subordinate Voting Shares are registered with the SEC and quoted in the United States on the OTCQX under the trading symbol “JUSHF”.
(d)    Jushi’s financial statements and financial reporting are already prepared in accordance with U.S. Generally Accepted Accounting Principles, and not International Financial Reporting Standards.
(e)    The Arrangement is intended to enhance the value of Jushi over the long term primarily by increasing the acceptance of Jushi in the U.S. capital markets, improving the marketability of its stock and potentially making it easier to list on a major stock exchange in the U.S. should applicable laws and the rules and regulations of such exchanges ever permit such listings.
(e)    Investors may understand Jushi’s Nevada governance documents and corporate laws to which Jushi is subject to better than British Columbia governance documents and corporate laws. If investors are more familiar with Nevada corporate laws versus British Columbia corporate laws, it could further increase capital raising opportunities.
(f)    Jushi believes that the shares of a U.S. corporation will be more accessible to U.S. institutional investors, allowing for more investment opportunities and capital raising if it is domiciled in the United States. Certain U.S. institutional investors and state-level investment vehicles are prohibited from investing in non-U.S. companies or are limited in the size of such investment. Although the converse can also apply with respect to certain Canadian institutional investors, Jushi believes that becoming a U.S. corporation would provide greater opportunities to expand its institutional investor base, which should provide opportunities for increased value of its stock.
(g)    If U.S. stock exchanges allow listings by U.S. based cannabis operators, being domiciled in the United States could assist Jushi in listing Jushi stock on a U.S. stock exchange. Jushi believes listing on a U.S. stock exchange could lead to increased trading volume and enhance Jushi’s value.
(h)    As a U.S. corporation, Jushi may be eligible for inclusion in certain leading stock indices, which could also increase demand for its shares through passive investment by certain index funds.
(i)    Being incorporated in the United States instead of a non-U.S. jurisdiction may help Jushi attract and complete business transactions with U.S. domiciled companies, including acquisitions and other strategic transactions.
(j)    If U.S. cannabis banking laws are reformed, Jushi believes that Jushi will have access to additional funding sources as a U.S. corporation rather than being a Canadian corporation, which should provide opportunities for improved financing terms.
(k)    Having Jushi incorporated in the United States, instead of a non-U.S. jurisdiction, may help address and streamline regulatory matters with U.S. governmental entities and improve interactions with U.S. governmental authorities, politicians and agencies.
(l)    Nevada has strong, developed corporate statutes, which may provide more predictability and certainty in decision making for Jushi and Jushi shareholders.
(m)    The favorable corporate environment afforded by Nevada may help Jushi more effectively conduct its business, including by attracting and retaining skilled, experienced personnel, and potential members of the Board. For many years Nevada has followed a policy of encouraging incorporation in Nevada and, in furtherance of that policy, has adopted, construed and implemented comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws.
(n)    Being incorporated in the U.S. may provide Jushi’s shareholders and the investing community a greater comparability of Jushi’s shareholder rights and corporate governance to other public companies generally.
(o)    Jushi believes that the Continuance may be implemented without any material adverse tax consequences to Jushi or its shareholders.

12.    The Board and management believe that the potential benefits of the change in domicile and related adoption of the Articles of Domestication, Articles of Incorporation and Bylaws of Jushi outweigh the disadvantages and make the proposed Arrangement beneficial to Jushi and the Jushi Shareholders.

Recommendation of the Board
13.    The Board has concluded that the Arrangement is fair to the Jushi Shareholders, that it is in the best interests of Jushi and, as such, has authorized submission of the Arrangement to the Jushi Shareholders for approval and if approved, to the Court for the Final Order.
14.    In coming to its conclusion and recommendations, the Board considered, among others, the following factors:
(a)    the purpose and benefits of the Arrangement as outlined herein;
(b)    that the completion of the Arrangement requires the Court to approve the Arrangement after a hearing at which fairness of the Arrangement to Jushi Shareholders will be considered;
(c)    that Jushi is required to pay a special departure tax under Canadian tax laws as a result of the Continuance completed as part of the Arrangement; however, management of Jushi currently expects that the special departure tax will not be a material amount as a result of the Continuance; and

(d)    that the Jushi Shareholders that oppose the Arrangement may, subject to compliance with certain conditions, dissent with respect to the Jushi Arrangement Resolution and if the Arrangement is completed, be entitled to be paid the fair value for their Subordinate Voting Shares in accordance with section 237 to 247 of the BCBCA, the Plan of Arrangement, the Interim Order and the Final Order.
THE MEETING AND APPROVALS
15.    The Board resolved that the record date for determining the Jushi Shareholders entitled to receive notice of, attend and vote at the Jushi Meeting be fixed at [●], 2026 (the “Record Date”).
16.    In connection with the Jushi Meeting, Jushi intends for the Information Circular, which includes an explanation of the effect of the Arrangement, the Arrangement Resolution, the Plan of Arrangement, copies of the Interim Order, Petition, and Notice of Hearing of Petition, the text of Division 2 of Part 8 of the BCBCA setting out the dissent provisions of the BCBCA and the forms of proxy for Shareholders, (collectively referred to as the “Meeting Materials”) in substantially the same form as contained in Exhibit “B” and “C” to the Affidavit, be made available to the Shareholders using the notice-and-access rules (“Notice-and-Access”) adopted by the Canadian Securities Administrators under National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”) and applicable U.S. securities laws. The Information

Circular will be available on Jushi’s website at [●] and under Jushi’s profile on SEDAR+ at sedarplus.ca. The Information Circular shall include instructions for non-registered and registered shareholders of Jushi on how to obtain paper copies of the Meeting Materials.
17.    It is proposed that the Meeting Materials may contain such amendments thereto as the Petitioner may deem necessary or desirable, provided such amendments are not inconsistent with the terms of the Interim Order.
18.    It is proposed that the notice of annual and special meeting of shareholders (the “Notice Package”) containing information prescribed by the BCBCA and NI 54-101 including: the date, time and location of the Meeting, the website addresses where the Meeting Materials are posted, a voting information form in the case of non-registered Shareholders and a form of proxy in the case of registered Shareholders of Jushi, shall be sent to non-registered Shareholders and registered Shareholders as follows:
(a)    to registered Jushi Shareholders as they appear on the central securities register of Jushi as at the Record Date at least [●] days prior to the date of the Jushi Meeting, excluding the date of mailing, delivery or transmittal and the date of the Jushi Meeting, by one or more of the following methods:
(i)    by pre-paid ordinary mail addressed to the Jushi Shareholders at their registered addresses as they appear on the central securities register of Jushi as at the Record Date; or
(ii)    by email or facsimile transmission to any Jushi Shareholders who identifies themselves to the satisfaction of Jushi, acting through its representatives, who requests such email or facsimile transmission;
(b)    to non-registered Jushi Shareholders, by providing copies of the Notice Package to intermediaries and registered nominees for sending to the beneficial owners in accordance with NI 54-101 and to the extent the intermediary has received standing instructions from a beneficial owner that is a client of the intermediary that a paper copy of the Meeting Materials be sent to the beneficial owner, such intermediary will request appropriate quantities of paper copies of the Meeting Materials; and
(c)    to the directors and auditors of Jushi by electronic mail or by prepaid regular mail, at least 30 days prior to the date of the Jushi Meeting, excluding the date of mailing or transmittal and the date of the Jushi Meeting.
QUORUM AND VOTING
19.    At the Jushi Meeting, the Jushi Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, the Jushi Arrangement Resolution authorizing the Arrangement.

20.    In order to become effective, the Jushi Arrangement Resolution must be approved by at least two-thirds of the votes cast by the Jushi Shareholders present in person or represented by proxy at the Jushi Meeting and entitled to vote at the Jushi Meeting.
21.    As set out in the Articles of Jushi, a quorum for the Jushi Meeting is two persons who are, or who represent by proxy, Jushi Shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Jushi Meeting.
DISSENT RIGHTS
22.    Each of the registered Jushi Shareholders shall have the right to dissent in respect of the Jushi Arrangement Resolution in accordance with the provisions of Sections 237-247 of the BCBCA, as varied by the Plan of Arrangement, the Interim Order or the Final Order.
NO CREDITOR IMPACT
23.    The Arrangement does not contemplate a compromise of any debt or any debt instruments of Jushi and no creditor of Jushi will be materially negatively affected by the Arrangement.
U.S. SECURITIES LAW EXEMPTION
24.    Section 3(a)(10) of the United States Securities Act of 1933 (the “1933 Act”) provides an exemption from the registration requirements of the 1933 Act for the issue of securities in exchange for other outstanding securities where the terms and conditions of the issue and exchange are approved by a court of competent jurisdiction after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue such securities shall have the right to appear.
25.    In order to ensure securities issued or made issuable to the Jushi Shareholders pursuant to the Arrangement will be exempt from the registration requirements of the 1933 Act pursuant to Section 3(a)(10) of the 1933 Act, it is necessary that:
(a)    the Arrangement is subject to the approval of the Court;
(b)    the Court is advised of the intention of the parties to rely upon Section 3(a)(10) of the 1933 Act prior to the hearing at which the Final Order will be sought;
(c)    all Jushi Shareholders are given adequate notice advising them of their rights to attend the hearing of the Court to approve the Arrangement and are provided with sufficient information necessary for them to exercise that right;
(d)    the Court is required to satisfy itself as to the fairness of the Arrangement to the Jushi Shareholders;
(e)    the Jushi Shareholders that will be issued shares have been advised that such securities have not been registered under the 1933 Act and will be issued in reliance on Section 3(a)(10) of the 1933 Act and exemptions under applicable state securities laws; and
(f)    the Final Order of the Court will expressly state that the Arrangement is approved by the Court as being fair to the Jushi Shareholders.
26.    Since the completion of the Arrangement involves issuances of shares to Jushi Shareholders in the United States, the Petitioner hereby gives notice to the Court of its intention to rely on Section 3(a)(10) of the 1933 Act in completing the Arrangement.
Part 3: LEGAL BASIS
27.    Pursuant to Sections 288-291 of the BCBCA, the Arrangement requires the approval of this Honourable Court to proceed.
28.    Section 291 of the BCBCA contemplates plan of arrangement approval under the BCBCA as a three-step process:
(a)    the first step is an application for the Interim Order for directions for calling a shareholders’ meeting to consider and vote on the arrangement, and the first application proceeds ex parte because of the administrative burden of serving the Jushi Shareholders;
(b)    the second step is the Jushi Meeting, where the Arrangement is voted upon, and must be approved by at least two-thirds of the votes cast by the Jushi Shareholders, present in person or represented by proxy at the Jushi Meeting and entitled to vote at the Jushi Meeting; and
(c)    the third step is the application for final Court approval of the Arrangement.
29.    The final Court approval should be granted as:
(a)    the statutory provisions will have been complied with, as amended by the terms of the Arrangement and the Interim Order;
(b)    the vote of the Jushi Shareholders will be bona fide; and
(c)    the Arrangement is fair and reasonable.
Part 2: MATERIAL TO BE RELIED ON
30.    Affidavit #1 of [●]; and
31.    Such further materials to be advised by counsel.

Dated:	[●]
Lawyer for Petitioner Mark Pontin

To be completed by the court only:
Order made
☐ in the terms requested in paragraphs ………… of Part 1 of this Petition
☐ with the following variations and additional terms:
Date:
..…………………………………..………Signature of ☐ Judge ☐ Associate Judge

Appendix F
Notice of Articles

F-1

BC Registry Services
BRITISH COLUMBIA

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

T.K. SPARKS

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: November 8, 2022 08:47 AM Pacific Time

Incorporation Number: BC0795846

Recognition Date and Time: Incorporated on June 29, 2007 10:05 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

JUSHI HOLDINGS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
SUITE 1700, PARK PLACE 666 BURRARD STREET VANCOUVER BC V6C 2X8 CANADA	SUITE 1700, PARK PLACE 666 BURRARD STREET VANCOUVER BC V6C 2X8 CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
SUITE 1700, PARK PLACE 666 BURRARD STREET VANCOUVER BC V6C 2X8 CANADA	SUITE 1700, PARK PLACE 666 BURRARD STREET VANCOUVER BC V6C 2X8 CANADA

Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Adderton, Peter Alan

Mailing Address:	Delivery Address:
301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES	301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES

Last Name, First Name, Middle Name:
Wafford, Bill

Mailing Address:	Delivery Address:
301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES	301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES

Last Name, First Name, Middle Name:
Monroe, Stephen Anthony

Mailing Address:	Delivery Address:
301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES	301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES

Last Name, First Name, Middle Name:
Hahn, Marina

Mailing Address:	Delivery Address:
301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES	301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES

Last Name, First Name, Middle Name:
Cacioppo, James Anthony

Mailing Address:	Delivery Address:
301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES	301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES

Last Name, First Name, Middle Name:
Cross, Benjamin

Mailing Address:	Delivery Address:
301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES	301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES

Page: 2 of 3

RESOLUTION DATES: Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares: April 29, 2019 June 29, 2022 AUTHORIZED SHARE STRUCTURE 1. No Maximum Subordinate Voting Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 2. No Maximum Multiple Voting Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 3. No Maximum Super Voting Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 4. No Maximum Preferred Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Page: 3 of 3

Date and Time: November 8, 2022 08:47 AM Pacific Time

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Notice of Change of Directors

FORM 10
BUSINESS CORPORATIONS ACT
Section 127

Filed Date and Time: November 8, 2022 08:47 AM Pacific Time

Incorporation Number:
BC0795846

Name of Company:
JUSHI HOLDINGS INC.

Date of Change of Directors

October 3, 2022

New Director(s)

Last Name, First Name, Middle Name:
Wafford, Bill

Mailing Address:
301 YAMATO ROAD, SUITE 3250
BOCA RATON FL 33431
UNITED STATES

Delivery Address:
301 YAMATO ROAD, SUITE 3250
BOCA RATON FL 33431
UNITED STATES

Director(s) Change of Name or Address

Last Name, First Name, Middle Name:
Adderton, Peter Alan

Mailing Address:
301 YAMATO ROAD, SUITE 3250
BOCA RATON FL 33431
UNITED STATES

Delivery Address:
301 YAMATO ROAD, SUITE 3250
BOCA RATON FL 33431
UNITED STATES

BC0795846 Page: 1 of 3

Last Name, First Name, Middle Name: Cacioppo, James Anthony Mailing Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Delivery Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Last Name, First Name, Middle Name: Cross, Benjamin Mailing Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Delivery Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Last Name, First Name, Middle Name: Hahn, Marina Mailing Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Delivery Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Last Name, First Name, Middle Name: Monroe, Stephen Anthony Mailing Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Delivery Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Director(s) as at October 3, 2022 Last Name, First Name, Middle Name: Adderton, Peter Alan Mailing Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Delivery Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Last Name, First Name, Middle Name: Cacioppo, James Anthony Mailing Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Delivery Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES BC0795846 Page: 2 of 3

Last Name, First Name, Middle Name: Cross, Benjamin Mailing Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Delivery Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Last Name, First Name, Middle Name: Hahn, Marina Mailing Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Delivery Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Last Name, First Name, Middle Name: Monroe, Stephen Anthony Mailing Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Delivery Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Last Name, First Name, Middle Name: Wafford, Bill Mailing Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES Delivery Address: 301 YAMATO ROAD, SUITE 3250 BOCA RATON FL 33431 UNITED STATES BC0795846 Page: 3 of 3

Current as of June 29, 2022 Incorporation Number: BC0795846 JUSHI HOLDINGS INC. (the “Company”) ARTICLES TABLE OF CONTENTS 1. INTERPRETATION ............................................................................................................ 6 1.1 Definitions ............................................................................................................... 6 1.2 Business Corporations Act and Interpretation Act Definitions Applicable ................ 6 1.3 Conflicts Between Articles and the Business Corporations Act ............................... 6 2. SHARES AND SHARE CERTIFICATES ............................................................................. 6 2.1 Authorized Share Structure ..................................................................................... 6 2.2 Form of Share Certificate ........................................................................................ 7 2.3 Shareholder Entitled to Share Certificate or Acknowledgement ............................... 7 2.4 Delivery by Mail ....................................................................................................... 7 2.5 Replacement of Worn Out or Defaced Share Certificate or Acknowledgement ........ 7 2.6 Replacement of Lost, Stolen or Destroyed Share Certificate or Acknowledgement . 7 2.7 Splitting Share Certificates ...................................................................................... 7 2.8 Share Certificate Fee .............................................................................................. 8 2.9 Recognition of Trusts .............................................................................................. 8 3. ISSUE OF SHARES ........................................................................................................... 8 3.1 Directors Authorized ............................................................................................... 8 3.2 Commissions and Discounts ................................................................................... 8 3.3 Brokerage ............................................................................................................... 8 3.4 Conditions of Issue ................................................................................................. 8 3.5 Share Purchase Warrants and Rights ..................................................................... 9 4. SECURITIES REGISTERS ................................................................................................ 9 4.1 Central Securities Register ...................................................................................... 9 4.2 Closing Register ...................................................................................................... 9 5. SHARE TRANSFERS ........................................................................................................ 9 5.1 Registering Transfers .............................................................................................. 9 5.2 Transferor Remains Shareholder ............................................................................ 9 5.3 Signing of Instrument of Transfer ............................................................................ 9 5.4 Enquiry as to Title Not Required ............................................................................ 10 5.5 Transfer Fee ......................................................................................................... 10 6. TRANSMISSION OF SHARES ......................................................................................... 10 6.1 Legal Personal Representative Recognized on Death ........................................... 10 6.2 Rights of Legal Personal Representative............................................................... 10 7. PURCHASE OR REDEMPTION OF SHARES ................................................................. 10 7.1 Company Authorized to Purchase or Redeem Shares .......................................... 10 7.2 Purchase or Redemption When Insolvent ............................................................. 10 7.3 Sale and Voting of Purchased Shares ................................................................... 11 8. BORROWING POWERS .................................................................................................. 11 9. ALTERATIONS ................................................................................................................ 11 9.1 Alteration of Authorized Share Structure ............................................................... 11 9.2 Change of Name ................................................................................................... 12 9.3 Other Alterations ................................................................................................... 12 10. MEETINGS OF SHAREHOLDERS ................................................................................... 12 10.1 Annual General Meetings ...................................................................................... 12

10.2 Resolution Instead of Annual General Meeting ...................................................... 12 10.3 Calling of Meetings of Shareholders ...................................................................... 12 10.4 Location of Meeting ............................................................................................... 12 10.5 Notice for Meetings of Shareholders ..................................................................... 13 10.6 Record Date for Notice .......................................................................................... 13 10.7 Record Date for Voting .......................................................................................... 13 10.8 Class Meetings and Series Meetings of Shareholders ........................................... 13 10.9 Failure to Give Notice and Waiver of Notice .......................................................... 13 11. PROCEEDINGS AT MEETINGS OF SHAREHOLDERS .................................................. 14 11.1 Special Business ................................................................................................... 14 11.2 Special Majority ..................................................................................................... 14 11.3 Quorum ................................................................................................................. 14 11.4 One Shareholder May Constitute Quorum ............................................................. 14 11.5 Other Persons May Attend .................................................................................... 14 11.6 Requirement of Quorum ........................................................................................ 15 11.7 Lack of Quorum .................................................................................................... 15 11.8 Lack of Quorum at Succeeding Meeting ................................................................ 15 11.9 Chair ..................................................................................................................... 15 11.10 Selection of Alternate Chair .................................................................................. 15 11.11 Adjournments ........................................................................................................ 16 11.12 Notice of Adjourned Meeting ................................................................................. 16 11.13 Decisions by Show of Hands or Poll ...................................................................... 16 11.14 Declaration of Result ............................................................................................. 16 11.15 Motion Need Not be Seconded ............................................................................. 16 11.16 Casting Vote ......................................................................................................... 16 11.17 Manner of Taking Poll ........................................................................................... 16 11.18 Demand for Poll on Adjournment .......................................................................... 17 11.19 Chair Must Resolve Dispute .................................................................................. 17 11.20 Casting of Votes .................................................................................................... 17 11.21 Demand for Poll .................................................................................................... 17 11.22 Demand for Poll Not to Prevent Continuance of Meeting ....................................... 17 11.23 Retention of Ballots and Proxies ........................................................................... 17 12. VOTES OF SHAREHOLDERS ......................................................................................... 17 12.1 Number of Votes by Shareholder or by Shares ..................................................... 17 12.2 Votes of Persons in Representative Capacity ........................................................ 17 12.3 Votes by Joint Holders .......................................................................................... 18 12.4 Legal Personal Representatives as Joint Shareholders ......................................... 18 12.5 Representative of a Corporate Shareholder .......................................................... 18 12.6 Proxy Provisions Do Not Apply to All Companies .................................................. 18 12.7 Appointment of Proxy Holders ............................................................................... 19 12.8 Alternate Proxy Holders ........................................................................................ 19 12.9 Form of Proxy ....................................................................................................... 19 12.10 Deposit of Proxy .................................................................................................... 19 12.11 Revocation of Proxy .............................................................................................. 20 12.12 Revocation of Proxy Must Be Signed .................................................................... 20 12.13 Production of Evidence of Authority to Vote .......................................................... 20 13. DIRECTORS .................................................................................................................... 20 13.1 First Directors; Number of Directors ...................................................................... 20 13.2 Change in Number of Directors ............................................................................. 21 13.3 Directors’ Acts Valid Despite Vacancy ................................................................... 21 13.4 Qualifications of Directors ..................................................................................... 21 13.5 Remuneration of Directors .................................................................................... 21 13.6 Reimbursement of Expenses of Directors ............................................................. 21 13.7 Special Remuneration for Directors ....................................................................... 21

13.8 Gratuity, Pension or Allowance on Retirement of Director ..................................... 21 14. ELECTION AND REMOVAL OF DIRECTORS ................................................................. 22 14.1 Election at Annual General Meeting ...................................................................... 22 14.2 Consent to be a Director ....................................................................................... 22 14.3 Failure to Elect or Appoint Directors ...................................................................... 22 14.4 Places of Retiring Directors Not Filled ................................................................... 22 14.5 Directors May Fill Casual Vacancies, .................................................................... 23 14.6 Remaining Directors Power to Act ......................................................................... 23 14.7 Shareholders May Fill Vacancies .......................................................................... 23 14.8 Additional Directors ............................................................................................... 23 14.9 Ceasing to be a Director........................................................................................ 23 14.10 Removal of Director by Shareholders .................................................................... 23 14.11 Removal of Director by Directors ........................................................................... 24 15. POWERS AND DUTIES OF DIRECTORS ....................................................................... 24 15.1 Powers of Management ........................................................................................ 24 15.2 Appointment of Attorney of Company .................................................................... 24 16. DISCLOSURE OF INTEREST OF DIRECTORS .............................................................. 24 16.1 Obligation to Account for Profits ............................................................................ 24 16.2 Restrictions on Voting by Reason of Interest ......................................................... 24 16.3 Interested Director Counted in Quorum ................................................................. 24 16.4 Disclosure of Conflict of Interest or Property.......................................................... 25 16.5 Director Holding Other Office in the Company ....................................................... 25 16.6 No Disqualification ................................................................................................ 25 16.7 Professional Services by Director or Officer .......................................................... 25 16.8 Director or Officer in Other Corporations ............................................................... 25 17. PROCEEDINGS OF DIRECTORS ................................................................................... 25 17.1 Meetings of Directors ............................................................................................ 25 17.2 Voting at Meetings ................................................................................................ 25 17.3 Chair of Meetings .................................................................................................. 26 17.4 Meetings by Telephone or Other Communications Medium .................................. 26 17.5 Calling of Meetings................................................................................................ 26 17.6 Notice of Meetings, ............................................................................................... 26 17.7 When Notice Not Required .................................................................................... 26 17.8 Meeting Valid Despite Failure to Give Notice......................................................... 27 17.9 Waiver of Notice of Meetings ................................................................................ 27 17.10 Quorum ................................................................................................................. 27 17.11 Validity of Acts Where Appointment Defective ....................................................... 27 17.12 Consent Resolutions in Writing ............................................................................. 27 18. EXECUTIVE AND OTHER COMMITTEES ....................................................................... 27 18.1 Appointment and Powers of Executive Committee ................................................ 27 18.2 Appointment and Powers of Other Committees ..................................................... 28 18.3 Obligations of Committees .................................................................................... 28 18.4 Powers of Board ................................................................................................... 28 18.5 Committee Meetings ............................................................................................. 29 19. OFFICERS ....................................................................................................................... 29 19.1 Directors May Appoint Officers .............................................................................. 29 19.2 Functions, Duties and Powers of Officers .............................................................. 29 19.3 Qualifications ........................................................................................................ 29 19.4 Remuneration and Terms of Appointment ............................................................. 29 20. INDEMNIFICATION .......................................................................................................... 30 20.1 Definitions ............................................................................................................. 30 20.2 Mandatory Indemnification of Directors and Former Directors ............................... 30 20.3 Indemnification of Other Persons .......................................................................... 30 20.5 Company May Purchase Insurance ...................................................................... 30

21. DIVIDENDS ...................................................................................................................... 31 21.1 Payment of Dividends Subject to Special Rights ................................................... 31 21.2 Declaration of Dividends ....................................................................................... 31 21.3 No Notice Required ............................................................................................... 31 21.4 Record Date .......................................................................................................... 31 21.5 Manner of Paying Dividend ................................................................................... 31 21.6 Settlement of Difficulties ........................................................................................ 31 21.7 When Dividend Payable ........................................................................................ 31 21.8 Dividends to be Paid in Accordance with Number of Shares ................................. 32 21.9 Receipt by Joint Shareholders ............................................................................... 32 21.10 Dividend Bears No Interest ................................................................................... 32 21.11 Fractional Dividends.............................................................................................. 32 21.12 Payment of Dividends ........................................................................................... 32 21.13 Capitalization of Surplus........................................................................................ 32 22. DOCUMENTS, RECORDS AND REPORTS .................................................................... 32 22.1 Recording of Financial Affairs................................................................................ 32 22.2 Inspection of Accounting Records ......................................................................... 32 23. NOTICES ......................................................................................................................... 32 23.1 Method of Giving Notice ........................................................................................ 32 23.2 Deemed Receipt of Mailing ................................................................................... 33 23.3 Certificate of Sending ............................................................................................ 33 23.4 Notice to Joint Shareholders ................................................................................. 33 23.5 Notice to Trustees ................................................................................................. 34 24. SEAL ................................................................................................................................ 34 24.1 Who May Attest Seal ............................................................................................ 34 24.2 Sealing Copies ...................................................................................................... 34 24.3 Mechanical Reproduction of Seal .......................................................................... 34 25. SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE SUBORDINATE VOTING SHARES ............................................................................................................ 35 25.1 Voting Rights ........................................................................................................ 35 25.2 Alteration to Rights of Subordinate Voting Shares ................................................. 35 25.3 Dividends .............................................................................................................. 35 25.4 Liquidation, Dissolution or Winding-Up .................................................................. 35 25.5 Subdivision or Consolidation ................................................................................. 35 25.6 Rights to Subscribe; Pre-Emptive Rights ............................................................... 35 25.7 Rights Upon an Offer ............................................................................................ 36 25.8 Odd Lots ............................................................................................................... 37 26. SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE MULTIPLE VOTING SHARES .......................................................................................................................... 37 26.1 Voting Rights ........................................................................................................ 37 26.2 Alterations to the Rights of Multiple Voting Shares ................................................ 37 26.3 Dividends .............................................................................................................. 37 26.4 Liquidation, Dissolution or Winding-Up .................................................................. 38 26.5 Rights to Subscribe; Pre-Emptive Rights ............................................................... 38 26.6 Conversion............................................................................................................ 38 26.7 Conversion Limitations .......................................................................................... 41 26.8 Pre-Emptive Rights ............................................................................................... 43 26.9 Notices .................................................................................................................. 43 26.10 Status of Converted Multiple Voting Shares .......................................................... 43 26.11 Disputes ................................................................................................................ 43 27. SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE SUPER VOTING SHARES .......................................................................................................................... 44 27.1 Voting Rights ........................................................................................................ 44 27.2 Alterations to the Rights of Super Voting Shares ................................................... 44

27.3 Rank ..................................................................................................................... 44 27.4 Dividend Rights ..................................................................................................... 44 27.5 Liquidation Rights ................................................................................................. 44 27.6 Conversion............................................................................................................ 45 27.7 Conversion Limitations .......................................................................................... 49 27.8 Pre-Emptive Rights ............................................................................................... 51 27.9 Notices .................................................................................................................. 52 27.10 Status of Converted Super Voting Shares ............................................................. 52 27.11 Disputes ................................................................................................................ 52 28. FORUM FOR ADJUDICATION OF CERTAIN DISPUTES ................................................ 53 28.1 Forum for Adjudication of Certain Disputes. .......................................................... 53 29. ADDITIONAL RIGHTS PRIVILEGES, RESTRICTIONS AND CONDITIONS APPLICABLE TO EQUITY SHARES ...................................................................................................... 53 29.1 Rights, Privileges, Restrictions and Conditions Applicable to Equity Shares. ........ 53 30. SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE PREFFERED SHARES ......................................................................................................................................... 59 30.1 Issuable in Series.................................................................................................. 59 30.2 Name, Number and Special Rights and Restrictions of Preferred Shares ............. 59 30.3 Alteration to Rights of Preferred Shares ................................................................ 60 30.4 Rank ..................................................................................................................... 60 30.5 Class Rights or Restrictions .................................................................................. 60

JUSHI HOLDINGS INC. (the “Company”) 1. INTERPRETATION 1.1 Definitions In these Articles, unless the context otherwise requires: (1) “board of directors”, “directors” and “board” mean the directors or sole director of the Company, as the case may be; (2) “Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act; (3) “Interpretation Act” means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act; (4) “legal personal representative” means the personal or other legal representative of a shareholder, and includes a trustee in bankruptcy of the shareholder; (5) “registered address” of a shareholder means that shareholder’s address as recorded in the central securities register; and (6) “seal” means the seal of the Company, if any. 1.2 Business Corporations Act and Interpretation Act Definitions Applicable The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if these Articles were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. 1.3 Conflicts Between Articles and the Business Corporations Act If there is a conflict or inconsistency between these Articles and the Business Corporations Act, the Business Corporations Act will prevail. 2. SHARES AND SHARE CERTIFICATES 2.1 Authorized Share Structure The authorized share structure of the Company is as follows: (1) An unlimited number of subordinate voting shares (the “Subordinate Voting Shares”), without nominal or par value, having attached thereto the rights, privileges, restrictions and conditions as set forth in Article 25. (2) An unlimited number of multiple voting shares (the “Multiple Voting Shares”), without nominal or par value, having attached thereto the rights, privileges, restrictions and conditions as set forth in Article 26.

(3) An unlimited number of super voting shares (the “Super Voting Shares”), without nominal or par value, having attached thereto the rights, privileges, restrictions and conditions as set forth in Article 27. (4) An unlimited number of preferred shares (the “Preferred Shares”), without nominal or par value, having attached thereto the rights, privileges, restrictions and conditions as set forth in Article 30. 2.2 Form of Share Certificate Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act. 2.3 Shareholder Entitled to Share Certificate or Acknowledgement Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgement of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgement. and delivery of a share certificate or acknowledgement, for a share to one of several joint shareholders or to one of the shareholders’ duly authorized agents will be sufficient delivery to all. 2.4 Delivery by Mail Any share certificate or non-transferable written acknowledgement of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen. 2.5 Replacement of Worn Out or Defaced Share Certificate or Acknowledgement If the directors are satisfied that a share certificate or a non-transferable written acknowledgement of a shareholder’s right to obtain a share certificate is worn out or defaced, the directors must, on production to them of the share certificate or acknowledgement, as the case may be, and on such other terms, if any, the directors think fit: (1) order the share certificate or acknowledgement, as the case may be, to be cancelled; and (2) issue a replacement share certificate or acknowledgement, as the case may be. 2.6 Replacement of Lost, Stolen or Destroyed Share Certificate or Acknowledgement If a share certificate or a non-transferable written acknowledgement of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgement, as the case may be, must be issued to the person entitled to that share certificate or acknowledgement, as the case may be, if the directors receive: (1) proof satisfactory to the directors that the share certificate or acknowledgement is lost, stolen or destroyed; and (2) any indemnity the directors consider adequate. 2.7 Splitting Share Certificates If a shareholder surrenders a share certificate to the Company with a written request that the

Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request. 2.8 Share Certificate Fee There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors. 2.9 Recognition of Trusts Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder. 3. ISSUE OF SHARES 3.1 Directors Authorized Subject to the Business Corporations Act and rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share. 3.2 Commissions and Discounts The Company may at any time, pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company. 3.3 Brokerage The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities. 3.4 Conditions of Issue Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when: (1) consideration is provided to the Company for the issue of the share by one or more of the following: (a) past services performed for the Company; (b) property; (c) money; and

(2) the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1. 3.5 Share Purchase Warrants and Rights Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time. 4. SECURITIES REGISTERS 4.1 Central Securities Register As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place. 4.2 Closing Register The Company must not at any time close its central securities register. 5. SHARE TRANSFERS 5.1 Registering Transfers A transfer of a share of the Company must not be registered unless: (1) a duly signed instrument of transfer in respect of the share has been received by the Company; (2) if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and (3) if a non-transferable written acknowledgement of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgement has been surrendered to the Company. 5.2 Transferor Remains Shareholder Except to the extent that the Business Corporations Act otherwise provides, a transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer. 5.3 Signing of Instrument of Transfer If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgements deposited with the instrument of transfer: (1) in the name of the person named as transferee in that instrument of transfer; or (2) if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered. 5.4 Enquiry as to Title Not Required Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgement of a right to obtain a share certificate for such shares. 5.5 Transfer Fee There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors. 6. TRANSMISSION OF SHARES 6.1 Legal Personal Representative Recognized on Death In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate. 6.2 Rights of Legal Personal Representative The legal personal representative of a shareholder has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company. 7. PURCHASE OR REDEMPTION OF SHARES 7.1 Company Authorized to Purchase or Redeem Shares Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase, redeem or otherwise acquire any of its shares at the price and upon the terms specified in such resolution. 7.2 Purchase or Redemption When Insolvent The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(1) the Company is insolvent; or (2) making the payment or providing the consideration would render the Company insolvent. 7.3 Sale and Voting of Purchased Shares If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it: (1) is not entitled to vote the share at a meeting of its shareholders; (2) must not pay a dividend in respect of the share: and (3) must not make any other distribution in respect of the share. 8. BORROWING POWERS The Company, if authorized by the directors, may: (1) borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that the directors consider appropriate; (2) issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as the directors consider appropriate; (3) guarantee the repayment of money by any other person or the performance of any obligation of any other person; and (4) mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company. 9. ALTERATIONS 9.1 Alteration of Authorized Share Structure (1) Subject to the Business Corporations Act, the Company may by resolution of the board of directors: (a) create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares; (b) increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established: (c) alter the identifying name of any of its shares;

(d) subdivide or consolidate all or any of its unissued, or fully paid issued, shares; (e) if the Company is authorized to issue shares of a class of shares with par value: (A) decrease the par value of those shares; or (B) if none of the shares of that class of shares are allotted or issued, increase the par value of those shares; (f) change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value: or (g) otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act. 9.2 Change of Name The Company may by resolution of the board of directors authorize an alteration of its Notice of Articles in order to change its name or adopt or change any translation of that name. 9.3 Other Alterations If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles. 10. MEETINGS OF SHAREHOLDERS 10.1 Annual General Meetings Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors. 10.2 Resolution Instead of Annual General Meeting If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting. 10.3 Calling of Meetings of Shareholders The directors may, whenever they think fit, call a meeting of shareholders. 10.4 Location of Meeting

A general meeting of the Company may be held anywhere in the world as determined by the directors. 10.5 Notice for Meetings of Shareholders The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting: (1) if and for so long as the Company is a public company, 21 days; (2) otherwise, 10 days. 10.6 Record Date for Notice The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than: (1) if and for so long as the Company is a public company, 21 days; (2) otherwise, 10 days. If no record date is set, the record date is 5:00 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting. 10.7 Record Date for Voting The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5:00 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting. 10.8 Class Meetings and Series Meetings of Shareholders Subject to the provisions of the Business Corporations Act, unless specified otherwise in these Articles or in the special rights and restrictions attached to any class or series of shares, the provisions of these Articles relating to general meetings will apply, with the necessary changes and so far as they are applicable, to a class meeting or series meeting of shareholders holding a particular class or series of shares. 10.9 Failure to Give Notice and Waiver of Notice The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

11. PROCEEDINGS AT MEETINGS OF SHAREHOLDERS 11.1 Special Business At a meeting of shareholders, the following business is special business: (1) at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of, or voting at, the meeting; (2) at an annual general meeting, all business is special business except for the following: (a) business relating to the conduct of, or voting at, the meeting; (b) consideration of any financial statements of the Company presented to the meeting; (c) consideration of any reports of the directors or auditor; (d) the setting or changing of the number of directors; (e) the election or appointment of directors; (f) the appointment of an auditor; (g) the setting of the remuneration of an auditor; (h) business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution; (i) any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders. 11.2 Special Majority The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution. 11.3 Quorum Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two (2) persons who are, or represent by proxy, shareholders holding, in the aggregate, at least five percent (5%) of the issued shares entitled to be voted at the meeting. 11.4 One Shareholder May Constitute Quorum If there is only one shareholder entitled to vote at a meeting of shareholders: (1) the quorum is one person who is, or who represents by proxy, that shareholder, and (2) that shareholder, present in person or by proxy, may constitute the meeting. 11.5 Other Persons May Attend

The directors, the president (if any), the secretary (if any), the assistant secretary (if any), the auditor of the Company, the lawyers for the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting. 11.6 Requirement of Quorum No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting. 11.7 Lack of Quorum If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present: (1) in the case of a general meeting requisitioned by shareholders, the meeting is dissolved; and (2) in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place. 11.8 Lack of Quorum at Succeeding Meeting If, at the meeting to which the meeting referred to in Article 11.7(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum. 11.9 Chair The following individual is entitled to preside as chair at a meeting of shareholders: (1) the chair of the board, if any; (2) if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any; Or (3) such other person designated by the directors. 11.10 Selection of Alternate Chair If, at any meeting of shareholders, the person appointed under section 11.9 above is not present within 15 minutes after the time set for holding the meeting, or if such person is unwilling to act as chair of the meeting, or if such person has advised the secretary, if any, or any director present at the meeting, that such person will not be present at the meeting, the directors present must choose: one of their number, a senior officer or counsel to the Company to chair the meeting or if the director, senior officer or counsel present declines to take the chair or if the directors fail to so choose or if no director, senior officer or counsel is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.11 Adjournments The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. 11.12 Notice of Adjourned Meeting It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for thirty days or more, notice of the adjourned meeting must be given as in the case of the original meeting. 11.13 Decisions by Show of Hands or Poll Every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy. 11.14 Declaration of Result The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution. 11.15 Motion Need Not be Seconded No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion. 11.16 Casting Vote In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder. 11.17 Manner of Taking Poll Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders: (1) the poll must be taken: (a) at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and (b) in the manner, at the time and at the place that the chair of the meeting directs; (2) the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(3) the demand for the poll may be withdrawn by the person who demanded it. 11.18 Demand for Poll on Adjournment A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting. 11.19 Chair Must Resolve Dispute In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of a meeting of the shareholders must determine the dispute, and his or her determination made in good faith is final and conclusive. 11.20 Casting of Votes On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way. 11.21 Demand for Poll No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected. 11.22 Demand for Poll Not to Prevent Continuance of Meeting The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded. 11.23 Retention of Ballots and Proxies The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and during that period, make such ballots and proxies available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies. 12. VOTES OF SHAREHOLDERS 12.1 Number of Votes by Shareholder or by Shares Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3: (1) on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and (2) on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy. 12.2 Votes of Persons in Representative Capacity A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative for a shareholder who is entitled to vote at the meeting. 12.3 Votes by Joint Holders If there are joint shareholders registered in respect of any share: (1) any one of the joint shareholders may vote at any meeting of the shareholders, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or (2) if more than one of the joint shareholders is present at any meeting of the shareholders, personally or by proxy, and more than one of the joint shareholders votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted. 12.4 Legal Personal Representatives as Joint Shareholders Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders. 12.5 Representative of a Corporate Shareholder If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of the shareholders by written instrument, fax or any other method of transmitting legibly recorded messages and: (1) for that purpose, the instrument appointing a representative must: (a) be received at the registered office of the Company or at any other place specified for the receipt of proxies, in the notice calling the meeting, at least the number of business days for the receipt of proxies specified in the notice, or if no number of days is specified in the notice, at least, two business days before the day set for the holding of the meeting; or (b) be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting; (2) if a representative is appointed under this Article 12.5: (a) the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and (b) the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting. 12.6 Proxy Provisions Do Not Apply to All Companies Article 12.9 does not apply to the Company if and for so long as it is a public company or a pre- existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply. Sections 12.7 to 12.15 apply to the Company only insofar as they are not inconsistent with any applicable securities legislation and any regulations and rules made and promulgated under such legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by securities commission or similar authorities appointed under that legislation. 12.7 Appointment of Proxy Holders Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of the shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the instrument of proxy. 12.8 Alternate Proxy Holders A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder. 12.9 Form of Proxy A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form designated by the directors, the scrutineer or the chair of the meeting: [name of company] (the “Company”) The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting. Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the undersigned): . Signed [month, day, year] [Signature of shareholder] [Name of shareholder- printed] 12.10 Deposit of Proxy A proxy for a meeting of shareholders must be by written instrument, fax or any other method of transmitting legibly messages and must: (1) be received at the registered office of the Company or at any other place specified for the receipt of proxies, in the notice calling the meeting, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, in the notice, at least two business days before the day set for the holding of the meeting; or

(2) unless the notice provides otherwise, be deposited at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting. A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages. 12.11 Revocation of Proxy Subject to Article 12.12, every proxy may be revoked by an instrument in writing that is : (1) received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or (2) deposited with the chair of the meeting, at the meeting, before any vote in respect of which the proxy is to be used shall have been taken. 12.12 Revocation of Proxy Must Be Signed An instrument referred to in Article 12.12 must be signed as follows: (1) if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative; (2) if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5. 12.13 Production of Evidence of Authority to Vote The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote. 13. DIRECTORS 13.1 First Directors; Number of Directors The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at: (1) subject to paragraphs (2) and (3), the number of directors that is equal to the number of the Company’s first directors; (2) if the Company is a public company, the greater of three and the most recently set of: (a) the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and (b) the number of directors set under Article 14.4; (3) if the Company is not a public company, the most recently set of:

(a) the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and (b) the number of directors set under Article 14.4. 13.2 Change in Number of Directors If the number of directors is set under Articles 13.1(2)(a) or 13.1(3)(a): (1) the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number; (2) if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies. 13.3 Directors’ Acts Valid Despite Vacancy An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office. 13.4 Qualifications of Directors A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director. 13.5 Remuneration of Directors The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director. 13.6 Reimbursement of Expenses of Directors The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company. 13.7 Special Remuneration for Directors If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive. 13.8 Gratuity, Pension or Allowance on Retirement of Director Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance. 14. ELECTION AND REMOVAL OF DIRECTORS 14.1 Election at Annual General Meeting At every annual general meeting and in every unanimous resolution contemplated by Article 10.2: (1) the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and (2) all the directors cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment. 14.2 Consent to be a Director No election, appointment or designation of an individual as a director is valid unless: (1) that individual consents to be a director in the manner provided for in the Business Corporations Act; (2) that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or (3) with respect to first directors, the designation is otherwise valid under the Business Corporations Act. 14.3 Failure to Elect or Appoint Directors If: (1) the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or (2) the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors; then each director then in office continues to hold office until the earlier of: (3) the date on which his or her successor is elected or appointed; and (4) the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles. 14.4 Places of Retiring Directors Not Filled If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-

elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office. 14.5 Directors May Fill Casual Vacancies, Any casual vacancy occurring in the board of directors may be filled by the directors. 14.6 Remaining Directors Power to Act The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose. 14.7 Shareholders May Fill Vacancies If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors. 14.8 Additional Directors Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed: (1) one-third of the number of first directors, if. at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or (2) in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8. Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment. 14.9 Ceasing to be a Director A director ceases to be a director when: (1) the term of office of the director expires; (2) the director dies; (3) the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or (4) the director is removed from office pursuant to Articles 14.10 or 14.11. 14.10 Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy. 14.11 Removal of Director by Directors The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceased to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy. 15. POWERS AND DUTIES OF DIRECTORS 15.1 Powers of Management The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company. 15.2 Appointment of Attorney of Company The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her. 16. DISCLOSURE OF INTEREST OF DIRECTORS 16.1 Obligation to Account for Profits A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act. 16.2 Restrictions on Voting by Reason of Interest A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution. 16.3 Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting. 16.4 Disclosure of Conflict of Interest or Property A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act. 16.5 Director Holding Other Office in the Company A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine. 16.6 No Disqualification No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason. 16.7 Professional Services by Director or Officer Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer. 16.8 Director or Officer in Other Corporations A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person. 17. PROCEEDINGS OF DIRECTORS 17.1 Meetings of Directors The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as the directors think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine. 17.2 Voting at Meetings Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

17.3 Chair of Meetings The following individual is entitled to preside as chair at a meeting of directors: (1) the chair of the board, if any; (2) in the absence of the chair of the board, the president, if any, if the president is a director; or (3) any other director chosen by the directors if: (a) neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting; (b) neither the chair of the board nor the president, if a director, is willing to chair the meeting; or (c) the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that the chair of the board and the president will not be present at the meeting. 17.4 Meetings by Telephone or Other Communications Medium A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 17.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner. 17.5 Calling of Meetings A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time. 17.6 Notice of Meetings, Other than for meetings held at regular intervals as determined by the directors pursuant to Article 17.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in Article 23.1 or orally or by telephone. 17.7 When Notice Not Required It is not necessary to give notice of a meeting of the directors to a director if: (1) the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or (2) the director has waived notice of the meeting.

17.8 Meeting Valid Despite Failure to Give Notice The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director does not invalidate any proceedings at that meeting. 17.9 Waiver of Notice of Meetings Any director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director. 17.10 Quorum The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at two directors or. if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting. 17.11 Validity of Acts Where Appointment Defective Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer. 17.12 Consent Resolutions in Writing A resolution of the directors or of any committee of the directors may be passed without a meeting: (a) in all cases, if each of the directors entitle to vote on the resolution consents to it in writing; or (b) in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who are entitled to vote on the resolution consents to it in writing. A consent in writing under this Article 17 may be evidence by signed document, fax, email or any other method of transmitting legibly recorded messages. A consent in writing may be in two or more counterparts which together are deemed to constitute one entire document. A resolution of the directors or of any committee of the directors passed in accordance with this Article 17.12 is deemed to effective on the date stated in the consent in writing and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to such meetings. 18. EXECUTIVE AND OTHER COMMITTEES 18.1 Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except: (1) the power to fill vacancies in the board of directors; (2) the power to remove a director; (3) the power to change the membership of, or fill vacancies in, any committee of the directors; and (4) such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution. 18.2 Appointment and Powers of Other Committees The directors may, by resolution: (1) appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate; (2) delegate to a committee appointed under paragraph (I) any of the directors’ powers, except: (a) the power to fill vacancies in the board of directors; (b) the power to remove a director; (c) the power to change the membership of, or fill vacancies in, any committee of the directors: and (d) the power to appoint or remove officers appointed by the directors; and (3) make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors’ resolution. 18.3 Obligations of Committees Any committee appointed under Articles 18.1 or 18.2, in the exercise of the powers delegated to it, must: (1) conform to any rules that may from time to time be imposed on it by the directors; and (2) report every act or thing done in exercise of those powers at such times as the directors may require. 18.4 Powers of Board The directors may, at any time, with respect to a committee appointed under Articles 18.1 or 18.2: (1) revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding; (2) terminate the appointment of, or change the membership of, the committee; and

(3) fill vacancies in the committee. 18.5 Committee Meetings Subject to Article 18.3(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 18.1 or 18.2: (1) the committee may meet and adjourn as it thinks proper; (2) the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting; (3) a majority of the members of the committee constitutes a quorum of the committee; and (4) questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote. 19. OFFICERS 19.1 Directors May Appoint Officers The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment. 19.2 Functions, Duties and Powers of Officers The directors may. for each officer: (1) determine the functions and duties of the officer; (2) entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and (3) revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer. 19.3 Qualifications No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director. 19.4 Remuneration and Terms of Appointment All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

20. INDEMNIFICATION 20.1 Definitions In this Article 21: (1) “eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding; (2) “eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director, officer, or former officer of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director, former director, officer or former officer of the Company: (a) is or may be joined as a party; or (b) is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding; (3) “expenses” has the meaning set out in the Business Corporations Act. 20.2 Mandatory Indemnification of Directors and Former Directors Subject to the Business Corporations Act, the Company may indemnify a director, former director, officer or former officer of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company may, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and officer is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 20.2. 20.3 Indemnification of Other Persons Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person. 20.4 Non-Compliance with Business Corporations Act The failure of a director, former director, officer or former officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part. 20.5 Company May Purchase Insurance The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who: (1) is or was a director, alternate director, officer, employee or agent of the Company; (2) is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(3) at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity; (4) at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity; against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position. 21. DIVIDENDS 21.1 Payment of Dividends Subject to Special Rights The provisions of this Article 21 are subject to Article 2.1 and to the rights, if any, of shareholders holding shares with special rights as to dividends. 21.2 Declaration of Dividends Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as the directors may deem advisable. 21.3 No Notice Required The directors need not give notice to any shareholder of any declaration under Article 21.2. 21.4 Record Date The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5:00 p.m. on the date on which the directors pass the resolution declaring the dividend. 21.5 Manner of Paying Dividend A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways. 21.6 Settlement of Difficulties If any difficulty arises in regard to a distribution under Article 21.5, the directors may settle the difficulty as the directors deem advisable, and, in particular, may: (1) set the value for distribution of specific assets; (2) determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and (3) vest any such specific assets in trustees for the persons entitled to the dividend. 21.7 When Dividend Payable Any dividend may be made payable on such date as is fixed by the directors.

21.8 Dividends to be Paid in Accordance with Number of Shares All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held. 21.9 Receipt by Joint Shareholders If several persons are joint shareholders of any share, any one of such joint shareholders may give an effective receipt for any dividend, bonus or other money payable in respect of the share. 21.10 Dividend Bears No Interest No dividend bears interest against the Company. 21.11 Fractional Dividends If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend. 21.12 Payment of Dividends Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority. 21.13 Capitalization of Surplus Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus. 22. DOCUMENTS, RECORDS AND REPORTS 22.1 Recording of Financial Affairs The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act. 22.2 Inspection of Accounting Records Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company. 23. NOTICES 23.1 Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods: (1) mail addressed to the person at the applicable address for that person as follows: (a) for a record mailed to a shareholder, the shareholder’s registered address; (b) for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class; (c) in any other case, the mailing address of the intended recipient; (2) delivery at the applicable address for that person as follows, addressed to the person: (a) for a record delivered to a shareholder, the shareholder’s registered address; (b) for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class; (c) in any other case, the delivery address of the intended recipient; (3) sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class; (4) sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class: (5) physical delivery to the intended recipient. 23.2 Deemed Receipt of Mailing A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 23.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing. 23.3 Certificate of Sending A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 23.1, prepaid and mailed or otherwise sent as permitted by Article 23.1 is conclusive evidence of that fact. 23.4 Notice to Joint Shareholders A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

23.5 Notice to Trustees A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by: (1) mailing the record, addressed to such person: (a) by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and (b) at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or (2) if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred. 24. SEAL 24.1 Who May Attest Seal Except as provided in Articles 24.2 and 24.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of: (1) any two directors; (2) any officer, together with any director; (3) if the Company only has one director, that director; or (4) any one or more directors or officers or persons as may be determined by the directors. 24.2 Sealing Copies For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 24.1, the impression of the seal may be attested by the signature of any director or officer. 24.3 Mechanical Reproduction of Seal The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as the directors may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them. 25. SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE SUBORDINATE VOTING SHARES The Subordinate Voting Shares of the Company, without nominal or par value, shall have attached thereto the special rights and restrictions as set forth below: 25.1 Voting Rights Holders of Subordinate Voting Shares (“Subordinate Voting Holder”) shall be entitled to notice of and to attend at any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company shall have the right to vote. At each such meeting Subordinate Voting Holders shall be entitled to one vote in respect of each Subordinate Voting Share held. 25.2 Alteration to Rights of Subordinate Voting Shares As long as any Subordinate Voting Shares remain outstanding, the Company will not, without the consent of the holders of the Subordinate Voting Shares by separate special resolution, prejudice or interfere with any right or special right attached to the Subordinate Voting Shares. 25.3 Dividends Subordinate Voting Holders shall, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Subordinate Voting Shares, be entitled to receive as and when declared by the directors, dividends in cash or property of the Company. No dividend will be declared or paid on the Subordinate Voting Shares unless the Company simultaneously declares or pays, as applicable, equivalent dividends on the Multiple Voting Shares (on an as- converted to Subordinate Voting Share basis) and Super Voting Shares (on an as-converted to Subordinate Voting Share basis). 25.4 Liquidation, Dissolution or Winding-Up In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, the Subordinate Voting Holders shall, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Subordinate Voting Shares be entitled to participate rateably along with all other holders of Multiple Voting Shares (on an as-converted to Subordinate Voting Share basis) and Super Voting Shares (on an as-converted to Subordinate Voting Share basis). 25.5 Subdivision or Consolidation Subject to Sections 26.6(d) and (e) and Sections 27.6(e) and (f), no subdivision or consolidation of the Subordinate Voting Shares, Multiple Voting Shares or Super Voting Shares shall occur unless, simultaneously, the Subordinate Voting Shares, Multiple Voting Shares and Super Voting Shares are subdivided or consolidated in the same manner, so as to maintain and preserve the relative rights of the holders of the shares of each of the said classes. 25.6 Rights to Subscribe; Pre-Emptive Rights The Subordinate Voting Holders are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Subordinate Voting Shares, bonds, debentures or other securities of the Company now or in the future.

25.7 Rights Upon an Offer In the event that (1) an offer is made to purchase Multiple Voting Shares or Super Voting Shares, and the offer is one which is required, pursuant to applicable securities legislation or the rules of a stock exchange, if any, on which the Subordinate Voting Shares are then listed, to be made to all or substantially all the holders of Multiple Voting Shares or Super Voting Shares, as applicable, in a province or territory of Canada to which the requirement applies, and (2) a concurrent equivalent offer is not made in respect of the Subordinate Voting Shares, then each Subordinate Voting Share shall become convertible at the option of the holder into Multiple Voting Shares or Super Voting Shares, as applicable, at the inverse of applicable Conversion Ratio (as defined in Section 26.6 and 27.6, as applicable) then in effect, at any time while the offer is in effect until one day after the time prescribed by applicable securities legislation for the offeror to take up and pay for such shares as are to be acquired pursuant to the offer. The conversion may only be exercised in respect of Subordinate Voting Shares for the purpose of depositing the resulting Multiple Voting Shares or Super Voting Shares, as applicable, under the offer, and for no other reason, and shall not provide holders of Subordinate Voting Shares any beneficial ownership of Multiple Voting Shares or Super Voting Shares, as applicable, but only in the consideration under the offer. In such event, the transfer agent for the Subordinate Voting Shares shall deposit under the offer the resulting Multiple Voting Shares or Super Voting Shares, as applicable, on behalf of the holder. To exercise such conversion right, the holder or his or its attorney duly authorized in writing shall: (a) give written notice to the transfer agent of the exercise of such right, and of the number of Subordinate Voting Shares in respect of which the right is being exercised; (b) deliver to the transfer agent the share certificate or certificates representing the Subordinate Voting Shares in respect of which the right is being exercised, if applicable; (c) pay any applicable stamp tax or similar duty on or in respect of such conversion. No share certificates representing the Multiple Voting Shares or Super Voting Shares, as applicable, resulting from the conversion of the Subordinate Voting Shares will be delivered to the holders on whose behalf such deposit is being made. For Subordinate Voting Shares held by, or for the account or benefit of, a person resident in the United States, conversion will be subject to compliance with the registration requirements of the U.S. Securities Act and any applicable securities laws of any state of the United States or an available exemption therefrom and the Company or the transfer agent may request such additional documentation necessary to reasonably evidence such compliance or exemption. If Multiple Voting Shares or Super Voting Shares, as applicable, resulting from the conversion and deposited pursuant to the offer are withdrawn by the holder or are not taken up by the offeror, or the offer is abandoned, withdrawn or terminated by the offeror or the offer otherwise expires without such Multiple Voting Shares or Super Voting Shares, as applicable, being taken up and paid for, the Multiple Voting Shares or Super Voting Shares, as applicable, resulting from the conversion will be automatically re-converted into Subordinate Voting Shares at the Conversion Ratio then in effect, shall be deemed to have never been outstanding, and a share certificate representing the Subordinate Voting Shares or electronic evidence of such Subordinate Voting Shares issued in a non-certificate manner will be sent to the holder by the transfer agent. In the event that the offeror takes up and pays for the Multiple Voting Shares or Super Voting Shares, as applicable, resulting from conversion, the transfer agent shall deliver to the holders thereof the consideration paid for such shares by the offeror.

25.8 Odd Lots In the event that Subordinate Voting Holders are entitled to convert their Subordinate Voting Shares into Super Voting Shares under Section 25.7 in connection with an offer, holders of an aggregate of Subordinate Voting Shares of less than 100 (an “Odd Lot”), subject to any adjustments to the initial Conversion Ratio pursuant to the adjustment provisions of the Subordinate Voting Shares or the Super Voting Shares, as applicable, designed to preserve their relative rights, will be entitled to convert all but not less than all of such Odd Lot of Subordinate Voting Shares into a fraction of one Super Voting Share, at the inverse of the applicable Conversion Ratio then in effect, provided that such conversion into a fractional Super Voting Share will be solely for the purpose of tendering the fractional Super Voting Share to the offer in question and that any fraction of a Super Voting Share that is tendered to the offer but that is not, for any reason, taken up and paid for by the offeror will automatically be reconverted into the Subordinate Voting Shares that existed prior to such conversion. 26. SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE MULTIPLE VOTING SHARES The Multiple Voting Shares of the Company, without nominal or par value, shall have attached thereto the special rights and restrictions as set forth below: 26.1 Voting Rights The holders of Multiple Voting Shares (the “Multiple Voting Holders”) shall have the right to 10 votes for each Subordinate Voting Share into which such Multiple Voting Shares could then be converted (ignoring any limitations under Section 26.7), which for greater certainty, shall initially equal 10 votes per Multiple Voting Share, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the Subordinate Voting Holders, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders’ meeting and shall be entitled to vote, together with holders of Subordinate Voting Shares, with respect to any question upon which Subordinate Voting Holders have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as converted basis (after aggregating all Subordinate Voting Shares into which Multiple Voting Shares could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). Except as provided by law and by the provisions of Section 26.2, Multiple Voting Holders shall vote the Multiple Voting Shares together with the Subordinate Voting Holders and Super Voting Holders as a single class. 26.2 Alterations to the Rights of Multiple Voting Shares As long as any Multiple Voting Shares remain outstanding, the Company will not, without the consent of the holders of the Multiple Voting Shares and Super Voting Shares by separate special resolution, prejudice or interfere with any right or special right attached to the Multiple Voting Shares. In connection with the exercise of the voting rights contained in this Section 26.2 each holder of Multiple Voting Shares will have one vote in respect of each Multiple Voting Share held. 26.3 Dividends The Multiple Voting Holders shall, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Multiple Voting Shares, have the right to receive dividends, out of any cash or other assets legally available therefor, pari passu (on an as converted basis, assuming conversion of all Multiple Voting Shares into Subordinate Voting Shares at the applicable Conversion Ratio and ignoring any limitations on conversion under Section 26.7) as to dividends and any declaration or payment of any dividend on the Subordinate Voting Shares. No dividend will be declared or paid on the Multiple Voting Shares unless the Company simultaneously declares or pays, as applicable, equivalent dividends on the Subordinate Voting Shares and Super Voting Shares (on an as-converted to Subordinate Voting Share basis). 26.4 Liquidation, Dissolution or Winding-Up In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, the Multiple Voting Holders shall, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Multiple Voting Shares, be entitled to participate rateably, on an as-converted to Subordinate Voting Share basis, along with all other holders of Subordinate Voting Shares and Super Voting Shares (on an as-converted to Subordinate Voting Share basis). 26.5 Rights to Subscribe; Pre-Emptive Rights The Multiple Voting Holders are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Subordinate Voting Shares, bonds, debentures or other securities of the Company now or in the future. 26.6 Conversion Subject to the Conversion Limitations set forth in Section 26.7, Multiple Voting Holders shall have conversion rights as follows (the “Conversion Rights”): (a) Right to Convert. Each Multiple Voting Share shall be convertible, at the option of the Multiple Voting Holder thereof, at any time after the date of issuance of such share at the office of the Company or any transfer agent for such shares, into such number of fully paid and non-assessable Subordinate Voting Shares as is determined by multiplying the number of Multiple Voting Shares by the Conversion Ratio applicable to such share, determined as hereafter provided, in effect on the date the Multiple Voting Share is surrendered for conversion. The initial “Conversion Ratio” for Multiple Voting Shares shall be 1 Subordinate Voting Share for each Multiple Voting Share, provided, however, that the Conversion Ratio shall be subject to adjustment as set forth in Sections 26.6(d) and (e). (b) Mechanics of Conversion. Before any Multiple Voting Holder shall be entitled to convert Multiple Voting Shares into Subordinate Voting Shares, the Multiple Voting Holder shall surrender the certificate or certificates therefor, duly endorsed, or provide other electronic evidence therefor, at the office of the Company or of any transfer agent for Subordinate Voting Shares, and shall give written notice to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates or other electronic evidence of Subordinate Voting Shares are to be issued (each, a “Conversion Notice”). The Company shall (or shall cause its transfer agent to), as soon as practicable thereafter, issue and deliver at such office to such Multiple Voting Holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of Subordinate Voting Shares or electronic evidence of such Subordinate Voting Shares to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Multiple Voting Shares to be converted, and the person or persons entitled to receive the Subordinate Voting

Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Subordinate Voting Shares as of such date. (c) Mandatory Conversion. Notwithstanding Section 26.7, the Company may require each holder of Multiple Voting Shares to convert all, and not less than all, the Multiple Voting Shares at the applicable Conversion Ratio (a “Mandatory Conversion”) if at any time all the following conditions are satisfied (or otherwise waived by special resolution of Multiple Voting Holders): (i) the Subordinate Voting Shares issuable upon conversion of all the Multiple Voting Shares are registered for resale and may be sold by the holder thereof pursuant to an effective registration statement and/or prospectus covering the Subordinate Voting Shares under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”); (ii) the Company is subject to the reporting requirements of Section 13 or 15(d) of the U.S. Exchange Act; and (iii) the Subordinate Voting Shares are listed or quoted (and are not suspended from trading) on a recognized North America stock exchange or by way of reverse takeover transaction on the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or Neo Exchange Inc. (or any other stock exchange recognized as such by the Ontario Securities Commission). The Company will issue or cause its transfer agent to issue each holder of Multiple Voting Shares of record a Mandatory Conversion Notice at least 20 days prior to the record date of the Mandatory Conversion, which shall specify therein (i) the number of Subordinate Voting Shares into which the Multiple Voting Shares are convertible and (ii) the address of record for such holder. On the record date of a Mandatory Conversion, the Company will issue or cause its transfer agent to issue each holder of record on the Mandatory Conversion Date certificates or electronic evidence representing the number of Subordinate Voting Shares into which the Multiple Voting Shares are so converted and each certificate representing the Multiple Voting Shares shall be null and void. (d) Adjustments for Distributions. In the event the Company shall declare a distribution to Subordinate Voting Holders payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not otherwise causing adjustment to the Conversion Ratio (a “Distribution”), then, in each such case for the purpose of this Section 26.6(d), the Multiple Voting Holders shall be entitled to a proportionate share of any such Distribution as though they were the holders of the number of Subordinate Voting Shares into which their Multiple Voting Shares are convertible as of the record date fixed for the determination of the Subordinate Voting Holders entitled to receive such Distribution. (e) Recapitalizations; Stock Splits. If at any time or from time-to-time, the Company shall (i) effect a recapitalization of the Subordinate Voting Shares; (ii) issue Subordinate Voting Shares as a dividend or other distribution on outstanding Subordinate Voting Shares; (iii) subdivide the outstanding Subordinate Voting Shares into a greater number of Subordinate Voting Shares; (iv) consolidate the outstanding Subordinate Voting Shares into a smaller number of Subordinate Voting Shares; or (v) effect any similar transaction or action that does not itself also require adjustment to the Conversion Ratio (each, a “Recapitalization”), provision shall be made so that the Multiple Voting Holders shall thererafter be entitled to receive, upon conversion of Multiple Voting Shares, the number of Subordinate Voting Shares or other securities or property of the Company or otherwise, to which a holder of Subordinate Voting Shares deliverable upon conversion would have been entitled on such Recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 26.6 with respect to the rights of the Multiple Voting Holders after the Recapitalization to the end that the provisions of this Section 26.6 (including adjustment of the Conversion ratio then in effect and the number of Multiple Voting Shares issuable upon conversion of Multiple Voting Shares) shall be applicable after that event as nearly equivalent as may be practicable. (f) No Fractional Shares and Certificates as to Adjustments. No fractional Subordinate Voting Shares shall be issued upon the conversion of any Multiple Voting Shares and the number of Subordinate Voting Shares to be issued shall be rounded up to the nearest whole Subordinate Voting Share. Whether or not fractional Subordinate Voting Shares are issuable upon such conversion shall be determined on the basis of the total number of Multiple Voting Shares the Multiple Voting Holder is at the time converting into Subordinate Voting Shares and the number of Subordinate Voting Shares issuable upon such aggregate conversion. (g) Adjustment Notice. Upon the occurrence of each adjustment or readjustment of the Conversion Ratio pursuant to this Section 26.6, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each Multiple Voting Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Multiple Voting Holder, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Ratio at the time in effect, and (C) the number of Subordinate Voting Shares and the amount, if any, of other property which at the time would be received upon the conversion of a Multiple Voting Share. (h) Effects of Conversion. All Multiple Voting Shares which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the time of conversion (the “Conversion Time”), except only the right of the holders thereof to receive Subordinate Voting Shares in exchange therefor and to receive payment in lieu of any fraction of a share otherwise issuable upon such conversion. (i) Notices of Record Date. Except as otherwise provided under applicable law, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of any class or any other securities or property, or to receive any other right, the Company shall mail to each Multiple Voting Holder, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right. (j) Conversion Upon an Offer. In addition to the conversion rights set out in this Section 26.6, in the event that (1) an offer is made to purchase Subordinate Voting Shares or Super Voting Shares, and the offer is one which is required, pursuant to applicable securities legislation or the rules of a stock exchange, if any, on which the Subordinate Voting Shares are then listed, to be made to all or substantially all the Subordinate Voting Holders or Super Voting Holders, as applicable, in a province or territory of Canada to which the requirement applies, and (2) a concurrent equivalent offer is not made in respect of the Multiple Voting Shares, then each Multiple Voting Share shall become convertible at the option of the holder into Subordinate Voting Shares at the Conversion Ratio then in effect or into Super Voting Shares based on the inverse of the Conversion Ratio as defined in Section 27.6, as applicable, at any time while the offer is in effect until one day after the time prescribed by applicable securities legislation for the offeror to take up and pay for such shares as are to be acquired pursuant to the offer. The conversion right in this Section 26.6(j), may only be exercised in respect of Multiple Voting Shares for the purpose of depositing the resulting Subordinate Voting Shares or Super Voting Shares, as applicable, under the offer, and for no other reason and shall not provide the Multiple Voting Holder any beneficial ownership of Subordinate Voting Shares or Super Voting Shares, as applicable, but rather only in the consideration to be provided under the offer. In such event, the transfer agent for the Subordinate Voting Shares and/or Super Voting Shares, as applicable, shall deposit under the offer the resulting Subordinate Voting Shares or Super Voting Shares, as applicable, on behalf of the Multiple Voting Holder. To exercise such conversion right, the Multiple Voting Holder or his or its attorney duly authorized in writing shall: (1) give written notice to the transfer agent of the exercise of such right, and of the number of Multiple Voting Shares in respect of which the right is being exercised; (2) deliver to the transfer agent the share certificate or certificates representing the Multiple Voting Shares in respect of which the right is being exercised, if applicable; and (3) pay any applicable stamp tax or similar duty on or in respect of such conversion. (k) Automatic Conversion. A Multiple Voting Share shall automatically be converted without further action by the holder thereof into one Subordinate Voting Share upon the transfer by the holder thereof to anyone other than (i) another Initial Super Voting Holder (as defined in Section 27.6(c), and together with the Initial Multiple Voting Holder, the “Initial Holders”), an immediate family member of an Initial Holder or a transfer for purposes of estate or tax planning to a company or person that is wholly beneficially owned by an Initial Holder or immediate family members of an Initial Holder or which an Initial Holder or immediate family members of an Initial Holder are the sole beneficiaries thereof; or (ii) a party approved by the Company. For the purposes hereof, “Initial Multiple Voting Holder” means Denis Arsenault. 26.7 Conversion Limitations Before any Multiple Voting Holder shall be entitled to convert Multiple Voting Shares into Subordinate Voting Shares, the Board of Directors (or a committee thereof) shall designate an officer of the Company to determine if any Conversion Limitation set forth in this Section 26.7 shall apply to the conversion of Multiple Voting Shares. For the purposes of this Section 26.7, each of the following is a “Conversion Limitation”: (a) Beneficial Ownership Restriction

(i) Beneficial Ownership. The Company shall not effect any conversion of Multiple Voting Shares and a Multiple Voting Holder shall not have the right to convert any portion of its Multiple Voting Shares, pursuant to Section 27.6 or otherwise, to the extent that after giving effect to such issuance after conversion as set forth on the applicable Conversion Notice, the Multiple Voting Holder (together with the Multiple Voting Holder’s Affiliates (each, an “Affiliate” as defined in Rule 12b- 2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and any other persons acting as a group together with the Multiple Voting Holder or any of the Multiple Voting Holder’s Affiliates), would beneficially own in excess of 9.99% of the number of the Subordinate Voting Shares outstanding immediately after giving effect to the issuance of Subordinate Voting Shares issuable upon conversion of the Multiple Voting Shares subject to the Conversion Notice (the “Beneficial Ownership Limitation”). (ii) Calculation. For purposes of the foregoing sentence, the number of Subordinate Voting Shares beneficially owned by the Multiple Voting Holder and its Affiliates shall include the number of Subordinate Voting Shares issuable upon conversion of Multiple Voting Shares with respect to which such determination is being made, but shall exclude the number of Subordinate Voting Shares which would be issuable upon (i) convert of the remaining, non-converted portion of Multiple Voting Shares beneficially owned by the Multiple Voting Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or non-converted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Multiple Voting Holder or any of its Affiliates. In any case, the number of outstanding Subordinate Voting Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including Multiple Voting Shares, subject to the Conversion Notice, by the Multiple Voting Holder or its Affiliates since the date as of which such number of outstanding Subordinate Voting Shares was reported. Except as set forth in the preceding sentence, for purposes of this Section 26.7(a), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder based on information provided by the Multiple Voting Holder to the Company in the Conversion Notice. (iii) Conversion Limitation. To the extent that the limitation contained in this Section 26.7(a) applies and the Company can convert some, but not all, of such Multiple Voting Shares, submitted for conversion, the Company shall convert Multiple Voting Shares up to the Beneficial Ownership Limitation in effect, based on the number of Multiple Voting Shares submitted for conversion on such date. The determination of whether Multiple Voting Shares are convertible (in relation to other securities owned by the Multiple Voting Holder together with any Affiliates) and of which Multiple Voting Shares are convertible shall be in the sole discretion of the Company, and the submission of a Conversion Notice shall be deemed to be the Multiple Voting Holder’s certification as to the Multiple Voting Holder’s beneficial ownership of Subordinate Voting Shares of the Company, and the Company shall have the right, but not the obligation, to verify or confirm the accuracy of such beneficial ownership. (iv) Increase of Beneficial Ownership Limitation. The Multiple Voting Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 26.7(a), provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of the Subordinate Voting Shares outstanding immediately after giving effect to the issuance of Subordinate Voting Shares upon conversion of Multiple Voting Shares subject to the Conversion Notice and the provisions of this Section 26.7 shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 26.7 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor Multiple Voting Holder. 26.8 Pre-Emptive Rights The holders of Multiple Voting Shares shall have no pre-emptive rights. 26.9 Notices Any notice required by the provisions of these Special Rights and Restrictions to be given to the Multiple Voting Holders shall be deemed given if deposited in the mail or courier, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Company. 26.10 Status of Converted Multiple Voting Shares Any Multiple Voting Share converted shall be retired and cancelled and may not be reissued as shares of such series or any other class or series, and the Company may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of Multiple Voting Shares accordingly. 26.11 Disputes Any Multiple Voting Holder that beneficially owns more than 5% of the issued and outstanding Multiple Voting Shares may submit a written dispute as to the determination of the Conversion Ratio or the arithmetic calculation of the Conversion Ratio or the Beneficial Ownership Limitation by the Company to the Board of Directors with the basis for the disputed determinations or arithmetic calculations. The Company shall respond to the Multiple Voting Holder within five (5) Business Days of receipt, or deemed receipt, of the dispute notice with a written calculation of the Conversion Ratio or the Beneficial Ownership Limitation, as applicable. If the Multiple Voting Holder and the Company are unable to agree upon such determination or calculation of the Conversion Ratio or the Beneficial Ownership Limitation, as applicable, within five (5) Business Days of such response, then the Company and the Multiple Voting Holder shall, within one (1) Business Day thereafter submit the disputed arithmetic calculation of the Conversion Ratio or the Beneficial Ownership Limitation to the Company’s independent, outside accountant. The Company, at the Company’s expense, shall cause the accountant to perform the determinations or calculations and notify the Company and the Multiple Voting Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

27. SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE SUPER VOTING SHARES The Super Voting Shares of the Company, without nominal or par value, shall have attached thereto the special rights and restrictions as set forth below: 27.1 Voting Rights The holders of Super Voting Shares (the “Super Voting Holders”) shall have the right to 10 votes for each Subordinate Voting Share into which such Super Voting Shares could then be converted (ignoring any limitations under Section 27.7), which for greater certainty, shall initially equal 1,000 votes per Super Voting Share, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the Subordinate Voting Holders, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders’ meeting and shall be entitled to vote, together with holders of Subordinate Voting Shares, with respect to any question upon which Subordinate Voting Holders have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as converted basis (after aggregating all Subordinate Voting Shares into which Super Voting Shares could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). Except as provided by law and by the provisions of Section 27.2, Super Voting Holders shall vote the Super Voting Shares together with the Subordinate Voting Holders and Multiple Voting Holders as a single class. 27.2 Alterations to the Rights of Super Voting Shares In addition to any other rights provided by law, the Company shall not amend, alter or repeal the preferences, special rights or other powers of the Super Voting Shares or any other provision of the Company’s constating documents that would adversely affect the rights of the Super Voting Holders, without the written consent or affirmative vote of the holders of at least 66-2/3% of the then outstanding aggregate number of Super Voting Shares, as such changes relate to the Super Voting Shares, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class of the holders of Super Voting Shares (a “Super Majority Vote”). The Company shall have authority to issue one or more additional classes or series of shares, which may have rights and preferences superior or subordinate to the Super Voting Shares. 27.3 Rank (a) All shares of Super Voting Shares shall be identical with each other in all respects. (b) The Super Voting Shares shall rank pari passu to the Subordinate Voting Shares as to dividends and upon liquidation, as described below, but are subject to the prior rights of the holders of any shares of the Company ranking in priority to the Super Voting Shares. Any amounts herein shall be subject to appropriate adjustments in the event of any stock splits, consolidations or the like. 27.4 Dividend Rights The Super Voting Holders shall , subject to the prior rights of the holders of any shares of the Company ranking in priority to the Super Voting Shares, have the right to receive dividends, out of any cash or other assets legally available therefor, pari passu (on an as converted basis, assuming conversion of all Super Voting Shares into Subordinate Voting Shares at the applicable Conversion Ratio and ignoring any limitations on conversion under Section 27.7) as to dividends and any declaration or payment of any dividend on the Subordinate Voting Shares. 27.5 Liquidation Rights

(a) In the event of any Liquidation Event (as defined below), either voluntary or involuntary, the holders of Super Voting Shares shall, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Super Voting Shares, be entitled to receive the assets of the Company available for distribution to shareholders, distributed among the holders of Super Voting Shares on a pro rata basis based on the number of Super Voting Shares (on an as converted to Subordinate Voting Shares basis, assuming conversion of all Super Voting Shares into Subordinate Voting Shares at the applicable Conversion Ratio and ignoring any limitations on conversion under Section 27.7) issued and outstanding on the record date. (b) For purposes of this Section 27.5, a “Liquidation Event” shall include (i) any voluntary or involuntary liquidation, dissolution or winding up of the Company, including any event determined by the Board of Directors of the Company to constitute a Liquidity Event requiring the liquidation, dissolution or winding up of the Company; (ii) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any transaction effected exclusively for the purpose of changing the domicile of the Company or determined by the Board of Directors of the Company not to constitute a Liquidation Event); (iii) a sale of all or substantially all of the assets of the Company; unless, in the case of (ii) or (iii), the Company’s shareholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company’s acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity or the Board of Directors of the Company otherwise determines that such transaction does not constitute a Liquidation Event. 27.6 Conversion Subject to the Conversion Limitations set forth in Section 27.7, Super Voting Holders shall have conversion rights as follows (the “Conversion Rights”): (a) Right to Convert. Each Super Voting Share shall be convertible, at the option of the Super Voting Holder thereof, at any time after the date of issuance of such share at the office of the Company or any transfer agent for such shares, into such number of fully paid and non-assessable Subordinate Voting Shares as is determined by multiplying the number of Super Voting Shares by the Conversion Ratio applicable to such share, determined as hereafter provided, in effect on the date the Super Voting Share is surrendered for conversion. Each Super Voting Share shall be convertible into 100 Subordinate Voting Shares (“Conversion Ratio”), provided, however, that the Conversion Ratio shall be subject to adjustment as set forth in Sections 27.6(e) and (f). (b) Automatic Conversion. Each Super Voting Share shall automatically be converted without further action by the Super Voting Holder into Subordinate Voting Shares at the applicable Conversion Ratio immediately upon the earlier of: (i) a Liquidation Event; or (ii) the date specified by the written consent or affirmative Super Majority Vote of the then outstanding aggregate number of Super Voting Shares. (c) Automatic Conversion upon Certain Transfers. A Super Voting Share shall automatically be converted without further action by the holder thereof into one Subordinate Voting Share upon the transfer by the holder thereof to anyone other than (i) another Initial Super Voting Holder, an immediate family member of an Initial Super Voting Holder or a transfer for purposes of estate or tax planning to a company or person that is wholly beneficially owned by an Initial Super Voting Holder or immediate family members of an Initial Super Voting Holder or which an Initial Super Voting Holder or immediate family members of an Initial Super Voting Holder are the sole beneficiaries thereof; or (ii) a party approved by the Company. For the purposes hereof, “Initial Super Voting Holder” means James Cacioppo, Erich Mauff and Louis Jonathan Barack. (d) Mechanics of Conversion. Before any Super Voting Holder shall be entitled to convert Super Voting Shares into Subordinate Voting Shares, the Super Voting Holder shall surrender the certificate or certificates therefor, duly endorsed, or the electronic evidence therefor, at the office of the Company or of any transfer agent for Subordinate Voting Shares, and shall give written notice to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates or electronic evidence of Subordinate Voting Shares are to be issued (each, a “Conversion Notice”). The Company shall (or shall cause its transfer agent to), as soon as practicable thereafter, issue and deliver at such office to such Super Voting Holder, or to the nominee or nominees of such holder, a certificate or certificates or electronic evidence of the number of Subordinate Voting Shares to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Super Voting Shares to be converted, and the person or persons entitled to receive the Subordinate Voting Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Subordinate Voting Shares as of such date. (e) Adjustments for Distributions. In the event the Company shall declare a distribution to Subordinate Voting Holders payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not otherwise causing adjustment to the Conversion Ratio (a “Distribution”), then, in each such case for the purpose of this Section 27.6(e), the Super Voting Holders shall be entitled to a proportionate share of any such Distribution as though they were the holders of the number of Subordinate Voting Shares into which their Super Voting Shares are convertible as of the record date fixed for the determination of the Subordinate Voting Holders entitled to receive such Distribution. (f) Recapitalizations; Stock Splits. If at any time or from time-to-time, the Company shall (i) effect a recapitalization of the Subordinate Voting Shares; (ii) issue Subordinate Voting Shares as a dividend or other distribution on outstanding Subordinate Voting Shares; (iii) subdivide the outstanding Subordinate Voting Shares into a greater number of Subordinate Voting Shares; (iv) consolidate the outstanding Subordinate Voting Shares into a smaller number of Subordinate Voting Shares; or (v) effect any similar transaction or action that does not itself also require adjustment to the Conversion Ratio (each, a “Subordinate Voting Share Recapitalization”), the Conversion Ratio of the Super Voting Shares shall be multiplied by a fraction of which the numerator shall be the number of Subordinate Voting Shares outstanding immediately after such event and of which the denominator shall be the number of Subordinate Voting Shares outstanding immediately before such event. After any Subordinate Voting Share Recapitalization, the provisions of Section 27.6 (including adjustment of the Conversion Ratio then in effect and the number of Subordinate Voting Shares acquirable upon conversion of Super Voting Shares) shall be applied in a manner such that the rights of the Super Voting Holders, Multiple Voting Holders and Subordinate Voting Holders are as equivalent as practicable to such rights prior to such Subordinate Voting Share Recapitalization. If at any time or from time-to-time, the Company shall (i) effect a recapitalization of the Super Voting Shares; (ii) issue Super Voting Shares as a dividend or other distribution on outstanding Super Voting Shares; (iii) subdivide the outstanding Super Voting Shares into a greater number of Super Voting Shares; (iv) consolidate the outstanding Super Voting Shares into a smaller number of Super Voting Shares; or (v) effect any similar transaction or action that does not itself also require adjustment to the Conversion Ratio (each, a “Super Voting Share Recapitalization”), the Conversion Ratio for such shares subject to such event shall be multiplied by a fraction of which the numerator shall be the number of Super Voting Shares outstanding immediately before such event and of which the denominator shall be the number of Super Voting Shares outstanding immediately after such event. After any Super Voting Share Recapitalization, the provisions of Section 27.6 (including adjustment of the Conversion Ratio then in effect and the number of Subordinate Voting Shares acquirable upon conversion of Super Voting Shares) shall be applied in a manner such that the rights of the Super Voting Holders, Multiple Voting Holders and Subordinate Voting Holders are as equivalent as practicable to such rights prior to such Super Voting Share Recapitalization. (g) No Impairment. The Company will not, by amendment of its notice of articles or articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by it, but will at all times in good faith assist in the carrying out of all the provisions of this Section 27.6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Super Voting Holders against impairment. (h) No Fractional Shares and Certificates as to Adjustments. No fractional Subordinate Voting Shares shall be issued upon the conversion of any Super Voting Shares and the number of Subordinate Voting Shares to be issued shall be rounded up to the nearest whole Subordinate Voting Share. Whether or not fractional Subordinate Voting Shares are issuable upon such conversion shall be determined on the basis of the total number of Super Voting Shares the Super Voting Holder is at the time converting into Subordinate Voting Shares and the number of Subordinate Voting Shares issuable upon such aggregate conversion. (i) Adjustment Notice. Upon the occurrence of each adjustment or readjustment of the Conversion Ratio pursuant to this Section 27.6, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each Super Voting Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Super Voting Holder, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Ratio at the time in effect, and (C) the number of Subordinate Voting Shares and the amount, if any, of other property which at the time would be received upon the conversion of a Super Voting Share. (j) Effects of Conversion. All Super Voting Shares which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the time of conversion (the “Conversion Time”), except only the right of the holders thereof to receive Subordinate Voting Shares in exchange therefor and to receive payment in lieu of any fraction of a share otherwise issuable upon such conversion. (k) Notices of Record Date. Except as otherwise provided under applicable law, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of any class or any other securities or property, or to receive any other right, the Company shall mail to each Super Voting Holder, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right. (l) Conversion Upon an Offer: In addition to the conversion rights set out in this Section 27.6, in the event that (1) an offer is made to purchase Subordinate Voting Shares, and the offer is one which is required, pursuant to applicable securities legislation or the rules of a stock exchange, if any, on which the Subordinate Voting Shares are then listed, to be made to all or substantially all the Subordinate Voting Holders in a province or territory of Canada to which the requirement applies, and (2) a concurrent equivalent offer is not made in respect of the Super Voting Shares, then each Super Voting Share shall become convertible at the option of the holder into Subordinate Voting Shares at the Conversion Ratio then in effect, at any time while the offer is in effect until one day after the time prescribed by applicable securities legislation for the offeror to take up and pay for such shares as are to be acquired pursuant to the offer. The conversion right in this Section 27.6(l), may only be exercised in respect of Super Voting Shares for the purpose of depositing the resulting Subordinate Voting Shares under the offer, and for no other reason and shall not provide the Super Voting Holder any beneficial ownership of Subordinate Voting Shares but rather only in the consideration to be provided under the offer. In such event, the transfer agent for the Subordinate Voting Shares shall deposit under the offer the resulting Subordinate Voting Shares, on behalf of the holder. To exercise such conversion right, the holder or his or its attorney duly authorized in writing shall: (1) give written notice to the transfer agent of the exercise of such right, and of the number of Super Voting Shares in respect of which the right is being exercised; (2) deliver to the transfer agent the share certificate or certificates representing the Super Voting Shares in respect of which the right is being exercised, if applicable; and (3) pay any applicable stamp tax or similar duty on or in respect of such conversion. No share certificates representing the Subordinate Voting Shares resulting from the conversion of the Super Voting Shares will be delivered to the holders on whose behalf such deposit is being made. For Super Voting Shares held by, or for the account or benefit of, a person resident in the United States, conversion will be subject to compliance with the registration requirements of the U.S. Securities Act and any applicable securities laws of any state of the United States or an available exemption therefrom and the Company or the transfer agent may request such additional documentation necessary to reasonably evidence such compliance or exemption. If Subordinate Voting Shares resulting from the conversion and deposited pursuant to the offer are withdrawn by the holder or are not taken up by the offeror, or the offer is abandoned, withdrawn or terminated by the offeror or the offer otherwise expires without such Subordinate Voting Shares being taken up and paid for, the Subordinate Voting Shares resulting from the conversion will be automatically re-converted into Super Voting Shares at the inverse of Conversion Ratio then in effect, shall be deemed to have never been outstanding, and a share certificate representing the Super Voting Shares will be sent to the holder by the transfer agent. In the event that the offeror takes up and pays for the Subordinate Voting Shares resulting from conversion, the transfer agent shall deliver to the holders thereof the consideration paid for such shares by the offeror. 27.7 Conversion Limitations Before any Super Voting Holder shall be entitled to convert Super Voting Shares into Subordinate Voting Shares, the Board of Directors (or a committee thereof) shall designate an officer of the Company to determine if any Conversion Limitation set forth in this Section 27.7 shall apply to the conversion of Super Voting Shares. For the purposes of this Section 27.7, each of the following is a “Conversion Limitation”: (a) Foreign Private Issuer Protection Limitation. The Company will use commercially reasonable efforts to maintain its status as a “foreign private issuer” (as determined in accordance with Rule 3b-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Accordingly: (i) 45% Threshold. Except as provided in Section 27.6(b), the Company shall not effect any conversion of Super Voting Shares, and the Super Voting Holders shall not have the right to convert any portion of the Super Voting Shares pursuant to Section 27 or otherwise, to the extent that after giving effect to such issuance after conversions, the aggregate number of Subordinate Voting Shares and Super Voting Shares held of record, directly or indirectly, by residents of the United States (as determined in accordance with Rule 3b-4 under the Exchange Act) would exceed forty five percent (45%) (the “45% Threshold”) of the aggregate number of Subordinate Voting Shares, Multiple Voting Shares and Super Voting Shares issued and outstanding (the “FPI Protective Restriction”). The board may by resolution increase the 45% Threshold to an amount not to exceed 50% and in the event of any such increase, all references to the 45% Threshold herein shall refer instead to the amended threshold set by such resolution. (ii) Conversion Limitations. In order to effect the FPI Protective Restriction, each Super Voting Holder will be subject to the 45% Threshold based on the number of Super Voting Shares held by such Super Voting Holder as of the date of the initial issuance of the Super Voting Shares and thereafter at the end of each of the Company’s subsequent second fiscal quarters (each, a “Determination Date”), calculated as follows: X = [(A x 0.45) - B] x (C/D) Where on the Determination Date: X = Maximum number of Subordinate Voting Shares available for issuance upon conversion of Super Voting Shares by the Super Voting Holder.

A = The number of Subordinate Voting Shares and Super Voting Shares issued and outstanding on the Determination Date. B = Aggregate number of Subordinate Voting Shares and Super Voting Shares held of record, directly or indirectly, by residents of the United States (as determined in accordance with Rule 3b-4 under the Exchange Act) on the Determination Date. C = Aggregate number of Subordinate Voting Shares issuable upon conversion of Super Voting Shares held by the Super Voting Holder on the Determination Date. D = Aggregate number of all Subordinate Voting Shares issuable upon conversion of Super Voting Shares on the Determination Date. (iii) Determination of FPI Protective Restriction. For purposes of subsections 27.7(a)(i) and 27.7(a)(ii), the Board of Directors (or a committee thereof) shall designate an officer of the Company to determine as of each Determination Date: (A) the 45% Threshold and (B) the FPI Protective Restriction. Upon a determination of the 45% Threshold and the FPI Protective Restriction, the Company will provide each Super Voting Holder of record notice of the FPI Protective Restriction within thirty (30) days of the end of each Determination Date (a “Notice of Conversion Limitation”). To the extent that the FPI Protective Restriction contained in this Section 27.7(a) applies, the determination of whether Super Voting Shares are convertible shall be in the sole discretion of the Company. For greater certainty, the Company may waive any thresholds that apply to a shareholder, if the aggregate 45% Threshold is met. (iv) Disputes. In the event of a dispute as to the number of Subordinate Voting Shares issuable to a Super Voting Holder in connection with a conversion of Super Voting Shares, the Company shall issue to the Super Voting Holder the number of Subordinate Voting Shares not in dispute and resolve such dispute in accordance with Section 27.11. (b) Beneficial Ownership Restriction. (i) Beneficial Ownership. The Company shall not effect any conversion of Super Voting Shares and a Super Voting Holder shall not have the right to convert any portion of its Super Voting Shares, pursuant to Section 27.6 or otherwise, to the extent that after giving effect to such issuance after conversion as set forth on the applicable Conversion Notice, the Super Voting Holder (together with the Super Voting Holder’s Affiliates (each, an “Affiliate” as defined in Rule 12b-2 under the Exchange Act), and any other persons acting as a group together with the Super Voting Holder or any of the Super Voting Holder’s Affiliates), would beneficially own in excess of 9.99% of the number of the Subordinate Voting Shares outstanding immediately after giving effect to the issuance of Subordinate Voting Shares issuable upon conversion of the Super Voting Shares subject to the Conversion Notice (the “Beneficial Ownership Limitation”). (ii) Calculation. For purposes of the foregoing sentence, the number of Subordinate Voting Shares beneficially owned by the Super Voting Holder and its Affiliates shall include the number of Subordinate Voting Shares issuable upon conversion of Super Voting Shares with respect to which such determination is being made, but shall exclude the number of Subordinate Voting Shares which would be issuable upon (i) convert of the remaining, non-converted portion of Super Voting Shares beneficially owned by the Super Voting Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or non-converted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Super Voting Holder or any of its Affiliates. In any case, the number of outstanding Subordinate Voting Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including Super Voting Shares, subject to the Conversion Notice, by the Super Voting Holder or its Affiliates since the date as of which such number of outstanding Subordinate Voting Shares was reported. Except as set forth in the preceding sentence, for purposes of this Section 27.7(b), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder based on information provided by the Super Voting Holder to the Company in the Conversion Notice. (iii) Conversion Limitation. To the extent that the limitation contained in this Section 27.7(b) applies and the Company can convert some, but not all, of such Super Voting Shares, submitted for conversion, the Company shall convert Super Voting Shares up to the Beneficial Ownership Limitation in effect, based on the number of Super Voting Shares submitted for conversion on such date. The determination of whether Super Voting Shares are convertible (in relation to other securities owned by the Super Voting Holder together with any Affiliates) and of which Super Voting Shares are convertible shall be in the sole discretion of the Company, and the submission of a Conversion Notice shall be deemed to be the Super Voting Holder’s certification as to the Super Voting Holder’s beneficial ownership of Subordinate Voting Shares of the Company, and the Company shall have the right, but not the obligation, to verify or confirm the accuracy of such beneficial ownership. (iv) Increase of Beneficial Ownership Limitation. The Super Voting Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 27.7(b), provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of the Subordinate Voting Shares outstanding immediately after giving effect to the issuance of Subordinate Voting Shares upon conversion of Super Voting Shares subject to the Conversion Notice and the provisions of this Section 27.7 shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 27.7 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor Super Voting Holder. 27.8 Pre-Emptive Rights The holders of Super Voting Shares shall have no pre-emptive rights.

27.9 Notices Any notice required by the provisions of these Special Rights and Restrictions to be given to the Super Voting Holders shall be deemed given if deposited in the mail or courier, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Company. 27.10 Status of Converted Super Voting Shares Any Super Voting Share converted shall be retired and cancelled and may not be reissued as shares of such series or any other class or series, and the Company may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of Super Voting Shares accordingly. 27.11 Disputes Any Super Voting Holder that beneficially owns more than 5% of the issued and outstanding Super Voting Shares may submit a written dispute as to the determination of the Conversion Ratio or the arithmetic calculation of the Conversion Ratio, 45% Threshold, FPI Protective Restriction or the Beneficial Ownership Limitation by the Company to the Board of Directors with the basis for the disputed determinations or arithmetic calculations. The Company shall respond to the Super Voting Holder within five (5) Business Days of receipt, or deemed receipt, of the dispute notice with a written calculation of the Conversion Ratio, 45% Threshold, FPI Protective Restriction or the Beneficial Ownership Limitation, as applicable. If the Super Voting Holder and the Company are unable to agree upon such determination or calculation of the Conversion Ratio, 45% Threshold, FPI Protective Restriction or the Beneficial Ownership Limitation, as applicable, within five (5) Business Days of such response, then the Company and the Super Voting Holder shall, within one (1) Business Day thereafter submit the disputed arithmetic calculation of the Conversion Ratio, 45% Threshold, FPI Protective Restriction or the Beneficial Ownership Limitation to the Company’s independent, outside accountant. The Company, at the Company’s expense, shall cause the accountant to perform the determinations or calculations and notify the Company and the Super Voting Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

- 53 - 28. FORUM FOR ADJUDICATION OF CERTAIN DISPUTES 28.1 Forum for Adjudication of Certain Disputes. Unless the Company consents in writing to the selection of an alternative forum, the Supreme Court of the Province of British Columbia, Canada and the appellate Courts therefrom (collectively, the “Courts”) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer of the Company to the Company, (iii) any action asserting a claim arising pursuant to any provision of the Business Corporations Act or the notice of articles or articles of the Corporation Company (as either may be amended from time to time); or (iv) any action asserting a claim otherwise related to the relationships among the Corporation, its affiliates and their respective shareholders, directors and/or officers, but this paragraph (iv) does not include claims related to the business carried on by the Company or such affiliates. If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court located within the Province of British Columbia (a “Foreign Action”) in the name of any registered or beneficial shareholder, such registered or beneficial shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Courts in connection with any action brought in any such Court to enforce the foregoing exclusive forum provision (an “Enforcement Action”), and (ii) having service of process made upon such registered or beneficial shareholder in such Enforcement Action by service upon such registered or beneficial shareholder’s counsel in the Foreign Action as agent of the shareholder. 29. ADDITIONAL RIGHTS PRIVILEGES, RESTRICTIONS AND CONDITIONS APPLICABLE TO EQUITY SHARES 29.1 Rights, Privileges, Restrictions and Conditions Applicable to Equity Shares. (a) For the purposes of this Section 29, the following terms will have the meaning specified below: “Applicable Price” means a price per Equity Share determined by the board of directors, but not less than 95% of the lesser of: (i) the Closing Market Price of the Subordinate Voting Shares on the Exchange; and (ii) the five-day volume weighted average price of the Subordinate Voting Shares on the Exchange for the five trading days immediately prior to the closing of the Redemption or Transfer (or the average of the last bid and last asking prices if there was no trading on the specified dates). Notwithstanding the foregoing, if the Subordinate Voting Shares are not traded or quoted for trading on the Exchange or any other marketplace, the Applicable Price may be determined by the board of directors in its sole discretion; “Business” means the conduct of any activities relating to the cultivation, manufacturing and dispensing of cannabis and cannabis-derived products, including in the United States or elsewhere, which include the owning and operating of cannabis licenses; “Closing Market Price” shall be: (i) an amount equal to the closing price of the Subordinate Voting Shares on the trading day immediately prior to the closing of the Redemption or Transfer if there was a trade on the specified date and the applicable exchange or market provides a closing price; or (ii) an amount equal to the average of the last bid and last asking prices of the Subordinate

- 54 - Voting Shares on the trading day immediately prior to the closing of the Redemption or Transfer if there was no trading on the applicable date; “Determination Date” means the date on which the Company provides written notice to any shareholder that the board of directors has determined that such shareholder is an Unsuitable Person; “Equity Shares” means, collectively, the Subordinate Voting Shares, Multiple Voting Shares, Preferred Shares and Super Voting Shares; “Exchange” means the Canadian Securities Exchange or the then principal marketplace on which the Subordinate Voting Shares are listed or quoted for trading, if any; “Governmental Authority” or “Governmental Authorities” means any United States or foreign, federal, provincial, state, county, regional, local or municipal government, any agency, administration, board, bureau, commission, department, service, or other instrumentality or political subdivision of the foregoing, and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or monetary policy (including any court or arbitration authority) and any Exchange; “Licenses” means all licenses, permits, approvals, orders, authorizations, registrations, findings of suitability, franchises, exemptions, waivers and entitlements issued by a Governmental Authority to or for the benefit of the Company or any affiliate required for, or relating to, the conduct of the Business; “Outstanding Equity Shares” means the sum of: (i) the issued and outstanding Subordinate Voting Shares; (ii) the number of Subordinate Voting Shares into which the issued and outstanding Super Voting Shares may be converted; and (iii) the number of Subordinate Voting Shares into which the issued and outstanding Multiple Voting Shares may be converted; “Ownership” (and derivatives thereof) means (i) ownership of record as evidenced in the Company’s central securities register, (ii) “beneficially own” as defined in Section 1 of the Business Corporations Act, or (iii) the power to exercise control or direction over a security; “Person” means an individual, partnership, corporation, company, limited or unlimited liability company, trust or any other entity; “Redemption” has the meaning ascribed thereto in Section 29.1(h); “Redemption Date” means the date on which the Company will redeem and pay for the Equity Shares pursuant to Section 29. The Redemption Date will be not less than thirty (30) Trading Days following the date of the Redemption Notice unless a Governmental Authority requires that the Equity Shares be redeemed as of an earlier date or the board of directors determines in its reasonable discretion that the Equity Shares be redeemed as of an earlier date, in which case, the Redemption Date will be such earlier date and if there is an outstanding Redemption Notice, the Company will issue an amended Redemption Notice reflecting the new Redemption Date forthwith; “Redemption Notice” has the meaning ascribed thereto in Section 29.1(i); “Significant Interest” means Ownership of five percent (5%) or more of the Outstanding Equity Shares, including through acting jointly or in concert with another shareholder, or such other number of Equity Shares as is determined by the board of directors from time to time;

- 55 - “Subject Shareholder” means a Person, a group of Persons acting jointly or in concert or a group of Persons who the board of directors reasonably determines are acting jointly or in concert; “Trading Day” means a day on which trades of any class of the Equity Shares are executed on the Exchange or any other stock exchange on which the Equity Shares are listed or quoted for trading; “Transfer” has the meaning ascribed thereto in Section 29.1(h); “Transfer Date” means the date on which a Transfer of Equity Shares required by the Company is required to be completed by the Company; “Transfer Notice” has the meaning ascribed thereto in Section 29.1(l); “Transferred Share” has the meaning ascribed thereto in Section 29.1(h); and “Unsuitable Person” means: (i) any Person (including a Subject Shareholder) with a Significant Interest who a Governmental Authority granting the Licenses has determined to be unsuitable to own Equity Shares; (ii) any Person (including a Subject Shareholder) with a Significant Interest whose ownership of Equity Shares may result in the loss, suspension or revocation (or similar action) with respect to any Licenses or may result in in the Company or any affiliate being unable to obtain any new Licenses in the normal course, including, but not limited to, as a result of such Person’s failure to apply for a suitability review from or to otherwise fail to comply with the requirements of a Governmental Authority, all as determined by the board of directors; or (iii) any Person who has not been determined by the applicable Governmental Authority to be an acceptable Person or otherwise have not received the requisite consent of such Governmental Authority to own the Equity Shares within a reasonable period of time acceptable to the board of directors or prior to acquiring any Equity Shares, as applicable. (b) Subject to Section 29.1(d), no Subject Shareholder may acquire Equity Shares that would result in the holding of a Significant Interest, directly or indirectly, in one or more transactions, without providing not less than 30 days’ advance written notice (or such shorter period as the board of directors may approve) to the Company by written notice to the Company’s head office to the attention of the secretary of the Company and without having received all required approvals from all Governmental Authorities. (c) If the board of directors reasonably believes that a Subject Shareholder may have failed to comply with any of the provisions of Section 29.1(b), the Company may, without prejudice to any other remedy hereunder, apply to the Supreme Court of British Columbia or another court of competent jurisdiction for an order directing that the Subject Shareholder disclose the number of Equity Shares Owned. (d) The provisions of Sections 29.1(b) and 29.1(c) will not apply to the Ownership, acquisition or disposition of Equity Shares as a result of:

- 56 - (i) any transfer of Equity Shares occurring by operation of bankruptcy or insolvency law including, inter alia, the transfer of Equity Shares of the Company to a trustee in bankruptcy; (ii) an acquisition or proposed acquisition by one or more underwriters or portfolio managers who hold Equity Shares for the purposes of distribution to the public or for the benefit of a third party provided that such third party is in compliance with Section 29.1(b); (iii) the holding by a recognized clearing agency or recognized depositary in the ordinary course of its business; or (iv) the conversion, exchange or exercise of securities of the Company or an affiliate (other than the Equity Shares) duly issued or granted by the Company or an affiliate, into or for Equity Shares, in accordance with their respective terms. (e) At the option of the Company and upon determination by the board of directors that an Unsuitable Person has not received the requisite approval of any Governmental Authority to own the Equity Shares, the Company may issue a notice prohibiting any Unsuitable Person owning Equity Shares from exercising any voting rights with respect to such Equity Shares and on and after the Determination Date specified therein, and/or providing that such holder will cease to have any rights whatsoever with respect to such Equity Shares, including any rights to the receipt of dividends from the Company, other than the right to receive the Applicable Price, without interest, on the Redemption Date or the Transfer Date, as applicable; provided, however, that if any such Equity Shares come to be owned solely by Persons other than an Unsuitable Person (such as by transfer of such Equity Shares to a liquidating trust, subject to the approval of the board of directors and any applicable Governmental Authority), such Persons may, in the discretion of the board of directors, exercise the voting and/or other rights attached to such Equity Shares and the board of directors may determine, in its sole discretion, not to redeem or require the Transfer of such Equity Shares. (f) Notwithstanding anything to the contrary contained herein, all transfers of Super Voting Shares and Multiple Voting Shares are subject to the other provisions of these Articles. (g) Following any Redemption in accordance with the terms of this Section 29, the redeemed Equity Shares will be cancelled. (h) At the option, but not obligation, of the Company, and at the discretion of the board of directors, any Equity Shares directly or indirectly owned by an Unsuitable Person may be (i) redeemed by the Company (for the Applicable Price) out of funds lawfully available on the Redemption Date (a “Redemption”), or (ii) required to be transferred to a third party for the Applicable Price and on such terms and conditions as the board of directors may direct (a “Transfer”, and each Equity Share subject to a Transfer, a “Transferred Share”). Equity Shares to be redeemed or mandatorily transferred pursuant to this section will be redeemed or mandatorily transferred at any time and from time to time pursuant to the terms hereof. (i) In the case of a Redemption, the Company will send a written notice to the holder of the Equity Shares called for Redemption, which will set forth: (i) the Redemption Date, (ii) the number of Equity Shares to be redeemed on the Redemption Date, (iii) the Applicable Price or the formula pursuant to which the Applicable Price will be determined and the manner of payment therefor, (iv) the place where such Equity Shares (or certificate

- 57 - therefor, as applicable) must be surrendered, or accompanied by proper instruments of transfer (and if so determined by the board of directors, together with a medallion signature guarantee), and (v) any other requirement of surrender of the Equity Shares to be redeemed (the “Redemption Notice”). The Redemption Notice may be conditional such that the Company need not redeem the Equity Shares owned by an Unsuitable Person on the Redemption Date if the board of directors determines, in its sole discretion, that such Redemption is no longer advisable or necessary on or before the Redemption Date. If applicable, the Company will send a written notice confirming the amount of the Applicable Price promptly following the determination of such Applicable Price. (j) Upon receipt by the Unsuitable Person of a Redemption Notice in accordance with Section 29.1(i) and surrender of the relevant Equity Share certificate, if applicable, the holder of the Equity Shares tendered for redemption (together with the applicable transfer documents) shall be entitled to receive the Applicable Price per redeemed Equity Share. (k) The Applicable Price payable in respect of the Equity Shares surrendered for Redemption during any calendar month shall be satisfied by way of cash payment no later than the last day of the calendar month following the month in which the Equity Shares were tendered for Redemption. Payments made by the Company of the cash portion of the Applicable Price, less any applicable taxes and any costs to the Company of the Redemption, are conclusively deemed to have been made upon the mailing of a cheque in a postage prepaid envelope addressed to the Unsuitable Person unless such cheque is dishonoured upon presentment. Upon such payment, the Company shall be discharged from all liability to the former Unsuitable Person in respect of the redeemed Equity Shares. (l) In the case of a required Transfer, the Company will send a written notice to the holder of the Equity Shares in question, which will set forth: (i) the Transfer Date, (ii) the number of Equity Shares to be Transferred on the Transfer Date, (iii) the Applicable Price or the formula pursuant to which the Applicable Price will be determined and the manner of payment therefor, (iv) the place where such Equity Shares (or certificate therefor, as applicable) must be surrendered, accompanied by proper instruments of transfer (and if so determined by the board of directors, together with a medallion signature guarantee), and (v) any other requirement in respect of the Equity Shares to be Transferred, which may without limitation include a requirement to dispose of the Equity Shares via the Exchange to a Person who would not be in violation of the provisions of this Section 29.1(l) (the “Transfer Notice”). The Transfer Notice may be conditional such that the Company need not require the Transfer of the Equity Shares owned by an Unsuitable Person on the Transfer Date if the board of directors determines, in its sole discretion, that such Transfer is no longer advisable or necessary on or before the Transfer Date. If applicable, the Company will send a written notice confirming the amount of the Applicable Price promptly following the determination of such Applicable Price. (m) Upon receipt by the Unsuitable Person of a Transfer Notice in accordance with Section 29.1(l) and surrender of the relevant Equity Share certificate, if applicable (together with applicable Transfer documents), the holder of the Equity Shares tendered for Transfer shall be entitled to receive the Applicable Price per Transferred Share. (n) The Applicable Price payable in respect of the Equity Shares surrendered for Transfer during any calendar month shall be satisfied, less any costs to the Company of the Transfer, by way of cash payment no later than the last day of the calendar month following the month in which the Equity Shares were tendered for Transfer. Payments made by the Company of the cash portion of the Applicable Price, less any applicable taxes and any costs to the Company of the Transfer, are conclusively deemed to have been made upon

- 58 - the mailing of a cheque in a postage prepaid envelope addressed to the Unsuitable Person unless such cheque is dishonoured upon presentment. Upon such payment, the Company shall be discharged from all liability to the former Unsuitable Person in respect of the Transferred Shares. (o) If Equity Shares are required to be Transferred under Section 29.1(l), the former owner of the Equity Shares immediately before the Transfer shall by that Transfer be divested of their interest or right in the Equity Shares, and the Person who, but for the Transfer, would be the registered owner of the Equity Shares or a Person who satisfies the Company that, but for the Transfer, they could properly be treated as the registered owner or registered holder of the Equity Shares shall, from the time of the Transfer, be entitled to receive only the Applicable Price per Transferred Share, without interest, less any applicable taxes and any costs to the Company of the Transfer. (p) Following the sending of any Redemption Notice or Transfer Notice, and prior to the completion of the Redemption or Transfer specified therein, the Company may refuse to recognize any other disposition of the Equity Shares in question. (q) If the Company does not know the address of the former holder of Equity Shares Transferred or Redeemed hereunder, it may retain the amount payable to the former holder thereof, title to which shall revert to the Company if not claimed within two (2) years (and at that time all rights thereto shall belong to the Company). (r) To the extent required by applicable laws, the Company may deduct and withhold any tax from the Applicable Price. To the extent any amounts are so withheld and are timely remitted to the applicable Governmental Authority, such amounts shall be treated for all purposes herein as having been paid to the Person in respect of which such deduction and withholding was made. (s) All notices given by the Company to holders of Equity Shares pursuant to this Schedule, including a Redemption Notice or Transfer Notice, will be in writing and will be deemed given when delivered by personal service, overnight courier or first-class mail, postage prepaid, to the holder’s registered address as shown on the Company’s share register. (t) The Company’s right to Redeem or Transfer Equity Shares pursuant to this Section 29 will not be exclusive of any other right the Company may have or hereafter acquire under any agreement or any provision of the notice of articles or the articles of the Company or otherwise with respect to the Equity Shares or any restrictions on holders thereof. (u) In connection with the conduct of its or its affiliates’ Business, the Company may require that a Subject Shareholder provide to one or more Governmental Authorities, if and when required, information and fingerprints for a criminal background check, individual history form(s), and other information required in connection with applications for Licenses. (v) The board of directors can waive any provision of this Section 29 in its sole discretion. (w) In the event that any provision (or portion of a provision) of this Section 29 or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of Section 29 (including the remainder of such provision, as applicable) will continue in full force and effect. (x) In the administration of the provisions of these Articles, the board of directors shall have, in addition to the powers set forth herein, all of the powers necessary or desirable, in their opinion, to carry out the intent and purpose of these Articles.

- 59 - (y) Wherever in these Articles it is necessary to determine the opinion of the board of directors of directors, such opinion shall be expressed and conclusively evidenced by a resolution of the board of directors duly adopted, including a resolution in writing executed pursuant these Articles and the Business Corporations Act. (z) No shareholder of the Company nor any other Person claiming an interest in shares of the Company shall have any claim or action against the Company or against any director or officer of the Company, and the Company shall have no claim or action against any director or officer of the Company, arising out of any act (including any omission to act) taken by any such director or officer pursuant to, or in intended pursuance of, the provisions of these articles or any breach or alleged breach of such provisions. 30. SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE PREFFERED SHARES The Preferred Shares of the Company, without nominal or par value, shall have attached thereto the special rights and restrictions as set forth below: 30.1 Issuable in Series The Preferred Shares may at any time and from time to time be issued in one or more series. 30.2 Name, Number and Special Rights and Restrictions of Preferred Shares Subject to the Business Corporations Act, the board may from time to time, by directors' resolution, if none of the Preferred Shares of any particular series are issued, alter these Articles and authorize the alteration of the Notice of Articles of the Company, as the case may be, to do one or more of the following: (1) determine the maximum number of shares of any of those series of Preferred Shares that the Company is authorized to issue, determine that there is no such maximum number, or alter any determination made under this paragraph (i) or otherwise in relation to a maximum number of those shares; (2) create an identifying name by which the shares of any of those series of Preferred Shares may be identified, or alter any identifying name created for those shares; and (3) attach special rights or restrictions to the shares of any of those series of Preferred Shares or alter any special rights or restrictions attached to those shares, including, but without limiting or restricting the generality of the foregoing, special rights or restrictions with respect to: (a) the rate, amount, method of calculation and payment of any dividends, whether cumulative, partly cumulative or non-cumulative, and whether such rate, amount, method of calculation or payment is subject to change or adjustment in the future; (b) any rights upon a dissolution, liquidation or winding-up of the Company or upon any other return of capital or distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs; (c) any rights of redemption, retraction or purchase for cancellation and the prices and terms and conditions of any such rights; (d) any rights of conversion, exchange or reclassification and the terms and conditions of any such rights;

- 60 - (e) any voting rights and restrictions; (f) the terms and conditions of any share purchase plan or sinking fund; (g) restrictions respecting payment of dividends on, or the return of capital, repurchase or redemption of, any other shares of the Company; and (h) any other special rights or restrictions, not inconsistent with these share provisions, attaching to such series of Preferred Shares. 30.3 Alteration to Rights of Preferred Shares As long as any Preferred Shares remain outstanding, the Company will not, without the consent of the holders of the Preferred Shares by separate special resolution, prejudice or interfere with any right or special right attached to the Preferred Shares as a class. 30.4 Rank No special rights or restrictions attached to any series of Preferred Shares will confer upon the shares of that series a priority over the shares of any other series of Preferred Shares in respect of dividends or a return of capital in the event of the dissolution of the Company or on the occurrence of any other event that entitles the shareholders holding the shares of all series of the Preferred Shares to a return of capital. The Preferred Shares of each series will, with respect to the payment of dividends and the distribution of assets or return of capital in the event of dissolution or on the occurrence of any other event that entitles the shareholders holding the shares of all series of the Preferred Shares to a return of capital, rank on a parity with the shares of every other series. 30.5 Class Rights or Restrictions (1) Holders of Preferred Shares will be entitled to preference with respect to payment of dividends over the Super Voting Shares, the Multiple Voting Shares, the Subordinate Voting Shares and any other shares ranking junior to the Preferred Shares with respect to payment of dividends. (2) In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, the holders of the Preferred Shares will be entitled to preference over the Super Voting Shares, the Multiple Voting Shares, the Subordinate Voting Shares and any other shares ranking junior to the Preferred Shares with respect to the repayment of capital paid up on and the payment of unpaid dividends accrued on the Preferred Shares. (3) The Preferred Shares may also be given such other preferences over the Super Voting Shares, the Multiple Voting Shares, the Subordinate Voting Shares and any other shares ranking junior to the Preferred Shares as may be fixed by directors' resolution as to the respective series authorized to be issued.
DN: JUSHI HOLDINGS INC. Form of Proxy – Annual and Special Meeting to be held on [ ], 2026 Trader’s Bank Building 1100, 67 Yonge Street Toronto ON M5E 1J8 Appointment of Proxyholder I/We being the undersigned holder(s) of Jushi Holdings Inc. hereby appoint Michelle Mosier or failing this person, Harris Shain OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein: as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting (the “Meeting”) of Jushi Holdings Inc. to be held at 301 Yamato Road, Suite 3250 Boca Raton, FL 33431 at [ ] or at any adjournment or postponement thereof. 1. Number of Directors. To set the number of directors to be elected at the Meeting to five (5). For Against 2. Election of Directors. For Withhold For Withhold For Withhold a. James A. Cacioppo b. Stephen Monroe c. Benjamin Cross d. Marina Hahn e. Billy Wafford 3. Appointment of Auditors. To appoint Macias Gini & O'Connell LLP as auditors of the Company, and to authorize the directors of the Company to fix the auditors' remuneration and the terms of their engagement For Withhold 4.Arrangement Resolution. To consider and, if thought advisable, pass a special resolution, the full text of which is set forth in Appendix A to the Management Information Circular and Proxy Statement for the Meeting (the “Circular”), to approve a plan of arrangement under Section 288 of the Business Corporations Act (British Columbia) involving, among other things, the continuance and domestication of the Company from the laws of British Columbia, Canada to the laws of the State of Nevada in the United States, as more particularly described in the Circular (collectively, the “Arrangement”) For Against Abstain 5. Meeting Adjournment. To approve one or more adjournments of the Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve one or more proposals, including the Arrangement For Against Authorized Signature(s) – This section must be completed for your instructions to be executed. I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Signature(s): Date MM / DD / YY Interim Financial Statements – Check the box to the right if you would like to RECEIVE interim financial statements and accompanying Management’s Discussion & Analysis by mail. See reverse for instructions to sign up for delivery by email. Annual Financial Statements – Check the box to the right if you would like to RECEIVE the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. See reverse for instructions to sign up for delivery by email.

This form of proxy is solicited by and on behalf of Management. Proxies must be received by [ ], on [ ]. Notes to Proxy 1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent them at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse. 2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name appears on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME. To Vote Your Proxy Online please visit: https://vote.odysseytrust.com You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy. To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at https://odysseytrust.com/ca-en/help/. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.